The Prudential Series Fund, Inc.                      SEMIANNUAL   June 30, 2000

VARIABLE LIFE INSURANCE                               INVESTMENT ADVISERS
Prudential's Variable Universal Life                  The Prudential Investment Corporation
Pruco Life's Variable Universal Life                  AIM Advisors, Inc.
Pruco Life's PruSelect(SM) III                          American Century Investment Management, Inc.
Pruco Life of New Jersey's PruSelect(SM) III            Franklin Advisers, Inc.
Pruco Life's Survivorship Variable Universal Life     Janus Capital Corporation
Pruco Life of New Jersey's                            Massachusetts Financial Services Company
   Survivorship Variable Universal Life               Rowe Price-Fleming International, Inc.







The Prudential Insurance Company of America
751 Broad Street
Newark, NJ 07102-3777

Pruco Life Insurance Company
213 Washington Street                                       [LOGO OF PRUDENTIAL]
Newark, NJ 07102-2992

IFS-200007-A051726

-------------------------------------------------------------------------------
Build on the Rock
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This report may be used with the public only when preceded or accompanied by current prospectuses for The Prudential Series Fund, Inc., the applicable variable life product and the current Performance Data Update for the applicable product. The Performance Data Update shows historical investment performance after the deduction of investment management fees, investment-related expenses and the product's mortality and expense risk charge.

For the variable life insurance products, additional contract charges include the cost of insurance, administrative, sales and any applicable withdrawal or surrender charges. These charges will reduce the rates of return shown on the Performance Data Update. The prospectuses contain more information concerning charges and expenses, including hypothetical performance illustrations that show the effects of performance on various assumptions regarding the cost of insurance protection. You may also obtain a personalized illustration of historical performance which reflects the cost of your policy's insurance protection. The prospectuses should be read carefully before you invest or send money.

Variable Universal Life is issued by Pruco Life Insurance Company, located at 213 Washington Street, Newark, NJ 07102-2992 (except in New York, where the issuer is The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3777) and distributed by Pruco Securities Corporation, 751 Broad Street, Newark, NJ 07102-3777. Pruco Life Insurance Company and Pruco Securities Corporation are subsidiaries of The Prudential Insurance Company of America.

Survivorship Variable Universal Life is issued by Pruco Life Insurance Company (except in New York where the issurer is Pruco Life Insurance Company of New Jersey), both located at 213 Washington Street, Newark, NJ 07102-2992 and distributed by Pruco Securities Corporation, 751 Broad Street, Newark, NJ 07102-3777. All are subsidiaries of The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3777.

PruSelect(SM) III is issued by Pruco Life Insurance Company (except in New Jersey and New York, where it will be issued by Pruco Life Insurance Company of New Jersey, upon approval of contracts in those states), both located at 213 Washington Street, Newark, NJ 07102-2992 and distributed by Pruco Securities Corporation, 751 Broad Street, Newark, NJ 07102-3777. All are subsidiaries of The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3777. PruSelect(SM) III may not be available in all states.

Please note that most variable life insurance policies contain exclusions, limitations, reductions of benefits and terms for keeping them in force. Your financial professional can provide you with costs and complete details.

Prudential, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey are each solely responsible for their respective financial condition and contractual obligations.

Table of Contents
--------------------------------------------------------------------------------
 Letter to Contract Owners....................................................3
 Commentary and Outlook.....................................................4-7

 The Prudential Series Fund, Inc. Portfolios
     Money Market Portfolio
     Diversified Bond Portfolio
     Conservative Balanced Portfolio
     Flexible Managed Portfolio
     High Yield Bond Portfolio
     Stock Index Portfolio
     Equity Income Portfolio
     Equity Portfolio
     Prudential Jennison Portfolio
     Global Portfolio

 AIM Variable Insurance Funds, Inc.
     AIM V.I. Value

 American Century Variable Portfolios, Inc.
     American Century VP Value Fund

 Franklin Templeton Variable Insurance Products Trust
     Franklin Small Cap Fund Class II

 Janus Aspen Series
     Janus Aspen Growth Portfolio

 MFS(R) Variable Insurance Trust(SM)
     MFS(R) Emerging Growth Series

 T. Rowe Price International Series, Inc.
     T. Rowe Price International Stock Portfolio

                        The Prudential Series Fund, Inc.
                               Board of Directors


JOHN R. STRANGFELD                 W. SCOTT McDONALD, JR., Ph.D.
Chairman,                          Vice President,
The Prudential Series Fund, Inc.   Kaludis Consulting Group


SAUL K. FENSTER, Ph.D.             JOSEPH  WEBER, Ph.D.
President,                         Vice President,
New Jersey Institute of Technology Interclass (international corporate learning)

Letter to Contract Owners

Six Months Ended June 30, 2000

[PHOTO]

Chairman
John R. Strangfeld

"The first six months of the new century were among the most tumultuous in recent market history."

Dear Contract Owner:

This Semiannual Report reviews the investment strategies and performance of the portfolios in your variable life insurance or variable annuity contract available through Prudential.

Looking back
The first six months of the new century were among the most tumultuous in recent market history. The seemingly endless upward trajectory of new economy stocks--those in the technology, media and telecommunications industries--came to an abrupt halt in late March. Signs that inflation might be rising in the U.S., continued interest rate hikes, and high stock valuations caused investors to flee the technology-laden Nasdaq market in droves. A long-anticipated U.S. market correction was underway, and its impact was felt across the global marketplace.

Maintain a long-term outlook
In summary, it was an eventful period in the financial markets--one that we believe magnifies the value of several time-tested investment fundamentals. First, maintaining a long-term outlook for your investments is vital. Market fluctuations will occur, and reacting to short-term events is often ill-advised. As a case in point, we've already seen a rebound in several sectors that performed poorly during the second quarter of the year.

Diversification is key
Second, the financial markets are a moving target. As such, many investors find themselves buying at market highs when they gravitate to the strongest-performing sectors. A more sound approach is to diversify your portfolio across a wide variety of investments. And take special care to rebalance your portfolio should your asset allocation strategy veer from its original course.

Rely on your financial professional
Third, if you find yourself tempted to react to the latest market gyrations, turn to your financial professional for guidance. He or she can review your overall goals and determine if changes to your portfolio are necessary. This is particularly important during periods of extreme market volatility.


Sincerely,


/s/ John R. Strangfeld


John R. Strangfeld
Chairman,
The Prudential Series Fund, Inc.                                   July 17, 2000

Equity Commentary

June 30, 2000

Turbulence and change in equity market
--------------------------------------------------------------------------------
Not only did the first half of 2000 include some of the most turbulent days in U.S. stock market history, there were dramatic reversals of fortune at other time scales as well--by quarter and by month. Many of these reversals canceled each other out, so that by the end of June the S&P 500 had only a small net loss and the Russell 2000 Index of small-cap stocks only a modest gain.

The main market stories over this period were the net correction (downward) of extended telecommunications stocks and the see saw like rise of health care, power utilities and energy stocks. The technology sector skyrocketed up, corrected, then moved ahead again in a sharp June advance. Cyclical stocks--basic materials (such as paper and forest products and metals), consumer cyclicals (such as retail, autos and hotels), and capital goods (such as engineering and construction)--had steep declines. These trends were global in scope (except for capital goods, which had a moderately good local currency return in Europe that translated into a marginally positive return for dollar-based investors).

The result was a net advantage over the six months for growth over value investing except among small caps, where the most speculative technology stocks fell so much in March through May that they couldn't catch up in their June surge. Small-cap (the Russell 2000 sectors) energy (excluding integrated oil companies) and healthcare stocks had excellent catch-up returns of 52% and 36%, respectively. Overall, midcap stocks had the best performance of any market capitalization class, with midcap growth stocks the only equity market capitalization range with strong returns.


Strong economic growth creates fears and opportunities
--------------------------------------------------------------------------------
This pattern was driven by rapid U.S. economic growth, which led the Federal Reserve to continue to raise interest rates. Rising interest rates hurt the stocks of rapidly growing companies whose value lies in their future earnings:
The present value of such future earnings is reduced in a rising interest rate environment. Moreover, the fear that rising interest rates would cut off economic growth hurt both growth and cyclical stocks. Moreover, a growing global imbalance of supply and demand for oil created a turnaround in energy. Oil service companies performed quite well. A shortage of electricity generating capacity in the United States, as well as low inventories of the natural gas that is burned by many new generation plants, strengthened the domestic utility sector stocks overall, although some companies remained vulnerable to rising fuel prices.

A global downturn
--------------------------------------------------------------------------------
Only the Nordic region provided moderately good returns, led by Sweden. Other than that, the picture was generally bleak except for a few scattered individual countries with good returns: Canada, France, Malaysia, Israel, Venezuela and the Czech Republic.

*In U.S. currency.

Sources: Morgan Stanley Capital International, Standard & Poor's, Frank Russell Company, and Prudential as of June 30, 2000. All indexes are unmanaged and provide an indication of stock price movements. Past performance is not indicative of future results. Investors cannot invest directly in an index. Standard & Poor's 500 Index comprises 500 large, established, publicly traded stocks. Morgan Stanley Capital International Europe Index comprises approximately 620 European companies. Morgan Stanley Capital International Europe, Australia, Far East Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. S&P/Barra Value Index contains companies within the S&P 500 with lower price-to-book ratios. S&P/Barra Growth Index contains companies within the S&P 500 with higher price-to-book ratios. Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios. Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios. Morgan Stanley Capital International World Free Index contains those companies in the MSCI World Index that reflect actual buyable opportunities for the nondomestic investor by taking into account local market restrictions on share ownership by foreigners. These indexes are calculated in U.S. dollars, without dividends reinvested. Morgan Stanley Capital International Japan Index measures the performance of Japan's stock market.

The views expressed are as of July 17, 2000, and are subject to change based on market and other conditions.


Performance of Key Stock Market Indexes
Through June 30, 2000

[GRAPH]

IFS-200001-A050472

Equity Outlook

June 30, 2000

Stocks are at a fair value
--------------------------------------------------------------------------------
Our models show that overall stock prices are at about fair value on the basis of today's earnings growth and interest rates. That means the markets should be able to sustain ordinary rates of equity return (not the historically abnormal returns of recent years) as long as earnings continue to grow and if interest rates stabilize. One good sign is that downward revisions of earnings estimates are less common this year than usual. Value investors are benefiting from the recent trends toward stocks that are more defensive than most, but that also have good growth prospects--such as drugs and utilities. Growth investors are focused on long-term structural changes in the economy: wireless and broadband telecommunications and the growth of the Internet companies. They tend to avoid companies whose earnings are tied to the business cycle.

Internationally, the European economic recovery is also creating opportunities. Moreover, the signs that China is serious about opening its economy bode well for the industrialized countries in northern Asia that can export there: Korea, Japan, Hong Kong, and Taiwan.


Stock selection key
--------------------------------------------------------------------------------
The discrepancies in pricing between value and growth stocks are smaller than previously, and stock selection is likely to become more important than sector differences. Technology companies will find investment capital more expensive. Companies with strong balance sheets, positive cash flows, or access to cash should still be able to grow. In sectors dependent upon commodity prices, there may be substantial differences between firms exposed to rising prices and those whose supplies are locked in. Investment opportunities generally are likely to be more scattered than in the sector-focused markets we have had recently.

Note: Past performance is not a guarantee of future results. There is no assurance that any of the forecasts discussed will be attained.


Performance of U.S. Market Sectors Through June 30, 2000

                                    [GRAPH]

Technology                       3.0%

Energy                           4.7%

Capital Goods                   -1.2%

Utilities                       15.3%

Communication Services         -15.1%

Basic Materials                -24.8%

Concumer Cyclicals             -18.9%

Healthcare                      23.7%

Consumer Staples                -2.4%

Financials                      -0.5%

Transportation                   5.0%

S&P 500 Index Sector Weightings

                                    [GRAPH]

Technology                      32.8%

Financials                      12.7%

Healthcare                      11.6%

Consumer Staples                10.3%

Consumer Cyclicals               7.4%

Capital Goods                    8.0%

Communication Services           6.8%

Energy                           5.4%

Basic Materials                  1.9%

Utilities                        2.5%

Transportation                   0.6%

Source: Standard & Poor's as of June 30, 2000. The S&P 500 Index is an unmanaged index of stocks that provides an indication of stock price movements. Past performance is not indicative of future results. Investors cannot invest directly in an index.

IFS-200001-A050472

Bond Commentary

June 30, 2000

A good first half for U.S. Treasuries
--------------------------------------------------------------------------------
Prices of most U.S. Treasury securities climbed during the first half of 2000, leaving prices of other U.S. fixed-income securities far behind. Favorable technical factors and moderating economic growth sparked a rally primarily in longer-term Treasuries.

Initially, though, Treasuries began 2000 on a weak note. The U.S. economy had expanded rapidly in late 1999. Investors therefore feared the Federal Reserve might repeatedly increase short-term interest rates to prevent the economy from exceeding what the central bank believes to be its speed limit. In anticipation, investors required higher bond yields, which forced bond prices lower.

However, the sell-off soon turned into a rally, at least for longer-term Treasuries. The U.S. Treasury Department cut back issuance of its securities because a growing federal budget surplus has reduced its borrowing needs. It also commenced a program to buy back up to $30 billion of older, mostly longer-term Treasuries by the end of 2000. Taken together, these two developments set off a stampede to buy longer-term Treasuries.

The enthusiasm for longer-term Treasuries faded as it became clear the Fed's quarter-point rate hikes in February and March would be followed by a half-point increase in mid May. Some investors worried the Fed might prove too heavy handed and trigger an economic downturn that would sap corporate earnings. Not surprisingly, prices of investment-grade and high-yield U.S. corporate bonds got hit even harder than Treasuries during this time. High-yield (junk) bonds also suffered, because a growing number of companies failed to make interest and principal payments on their junk bonds in May.

Not until reports began to show that the economy was gradually losing steam did prices of U.S. fixed-income securities once again turn higher. Signs of moderating economic growth might mean the Fed would soon be finished increasing rates. Amid this change in market sentiment, prices in U.S. debt securities markets gained in June. Nevertheless, among U.S. bond markets, the Treasury market finished in first place for the six-month period, helped by the strong performance of its longer-term securities earlier in the year.

But an even better first half for emerging market bonds
--------------------------------------------------------------------------------
Although Treasuries performed impressively, the top fixed-income market for the first half of 2000 was emerging market bonds, based on Lehman Brothers indexes. They returned a solid 7.59% as economic fundamentals in several developing countries proved stronger than expected. Rising prices of oil, gas, and other natural resources strengthened the economies of some developing nations that export these commodities. Improving economic conditions in turn boosted their foreign currency reserves. Moreover, some countries cut their financing costs by swapping new bonds for older debt securities. These positive developments and others attracted investors to emerging market bonds.

Among nations with developed economies, the government bond markets of Australia, Canada and the United Kingdom posted attractive returns on a local currency basis but lower returns when expressed in U.S. dollars. Their central banks, which have repeatedly increased short-term rates to keep their respective economies from overheating, are widely believed to be near the end of their current tightening cycles.


Performance of Fixed-Income Market Indexes Through June 30, 2000
[GRAPH]

Source: Lehman Brothers as of June 30, 2000. The Lehman Brothers indexes are unmanaged indexes of bonds that provide an indication of bond price movements. Past performance is not indicative of future results. Investors cannot invest directly in an index.

IFS-200001-A050472

Bond Outlook 2000

June 30, 2000

Current cycle of Fed rate hikes may be nearly over
--------------------------------------------------------------------------------
The commonly accepted wisdom holds that increases in short-term interest rates hurt bonds. However, the Federal Reserve's unusually large half-point rate hike in May 2000 might benefit U.S. fixed-income markets--at least in the long run. This could prove true if the Fed's largest rate increase in more than five years proves to be a signal that it has nearly completed its current round of tightening monetary policy.

Since June 1999, the U.S. central bank has raised rates six times. The first five were quarter-point rate hikes and the sixth was for half of a percentage point. Taken together, these moves lifted the federal funds rate (the rate U.S. banks charge each other for overnight loans) to 6.50%, its highest level since January 1991.

While rates remained unchanged after its latest meeting in June 2000, the U.S. central bank warned more rate hikes could follow, because it is not convinced that recent indications of an economic slowdown will last. The implied yield on federal funds futures contracts indicates the Fed is expected to raise short-term rates by another quarter of a percentage point later this year.

We too believe the central bank's current series of rate hikes is just about over. We expect inflation to taper off as U.S. economic activity continues to moderate in coming months, lessening the need for further moves by the Fed.

We see good value in the U.S. high-yield bond market
--------------------------------------------------------------------------------
Historically, bond returns have been strong in the 12-month period following the completion of a Fed tightening cycle. An examination of 12-month returns as measured by the Lehman Aggregate Index shows U.S. bonds posted double-digit returns after the end of each of the last six Fed tightening cycles. Although we do not expect U.S. bond markets to perform as strongly this time around, we nonetheless see room for improvement, particularly in the market for high-yield
(junk) corporate bonds.

Compared with the yield on 10-year U.S. Treasuries, junk bond yields earlier in the year rose to their highest levels in nearly a decade. The huge difference in yields partly reflects the scarcity value of Treasuries. The supply of Treasuries is shrinking because growing federal budget surpluses have reduced the government's need to borrow.

But the large gap in yields also occurred because volatile stock prices and an increase in the junk bond default rate hurt demand for high-yield bonds.

Bond investors were more cautious about lending money to companies whose market values were fluctuating wildly. Like stock investors, they were concerned about the impact of a slowdown on corporate earnings. However, the economy is not expected to slip into a recession, and investor cash flows into junk bond mutual funds turned positive in the last two weeks of June. This may herald a change in trend.

The trend had been downhill as net flows into bond mutual funds turned strongly negative early in the year. Looking back, retail investors left bond funds in droves in 1987 and 1994 before substantial bull markets began, according to data by International Strategy and Investment (ISI) and Lehman Brothers. In the same vein, an ISI survey showed institutional investors have not been this bearish on bonds since the end of the 1994 and 1996 bear markets.

Investors that return to the junk bond market will find yields at very attractive levels. Both the nominal yield and the real yield (yield minus the inflation rate) have been at such high levels only once or twice in the past ten years, based on data from Lehman Brothers.

Municipal bond yields are also attractive. Thirty-year insured munis rated AAA are yielding roughly 97% as much as 30-year Treasury bonds. Although prices of municipal bonds have already gained this year, we believe they will rise further if a continued light supply of tax-exempt securities meets with strong demand from investors.

Note: Past performance is not a guarantee of future results. There is no assurance that any of the forecasts discussed will be attained.


IFS-200001-A050472

Prudential Series Fund

Money Market Portfolio

June 30, 2000

INVESTMENT GOAL
Current income, stability of capital and maintenance of liquidity.

TYPES OF INVESTMENTS
Short-term money market securities that generally mature in 13 months or less. These securities primarily consist of Certificates of Deposit (CDs), Commercial Paper and Bankers' Acceptances, U.S. Treasury bills (T-bills) and other instruments issued by or guaranteed by the U.S. government or its agencies.


Seven-Day Current Net Yields
[GRAPH]

               Money Market Portfolio(1)     Average Money Market Fund(3)

                         4.63                           4.28
July|99                  4.73                           4.33
                         4.73                           4.35
                         4.77                           4.38
                         4.84                           4.4
Aug|99                   4.82                           4.42
                         4.83                           4.42
                         4.85                           4.47
                         4.88                           4.5
                         4.9                            4.55
Sept|99                  4.95                           4.59
                         4.96                           4.61
                         4.98                           4.65
                         5.03                           4.67
Oct|99                   5.09                           4.68
                         5.11                           4.71
                         5.11                           4.74
                         5.14                           4.77
Nov|99                   5.16                           4.81
                         5.19                           4.81
                         5.24                           4.87
                         5.28                           4.92
                         5.29                           4.98
Dec|99                   5.38                           5.01
                         5.46                           5.07
                         5.56                           5.13
                         5.65                           5.16
Jan|00                   5.56                           5.07
                         5.7                            5.17
                         5.67                           5.14
                         5.72                           5.11
Feb|00                   5.58                           5.12
                         5.6                            5.13
                         5.6                            5.16
                         5.6                            5.17
                         5.63                           5.19
March|00                 5.62                           5.19
                         5.61                           5.2
                         5.62                           5.24
                         5.68                           5.29
April|00                 5.72                           5.36
                         5.74                           5.35
                         5.73                           5.38
                         5.75                           5.39
May|00                   5.76                           5.4
                         5.74                           5.42
                         5.84                           5.49
                         5.97                           5.61
                         6.11                           5.69
June|00                  6.14                           5.74
                         6.15                           5.78
                         6.17                           5.81
                         6.12                           5.86


Weekly seven-day current net yields of the Money Market Portfolio and the iMoneyNet First and Second Tier General Purpose Retail as of 6/27/2000.

1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns are not annualized.

2 The Lipper Variable Insurance Products (VIP) Money Market Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

3 Source: iMoneyNet, Inc. As of 6/27/2000, based on 316 funds in the iMoneyNet General Purpose Universe.

Performance Summary

--------------------------------------------------------------------------------------------------
                                       Six                                          7-day
Average Annual Returns               Months  1-Year  3-Year  5-Year  10-Year   Current NetYield(1)
--------------------------------------------------------------------------------------------------
Money Market Portfolio(1)            2.94%   5.65%   5.38%   5.37%   5.07%          6.12%
--------------------------------------------------------------------------------------------------
Lipper (VIP) Money Market Avg.(2)    2.80%   5.34%   5.13%   5.14%   4.82%          N/A
--------------------------------------------------------------------------------------------------


Money Market Portfolio inception date: 5/13/83. The yield quotation more closely reflects the current earnings of the money market portfolio than the total return quotation.

The six months that ended on June 30, 2000, were ripe with attractive opportunities to invest in money market securities. The Federal Reserve repeatedly increased short-term interest rates, which pushed money market yields sharply higher. Our investment strategy enabled the Portfolio to benefit from this trend.

The Prudential Series Fund Money Market Portfolio returned 2.94% for the six months, compared with a 2.80% return reported by the average money market fund as tracked by Lipper, Inc. On June 27, 2000, the Portfolio's seven-day yield was 6.12%, up from 5.65% on December 28, 1999.

(An investment in the Prudential Series Fund Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money by investing in the Portfolio.)


Performance Review
--------------------------------------------------------------------------------
The Fed's short-term rate hikes have led to higher yields on money market funds, but yields on long-term U.S. Treasuries have fallen amid a shrinking supply of these securities. Therefore, yields on money market funds have generally reached levels that are comparable with yields on long-term Treasuries.

Strategy Session
--------------------------------------------------------------------------------
As we discussed in our previous letter to shareholders, the Portfolio has sizable holdings of adjustable-rate securities, most of which carry interest rates that adjust periodically based on London Interbank Offered Rates (LIBORs).

These adjustable-rate securities were issued in 1999 with unusually wide yield spreads by banks and corporations rushing to complete their year-end borrowing early. The companies wanted to minimize any problems that might occur if computers malfunctioned when switching their internal dates from 1999 to 2000. After the change of year proceeded relatively smoothly in the financial markets, yield spreads on adjustable-rate securities began to narrow toward historical norms. This trend enhanced the Portfolio's relative performance.

In early 2000, the Federal Reserve was expected to increase short-term interest rates to curb U.S. economic growth and check inflation. Investors began to push money market yields higher in anticipation of this change in monetary policy.

Our Portfolio positioning allowed us the flexibility to avoid purchasing longer-term money market securities and to essentially wait for short-term rates to rise to levels commensurate with our expectations for tighter monetary policy. Specifically, the Portfolio's weighted average maturity (WAM), which had begun the quarter significantly longer than that of its competition, gradually shortened. (WAM is a measurement tool that determines a Portfolio's sensitivity to changes in the level of interest rates. It takes into account the maturity level of each security held by a Portfolio.) Having our WAM shorten enabled the Portfolio to have plenty of money to buy money market securities when sharply higher yields became available later in the spring of 2000.

In light of the Fed's short-term rate increases in February, March and May, yields on one-year bank and corporate securities nearly rose to 7.50% in May and June. Although these yields were attractive, we bought six-month securities because we believed the Fed would continue to raise rates aggressively. Our purchases lengthened the Portfolio's WAM until it was once again longer than that of its competitive average. It is always tough to predict when rates will peak, and in hindsight we should have bought one-year securities in the last week of May and early June, because money market yields seem to have crested during that time.


Outlook
--------------------------------------------------------------------------------
Portfolio Managers Manolita Brasil and Joseph Tully

[PHOTO] [PHOTO] [PHOTO]

"We believe the Fed's unusually large half-point rate hike in May could signal that its current round of tightening monetary policy is nearly over. We expect economic activity to continue to moderate this year, decreasing the amount of additional Fed rate hikes that might be necessary."

Portfolio Composition

                                             as of 6/30/2000
                                             ---------------
Other Commercial Paper                                 26.9%
Other Corporate Obligations                            21.8%
Yankee Commercial Paper                                14.8%
U.S. Bank Obligations (Domestic)                       13.8%
Foreign Bank Obligations                               10.1%
Bank Holding Company Obligations                        6.7%
Loan Participations                                     3.0%
Funding Agreements                                      1.6%
U.S. Government & Agencies                              1.3%

Source: Prudential. Holdings are subject to change.

Prudential Series Fund
Diversified Bond Portfolio

June 30, 2000

INVESTMENT GOAL
High level of income over the long term while providing reasonable safety of capital.

TYPES OF INVESTMENTS
U.S. government securities, mortgage-backed bonds, both investment-grade and high-yield ("junk bond") corporate debt and foreign securities (dollar and non-dollar denominated).

INVESTMENT STYLE
This Portfolio seeks the highest yield while maintaining safety of capital, by strategically allocating Portfolio assets among the above classes of bonds.


$10,000 Invested Over Ten Years
[GRAPH]
                                [NO PLOT POINTS]


     The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.
1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns are not annualized.
2 The Lipper Variable Insurance Products (VIP) Corporate Debt BBB Average is calculated by Lipper, Inc., and reflects the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.
3 The Lehman Aggregate Bond Index (LAI) is comprised of more than 5,000 government and corporate bonds. The LAI is an unmanaged index that includes the reinvestment of all interest, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the LAI may differ substantially from the securities in the Portfolio. The LAI is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.


Performance Summary
--------------------------------------------------------------------------------

                                         Six
Average Annual Returns                  Months  1-Year  3-Year  5-Year  10-Year
--------------------------------------------------------------------------------
Diversified Bond Portfolio(1)           2.80%   3.75%   4.47%   5.95%   7.75%
--------------------------------------------------------------------------------
Lipper (VIP) Corp. Debt BBB Avg.(2)     3.08%   3.48%   5.08%   5.95%   7.68%
--------------------------------------------------------------------------------
Lehman Aggregate Bond Index(3)          3.99%   4.56%   6.04%   6.25%   7.82%
--------------------------------------------------------------------------------

Diversified Bond Portfolio inception date: 5/13/83.


Prices of investment-grade U.S. corporate bonds could not keep up with gains in the prices of longer-term U.S. Treasuries during the six months that ended on June 30, 2000. Corporate bonds underperformed as that market sold off, because the Federal Reserve repeatedly increased short-term interest rates, and strong investor demand for a shrinking supply of longer-term Treasuries caused their prices to rally.

Within the corporate bond market, BBB-rated debt securities did not perform as well as higher-rated bonds because many market participants favored the more conservative investments. The Portfolio's holdings of BBB-rated corporate bonds were therefore a drag on its relative performance.

The Prudential Series Fund Diversified Bond Portfolio returned 2.80% for the six months compared with 3.08% for the Lipper (VIP) Corporate Debt BBB Average.


Performance Review
--------------------------------------------------------------------------------
U.S. high-yield corporate bonds, or junk bonds, also underperformed Treasuries during the six months. Besides the rise in short-term rates, the high-yield bond market was hurt by a record level of redemptions from mutual funds that invest in high-yield bonds. We reduced our exposure to these below-investment-grade debt securities.

Strategy Session
--------------------------------------------------------------------------------
During most of the first half of 2000, the difference between the yields of investment-grade U.S. corporate bonds and comparable U.S. Treasury securities widened dramatically. Two major developments drove this trend.

First, investors pushed corporate bond yields higher (and their prices lower) as the Federal Reserve raised short-term rates three times to cool off the U.S. economy and dampen inflation. Fear that an economic slowdown could sap corporate profits also hurt corporate bonds.

Second, yields on longer-term Treasuries fell (and their prices rose) as investors rushed to buy a dwindling supply of these securities. The U.S. Treasury Department reduced issuance of its securities and began to buy back up to $30 billion of mostly longer-term Treasuries by the end of the year. Growing federal budget surpluses have lowered the government's borrowing needs and allowed it to pay off some of its publicly held debt.

We adopted a more defensive investment strategy reflecting the trend toward tighter monetary policy. We sold some of our longer-term corporate bonds and purchased shorter-term corporate bonds to maintain yield while reducing price risk and volatility. We also took profits on some of the Portfolio's emerging market bonds, which had performed well in the first three months of 2000. We used some of the proceeds to buy longer-term Treasuries, which increased the Portfolio's overall holdings of Treasuries to 15% of its total investments as of June 30, 2000, from 10% as of December 31, 1999.

From a credit quality perspective, our high-yield bonds consisted mostly of BB-rated securities that performed relatively well versus the high-yield market. We sold some of our BB-rated bonds, which fell to 7% of the Portfolio's total investments from 11%. BBB-rated corporate bonds accounted for roughly 40% of the Portfolio's total investments throughout the six months. Despite their strong performance in June, BBB was the worst-performing ratings category among investment-grade corporate bonds for the period ending June 30, 2000. Therefore, our large BBB exposure hurt the Portfolio's relative performance, as did losses on our Conseco bonds, whose rating was downgraded by major credit rating agencies.


Outlook
--------------------------------------------------------------------------------
Portfolio Manager Steven Kellner

[PHOTO]

"Prices of investment-grade U.S. corporate bonds rallied in June as signs of slower U.S. economic growth fueled hope that the Fed may be nearly finished tightening monetary policy for this interest rate cycle. If this turns out to be true, we believe corporate bond prices will continue to gain in the second half of the year."

Portfolio Composition

                                     as of 6/30/2000
                                     ---------------

Corporate Bonds                                66.7%
U.S. Treasuries                                15.6%
Short-Term                                     12.2%
Asset-Backed                                    3.2%
Mortgages                                       2.0%
Equity Securities                               0.3%

Source: Prudential. Holdings are subject to change.


Credit Quality

                                     as of 6/30/2000
                                     ---------------

U.S. Government & Agencies                     17.6%
AAA                                             5.5%
AA                                              8.0%
A                                              17.3%
BBB                                            32.0%
BB                                              7.0%
B                                               1.1%
Short-Term/Cash                                11.5%

Average Credit Quality                             A
Duration                                   5.1 years
Average Maturity                           9.6 years

Source: Prudential. Holdings are subject to change.

Prudential Series Fund
Conservative Balanced Portfolio

June 30, 2000


INVESTMENT GOAL
Favorable total return consistent with a more conservatively managed diversified portfolio.

TYPES OF INVESTMENTS
Money market instruments, bonds and common stocks of both established and smaller companies.

INVESTMENT STYLE
The Portfolio management team holds a baseline allocation of 35% stocks and 65% debt obligations and money market securities.


$10,000 Invested Over Ten Years
[GRAPH]
                                [NO PLOT POINTS]



     The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.
1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns are not annualized.
2 The Lipper Variable Insurance Products (VIP) Balanced Funds Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.
3 The S&P 500 Composite Stock Price Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio.
4 The Lehman Government/Corporate Bond Index is comprised of government and corporate bonds. The Index is an unmanaged index that includes the reinvestment of all interest, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the index may differ substantially from the securities in the Portfolio. The Lehman Gov't./Corp. Bond Index is not the only Index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.


Performance Summary
--------------------------------------------------------------------------------

                                      Six
Average Annual Returns               Months   1-Year   3-Year   5-Year  10-Year
--------------------------------------------------------------------------------
Conservative Balanced Portfolio(1)   1.39%    3.98%    8.36%   10.52%   10.07%
--------------------------------------------------------------------------------
Lipper (VIP) Balanced Funds Avg.(2)  1.26%    3.88%   11.18%   13.29%   11.82%
--------------------------------------------------------------------------------
S&P 500 Index(3)                    -0.43%    7.24%   19.67%   23.80%   17.79%
--------------------------------------------------------------------------------
Lehman Gov't./Corp. Bond Index(4)    4.18%    4.32%    6.03%    6.10%    7.84%
--------------------------------------------------------------------------------

Conservative Balanced Portfolio inception date: 5/13/83.


The Prudential Series Fund Conservative Balanced Portfolio--which invests in a conservative mix of bonds, stocks and money market securities--returned 1.39% in the first half of 2000, in line with the 1.26% return of the Lipper (VIP) Balanced Funds Average. The Portfolio's conservative mandate requires us to hold a smaller position in equities than the typical balanced portfolio, and this served the Portfolio well in a declining stock market. The equity allocation approximated 40% for much of the first half of the period. The Portfolio's substantial allocation to bonds did well, because inflationary expectations fell in response to continued Federal Reserve tightening.


Performance Review
--------------------------------------------------------------------------------
The normal allocation of the Conservative Balanced Portfolio has been approximately equal holdings of stocks, bonds and money market instruments. This mix was intended to provide better performance than a portfolio consisting only of bonds, but with less annual volatility than a portfolio consisting only of stocks. The Portfolio's equity allocation has been shared between a portion managed to mirror the S&P 500 Index and a portion actively managed in a value style. Over the past several years, most of the money market allocation has been shifted to intermediate-term bonds to improve the Portfolio's return.

We made two important changes to the Portfolio in the second quarter: 1) we increased the target equity allocation from 35% to 50%, the bond target from 35% to 40% and reduced the short-term money market allocation to 10%, and 2) we shifted assets from the value-style portion of the equity portfolio toward the portion that attempts to match the performance of the S&P 500 Index. This conversion had a modestly positive impact on performance during the reporting period, since value stocks were near a market high. Conversely, we bought depressed growth stocks, which rose in June's growth stock rebound. To finance the equity increase, we eliminated a number of intermediate-term bonds that we had held for several years as a cash substitute.

Strategy Session
--------------------------------------------------------------------------------
Our decision to increase the Portfolio's allocation to equities, while intended to reduce differences in the Portfolio's performance relative to its peers, may also increase its volatility. In the past, we had sacrificed long-term average performance for lower volatility in absolute terms. However, the changes we made to our style of stock management should reduce volatility in the actively managed portion of the equity sleeve. We expect to be less exposed to swings in market favor from one investment style to another.

The Portfolio still maintains a somewhat more conservative asset mix relative to the average balanced fund (which has between 55% and 60% of its assets invested in stocks). Nonetheless, we have confidence that the changes we have made will improve the long-term performance of the Portfolio.


Outlook
--------------------------------------------------------------------------------
Portfolio Manager Mark Stumpp

[PHOTO]

"Our models show that the overall stock market is fairly valued in light of current earnings growth and interest rates. This means the markets should be able to sustain normal rates of equity return (not the historically abnormal returns of recent years) as long as earnings continue to grow and if interest rates stabilize. If, as many expect, the U.S. has a "soft landing" (slows from the very rapid growth it exhibited early in the year to a pace that is sustainable), these conditions ought to be satisfied."


Portfolio Composition (Long Term)

                                as of 6/30/2000
                                ---------------

Stocks                                    60.3%
Bonds                                     39.7%

Sector Breakdown--Stock

                                as of 6/30/2000
                                ---------------

Technology                                32.4%
Consumer Growth & Staples                 23.0%
Finance                                   13.4%
Industrials                               10.3%
Utilities                                  9.0%
Consumer Cyclicals                         6.3%
Energy                                     5.6%

Sector Breakdown--Bond

                                as of 6/30/2000
                                ---------------

Corporate Bonds                           65.2%
U.S. Treasuries                           26.6%
Asset-Backed                               5.9%
Equity Securities                          2.1%
Short-Term/Cash                            0.2%

Source: Prudential. Holdings subject to change.

Prudential Series Fund
Flexible Managed Portfolio

June 30, 2000

INVESTMENT GOAL
High total return consistent with a more aggressively managed diversified portfolio.

TYPES OF INVESTMENTS
Money market instruments, bonds and common stocks of both established and smaller companies.

INVESTMENT STYLE
The Portfolio management team holds a baseline allocation of 60% stocks and 40% bonds.


$10,000 Invested Over Ten Years
[GRAPH]

             Flexible Managed    Lipper (VIP)    Lehman Gov't./Corp.    S&P 500
                 Portfolio1      Flexible Avg.      Bond Index4          Index3

June|90            10,000           10,000             10,000            10,000
                    9,994            9,827             10,573             9,400
June|91            10,863           10,922             11,022            10,737
                   12,535           12,363             12,278            12,257
June|92            12,264           12,382             12,584            12,175
                   13,489           13,347             13,209            13,190
June|93            14,691           14,176             14,238            13,831
                   15,590           14,952             14,666            14,516
June|94            14,740           14,341             14,030            14,025
                   15,097           14,695             14,151            14,707
June|95            16,933           16,760             15,821            17,676
                   18,741           18,445             16,874            20,227
June|96            19,697           19,503             16,557            22,268
                   21,295           21,148             17,364            24,868
June|97            23,452           23,445             17,841            29,990
                   25,121           25,346             19,059            33,162
June|98            27,528           28,071             19,854            39,039
                   27,692           29,301             20,864            42,646
June|99            29,507           31,211             20,389            47,925
                   29,845           33,135             20,416            51,616
June|2000          30,037           33,762             21,269            51,395


     The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.
1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns are not annualized.
2 The Lipper Variable Insurance Products (VIP) Flexible Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.
3 The S&P 500 Composite Stock Price Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio.
4 The Lehman Government/Corporate Bond Index is comprised of government and corporate bonds. The Index is an unmanaged index that includes the reinvestment of all interest, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the Index may differ substantially from the securities in the Portfolio. The Lehman Gov't./Corp. Bond Index is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.


Performance Summary

--------------------------------------------------------------------------------
                                      Six
Average Annual Returns               Months   1-Year   3-Year   5-Year   10-Year
--------------------------------------------------------------------------------
Flexible Managed Portfolio(1)        0.64%    1.80%    8.60%   12.15%    11.63%
--------------------------------------------------------------------------------
Lipper (VIP) Flexible Avg.(2)        1.91%    7.59%   11.62%   14.27%    12.68%
--------------------------------------------------------------------------------
S&P 500 Index(3)                    -0.43%    7.24%   19.67%   23.80%    17.79%
--------------------------------------------------------------------------------
Lehman Gov't./Corp. Bond Index(4)    4.18%    4.32%    6.03%    6.10%     7.84%
--------------------------------------------------------------------------------

Flexible Managed Portfolio inception date: 5/13/83.


The Prudential Series Fund Flexible Managed Portfolio--which invests in an actively managed mix of bonds, stocks and money market securities--had an overall return of 0.64% over the reporting period. The Portfolio trailed the 1.91% Lipper (VIP) Flexible Fund Average primarily because, early in the period, half of its equity portfolio was managed in the value style. During this time, value stocks experienced a sharp decline.

Factors that had a positive impact on performance included our active management of asset allocation. We de-emphasized stocks in the early months of the year when the markets were undergoing a correction but increased our equity allocation later in the period, in time to catch an eventual upswing in the market. The Portfolio also benefited from its exposure to mid-cap value stocks, an asset class that finally rallied in the second quarter after an extended period of underperformance. Finally, a change in strategy in the second quarter (described below) led us to increase our growth-style holdings just as growth stocks rebounded.


Performance Review
--------------------------------------------------------------------------------
The Portfolio had an excellent finish to a fair six-month reporting period. We made major changes to the Portfolio in the second quarter that improved its performance. In the past, half of our equity holdings were managed to mirror the behavior of the S&P 500 Index. The other half had been in an actively managed portfolio emphasizing stocks of mid-sized companies that were trading at relatively attractive prices. We changed the way our stocks are managed: They are now in a single portfolio that offers more evenly balanced exposure to growth, value and different market capitalizations. We characterize the new style as structured equity. It is intended to reduce the impact that shifts in market favor between investing styles have on our return.

The timing of the conversion couldn't have been better. At the start of the period, the Portfolio was overweighted in small to mid-sized value stocks. When we restructured, we generally sold these stocks at a peak and simultaneously bought larger capitalization growth stocks at bargain prices. The Portfolio performed reasonably well as growth rebounded in late May and June. However, the transition was not perfect, and some temporary cash investments accrued during trading. This detracted slightly from performance.

With regard to specific holdings, we overweighted Nabisco Holdings, which rose more than 140%, and Pioneer Natural Resources, which moved up sharply with energy prices. Among the biggest losers were Qualcomm and Citrix Systems, which fell on investor concerns about their ability to generate future earnings.

Strategy Session
--------------------------------------------------------------------------------
We use a mathematical model to compare the expected return on the entire stock market (determined primarily by prices and estimated earnings) to interest rates on bonds. We try to increase the proportion of the asset class (e.g., stocks or bonds) that offers the best value at any time. Since asset class has a greater impact on returns over the long term than does the selection of individual securities, these shifts in allocation may affect your return significantly.

We call our new approach structured equity because it involves a rigid discipline that strives to limit deviations in a Portfolio's return from its benchmark return--in this case, the S&P 500 Index. The portfolio is designed to beat the market benchmark, but it also employs sophisticated mathematical techniques intended to limit its performance deviations from the S&P 500 to within a few percentage points.

The strategy for reaching both goals--limited deviations and deviating on the upside--involves overweighting stocks that we like and underweighting those that we view as unattractive. In both instances, deviations from S&P weightings are relatively small. We also believe in taking risks in individual stocks that we feel justify the risk, but then we attempt to limit deviations of the overall portfolio from the benchmark in sector weights, industry weights, and style exposure (in other words, growth or value).


Outlook
--------------------------------------------------------------------------------
Portfolio Manager Mark Stumpp

[PHOTO]

"Our models show that the overall stock market is fairly valued in light of current earnings growth and interest rates. That means the markets should be able to sustain normal rates of equity return (not the historically abnormal returns of recent years) as long as earnings continue to grow and if interest rates stabilize. If, as many expect, the U.S. has a "soft landing" (slows from the very rapid growth early in the year to a pace that is sustainable), these conditions ought to be satisfied."


Portfolio Composition (Long Term)

                               as of 6/30/2000
                               ---------------

Stocks                                   65.0%
Bonds                                    35.0%

Sector Breakdown--Stock

                               as of 6/30/2000
                               ---------------

Technology                               32.0%
Consumer Growth & Staples                20.5%
Finance                                  14.3%
Industrials                              11.2%
Utilities                                 8.0%
Consumer Cyclicals                        7.4%
Energy                                    6.6%

Sector Breakdown--Bond

                               as of 6/30/2000
                               ---------------

Corporate Bonds                          65.2%
U.S. Treasuries                          32.3%
Asset-Backed                              2.5%

Source: Prudential. Holdings subject to change.

Prudential Series Fund
High Yield Bond Portfolio

June 30, 2000

INVESTMENT GOAL
High total return.

TYPES OF INVESTMENTS
Primarily noninvestment-grade bonds. These bonds have speculative characteristics and are subject to greater credit and market risk than higher-quality securities.

INVESTMENT STYLE
Concentrates primarily on junk bonds that appear to offer an attractive combination of high current income and attractive total return.


$10,000 Invested Over Ten Years
[GRAPH]

                 High Yield       Lipper (VIP) High    Lehman Corporate
               Bond Portfolio1   Current Yield Avg.2   High Yield Index3

June|90             10,000             10,000               10,000
                     8,716              9,183                8,821
June|91             10,919             11,172               11,433
                    12,115             12,450               12,895
June|92             13,415             13,792               14,230
                    14,239             14,539               14,926
June|93             15,856             16,205               16,499
                    16,982             17,293               17,481
June|94             16,796             16,883               17,085
                    16,520             16,751               17,301
June|95             18,095             18,556               19,448
                    19,422             19,821               20,618
June|96             20,351             20,759               21,331
                    21,634             22,462               22,959
June|97             22,905             23,807               24,295
                    24,615             25,408               25,889
June|98             25,895             26,522               27,054
                    24,035             25,109               26,373
June|99             24,876             25,851               26,953
                    25,143             25,990               27,003
June|2000           24,666             25,494               26,676


     The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.
1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns are not annualized.
2 The Lipper Variable Insurance Products (VIP) High Current Yield Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.
3 The Lehman Corporate High Yield Index (LHYI) is comprised of over 700 noninvestment-grade bonds. The LHYI is an unmanaged index that includes the reinvestment of all interest, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the LHYI may differ substantially from the securities in the Portfolio. The LHYI is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.


Performance Summary

--------------------------------------------------------------------------------
                                          Six
Average Annual Returns                   Months  1-Year  3-Year  5-Year  10-Year
--------------------------------------------------------------------------------
High Yield Bond Portfolio(1)             -1.90%  -0.84%   2.50%   6.39%   9.45%
--------------------------------------------------------------------------------
Lipper (VIP) High Current Yield Avg.(2)  -1.15%  -0.42%   3.19%   6.97%   9.76%
--------------------------------------------------------------------------------
Lehman Corporate High Yield Index(3)     -1.21%  -1.03%   3.17%   6.52%  10.31%
--------------------------------------------------------------------------------

High Yield Bond Portfolio inception date: 2/23/87.


During the six months that ended on June 30, 2000, some investors shunned the U.S. high-yield (junk) bond market because rising interest rates tend to make fixed-income securities less attractive and because an increasing number of companies failed to make interest payment on their junk bonds.

The Prudential Series Fund High Yield Bond Portfolio slightly underperformed its benchmark during the six-month period ending June 30, 2000. The Portfolio posted a negative return of 1.90% compared with a negative 1.15% return for the Lipper
(VIP) High Current Yield Average.


Performance Review
--------------------------------------------------------------------------------
We improved the Portfolio's risk profile by increasing its holding of debt securities rated Ba, the highest junk bond ratings category. However, bonds in the single-B ratings category still accounted for more than half of the Portfolio's total investments because they provide attractive current yields and solid credit quality.

Strategy Session
--------------------------------------------------------------------------------
Several factors conspired to make the first half of 2000 a troublesome period for the high-yield bond market. The Federal Reserve worked to slow economic growth and head off inflation by increasing short-term interest rates three times. A growing number of companies defaulted or missed interest payments on their junk bonds. And last but not least, many investors redeemed their shares of high-yield mutual funds and redeployed their money in less risky investments.

In anticipation of the Fed rate hikes, investors drove yields on most bonds higher (and their prices lower), including junk bonds. The U.S. Treasury market weathered this trend better than other U.S. bond markets as investors hurried to buy a shrinking supply of longer-term Treasuries. Therefore, the difference between yields on junk bonds and 10-year Treasuries widened significantly.

Amid the growing concern about defaults, it is not surprising that the best-performing credit tier of the Lehman High Yield Index was bonds rated BB (or its equivalent Ba), which is the highest ratings category in the junk bond market. Many investors were simply not interested in buying debt securities with ratings below BB or Ba.

Companies whose bonds were rated BB or Ba comprised a select group that could issue new junk bonds during the six months. We bought attractively priced, newly issued bonds of such companies, including home builder Lennar and Williams Corp. These purchases helped to increase bonds in the Ba ratings category to 11% of the Portfolio's total investments as of June 30, 2000, up from 8% as of December 31, 1999. Nevertheless, the Portfolio's exposure to the highest junk bond ratings category is still considerably less than the 27% of the Lehman High Yield Index, a factor that hurt the Portfolio's relative performance. In addition, the Portfolio experienced credit quality problems in the food and food service sector with bonds of Ameriserve and Vlasic declining in price.


Outlook
--------------------------------------------------------------------------------
Portfolio Managers Casey Walsh and George W. Edwards, CFA

[PHOTO]         [PHOTO]

"After five difficult months, prices of junk bonds gained strongly in June, because some data indicated the U.S. economic expansion is starting to slow to a more sustainable pace. As a result, there was talk that the Fed's current round of rate hikes may be nearly finished. Should this prove true, we believe junk bond prices could continue to gain during the remainder of the year."

Top Industries

                                  as of 6/30/2000
                                  ---------------

Telecommunications                          21.9%
Cable                                       12.4%
Media                                        5.8%
Energy                                       5.7%
Capital Goods                                4.7%

Top Issuers
                                  as of 6/30/2000
                                  ---------------

Level 3 Communications                       2.3%
Nextel Communications, Inc.                  2.0%
Adelphia Communications                      1.8%
United Pan-Europe                            1.6%
CSC Holdings, Inc.                           1.4%

Credit Quality

                                  as of 6/30/2000
                                  ---------------

Baa                                          0.4%
Ba                                          11.4%
B                                           58.1%
Caa                                          9.7%
Ca                                           0.5%
Not-Rated                                    7.5%
Equity*                                      8.5%
Cash                                         3.9%

Source: Prudential. Holdings are subject to change.
*(Preferred & Common)

Prudential Series Fund
Stock Index Portfolio

June 30, 2000


INVESTMENT GOAL
Seeks results that correspond to the price and yield performance of the S&P 500 Index./3/

TYPES OF INVESTMENTS
Primarily stocks in the S&P 500 Index.

INVESTMENT STYLE
The Portfolio attempts to hold the same stocks as the S&P 500 Index, in approximately the same proportions. The Portfolio thus tends to reflect the general trends of the overall U.S. equity market.


$10,000 Invested Over Ten Years

              Stock Index    Lipper (VIP) S&P 500
              Portfolio/1/       Index Avg./2/     S&P 500 Index/3/

                                    [GRAPH]

Jun-90          10,000             10,000              10,000
                 9,386              9,369               9,400
Jun-91          10,695             10,754              10,737
                12,176             12,215              12,257
Jun-92          12,068             12,100              12,175
                13,044             13,112              13,190
Jun-93          13,650             13,801              13,831
                14,305             14,465              14,516
Jun-94          13,799             13,960              14,025
                14,449             14,589              14,707
Jun-95          17,334             17,489              17,676
                19,805             19,958              20,227
Jun-96          21,775             21,934              22,268
                24,274             24,489              24,868
Jun-97          29,205             29,391              29,990
                32,244             32,430              33,162
Jun-98          37,878             38,084              39,039
                41,408             41,569              42,646
Jun-99          46,416             46,598              47,925
                49,915             50,094              51,616
Jun-00          49,644             49,832              51,395


1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns are not annualized.
2 The Lipper Variable Insurance Products (VIP) S&P 500 Index Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.
3 The S&P 500 Composite Stock Price Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio.


Performance Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Six
Average Annual Returns              Months   1-Year   3-Year   5-Year   10-Year
--------------------------------------------------------------------------------
Stock Index Portfolio/1/            -0.54%    6.95%   19.34%   23.42%   17.38%
--------------------------------------------------------------------------------
Lipper (VIP) S&P 500 Index Avg./2/  -0.59%    6.85%   19.29%   23.37%   17.39%
--------------------------------------------------------------------------------
S&P 500 Index/3/                    -0.43%    7.24%   19.67%   23.80%   17.79%
--------------------------------------------------------------------------------

Stock Index Portfolio inception date: 10/19/87.


The Prudential Series Fund Stock Index Portfolio returned -0.54%, just 11 basis points (hundredths of a percentage point) below the S&P 500 Index, reflecting the inclusion of transaction costs and fees for the Portfolio.

Over the first six months of 2000, the S&P 500 Index reversed many of the trends established in 1999. The leading sectors in 2000 to date have been healthcare and utilities, both of which had negative returns for 1999. Conversely, telecommunications services, one of the leading sectors in 1999, had a substantial decline, with long-distance services among the worst-performing groups in the market.

The trend reversals didn't apply to value sectors that are particularly susceptible to the economic cycle: basic materials, consumer cyclicals and capital goods all had negative returns. Miscellaneous metals, metal and glass containers, paper and forest products, and steel were among the worst-performing groups of the period, with average losses of 35% or more.

The Standard & Poor's 500 Index is an unmanaged index. Standard & Poor's neither sponsors nor endorses the Stock Index Portfolio. Investors cannot directly invest in any index, including the S&P 500 Index.


Performance Review
--------------------------------------------------------------------------------
The S&P 500 reversed course often during the first half of 2000. The Stock Index Portfolio, because it is a broadly diversified portfolio, was not as vulnerable to these fluctuations as high growth or value funds. Given the rising interest rate environment, an obvious trend emerged: Companies whose businesses are sensitive to rising interest rates performed more poorly than others. This included many of the high growth groups, such as telecommunications, whose stock prices reflect the expectations of future earnings. Cyclical stocks--those that perform better when an economy is expanding--also were hurt, because investors feared that rising interest rates would choke off economic growth and possibly even cause a recession.

Taking into account both return and sector size, almost all the good news over this reporting period was in healthcare, with technology--despite its volatility--making the next largest positive contribution, albeit a significantly smaller one (less than one percentage point). The utility sector, although performing well, was too small to have much of an impact on the overall index return. In the end, however, the negative impact of consumer cyclicals and communications services together outweighed the healthcare contribution.

Strategy Session
--------------------------------------------------------------------------------
The Stock Index Portfolio attempts to hold all 500 stocks included in the S&P 500 Index and to duplicate its performance. Portfolio Manager John W. Moschberger manages the Portfolio by investing funds received while trying to minimize commissions and transaction costs.


Outlook
--------------------------------------------------------------------------------
Portfolio Manager John W. Moschberger

[PHOTO]

"The volatility of the S&P 500 from January through May was well above normal. The market quieted down somewhat in June, although it still was more unsettled than normal on many measures. For example, between 1978 and 2000 the S&P 500 moved up 1% or more on 12.5% of the days, and had a downward move of that size on 10.1% of the days. In contrast, during the first six months of 2000, upward moves of 1% or more occurred on 23.7% of the days, and similar downward moves occurred on 19.9% of the days. Moreover, market favor shifted between sectors, dramatically and often. The momentum investing strategies that would have produced excellent results in the previous year would have produced sizable losses during this time.

"In fact, any recent successes that involved chasing after market leaders could be considered unusual. The Economist, a highly respected weekly news magazine, calculated the result if an individual--`Henry Hindsight'--had invested $1 at the beginning of the 20th century and each year shifted all the proceeds into the asset class that had done best the previous year. The study permitted investments in any established market in the world. At the end of the century, the portfolio was worth only $290 (after trading costs). In contrast, investing only in U.S. large-company stocks over the same period (starting well before the S&P 500 Index was developed) would be worth thousands of dollars.

"The Stock Index Portfolio doesn't try to anticipate changes in market favor from asset class to asset class, from sector to sector, or from investment style to investment style. It is our opinion that mistakes in such judgments can be costly. Rather, the Portfolio gives you the opportunity to participate in the growth of the U.S. economy as a whole. Right now, in our opinion, the outlook for the U.S. economy seems good. When the economy grows too fast, it threatens to create bottlenecks that cause inflation and rising interest rates, which in turn can choke off growth. Moderate but steady growth is best for investors, and we believe this is where the economy is headed."


S&P 500 Index--
Total Return by Sector

                             as of 6/30/2000
                             ---------------

Health Care                            23.7%
Utilities                              15.3%
Energy                                  4.7%
Technology                              3.0%
Financials                             -0.5%
Capital Goods                          -1.2%
Consumer Staples                       -2.4%
Transportation                         -5.0%
Communication Services                -15.1%
Consumer Cyclicals                    -18.9%
Basic Materials                       -24.8%

S&P 500 Index                          -0.4%

Source: Standard & Poor's.

S&P 500 Index Composition

                             as of 6/30/2000
                             ---------------

Technology                             32.8%
Financials                             12.7%
Health Care                            11.6%
Consumer Staples                       10.3%
Capital Goods                           8.0%
Consumer Cyclicals                      7.4%
Communication Services                  6.8%
Energy                                  5.4%
Utilities                               2.5%
Basic Materials                         1.9%
Transportation                          0.6%

Source: Standard & Poor's. Holdings are subject to change.

Top Ten Holdings (% of Portfolio)

                             as of 6/30/2000
                             ---------------

General Electric Co.                    4.1%
Intel Corp.                             3.5%
Cisco Systems, Inc.                     3.5%
Microsoft Corp.                         3.3%
Pfizer, Inc.                            2.4%
Exxon Mobil Corp.                       2.2%
Wal-Mart Stores, Inc.                   2.0%
Oracle Corp.                            1.9%
Citigroup, Inc.                         1.6%
Nortel Networks Corp.                   1.6%

Source: Prudential. Holdings are subject to change.

Prudential Series Fund
Equity Income Portfolio

June 30, 2000

INVESTMENT GOAL
Current income and capital appreciation.

TYPES OF INVESTMENTS
Primarily stocks and convertible securities with prospects for income returns above those of the S&P 500 Index./3/

INVESTMENT STYLE
The Portfolio uses a "value" investment approach to companies that are attractively priced relative to book value, earnings, discretionary cash flow, sales and other measures of value.


$10,000 Invested Over Ten Years

                                [GRAPH]

                            [NO PLOT POINTS]

     The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.
/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns are not annualized.
/2/ The Lipper Variable Insurance Products (VIP) Equity Income Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns and rankings are net of investment fees and fund expenses, but not product charges.
/3/ The S&P 500 Composite Stock Price Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio.


Performance Summary
--------------------------------------------------------------------------------
                                      Six
Average Annual Returns              Months   1-Year   3-Year   5-Year   10-Year
--------------------------------------------------------------------------------
Equity Income Portfolio/1/          -5.31%   -9.91%    6.55%   13.03%    13.52%
--------------------------------------------------------------------------------
Lipper (VIP) Equity Income Avg./2/  -1.64%   -2.98%   11.33%   15.86%    13.87%
--------------------------------------------------------------------------------
S&P 500 Index/3/                    -0.43%    7.24%   19.67%   23.80%    17.79%
--------------------------------------------------------------------------------

Equity Income Portfolio inception date: 2/19/88.


The Prudential Series Fund Equity Income Portfolio returned -5.31% over the six months ended June 30, 2000, while the Lipper (VIP) Equity Income Average was -1.64%. The Portfolio's underperformance is attributable to the poor showing of value stocks in the first quarter. Subsequently, the environment for value stocks improved. Moreover, the management team began to refocus the holdings. As a result, the Portfolio had a stronger second quarter, declining only 0.73% compared with a 1.32% drop for the Lipper Average.

The largest negative impact on the Portfolio's return was the poor performance of its industrial stocks--paper, aluminum and steel companies. Also contributing to underperformance--albeit slightly--was the Portfolio's very low weighting in technology. In contrast, the Portfolio benefited from its energy-related and financial holdings.

Performance Review
--------------------------------------------------------------------------------
As investors began to fear that rising interest rates would cut off economic growth, economically sensitive industrial stocks, such as metals, chemicals, and forest products, became vulnerable. They were also hurt by rising energy prices, which not only add to inflation but increase the operating costs of industrial companies. Although we had reduced our focus on the sector significantly, their stock decline still pulled down our return.

We owned energy exploration and production companies such as Noble Affiliates (natural gas) and Pioneer Natural Resources. These saw substantial gains over the period.

We overweighted and had good stock selection in financials, highlighted by our brokerage stocks, specialty finance companies and real estate investment trusts (REITs). Our brokerage positions, such as Lehman Brothers Holdings and PaineWebber Group are benefiting from the active merger and acquisitions business and an improving bond underwriting environment. Moreover, they are themselves attractive acquisition candidates. (PaineWebber was bought at a premium after the end of our reporting period.) Our holdings in Associates First Capital, Countrywide Credit and Washington Mutual, which were bought opportunistically, performed very well. Our REITs, which are well positioned to benefit from strong rental markets, finally began to recover.

Carl Icahn's hostile bid for Nabisco Group Holdings set in motion a series of transactions that resulted in significant advances for our Nabisco, R.J. Reynolds and Philip Morris stocks. Our healthcare stocks had mixed results. Tenet Healthcare, HCA--The Healthcare Company, and Aetna, our largest positions, made positive contributions to our return, but some of our smaller holdings did particularly poorly and offset the benefits.

Strategy Session
--------------------------------------------------------------------------------
The Portfolio had substantial weightings in financial services, real estate investment trusts (REITs), housing-related stocks, healthcare, forest products and metals. Going forward, we expect to: reduce our emphasis on industrials by adding some technology and telecommunications stocks, trim some of our larger positions and move the average market capitalization of our holdings from a mid-cap to a large-cap range. Our goal is to construct a more broadly diversified portfolio that is likely to be less volatile.

Although we will continue to manage in the value style, we expanded our range. We are looking at stocks that are inexpensive relative to their peers but possess a catalyst that we believe will close the pricing gap--for example, a company that is repurchasing its shares or restructuring its business. This broader view of value investing has enabled us to find undervalued companies with growth prospects in areas such as wireless telecommunications.

Within the financial sector, we are reducing the size of our largest holdings and purchasing some bank stocks, such as Chase Manhattan Bank and Bank One. In technology, volatile stock returns in the first half of 2000 did not appreciably hurt our performance because of our low weighting in the sector. However, it did create value investment opportunities for us. Consequently, our technology weighting is rising.


Outlook
--------------------------------------------------------------------------------
Portfolio Manager Thomas Kolefas

"Since 1995, U.S. stock markets have favored growth investing. For much of this period, stocks of firms with larger market capitalizations performed best. A value style that focused on a few traditional measures of value was at a disadvantage. We are now using a larger number of ways to measure investment value, in part to permit us to construct a more diverse portfolio. Our goal is to reduce the deviations in performance from our benchmarks and from our competition while outperforming them over the long term. We will focus not only on quantitative measures of value, but on indications that a firm's management has the willingness and ability to close the market's misperception of the stock's true value."


Portfolio Composition

                                 as of 6/30/2000
                                 ---------------

Finance                                    32.3%
Consumer Growth & Staples                  18.1%
Industrials                                17.9%
Consumer Cyclicals                         10.7%
Utilities                                   7.4%
Energy                                      6.9%
Technology                                  4.7%
Cash & Equivalents                          2.0%

Top Ten Holdings (% of Portfolio)

                                 as of 6/30/2000
                                 ---------------

Lehman Brothers Holdings, Inc.               5.7
PaineWebber Group, Inc.                      3.2
Alcoa, Inc.                                  3.2
Nabisco Group Holdings Corp.                 2.8
Equity Residential Properties Trust          2.6
Eastman Kodak Co.                            2.6
Hanson PLC ADR (United Kingdom)              2.6
Bear, Stearns & Co., Inc.                    2.5
GTE Corp.                                    2.3
Tenet Healthcare Corp.                       2.3

Source: Prudential. Holdings are subject to change.

Prudential Series Fund
Equity Portfolio

June 30, 2000

INVESTMENT GOAL
Capital appreciation.

TYPES OF INVESTMENTS
Primarily stocks of major, established companies.

INVESTMENT STYLE
The Portfolio uses a "deep value" investment approach to invest in stocks believed to be temporarily undervalued relative to the companies' sales, earnings, book value and cash flow.


$10,000 Invested Over Ten Years

                Equity Class     Lipper (VIP) Growth
                 I Portfolio/1/      Fund Avg./2/       S&P 500 Index/3/

                                    [GRAPH]

June 90             10,000             10,000                10,000
                     9,439              9,152                 9,400
June 91             11,381             10,586                10,737
                    11,894             12,456                12,257
June 92             12,679             12,000                12,175
                    13,579             13,490                13,190
June 93             15,300             14,240                13,831
                    16,549             15,388                14,516
June 94             16,230             14,415                14,025
                    17,009             15,154                14,707
June 95             19,830             18,034                17,676
                    22,331             20,296                20,227
June 96             23,964             22,308                22,268
                    26,466             24,455                24,868
June 97             29,977             28,236                29,990
                    32,992             31,087                33,162
June 98             37,107             36,319                39,039
                    36,075             39,060                42,646
June 99             41,656             43,883                47,925
                    40,580             51,016                51,616
June 2000           38,361             53,018                51,395


     The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns are not annualized.
2 The Lipper Variable Insurance Products (VIP) Growth Fund Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.
3 The S&P 500 Composite Stock Price Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio.


Performance Summary

--------------------------------------------------------------------------------
                                     Six
Average Annual Returns              Months   1-Year   3-Year   5-Year   10-Year
--------------------------------------------------------------------------------
Equity Portfolio Class I /1/        -5.47%   -7.91%    8.57%   14.11%    14.39%
--------------------------------------------------------------------------------
Lipper (VIP) Growth Fund Avg./2/     3.27%   20.98%   23.33%   23.21%    17.73%
--------------------------------------------------------------------------------
S&P 500 Index/3/                    -0.43%    7.24%   19.67%   23.80%    17.79%
--------------------------------------------------------------------------------

Equity Portfolio Class I inception date: 5/13/83.


The Prudential Series Fund Equity Portfolio Class I returned -5.47% in the first half of 2000, trailing the Lipper (VIP) Growth Fund Average return of 3.27%. During the period, the Federal Reserve implemented a series of rate hikes aimed at slowing the economy. However, our value style led us to invest heavily in cyclical companies, which do best in an expanding economy. Therefore, our emphasis on value hurt performance. The fact that the Lipper Average includes many growth portfolios further added to the return differential.


Performance Review
--------------------------------------------------------------------------------
Our paper and metals holdings suffered when the Federal Reserve began to raise interest rates, generating fears that economic growth would cease. In an investing climate marked by extreme investor skittishness, the stocks of some well-managed and profitable industrial companies--such as Georgia Pacific, International Paper and Alcoa, Inc.--steeply declined. At period end, some of these companies released better-than-expected second-quarter earnings reports and their stocks rallied.

Consolidation activity in the food and tobacco industries drove the sector's performance over the period. In particular, Carl Icahn's hostile bid for Nabisco Group Holdings set in motion a series of ownership shifts that resulted in significant advances for our shares of Nabisco Group Holdings, R.J. Reynolds and Philip Morris.

Healthcare companies' earnings generally are improving, and their stock prices are beginning to reflect this. A large contributor to Portfolio performance came from UnitedHealth Group, whose shares rose 62% over the period.

An imbalance of supply and demand for oil is helping our oil stocks: Total Fina, BP Amoco and Amerada Hess.

Strategy Session
--------------------------------------------------------------------------------
We are restructuring our Portfolio with the aims of 1) reducing the impact of the growth/value cycle on our return; 2) approximating the sector weightings of the S&P 500; and 3) broadening our focus beyond stocks that are inexpensive on an absolute basis to include those that are priced below their historical range or below others in their industry. We expect the average market capitalization of our holdings to become somewhat larger, again moving closer to the overall market.

In the wake of price appreciation in the insurance industry, we have seen the stock of some of our larger holdings appreciate. These include Chubb, our largest insurance holding. However, several of our smaller companies have yet to benefit. Overall, our insurance holdings had little impact on our return, but the trend is positive.

Despite the fact that the basic materials businesses represented in our Portfolio did well over the period, their stocks still declined. In our opinion, this is due to investor uncertainty about the economy. This uncertainty is likely to abate by year-end.


Outlook
--------------------------------------------------------------------------------
Portfolio Managers Thomas R. Jackson and Phil Schettewi

[PHOTO]    [PHOTO]

"We believe investors are gaining confidence that the Federal Reserve will accept that the U.S. economy has slowed to a sustainable pace. As a result, investors are beginning to focus more on current earnings. We feel that optimistic projections will be less likely to drive stock prices, and that investors will seek out companies with visible earnings growth. This scenario could revive the rally in cyclical stocks that began in 1999, and also benefit our insurance and healthcare positions."

Portfolio Composition
                                  as of 6/30/2000
                                  ---------------

Consumer Growth & Staples                   22.0%
Industrials                                 19.0%
Finance                                     16.8%
Consumer Cyclicals                           8.2%
Technology                                   7.1%
Energy                                       7.0%
Utilities                                    4.1%
Cash & Equivalents                          15.8%

Top Ten Holdings (% of Portfolio)

                                  as of 6/30/2000
                                  ---------------

Eastman Kodak Co.                            3.7%
Tenet Healthcare                             3.6%
WellPoint Health Networks, Inc.              3.4%
HCA--The Healthcare Company                  3.2%
UnitedHealth Group, Inc.                     3.0%
Total Fina Elf S.A., ADR                     2.9%
Chubb Corp.                                  2.5%
Darden Restaurants, Inc.                     2.4%
Compaq Computer Corp.                        2.1%
Alcoa, Inc.                                  2.0%


Source: Prudential. Holdings are subject to change.

Prudential Series Fund
Prudential Jennison Portfolio

June 30, 2000

INVESTMENT GOAL
Long-term growth of capital.

TYPES OF INVESTMENTS
Primarily common stocks of established companies with above-average growth prospects.

INVESTMENT STYLE
The Portfolio uses a "growth" investment style to invest in the common stocks of both mid-sized and large companies.


$10,000 Invested Since Inception*
[GRAPH]
               Prudential Jennison     Lipper (VIP)
               Portfolio Class/1/     Growth Avg./2/     S&P 500 Index/3/

April|95             10,000               10,000            10,000
June|95              11,276               10,794            10,640
                     12,556               12,136            12,176
June|96              13,494               13,406            13,405
                     14,362               14,627            14,970
June|97              16,801               16,802            18,053
                     18,916               18,570            19,962
June|98              22,841               21,722            23,500
                     26,002               23,243            25,671
June|99              29,972               26,044            28,849
                     36,975               30,188            31,071
June|2000            38,447               31,234            30,938


* Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average and S&P 500 Index since inception returns reflect the Portfolio's closest calendar month-end performance of 4/30/95.
/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns are not annualized.
/2/ The Lipper Variable Insurance Products (VIP) Growth Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.
/3/ The S&P 500 Composite Stock Price Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio.


Performance Summary


--------------------------------------------------------------------------------------------
                                            Six                                     Since
Average Annual Returns                     Months    1-Year    3-Year    5-Year   Inception*
--------------------------------------------------------------------------------------------
Prudential Jennison Portfolio Class 1/1/    3.98%   28.27%    31.78%    27.80%    29.67%
--------------------------------------------------------------------------------------------
Lipper (VIP) Growth Avg./2/                 3.27%   20.98%    23.33%    23.21%    24.07%
--------------------------------------------------------------------------------------------
S&P 500 Index/3/                           -0.43%    7.24%    19.67%    23.80%    24.43%
--------------------------------------------------------------------------------------------

Prudential Jennison Portfolio Class I inception date: 4/25/95.


The high-growth areas that are the focuses of this Portfolio all experienced extraordinary volatility in the first six months of 2000. The net result was a strong gain for its drug, technology and financial holdings, but losses in communication services and retailers. Overall, The Prudential Series Fund Prudential Jennison Portfolio Class I 3.98% return was slightly above the 3.27% Lipper (VIP) Growth Average.


Performance Review
--------------------------------------------------------------------------------
Our largest focus is in technology. We had significant positive contributions to our return from several holdings, including Intel, Hewlett-Packard, Texas Instruments and Cisco Systems. Our semiconductor companies (such as Intel and Texas Instruments) benefited from increasing demand for computer chips. On the other hand, our position in Microsoft declined in value, primarily because of the antitrust suit it faces. Motorola shares corrected after reporting tightening margins and after a very strong climb in 1999. We think its underlying businesses still have strong growth potential.

Some sectors that had been lagging in 1999 benefited when investors searched more broadly for growth opportunities that were not as expensive as the technology and telecommunication stocks. We owned Warner-Lambert, which was acquired by Pfizer. Our shares, helped by enthusiasm about the combination, made the largest single contribution to our return. Our financial holdings continued to benefit from the merger and acquisition activity accompanying global consolidation in several industries.

In the communications sector, we owned CBS Corporation, which was acquired by Viacom. The CBS shares had been falling, but the Viacom shares we received in exchange more than offset the loss. Our return also was hurt by our holdings in Vodafone AirTouch and America OnLine. We think both are strong companies and the correction is temporary because companies that own bandwidth, such as these, are at the heart of the telecommunications expansion.

Fear of rising interest rates and a slowing economy hurt the consumer sector. We felt the impact particularly in our holdings of Home Depot and Gap.

Strategy Session
--------------------------------------------------------------------------------
We are reducing our commitment to technology and telecommunications, and adding in growth sectors that are selling at lower premiums to the overall market, such as pharmaceuticals and financials. Nonetheless, four of our five largest holdings on June 30 were technology stocks: Intel, Hewlett-Packard, Cisco Systems and Nokia. These are dominant players in their respective core markets. During this half-year, we added Corning and Nortel, both because of their strength in optical computing, and Hewlett-Packard.

Although we increased our drug holdings, we sold our positions in Bristol-Myers Squibb and Glaxo Wellcome because of product disappointments, as well as our Schering-Plough shares. We added Pharmacia and Merck, and acquired Pfizer shares for our Warner-Lambert holdings.

We added Schlumberger to our Portfolio. As the dominant oil service supplier, it is well positioned to benefit from the increase in drilling inspired by the current energy shortage. This upswing in drilling is likely to last several years.

The pace of merger and acquisitions is continuing to be very high as several global industries consolidate. Our financial holdings are focused on the dominant firms in this business: Merrill Lynch, Morgan Stanley Dean Witter and Citigroup. We sold our shares in Chase Manhattan, which we expected to suffer because a recent change in accounting standards is likely to add volatility to their reported earnings.


Outlook
--------------------------------------------------------------------------------
Portfolio Managers Michael Del Balso, Kathleen McCarragher and Spiros Segalas

[PHOTO] [PHOTO] [PHOTO]

"We think the U.S. economy will slow to a sustainable pace, and equity investors will regain their confidence by the fourth quarter of 2000. We expect to see the new electronic- and telecommunications-based economy outperform the old basic industry sectors in both profit growth and stock price performance. Unless the upward movement in interest rates continues longer than we expect, we think the current high price/earnings multiples can be sustained, so stock prices will be able to rise in line with earnings growth. We are moving toward market sectors with above-average earnings growth rates, but where share prices are not so high as to reduce the likelihood we will benefit fully from that growth. Second-quarter earnings announcements from our holdings have generally been very strong."


Portfolio Composition
                            as of 6/30/2000
                            ---------------

Technology                            35.4%
Health Care                           12.8%
Financials                            12.1%
Communication Services                11.8%
Consumer Cyclicals                    10.8%
Consumer Staples                       9.9%
Cash                                   4.2%
Capital Goods                          2.0%
Energy                                 1.0%


Top Ten Holdings (% of Portfolio)

                            as of 6/30/2000
                            ---------------

Pfizer, Inc.                           3.9%
Intel Corp.                            3.7%
Hewlett-Packard Co.                    3.5%
Cisco Systems, Inc.                    3.4%
Nokia Corp.                            3.4%
Citigroup, Inc.                        3.3%
Home Depot, Inc.                       3.3%
Vodafone AirTouch Group PLC            3.1%
Viacom, Inc.                           2.9%
Qwest Communications Int'l., Inc.      2.7%

Source: Prudential. Holdings are subject to change.

Prudential Series Fund
Global Portfolio

June 30, 2000

INVESTMENT GOAL
Long-term growth of capital.

TYPES OF INVESTMENTS
Primarily common stock and common stock equivalents of U.S. and foreign corporations.

INVESTMENT STYLE
The Portfolio uses a "growth" investment approach, coupled with a theme-oriented view of the markets, to identify companies that seem best positioned to take advantage of global changes.


$10,000 Invested Over Ten Years
[GRAPH]
                                         Lipper (VIP)         Morgan Stanley
               Global Portfolio1         Global Avg.2          World Index3

June|90              10,000                 10,000                10,000
                      9,042                  9,188                 8,965
June|91               9,428                  9,625                 9,510
                     10,071                 10,590                10,604
June|92              10,062                 10,699                 9,912
                      9,727                 10,531                10,050
June|93              11,058                 11,931                11,573
                     13,923                 13,875                12,311
June|94              13,383                 13,587                12,758
                     13,243                 13,754                12,936
June|95              14,494                 14,468                14,119
                     15,345                 15,607                15,616
June|96              16,918                 16,898                16,722
                     18,367                 18,046                17,721
June|97              20,660                 20,412                20,447
                     19,649                 20,277                20,515
June|98              23,448                 23,301                23,929
                     24,576                 23,351                25,507
June|99              26,970                 25,284                27,678
                     36,439                 31,603                31,868
June|2000            36,079                 30,536                31,053


1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns are not annualized.
2 The Lipper Variable Insurance Products (VIP) Global Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.
3 The Morgan Stanley World Index is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand and the Far East. The combined market capitalization of these companies represents approximately 60% of the aggregate market value of the stock exchanges in the countries comprising the World Index. The World Index is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the World Index may differ substantially from the securities in the Portfolio. The World Index is not the only index that may be used to characterize performance of global funds, and other indexes may portray different comparative performance.


Performance Summary

--------------------------------------------------------------------------------
                                     Six
Average Annual Returns              Months   1-Year   3-Year   5-Year   10-Year
--------------------------------------------------------------------------------
Global Portfolio1                  -0.99%   33.77%   20.42%   20.01%    13.69%
--------------------------------------------------------------------------------
Lipper (VIP) Global Avg.2          -0.25%   28.06%   18.74%   18.88%    11.80%
--------------------------------------------------------------------------------
Morgan Stanley World Index3        -2.56%   12.19%   14.95%   17.07%    12.00%
--------------------------------------------------------------------------------

Global Portfolio inception date: 9/19/88.


The Prudential Series Fund Global Portfolio's 0.99% loss over the first half of 2000 slightly trailed the 0.25% decline of the Lipper (VIP) Global Average, but both were more modest than the 2.56% decline of the MSCI World Index. Over the past 12 months, the Portfolio remained well ahead of the Lipper Average. A sharp and deep turnaround in global stock markets produced negative six-month returns in most markets. The Portfolio's U.S. holdings had a strong positive return, but the poor performance of its investments in Japan, Sweden, and the United Kingdom offset the benefit. Software and telecommunications services stocks, focuses of the Portfolio, peaked and gave back some of their earlier gains.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuation, political and social risks and illiquidity.


Performance Review
--------------------------------------------------------------------------------
The leading equipment and services companies in technology, media and telecommunications (TMT) have enormous growth prospects. However, the wide recognition of their potential led to a global explosive upward movement in their shares--to very expensive levels even for their huge profit potential. Prices corrected in March, April and May 2000, then recovered somewhat. Among our holdings, our Internet-related companies and Japanese stocks hurt our return most. However, our U.S. technology companies were among the largest contributors to our return, including a semiconductor design company, PMC-Sierra (U.S.); a software company, Oracle (U.S.); and a semiconductor company, Texas Instruments (U.S.). We also did well on Thomson Multimedia (Fr.), a consumer electronics firm. We took some profits on these stocks, as well as on other companies in these groups, but they still are among our largest holdings. Recent acquisitions Juniper Networks (U.S.) and Micron Technology (U.S.) helped our return. We added Micron in mid April, after the bear market in TMT stocks brought down their price.

Our position in USA Networks reduced our return. Its shares suffered from fears that higher interest rates would slow consumer spending and hurt its Home Shopping Network. So far there is no sign of this.

We owned several banks that were hurt by the global fear of rising interest rates as well as by the attraction of investors to the greater sizzle of TMT. Bank of Scotland and Barclays Bank (both U.K.), Wells Fargo (U.S.), Unicredito Italiano (Italy), Bank of Ireland (Ireland), and Fuji Bank (Japan) were among the drags on our return.

Strategy Session
--------------------------------------------------------------------------------
We sold most of our shares of Softbank, a large Japanese conglomerate of Internet-related businesses. We bought Ericsson (Sweden), which is a leader in telecommunications infrastructure equipment and also a major handset manufacturer. We think the greatest growth potential now is to be found in companies that build the information network that powers the new services.

We added JDS Uniphase and Micron Technology in mid April, after the bear market in TMT stocks brought down their price. JDS Uniphase is a leader in the use of light waves (instead of electricity) to carry information, while Micron is among the world's largest manufacturers of DRAMs (computer memory chips).

We added Barclays (U.K.), Banca Intesa (Italy), and Citigroup (U.S.).


Outlook
--------------------------------------------------------------------------------
Portfolio Managers Daniel J. Duane and Michelle Picker

[PHOTO] [PHOTO] [PHOTO]

"The large issue now is how to deal with the fact that TMT stocks still offer the best earnings growth prospects on the market, but also are very expensive compared with other sectors even after the correction in March and April. Since investors are becoming more sensitive to how much they pay for growth, trimming higher-priced positions and shopping for good value when purchasing are key. We are gradually taking profits in some of our appreciated TMT holdings, and are building our portfolio in other economic sectors. We expect to find better values outside the United States, where the stock markets already have had large gains in the past five years."

Geographic Allocation

                             as of 6/30/2000
                             ---------------

United States                          41.5%
Continental Europe                     28.3%
Cash & Equivalents                     15.0%
Japan                                   6.3%
Asia                                    4.1%
Latin America                           2.5%
Pacific Basin                           2.3%

Top Ten Holdings (% of Portfolio)

                             as of 6/30/2000
                             ---------------

U.S. Treasury Bill 09/14/00             4.7%
Time-Warner, Inc.                       3.6%
Solectron Corp.                         3.4%
Vodafone AirTouch                       3.1%
Oracle Corp.                            3.0%
Citigroup, Inc.                         2.8%
Electronics Arts Inc.                   2.4%
Nokia (AB) OYJ                          2.3%
USA Networks Inc.                       2.2%
PMC-Sierra, Inc.                        2.1%

Source: Prudential. Holdings are subject to change.

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.

                             MONEY MARKET PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2000

 ASSETS
   Investments, at value (cost: $1,166,676,459)....  $1,166,676,459
   Cash............................................         720,516
   Interest receivable.............................       8,409,323
   Receivable for capital stock sold...............       1,047,232
                                                     --------------
     Total Assets..................................   1,176,853,530
                                                     --------------

 LIABILITIES
   Payable for capital stock repurchased...........       8,798,835
   Payable to investment adviser...................       1,149,342
   Accrued expenses................................         104,965
                                                     --------------
     Total Liabilities.............................      10,053,142
                                                     --------------
 NET ASSETS........................................  $1,166,800,388
                                                     ==============
   Net assets were comprised of:
     Common stock, at $0.01 par value..............  $    1,166,800
     Paid-in capital, in excess of par.............   1,165,633,588
                                                     --------------
   Net Assets, June 30, 2000.......................  $1,166,800,388
                                                     ==============
 Net asset value, and redemption price per share,
   116,680,039 outstanding shares of common stock
   (authorized 170,000,000 shares).................  $        10.00
                                                     ==============
STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2000

 INVESTMENT INCOME
   Interest........................................  $   37,694,169
                                                     --------------
 EXPENSES
   Investment advisory fee.........................       2,426,185
   Shareholders' reports...........................          91,000
   Accounting fees.................................          25,000
   Custodian's fees and expenses...................          21,000
   Audit fee and expenses..........................           8,000
   Commitment fee on syndicated credit agreement...           6,000
   Transfer agent's fees and expenses..............           5,000
   Legal fees and expenses.........................           3,000
   Directors' fees.................................           2,000
   Miscellaneous...................................           3,384
                                                     --------------
     Total expenses................................       2,590,569
   Less: custodian fee credit......................          (4,604)
                                                     --------------
     Net expenses..................................       2,585,965
                                                     --------------
 NET INVESTMENT INCOME.............................      35,108,204
                                                     --------------

 NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS........................................  $   35,108,204
                                                     ==============

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2000     DECEMBER 31, 1999
                                                              ----------------   -----------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income...................................   $   35,108,204     $   54,005,446
    Net realized gain on investments........................               --             10,627
                                                               --------------     --------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....       35,108,204         54,016,073
                                                               --------------     --------------

  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income....................      (35,108,204)       (54,005,446)
    Distributions from net realized capital gains...........               --            (10,627)
                                                               --------------     --------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS.......................      (35,108,204)       (54,016,073)
                                                               --------------     --------------

  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [55,031,773 and 122,718,909 shares,
     respectively]..........................................      550,317,734      1,227,189,093
    Capital stock issued in reinvestment of dividends and
     distributions [3,510,820 and 5,401,607 shares,
     respectively]..........................................       35,108,204         54,016,073
    Capital stock repurchased [(75,409,978) and (86,592,293)
     shares, respectively]..................................     (754,099,772)      (865,922,932)
                                                               --------------     --------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    CAPITAL STOCK TRANSACTIONS..............................     (168,673,834)       415,282,234
                                                               --------------     --------------
  TOTAL INCREASE IN NET ASSETS..............................     (168,673,834)       415,282,234

  NET ASSETS:
    Beginning of period.....................................    1,335,474,222        920,191,988
                                                               --------------     --------------
    End of period...........................................   $1,166,800,388     $1,335,474,222
                                                               ==============     ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       A1

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.

                           DIVERSIFIED BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2000

  ASSETS
    Investments, at value (cost:
      $1,250,401,002)..........................  $1,215,763,266
    Cash.......................................             772
    Interest and dividends receivable..........      20,777,674
    Receivable for investments sold............      16,042,755
    Receivable for investments sold short (Note
      2).......................................       8,329,133
    Receivable for capital stock sold..........         218,479
                                                 --------------
      Total Assets.............................   1,261,132,079
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........      39,907,192
    Investments sold short at value (proceeds
      $8,251,875 including accrued interest)
      (Note 2).................................       8,288,568
    Payable to investment adviser..............       1,191,170
    Payable for capital stock repurchased......         770,526
    Accrued expenses and other liabilities.....          85,283
    Interest payable...........................          78,520
    Due to broker -- variation margin..........          27,344
                                                 --------------
      Total Liabilities........................      50,348,603
                                                 --------------
  NET ASSETS...................................  $1,210,783,476
                                                 ==============
    Net assets were comprised of:
      Common stock, at $0.01 par value.........       1,093,136
      Paid-in capital, in excess of par........   1,191,279,365
                                                 --------------
                                                  1,192,372,501
    Undistributed net investment income........      98,545,756
    Accumulated net realized loss on
      investments..............................     (45,454,883)
    Net unrealized depreciation on
      investments..............................     (34,679,898)
                                                 --------------
    Net assets, June 30, 2000..................  $1,210,783,476
                                                 ==============
    Net asset value and redemption price per
      share, 109,313,639 outstanding shares of
      common stock (authorized 170,000,000
      shares)..................................  $        11.08
                                                 ==============
STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2000
  INVESTMENT INCOME
    Interest...................................  $   44,025,610
                                                 --------------
  EXPENSES
    Investment advisory fee....................       2,420,616
    Shareholders' reports......................          86,000
    Accounting fees............................          52,000
    Custodian's fees and expenses..............          21,000
    Audit fee and expenses.....................           7,000
    Commitment fee on syndicated credit
      agreement................................           6,000
    Transfer agent's fees and expenses.........           5,000
    Legal fees and expenses....................           3,000
    Directors' fees............................           2,000
    Miscellaneous..............................           2,373
                                                 --------------
      Total expenses...........................       2,604,989
                                                 --------------
    Less: custodian fee credit.................         (12,648)
                                                 --------------
      Net expenses.............................       2,592,341
                                                 --------------
  NET INVESTMENT INCOME........................      41,433,269
                                                 --------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain (loss) on:
      Investments..............................     (17,985,534)
      Futures..................................         728,377
                                                 --------------
                                                    (17,257,157)
                                                 --------------
    Net change in unrealized appreciation:
      Investments..............................       9,118,160
      Futures..................................         541,375
      Short sale...............................         (36,693)
                                                 --------------
                                                      9,622,842
                                                 --------------
  NET LOSS ON INVESTMENTS......................      (7,634,315)
                                                 --------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   33,798,954
                                                 ==============

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                  SIX MONTHS ENDED          YEAR ENDED
                                                                   JUNE 30, 2000         DECEMBER 31, 1999
                                                                  ----------------       -----------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income...................................       $   41,433,269         $   76,304,703
    Net realized loss on investments........................          (17,257,157)           (26,222,144)
    Net change in unrealized appreciation (depreciation) on
     investments............................................            9,622,842            (58,723,850)
                                                                   --------------         --------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     OPERATIONS.............................................           33,798,954             (8,641,291)
                                                                   --------------         --------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income....................          (19,037,496)                    --
    Distributions from net realized capital gains...........             (154,720)            (3,302,269)
                                                                   --------------         --------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS.......................          (19,192,216)            (3,302,269)
                                                                   --------------         --------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [2,893,878 and 26,987,966 shares,
     respectively]..........................................           31,830,011            296,061,460
    Capital stock issued in reinvestment of dividends and
     distributions [1,738,425 and 298,578 shares,
     respectively]..........................................           19,192,216              3,302,269
    Capital stock repurchased [(9,873,656) and (14,272,876)
     shares, respectively]..................................         (108,677,439)          (156,161,922)
                                                                   --------------         --------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    CAPITAL STOCK TRANSACTIONS..............................          (57,655,212)           143,201,807
                                                                   --------------         --------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...................          (43,048,474)           131,258,247
  NET ASSETS:
    Beginning of period.....................................        1,253,831,950          1,122,573,703
                                                                   --------------         --------------
    End of period(a)........................................       $1,210,783,476         $1,253,831,950
                                                                   ==============         ==============
    (a) Includes undistributed net investment income of:....       $   98,545,756         $   76,304,703
                                                                   --------------         --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       A2

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.

                         CONSERVATIVE BALANCED PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2000

 ASSETS
   Investments, at value (cost: $4,223,653,578)....  $4,531,594,222
   Cash............................................       1,114,092
   Receivable for investments sold.................      80,377,762
   Interest and dividends receivable...............      26,123,530
   Receivable for securities lending income........       8,039,638
   Due from broker -- variation margin.............         336,413
   Receivable for capital stock sold...............         282,322
                                                     --------------
     Total Assets..................................   4,647,867,979
                                                     --------------
 LIABILITIES
   Collateral for securities on loan...............     549,263,308
   Payable for investments purchased...............      85,802,351
   Securities lending rebate payable...............       6,494,516
   Payable to investment adviser...................       5,424,651
   Payable for capital stock repurchased...........       2,361,382
   Accrued expenses and other liabilities..........         335,335
   Interest payable for short positions............           1,984
                                                     --------------
     Total Liabilities.............................     649,683,527
                                                     --------------
 NET ASSETS........................................  $3,998,184,452
                                                     ==============
   Net assets were comprised of:
     Common stock, at $0.01 par value..............  $    2,597,442
     Paid-in capital, in excess of par.............   3,619,831,557
                                                     --------------
                                                      3,622,428,999
   Undistributed net investment income.............      40,136,790
   Accumulated net realized gain on investments....      27,135,156
   Net unrealized appreciation on investments......     308,483,507
                                                     --------------
   Net assets, June 30, 2000.......................  $3,998,184,452
                                                     ==============
 Net asset value and redemption price per share,
   259,744,181 outstanding shares of common stock
   (authorized 370,000,000 shares).................  $        15.39
                                                     ==============
STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2000

 INVESTMENT INCOME
   Dividends (net of $113,693 foreign withholding
     tax)..........................................  $   12,292,960
   Interest........................................      83,210,207
   Income from securities loaned, net..............         928,244
                                                     --------------
                                                         96,431,411
                                                     --------------
 EXPENSES
   Investment advisory fee.........................      11,317,778
   Shareholders' reports...........................         300,000
   Accounting fees.................................         117,000
   Custodian's fees and expenses...................          87,000
   Audit fee and expenses..........................          27,000
   Commitment fee on syndicated credit agreement...          21,000
   Legal fees and expenses.........................           9,000
   Transfer agent's fees and expenses..............           5,000
   Directors' fees.................................           2,000
   Miscellaneous...................................           7,950
                                                     --------------
     Total expenses................................      11,893,728
   Less: custodian fee credit......................         (30,558)
                                                     --------------
     Net expenses..................................      11,863,170
                                                     --------------

 NET INVESTMENT INCOME.............................      84,568,241
                                                     --------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
   Net realized gain on:
     Investments...................................      37,048,475
     Futures.......................................          14,717
                                                     --------------
                                                         37,063,192
                                                     --------------
   Net change in unrealized appreciation
     (depreciation) on:
     Investments...................................     (72,515,152)
     Futures.......................................       1,064,445
                                                     --------------
                                                        (71,450,707)
                                                     --------------
 NET LOSS ON INVESTMENTS...........................     (34,387,515)
                                                     --------------
 NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS........................................  $   50,180,726
                                                     ==============

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                  SIX MONTHS ENDED          YEAR ENDED
                                                                   JUNE 30, 2000         DECEMBER 31, 1999
                                                                  ----------------       -----------------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
   Net investment income....................................       $   84,568,241         $  184,232,537
   Net realized gain on investments.........................           37,063,192                444,194
   Net change in unrealized appreciation (depreciation) on
     investments............................................          (71,450,707)           111,038,163
                                                                   --------------         --------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....           50,180,726            295,714,894
                                                                   --------------         --------------
 DIVIDENDS AND DISTRIBUTIONS:
   Dividends from net investment income.....................          (44,823,492)          (183,840,496)
   Distributions from net realized capital gains............             (308,721)           (16,406,123)
   Distributions in excess of net realized capital gains....                   --             (9,619,315)
                                                                   --------------         --------------
     TOTAL DIVIDENDS AND DISTRIBUTIONS......................          (45,132,213)          (209,865,934)
                                                                   --------------         --------------
 CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [1,114,890 and 3,595,334 shares,
     respectively]..........................................           16,968,248             54,694,876
   Capital stock issued in reinvestment of dividends and
     distributions [3,018,877 and 13,845,674 shares,
     respectively]..........................................           45,132,213            209,865,934
   Capital stock repurchased [(30,014,439) and (49,920,477)
     shares, respectively]..................................         (456,104,753)          (759,229,309)
                                                                   --------------         --------------
   NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
   TRANSACTIONS.............................................         (394,004,292)          (494,668,499)
                                                                   --------------         --------------

 TOTAL DECREASE IN NET ASSETS...............................         (388,955,779)          (408,819,539)
 NET ASSETS:
   Beginning of period......................................        4,387,140,231          4,795,959,770
                                                                   --------------         --------------
   End of period(a).........................................       $3,998,184,452         $4,387,140,231
                                                                   ==============         ==============
   (a) Includes undistributed net investment income of:.....       $   40,136,790         $      392,041
                                                                   --------------         --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       A3

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.

                           FLEXIBLE MANAGED PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2000

  ASSETS
    Investments, at value (cost:
      $5,082,760,902)..........................  $5,397,889,319
    Cash.......................................         112,043
    Receivable for investments sold short......     169,123,840
    Interest and dividends receivable..........      30,015,221
    Receivable for investments sold short......       3,254,533
    Due from broker -- variation margin........       1,592,491
    Receivable for capital stock sold..........         647,871
    Receivable for securities lending income...         514,378
                                                 --------------
      Total Assets.............................   5,603,149,696
                                                 --------------
  LIABILITIES
    Collateral for securities on loan..........     648,016,591
    Payable for investments purchased..........     180,841,097
    Payable to investment adviser..............       7,011,441
    Securities lending rebate payable..........       6,472,530
    Investments sold short, at value (proceeds
      received $3,224,344) (Note 2)............       3,238,681
    Payable for capital stock repurchased......       2,663,480
    Accrued expenses and other liabilities.....         542,510
    Interest payable for short position........          30,188
                                                 --------------
      Total Liabilities........................     848,816,518
                                                 --------------
  NET ASSETS...................................  $4,754,333,178
                                                 ==============
    Net assets were comprised of:
      Common stock, at $0.01 par value.........       2,741,036
      Paid-in capital, in excess of par........   4,209,322,145
                                                 --------------
                                                  4,212,063,181
    Undistributed net investment income........     207,728,336
    Accumulated net realized gain on
      investments..............................      22,549,997
    Net unrealized appreciation on
      investments..............................     311,991,664
                                                 --------------
    Net assets, June 30, 2000..................  $4,754,333,178
                                                 ==============
  Net asset value and redemption price per
    share, 274,103,632 outstanding shares of
    common stock (authorized 370,000,000
    shares)....................................  $        17.35
                                                 ==============
STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2000

  INVESTMENT INCOME
    Dividends (net of $256,421 foreign
      withholding tax).........................  $   22,040,465
    Income from securities loaned, net.........         251,212
    Interest...................................      74,421,789
                                                 --------------
                                                     96,713,466
                                                 --------------
  EXPENSES
    Investment advisory fee....................      14,443,923
    Shareholders' reports......................         348,000
    Accounting fees............................         109,000
    Custodian's fees and expenses..............          99,000
    Audit fee and expenses.....................          20,000
    Commitment fee on syndicated credit
      agreement................................          25,000
    Legal fees and expenses....................          10,000
    Transfer agent's fees and expenses.........           5,000
    Directors' fees............................           2,000
    Miscellaneous..............................          21,823
                                                 --------------
      Total expenses...........................      15,083,746
    Less: custodian fee credit.................         (25,151)
                                                 --------------
      Net expenses.............................      15,058,595
                                                 --------------
  NET INVESTMENT INCOME........................      81,654,871
                                                 --------------
  NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
  Net realized gain on:
    Investments................................      28,005,905
    Futures....................................      11,964,917
                                                 --------------
                                                     39,970,822
                                                 --------------
  Net change in unrealized appreciation on:
    Investments................................     (96,364,001)
    Futures....................................      (1,605,638)
                                                 --------------
                                                    (97,969,639)
                                                 --------------

  NET LOSS ON INVESTMENTS......................     (57,998,817)
                                                 --------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   23,656,054
                                                 ==============

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                  SIX MONTHS ENDED          YEAR ENDED
                                                                   JUNE 30, 2000         DECEMBER 31, 1999
                                                                  ----------------       -----------------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
   Net investment income....................................       $   81,654,871         $  168,147,775
   Net realized gain on investments.........................           39,970,822             67,028,322
   Net change in unrealized appreciation (depreciation) on
     investments............................................          (97,969,639)           158,247,390
                                                                   --------------         --------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....           23,656,054            393,423,487
                                                                   --------------         --------------
 DIVIDENDS AND DISTRIBUTIONS:
     Dividends from net investment income...................          (42,004,729)              (240,137)
     Distributions from net realized capital gains..........          (67,504,778)           (60,930,102)
                                                                   --------------         --------------
     TOTAL DIVIDENDS AND DISTRIBUTIONS......................         (109,509,507)           (61,170,239)
                                                                   --------------         --------------
 CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [1,200,247 and 3,138,333 shares,
     respectively]..........................................           20,681,448             53,348,688
   Capital stock issued in reinvestment of dividends and
     distributions [6,573,200 and 3,554,343 shares,
     respectively]..........................................          109,509,507             61,170,239
   Capital stock repurchased [(24,158,046) and (42,922,625)
     shares, respectively]..................................         (415,268,619)          (731,489,268)
                                                                   --------------         --------------
   NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
     TRANSACTIONS...........................................         (285,077,664)          (616,970,341)
                                                                   --------------         --------------
 TOTAL DECREASE IN NET ASSETS...............................         (370,931,117)          (284,717,093)
 NET ASSETS:
   Beginning of period......................................        5,125,264,295          5,409,981,388
                                                                   --------------         --------------
   End of period (a)........................................       $4,754,333,178         $5,125,264,295
                                                                   ==============         ==============
   (a) Includes undistributed net investment income of:.....       $  207,728,336         $  168,078,194
                                                                   --------------         --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       A4

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.

                           HIGH YIELD BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2000

  ASSETS
    Investments, at value (cost:
      $873,842,613).............................  $ 758,276,387
    Interest and dividends receivable...........     17,103,516
    Due from manager............................        941,736
    Receivable for investments sold.............        722,238
    Receivable for capital stock sold...........        152,020
    Receivable for securities lending income....         97,177
                                                  -------------
      Total Assets..............................    777,293,074
                                                  -------------
  LIABILITIES
    Bank overdraft..............................         92,635
    Collateral for securities on loan...........     22,897,220
    Payable for investments purchased...........     16,328,173
    Payable to investment adviser...............        990,518
    Payable for capital stock repurchased.......        260,583
    Securities lending rebate payable...........        220,922
    Accrued expenses and other liabilities......         96,138
                                                  -------------
      Total Liabilities.........................     40,886,189
                                                  -------------
  NET ASSETS....................................  $ 736,406,885
                                                  =============
    Net assets were comprised of:
      Common stock, at $0.01 par value..........  $   1,027,257
      Paid-in capital, in excess of par.........    822,779,544
                                                  -------------
                                                    823,806,801
    Undistributed net investment income.........    102,584,514
    Accumulated net realized loss on
      investments...............................    (75,359,940)
    Net unrealized depreciation on
      investments...............................   (114,624,490)
                                                  -------------
    Net assets, June 30, 2000...................  $ 736,406,885
                                                  =============
  Net asset value and redemption price per
    share, 102,725,876 outstanding shares of
    common stock (authorized 195,000,000
    shares).....................................  $        7.17
                                                  =============
STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2000

  INVESTMENT INCOME
    Interest....................................  $  38,975,412
    Dividends...................................      2,606,232
    Income from securities loaned, net..........         42,765
                                                  -------------
                                                     41,624,409
                                                  -------------
  EXPENSES
    Investment advisory fee.....................      2,086,750
    Accounting fees.............................         72,600
    Shareholders' reports.......................         44,700
    Custodian's fee and expenses................         22,000
    Audit fee and expenses......................          5,000
    Transfer agent's fees and expenses..........          5,000
    Commitment fee on syndicated credit
      agreement.................................          4,000
    Directors' fees.............................          2,000
    Legal fees and expenses.....................          2,000
    Miscellaneous...............................          1,240
                                                  -------------
      Total expenses............................      2,245,290
    Less: custodian fee credit..................        (12,137)
                                                  -------------
      Net expenses..............................      2,233,153
                                                  -------------
  NET INVESTMENT INCOME.........................     39,391,256
                                                  -------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain (loss) on:
      Investments...............................    (24,021,874)
      Options written...........................         68,000
                                                  -------------
                                                    (23,953,874)
                                                  -------------
    Net change in unrealized depreciation on
      investments...............................    (29,872,990)
                                                  -------------

  NET LOSS ON INVESTMENTS.......................    (53,826,864)
                                                  -------------
  NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS....................................  $ (14,435,608)
                                                  =============

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2000     DECEMBER 31, 1999
                                                              ----------------   -----------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income...................................   $  39,391,256       $  84,257,678
    Net realized loss on investments........................     (23,953,874)        (42,984,475)
    Net change in unrealized depreciation on investments....     (29,872,990)         (5,307,921)
                                                               -------------       -------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     OPERATIONS.............................................     (14,435,608)         35,965,282
                                                               -------------       -------------
    DIVIDENDS
      Dividends from net investment income..................     (21,064,420)         (2,179,668)
                                                               -------------       -------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [3,084,426 and 17,182,804 shares,
     respectively]..........................................      22,712,941         127,100,943
    Capital stock issued in reinvestment of dividends
     [2,933,763 and 291,010 shares, respectively]...........      21,064,420           2,179,668
    Capital stock repurchased [(10,003,033) and (20,307,030)
     shares, respectively]..................................     (74,070,995)       (150,186,649)
                                                               -------------       -------------
    NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
     TRANSACTIONS...........................................     (30,293,634)        (20,906,038)
                                                               -------------       -------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...................     (65,793,662)         12,879,576
  NET ASSETS:
    Beginning of period.....................................     802,200,547         789,320,971
                                                               -------------       -------------
    End of period(a)........................................   $ 736,406,885       $ 802,200,547
                                                               =============       =============
    (a) Includes undistributed net investment income of:....   $ 102,584,514       $  84,257,678
                                                               -------------       -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       A5

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.

                             STOCK INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2000
 ASSETS
   Investments, at value (cost: $2,421,693,015)........  $4,632,248,585
   Cash................................................          82,577
   Receivable for capital stock sold...................       5,217,430
   Interest and dividends receivable...................       3,559,711
   Due from broker -- variation margin.................         417,311
   Receivable for securities lending income............          26,971
                                                         --------------
     Total Assets......................................   4,641,552,585
                                                         --------------
 LIABILITIES
   Payable for investments purchased...................       5,350,790
   Payable for capital stock repurchased...............       3,574,620
   Payable to investment adviser.......................       3,384,373
   Accrued expenses and other liabilities..............         308,973
   Payable for securities lending rebate...............           6,743
                                                         --------------
     Total Liabilities.................................      12,625,499
                                                         --------------
 NET ASSETS............................................  $4,628,927,086
                                                         ==============
   Net assets were comprised of:
     Common stock, at $0.01 par value..................       1,050,526
     Paid-in capital, in excess of par.................   2,352,018,287
                                                         --------------
                                                          2,353,068,813
   Undistributed net investment income.................       9,567,144
   Accumulated net realized gain on investments........      56,864,541
   Net unrealized appreciation on investments..........   2,209,426,588
                                                         --------------
   Net assets, June 30, 2000...........................  $4,628,927,086
                                                         ==============
 Net asset value and redemption price per share,
   105,052,556 outstanding shares of common stock
   (authorized 170,000,000
   shares).............................................  $        44.06
                                                         ==============
STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2000
 INVESTMENT INCOME
   Dividends (net of $140,415 foreign withholding
     tax)..............................................  $   25,750,240
   Interest............................................       1,854,610
   Income from securities loaned, net..................          20,228
                                                         --------------
                                                             27,625,078
                                                         --------------
 EXPENSES
   Investment advisory fee.............................       7,945,377
   Shareholders' reports...............................         317,000
   Custodian's fees and expenses.......................          67,000
   Accounting fee......................................          56,000
   Audit fee and expenses..............................          28,000
   Commitment fee on syndicated credit agreement.......          22,000
   Directors' fees.....................................           9,800
   Legal fees and expenses.............................           9,000
   Transfer agent's fees and expenses..................           5,000
   Miscellaneous.......................................           2,403
                                                         --------------
     Total expenses....................................       8,461,580
   Less: custodian fee credit..........................          (3,416)
                                                         --------------
   Net expenses........................................       8,458,164
                                                         --------------
 NET INVESTMENT INCOME.................................      19,166,914
                                                         --------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain on:
     Investments.......................................      58,723,760
     Futures...........................................       1,178,443
                                                         --------------
                                                             59,902,203
                                                         --------------
   Net change in unrealized appreciation on:
     Investments.......................................    (100,120,922)
     Futures...........................................      (3,553,245)
                                                         --------------
                                                           (103,674,167)
                                                         --------------
 NET LOSS ON INVESTMENTS...............................     (43,771,964)
                                                         --------------
 NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS............................................  $  (24,605,050)
                                                         ==============

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2000     DECEMBER 31, 1999
                                                              ----------------   -----------------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
   Net investment income....................................   $   19,166,914     $   44,408,380
   Net realized gain on investments.........................       59,902,203         46,195,228
   Net change in unrealized appreciation -- depreciation on
     investments............................................     (103,674,167)       682,952,950
                                                               --------------     --------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     OPERATIONS.............................................      (24,605,050)       773,556,558
                                                               --------------     --------------
   DIVIDENDS AND DISTRIBUTIONS:
     Dividends from net investment income...................       (9,915,562)       (44,092,588)
     Distributions from net realized capital gains..........       (4,659,010)       (54,347,010)
                                                               --------------     --------------
     TOTAL DIVIDENDS AND DISTRIBUTIONS......................      (14,574,572)       (98,439,598)
                                                               --------------     --------------
 CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [5,464,147 and 19,061,602 shares,
     respectively]..........................................      236,393,149        768,257,840
   Capital stock issued in reinvestment of dividends and
     distributions [355,044 and 2,357,499 shares,
     respectively]..........................................       14,574,572         98,439,598
   Capital stock repurchased [(5,490,744) and (10,712,263)
     shares, respectively]..................................     (237,878,533)      (434,885,868)
                                                               --------------     --------------
   NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
     TRANSACTIONS...........................................       13,089,188        431,811,570
                                                               --------------     --------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS....................      (26,090,434)     1,106,928,530
 NET ASSETS:
   Beginning of period......................................    4,655,017,520      3,548,088,990
                                                               --------------     --------------
   End of period (a)........................................   $4,628,927,086     $4,655,017,520
                                                               ==============     ==============
   (a) Includes undistributed net investment income of:.....   $    9,567,144     $      315,792
                                                               --------------     --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       A6

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.

                             EQUITY INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2000
 ASSETS
   Investments, at value (cost: $1,738,740,135)....  $1,755,879,262
   Foreign currency, at value (cost: $3,174,975)...       3,156,501
   Cash............................................       3,228,223
   Receivable for investments sold.................      16,769,324
   Interest and dividends receivable...............       5,595,603
   Receivable for securities lending income........         482,757
   Receivable for capital stock sold...............          40,043
   Deferred expenses and other assets..............           2,712
                                                     --------------
     Total Assets..................................   1,785,154,425
                                                     --------------

 LIABILITIES
   Collateral for securities on loan...............      53,524,300
   Securities lending rebate payable...............       3,878,871
   Payable for investments purchased...............       2,374,016
   Payable to investment adviser...................       1,710,226
   Payable for capital stock repurchased...........       1,276,810
   Accrued expenses and other liabilities..........         234,961
                                                     --------------
     Total Liabilities.............................      62,999,184
                                                     --------------
 NET ASSETS........................................  $1,722,155,241
                                                     ==============
   Net assets were comprised of:
     Common stock, at $0.01 par value..............         942,079
     Paid-in capital, in excess of par.............   1,602,326,343
                                                     --------------
                                                      1,603,268,422
     Undistributed net investment income...........      11,597,212
     Accumulated net realized gain on
       investments.................................      90,168,954
     Net unrealized appreciation on investments....      17,120,653
                                                     --------------
       Net assets, June 30, 2000...................  $1,722,155,241
                                                     ==============
     Net asset value and redemption price per
       share, 94,207,874 outstanding shares of
       common stock (authorized 170,000,000
       shares).....................................  $        18.28
                                                     ==============
STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2000
 INVESTMENT INCOME
   Dividends (net of $260,766 foreign withholding
     tax)..........................................  $   25,903,447
   Interest........................................       1,235,907
   Income from securities loaned, net..............         163,687
                                                     --------------
                                                         27,303,041
                                                     --------------
 EXPENSES
   Investment advisory fee.........................       3,576,368
   Shareholders' reports...........................         128,000
   Accounting fees.................................          49,000
   Custodian's fees and expenses...................          36,000
   Audit fee and expenses..........................          12,000
   Commitment fee on syndicated credit agreement...           8,000
   Transfer agent's fees and expenses..............           5,000
   Legal fees and expenses.........................           4,000
   Directors' fees.................................           4,000
   Miscellaneous...................................             531
                                                     --------------
     Total expenses................................       3,822,899
   Less: custodian fee credit......................         (23,884)
                                                     --------------
     Net expenses..................................       3,799,015
                                                     --------------
 NET INVESTMENT INCOME.............................      23,504,026
                                                     --------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
   Net realized gain (loss) on:
     Investments...................................      90,896,506
     Foreign currencies............................            (689)
                                                     --------------
                                                         90,895,817
                                                     --------------
   Net change in unrealized appreciation on:
     Investments...................................    (225,104,316)
     Foreign currencies............................         (18,474)
                                                     --------------
                                                       (225,122,790)
                                                     --------------
 NET LOSS ON INVESTMENTS...........................    (134,226,973)
                                                     --------------
 NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS........................................  $ (110,722,947)
                                                     ==============

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2000     DECEMBER 31, 1999
                                                              ----------------   -----------------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
   Net investment income....................................   $   23,504,026     $   49,197,688
   Net realized gain on investments.........................       90,895,817        196,991,597
   Net change in unrealized appreciation/depreciation on
     investments............................................     (225,122,790)         1,676,194
                                                               --------------     --------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     OPERATIONS.............................................     (110,722,947)       247,865,479
                                                               --------------     --------------
   DIVIDENDS AND DISTRIBUTIONS:
     Dividends from net investment income...................      (15,228,194)       (47,863,180)
     Distributions from net realized capital gains..........       (3,969,841)      (228,772,711)
                                                               --------------     --------------
     TOTAL DIVIDENDS AND DISTRIBUTIONS......................      (19,198,035)      (276,635,891)
                                                               --------------     --------------
 CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [2,505,161 and 4,932,597 shares,
     respectively]..........................................       45,103,356        106,031,268
   Capital stock issued in reinvestment of dividends and
     distributions [1,076,726 and 14,298,341 shares,
     respectively]..........................................       19,198,035        276,635,891
   Capital stock repurchased [(13,069,113) and (22,475,612)
     shares, respectively]..................................     (236,264,528)      (472,178,202)
                                                               --------------     --------------
   NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
     TRANSACTIONS...........................................     (171,963,137)       (89,511,043)
                                                               --------------     --------------
 TOTAL DECREASE IN NET ASSETS...............................     (301,884,119)      (118,281,455)
 NET ASSETS:
   Beginning of period......................................    2,024,039,360      2,142,320,815
                                                               --------------     --------------
   End of period (a)........................................   $1,722,155,241     $2,024,039,360
                                                               ==============     ==============
   (a) Includes undistributed net investment income of:.....   $   11,597,212     $    3,322,069
                                                               --------------     --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A7

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.

                                EQUITY PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2000

 ASSETS
   Investments, at value (cost: $4,965,052,251)........  $5,457,618,332
   Cash................................................          11,923
   Dividends and interest receivable...................      10,908,592
   Receivable for investments sold.....................       5,194,729
   Receivable for capital stock sold...................       1,881,810
                                                         --------------
     Total Assets......................................   5,475,615,386
                                                         --------------
 LIABILITIES
   Payable to investment adviser.......................       6,252,193
   Payable for capital stock repurchased...............       4,605,407
   Accrued expenses and other liabilities..............         616,776
   Withholding Tax Payable.............................          96,189
   Distribution fee payable............................             310
   Administration fee payable..........................             186
                                                         --------------
     Total Liabilities.................................      11,571,061
                                                         --------------
 NET ASSETS............................................  $5,464,044,325
                                                         ==============
   Net assets were comprised of:
     Common stock, at $0.01 par value..................  $    2,061,844
     Paid-in capital, in excess of par.................   4,479,964,367
                                                         --------------
                                                          4,482,026,211
     Undistributed net investment income...............      32,189,572
     Accumulated net realized gain on investments......     457,266,189
     Net unrealized appreciation on investments and
       foreign currencies..............................     492,562,353
                                                         --------------
   Net assets, June 30, 2000...........................  $5,464,044,325
                                                         ==============
 CLASS I:
   Net asset value and redemption price per share,
     $5,463,447,836/206,161,922 outstanding shares of
     common stock (authorized 295,000,000 shares)......  $        26.50
                                                         ==============
 CLASS II:
   Net asset value and redemption price per share,
     $596,489/22,517 outstanding shares of common stock
     (authorized 5,000,000 shares).....................  $        26.49
                                                         ==============
STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2000

 INVESTMENT INCOME
   Dividends (net of $184,221 foreign withholding
     tax)..............................................  $   43,271,717
   Interest............................................      26,006,743
                                                         --------------
                                                             69,278,460
                                                         --------------
 EXPENSES
   Investment advisory fee.............................      12,723,445
   Distribution Fee -- Class II........................             494
   Administration Fee -- Class II......................             296
   Shareholders' reports...............................         414,000
   Custodian expense...................................          95,000
   Accounting fees.....................................          50,000
   Commitment fee on syndicated credit agreement.......          37,000
   Audit fee and expenses..............................          30,000
   Transfer agent's fees and expenses..................          12,000
   Legal fees and expenses.............................           5,000
   Directors' fees.....................................           2,000
   Miscellaneous expenses..............................           9,991
                                                         --------------
     Total expenses....................................      13,379,226
   Less: custodian fee credit..........................         (29,635)
                                                         --------------
     Net expenses......................................      13,349,591
                                                         --------------
 NET INVESTMENT INCOME.................................      55,928,869
                                                         --------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCIES
   Net realized gain on:
     Investments.......................................     457,237,724
     Foreign currencies................................       2,338,357
                                                         --------------
                                                            459,576,081
                                                         --------------
   Net change in unrealized appreciation (depreciation)
     on:
     Investments.......................................    (857,460,809)
     Foreign currencies................................         136,271
                                                         --------------
                                                           (857,324,538)
                                                         --------------
 NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES........    (397,748,457)
                                                         --------------
 NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS............................................  $ (341,819,588)
                                                         ==============

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                               SIX MONTHS ENDED         YEAR ENDED
                                                                JUNE 30, 2000        DECEMBER 31, 1999
                                                               ----------------      -----------------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
   Net investment income....................................    $   55,928,869        $   108,030,872
   Net realized gain on investments and foreign
     currencies.............................................       459,576,081            762,123,248
   Net change in unrealized depreciation on investments and
     foreign currencies.....................................      (857,324,538)          (132,832,254)
                                                                --------------        ---------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     OPERATIONS.............................................      (341,819,588)           737,321,866
                                                                --------------        ---------------
   DIVIDENDS AND DISTRIBUTIONS:
     Dividends from net investment income
     Class I................................................       (29,016,687)          (105,053,778)
     Class II...............................................            (4,581)                (2,550)
                                                                --------------        ---------------
                                                                   (29,021,268)          (105,056,328)
                                                                --------------        ---------------
     Distributions from net realized capital gains
     Class I................................................      (136,935,527)          (737,903,685)
     Class II...............................................           (10,872)               (30,961)
                                                                --------------        ---------------
                                                                  (136,946,399)          (737,934,646)
                                                                --------------        ---------------
     TOTAL DIVIDENDS AND DISTRIBUTIONS......................      (165,967,667)          (842,990,974)
                                                                --------------        ---------------
 CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [3,187,694 and 8,685,422 shares,
     respectively]..........................................        87,731,444            269,993,500
   Capital stock issued in reinvestment of dividends and
     distributions
     [6,358,914 and 29,304,589 shares, respectively]........       165,967,667            842,990,974
   Capital stock repurchased [(19,095,484) and (33,043,224)
     shares, respectively]..................................      (517,163,773)        (1,019,065,758)
                                                                --------------        ---------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL STOCK TRANSACTIONS...............................      (263,464,662)            93,918,716
                                                                --------------        ---------------
 TOTAL DECREASE IN NET ASSETS...............................      (771,251,917)           (11,750,392)
 NET ASSETS:
   Beginning of period......................................     6,235,296,242          6,247,046,634
                                                                --------------        ---------------
   End of period(a).........................................    $5,464,044,325        $ 6,235,296,242
                                                                ==============        ===============
   (a) Includes undistributed net investment income of:.....    $   32,189,572        $     2,943,614
                                                                --------------        ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       A8

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.

                          PRUDENTIAL JENNISON PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2000
 ASSETS
   Investments, at value (cost: $2,719,430,030)....  $3,478,239,086
   Cash............................................             749
   Receivable for investments sold.................       8,349,032
   Receivable for capital stock sold...............       1,519,254
   Interest and dividends receivable...............       1,228,980
   Receivable for securities lending, net..........         436,026
                                                     --------------
     Total Assets..................................   3,489,773,127
                                                     --------------
 LIABILITIES
   Payable to investment adviser...................       4,845,097
   Payable for investments purchased...............      11,274,047
   Payable for capital stock repurchased...........         349,577
   Distribution fee payable........................             465
   Administration fee payable......................             279
   Accrued expenses and other liabilities..........         173,711
                                                     --------------
     Total Liabilities.............................      16,643,176
                                                     --------------
 NET ASSETS........................................  $3,473,129,951
                                                     ==============
   Net assets were comprised of:
     Common stock, at $0.01 par value..............  $    1,048,296
     Paid-in capital, in excess of par.............   2,473,158,889
                                                     --------------
                                                      2,474,207,185
     Undistributed net investment income...........         923,669
     Accumulated net realized gain on
       investments.................................     239,190,019
     Net unrealized appreciation on investments and
       foreign currencies..........................     758,809,078
                                                     --------------
       Net assets, June 30, 2000...................  $3,473,129,951
                                                     ==============
   Class I:
     Net asset value and redemption price per
       share, 3,470,354,015/104,745,716 outstanding
       shares of common stock (authorized
       110,000,000 shares).........................  $        33.13
                                                     ==============
   Class II:
     Net asset value and redemption price per
       share, 2,775,935/83,915 outstanding shares
       of common stock (authorized 5,000,000
       shares).....................................  $        33.08
                                                     ==============
STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2000
 INVESTMENT INCOME
   Dividends (net of $189,126 foreign withholding
     tax)..........................................  $    6,178,414
   Interest........................................       3,995,743
   Income from securities loaned, net..............         565,833
                                                     --------------
                                                         10,739,990
                                                     --------------
 EXPENSES
   Investment advisory fee.........................       9,532,134
   Administration fee -- Class II..................             285
   Distribution fee -- Class II....................             476
   Shareholders' reports...........................         186,000
   Accounting fee..................................          40,000
   Custodian's fees and expenses...................          35,000
   Audit fees and expenses.........................          17,000
   Commitment fee on syndicated credit agreement...          13,000
   Legal fees and expenses.........................           5,000
   Transfer agent's fees and expenses..............           5,000
   Directors' fees.................................           2,000
   Miscellaneous...................................           4,616
                                                     --------------
     Total expenses................................       9,840,511
   Less: custodian fee credit......................         (24,190)
                                                     --------------
     Net expenses..................................       9,816,321
                                                     --------------
 NET INVESTMENT INCOME.............................         923,669
                                                     --------------

 NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
   Net realized gain on investments................     240,205,243
                                                     --------------
   Net change in unrealized appreciation
     (depreciation) on:
     Investments...................................    (133,489,787)
     Foreign currencies............................              22
                                                     --------------

                                                       (133,489,765)
                                                     --------------

 NET GAIN ON INVESTMENTS...........................     106,715,478
                                                     --------------
 NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS.........................  $  107,639,147
                                                     ==============

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                               SIX MONTHS ENDED         YEAR ENDED
                                                                JUNE 30, 2000        DECEMBER 31, 1999
                                                               ----------------      -----------------
 INCREASE (DECREASE) IN NET ASSETS

 OPERATIONS:
   Net investment income....................................    $      923,669        $    3,100,657
   Net realized gain on investments.........................       240,205,243           147,534,996
   Net change in unrealized appreciation (depreciation) on
     investments............................................      (133,489,765)          574,663,580
                                                                --------------        --------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....       107,639,147           725,299,233
                                                                --------------        --------------

 DIVIDENDS AND DISTRIBUTIONS:
   Dividends from net investment income -- Class I..........                --            (3,100,657)
   Distributions from net realized capital gains
   Class I..................................................       (49,620,027)         (109,146,897)
   Class II.................................................            (2,217)                   --
                                                                --------------        --------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS........................       (49,622,244)         (112,247,554)
                                                                --------------        --------------
 CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [22,430,665 and 46,076,803 shares,
     respectively]..........................................       752,106,237         1,238,109,549
   Capital stock issued in reinvestment of dividends and
     distributions
     [1,630,701 and 3,815,423 shares, respectively].........        49,622,244           112,247,554
   Capital stock repurchased [(4,763,710) and (14,500,046)
     shares, respectively]..................................      (157,283,294)         (391,470,256)
                                                                --------------        --------------
   NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
   TRANSACTIONS.............................................       644,445,187           958,886,847
                                                                --------------        --------------
 TOTAL DECREASE IN NET ASSETS...............................       702,462,090         1,571,938,526
 NET ASSETS:
   Beginning of period......................................     2,770,667,861         1,198,729,335
                                                                --------------        --------------
   End of period(a).........................................    $3,473,129,951        $2,770,667,861
                                                                ==============        ==============
   (a) Includes undistributed net investment income of:.....    $      923,669        $           --
                                                                --------------        --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A9

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.

                                GLOBAL PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2000
 ASSETS
   Investments, at value (cost: $1,146,960,150)........  $1,436,414,240
   Foreign currency, at value (cost: $102,805,522).....     104,845,050
   Receivable for capital stock sold...................       2,758,588
   Receivable for investments sold.....................       2,116,815
   Dividends and interest receivable...................       1,550,070
   Receivable for securities lending...................         966,735
                                                         --------------
     Total Assets......................................   1,548,651,498
                                                         --------------
 LIABILITIES
   Bank overdraft......................................         314,406
   Collateral for securities on loan...................     103,874,453
   Unrealized depreciation on interest rate swap.......       2,919,014
   Payable to investment adviser.......................       2,624,532
   Securities lending rebate payable...................       1,246,671
   Payable for capital stock repurchased...............         419,268
   Forward currency contracts payable..................         418,608
   Accrued expenses and other liabilities..............         296,001
                                                         --------------
     Total Liabilities.................................     112,112,953
                                                         --------------
 NET ASSETS............................................  $1,436,538,545
                                                         ==============
   Net assets were comprised of:
     Common stock, at $0.01 par value..................  $      502,927
     Paid-in capital, in excess of par.................     897,870,258
                                                         --------------
                                                            898,373,185
   Undistributed net investment income.................       4,345,469
   Accumulated net realized gain on investments........     245,654,456
   Net unrealized appreciation on investments and
     foreign currencies................................     288,165,435
                                                         --------------
   Net assets, June 30, 2000...........................  $1,436,538,545
                                                         ==============
 Net asset value and redemption price per
   share, 50,292,663 outstanding shares of common stock
   (authorized 70,000,000 shares)......................  $        28.56
                                                         ==============
STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2000
 INVESTMENT INCOME
   Dividends (net of $698,547 foreign withholding
     tax)..............................................  $    4,649,364
   Interest............................................       3,309,843
   Income from securities loaned, net..................         260,853
                                                         --------------
                                                              8,220,060
                                                         --------------
 EXPENSES
   Investment advisory fee.............................       5,207,848
   Custodian fees and expenses.........................         301,000
   Shareholders' reports...............................          87,000
   Accounting fees.....................................          58,000
   Audit fee and expenses..............................           8,000
   Commitment fee on syndicated credit agreement.......           6,000
   Transfer agent's fees and expenses..................           5,000
   Legal fees and expenses.............................           2,000
   Directors' fees.....................................           2,000
   Miscellaneous expenses..............................           1,123
                                                         --------------
     Total expenses....................................       5,677,971
   Less: custodian fee credit..........................         (32,581)
                                                         --------------
     Net expenses......................................       5,645,390
                                                         --------------
 NET INVESTMENT INCOME.................................       2,574,670
                                                         --------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCIES
 Net realized gain on:
   Investments.........................................     235,305,816
   Interest rate swaps.................................       6,476,461
   Foreign currencies..................................       4,528,544
                                                         --------------
                                                            246,310,821
                                                         --------------
 Net change in unrealized appreciation (depreciation)
   on:
   Investments.........................................    (262,044,493)
   Interest rate swaps.................................      (4,306,266)
   Foreign currencies..................................       1,783,792
                                                         --------------
                                                           (264,566,967)
                                                         --------------
 NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES........     (18,256,146)
                                                         --------------
 NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS............................................  $  (15,681,476)
                                                         ==============

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                  SIX MONTHS ENDED          YEAR ENDED
                                                                   JUNE 30, 2000         DECEMBER 31, 1999
                                                                  ----------------       -----------------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
   Net investment income....................................       $    2,574,670         $    2,125,578
   Net realized gain on investments and foreign
     currencies.............................................          246,310,821            105,889,653
   Net change in unrealized appreciation (depreciation) on
     investments and foreign currencies.....................         (264,566,967)           315,255,820
                                                                   --------------         --------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     OPERATIONS.............................................          (15,681,476)           423,271,051
                                                                   --------------         --------------
 DIVIDENDS AND DISTRIBUTIONS:
     Dividends from net investment income...................           (2,463,844)                    --
     Distributions in excess of net investment income.......                   --             (4,140,269)
     Distributions from net realized capital gains..........          (89,602,571)            (7,259,626)
                                                                   --------------         --------------
     TOTAL DIVIDENDS AND DISTRIBUTIONS......................          (92,066,415)           (11,399,895)
                                                                   --------------         --------------
 CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [11,656,638 and 12,980,789 shares,
     respectively]..........................................          353,741,716            303,934,195
   Capital stock issued in reinvestment of dividends and
     distributions [3,409,867 and 520,780 shares,
     respectively]..........................................           92,066,415             11,399,895
   Capital stock repurchased [(6,686,931) and (11,503,347)
     shares, respectively]..................................         (199,835,783)          (273,433,117)
                                                                   --------------         --------------
   NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
   TRANSACTIONS.............................................          245,972,348             41,900,973
                                                                   --------------         --------------
 TOTAL INCREASE IN NET ASSETS...............................          138,224,457            453,772,129
 NET ASSETS:
   Beginning of period......................................        1,298,314,088            844,541,959
                                                                   --------------         --------------
   End of period (a)........................................       $1,436,538,545         $1,298,314,088
                                                                   ==============         ==============
   (a) Includes undistributed net investment income of:.....       $    4,345,469         $           --
                                                                   --------------         --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       A10

                        THE PRUDENTIAL SERIES FUND, INC.
                            SCHEDULE OF INVESTMENTS

                             MONEY MARKET PORTFOLIO
JUNE 30, 2000 (UNAUDITED)

                                                                                    PRINCIPAL
                                                              INTEREST   MATURITY    AMOUNT         VALUE
                                                                RATE       DATE       (000)        (NOTE 2)
                                                              --------   --------   ---------   --------------
BANK NOTES -- 9.7%
  Amex Centurion Bank.......................................   7.01%     07/10/00    $ 6,000    $    6,000,000
  Bank of America, N.A......................................   6.73%     09/11/00     31,000        31,000,000
  Comerica Bank, N.A. (a)...................................   6.66%     07/03/00      6,000         5,999,286
  Comerica Bank, N.A. (a)...................................   6.66%     07/06/00      6,000         6,000,343
  Comerica Bank, N.A. (a)...................................   6.57%     07/07/00      5,000         4,998,599
  Comerica Bank, N.A. (a)...................................   6.61%     07/19/00     26,000        25,992,627
  First Union National Bank (a).............................   6.28%     07/21/00     24,000        24,000,000
  Keybank, N.A. (a).........................................   6.05%     07/17/00      4,000         4,000,129
  National City Bank of Cleveland...........................   6.73%     02/09/01      5,000         4,998,551
                                                                                                --------------
                                                                                                   112,989,535
                                                                                                --------------
CERTIFICATES OF DEPOSIT-DOMESTIC -- 4.1%
  First Union National Bank.................................   7.09%     12/22/00     32,000        32,000,000
  Morgan Guaranty Trust Co..................................   5.70%     07/19/00     16,000        16,000,000
                                                                                                --------------
                                                                                                    48,000,000
                                                                                                --------------
CERTIFICATES OF DEPOSIT-YANKEE -- 10.0%
  Bank of Nova Scotia.......................................   6.65%     02/01/01     10,000         9,997,204
  Dexia Bank Grand Cayman...................................   7.13%     07/03/00      8,171         8,171,000
  National Westminster Bank PLC.............................   6.10%     11/27/00     50,000        49,957,463
  Rabobank Nederland........................................   5.66%     07/13/00     34,000        33,999,552
  Westpac Banking Corp......................................   6.52%     01/29/01     15,000        14,995,861
                                                                                                --------------
                                                                                                   117,121,080
COMMERCIAL PAPER -- 51.6%
  Alcoa, Inc................................................   6.62%     07/18/00     10,000        10,000,000
  Alcoa, Inc................................................   6.75%     07/20/00     25,000        25,000,000
  Alliance & Leicester PLC..................................   6.14%     07/10/00     10,000         9,984,650
  Alliance & Leicester PLC..................................   6.58%     08/22/00      3,800         3,763,883
  Aon Corp..................................................   6.65%     07/13/00      1,500         1,496,675
  Aon Corp..................................................   6.61%     07/14/00      2,892         2,885,097
  B.B.V. Finance, Inc.......................................   6.57%     08/09/00      3,572         3,546,576
  Bank One Corp.............................................   6.86%     08/21/00     10,000        10,000,000
  Bank One Corp.............................................   6.86%     08/17/00      3,100         3,100,000
  Bank One Corp. (a)........................................   6.87%     09/13/00     14,000        14,001,164
  Banc One Financial Corp...................................   6.07%     08/03/00     10,000         9,944,404
  Bank of Scotland Treasury Services PLC....................   6.62%     09/11/00      5,000         4,933,800
  Barton Capital Corp.......................................   6.85%     07/03/00     12,401        12,396,281
  Barton Capital Corp.......................................   6.84%     07/14/00      8,207         8,186,729
  Barton Capital Corp.......................................   6.77%     07/21/00     36,488        36,350,765
  BASF AG...................................................   6.60%     08/28/00     19,000        18,797,967
  BBL North America.........................................   6.58%     08/18/00      3,821         3,787,477
  Bell Atlantic Financial Services, Inc.....................   6.66%     08/16/00      9,463         9,382,470
  Bradford & Bingley Building Society.......................   6.58%     08/07/00      6,000         5,959,424
  Bradford & Bingley Building Society.......................   6.65%     09/08/00     24,028        23,721,743
  Brahms Funding Corp.......................................   6.71%     07/28/00     15,000        14,924,569
  Centric Capital Corp......................................   6.65%     08/23/00      6,500         6,436,363
  Centric Capital Corp......................................   6.65%     09/13/00      6,250         6,164,566
  CIT Group, Inc............................................   6.62%     08/22/00     18,000        17,827,880
  Citicorp (a)..............................................   6.68%     07/03/00      2,000         2,000,000
  Citicorp..................................................   6.60%     08/17/00     25,000        24,784,584
  First Union Corp..........................................   5.63%     02/12/01      2,400         2,386,206

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B1

JUNE 30, 2000 (UNAUDITED)

                                                                                    PRINCIPAL
                                                              INTEREST   MATURITY    AMOUNT         VALUE
                                                                RATE       DATE       (000)        (NOTE 2)
                                                              --------   --------   ---------   --------------
COMMERCIAL PAPER (CONT'D.)
  Corporate Asset Funding Co., Inc..........................   6.63%     08/24/00    $ 8,000    $    7,920,440
  Countrywide Home Loan.....................................   6.71%     07/31/00     17,800        17,700,468
  CXC, Inc..................................................   6.73%     11/15/00     25,000        24,359,715
  Delaware Funding Corp.....................................   6.65%     07/25/00     12,676        12,619,803
  Duke Capital Corp.........................................   7.25%     07/05/00     10,000         9,991,945
  Edison Asset Securitization LLC...........................   6.65%     08/14/00     14,305        14,188,732
  Falcon Asset Securitization Corp..........................   6.60%     08/08/00        662           657,388
  Falcon Asset Securitization Corp..........................   6.62%     08/14/00      9,955         9,874,453
  Forrestal Funding Master Trust............................   6.63%     09/15/00     18,286        18,030,057
  Fortis Funding LLC........................................   6.75%     10/06/00     21,450        21,059,878
  General Electric Capital Corp.............................   6.55%     07/17/00      2,300         2,293,304
  General Electric Capital Corp.............................   6.55%     07/18/00      1,000           996,907
  General Electric Capital Corp.............................   6.65%     09/07/00      1,300         1,283,671
  GTE Corp..................................................   6.62%     07/05/00     20,000        19,985,289
  GTE Corp..................................................   6.62%     08/02/00     11,000        10,935,271
  Hartford Financial Service Group, Inc.....................   6.65%     07/14/00      4,000         3,990,395
  Hartford Financial Service Group, Inc.....................   6.62%     07/31/00      4,000         3,977,933
  Homeside Lending..........................................   6.60%     08/02/00      7,000         6,958,933
  Invensys PLC..............................................   7.30%     07/05/00     10,000         9,991,889
  Salomon Smith Barney Holdings, Inc........................   6.62%     09/11/00     11,378        11,227,355
  Santander Finance, Inc....................................   6.71%     11/14/00     34,000        33,138,138
  Santander Finance, Inc....................................   6.71%     11/15/00     20,000        19,489,294
  SBC Communications, Inc...................................   6.55%     07/12/00      2,700         2,694,596
  Sonoco Products Co........................................   7.05%     07/05/00     19,000        18,985,117
  Southern Co...............................................   6.75%     07/31/00      2,750         2,734,531
  Sweetwater Capita Corp....................................   6.67%     09/13/00      5,276         5,203,663
  Sweetwater Capita Corp....................................   6.67%     09/14/00      2,482         2,447,511
  Sweetwater Capita Corp....................................   6.67%     09/18/00      4,068         4,008,457
  Wells Fargo & Co..........................................   6.60%     07/18/00     13,500        13,457,925
                                                                                                --------------
                                                                                                   601,966,331
                                                                                                --------------
OTHER CORPORATE OBLIGATIONS -- 23.3%
  Abbey National Treasury Services, PLC.....................   6.24%     07/24/00     20,000        19,999,261
  Centex Home Mortgage (a)(b)...............................   6.79%     07/20/00      5,000         5,000,000
  CIT Group, Inc. (a).......................................   6.68%     10/16/00      4,000         3,994,236
  Commercial Credit Co......................................   5.75%     07/15/00      2,000         1,999,855
  Conseco Finance Vehicle Trust (a)(b)......................   6.81%     07/17/00      7,360         7,359,781
  Daimler Chrysler..........................................   6.53%     07/06/00     29,000        28,999,483
  Ford Motor Credit Corp. (a)...............................   6.73%     08/18/00     35,000        34,996,281
  Ford Motor Credit Corp. (a)...............................   6.77%     10/02/00     28,000        27,993,051
  Goldman Sachs Group L.P. (a)..............................   6.92%     09/15/00     45,000        45,000,000
  Restructured Asset Securities Enhanced Return (a)(b)......   6.74%     07/06/00     24,000        24,000,000
  Security Life of Denver (a)(b)............................   6.35%     07/12/00     15,000        15,000,000
  Short Term Repackaged Asset Trust (a)(b)..................   6.75%     07/18/00     12,000        12,000,000
  Strategic MM Tr 99-A (a)..................................   6.40%     07/13/00     27,000        27,000,000
  Travelers Group, Inc. (a)(b)..............................   6.30%     07/06/00      4,000         4,000,000
  US Bancorp (a)............................................   6.72%     07/20/00     14,265        14,263,445
                                                                                                --------------
                                                                                                   271,605,393
                                                                                                --------------
U.S. GOVERNMENT OBLIGATIONS -- 1.3%
  Federal Home Loan Bank (a)................................   6.19%     07/19/00     15,000        14,994,120
                                                                                                --------------
TOTAL INVESTMENTS  -- 100.0%
  (amortized cost $1,166,676,459; (c)).......................................................    1,166,676,459
                                                                                                --------------
ASSETS IN EXCESS OF OTHER LIABILITIES........................................................          123,929
                                                                                                --------------
TOTAL NET ASSETS -- 100.0%...................................................................   $1,166,800,388
                                                                                                ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B2

JUNE 30, 2000 (UNAUDITED)

The following abbreviations are used in portfolio descriptions:

   AG  Aktiengesellschaft (German Stock Company)

   PLC Public Limited Company (British Corporation)

(a) Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at June 30, 2000.

(b) Indicates a restricted security and deemed illiquid. The Aggregate cost and value of restricted securities $67,359,781 represents 5.8% of net assets.

(c) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.

   The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of June 30, 2000 was as follows:

      Commercial Banks............................................    43.8%
      Asset Backed Securities.....................................    15.0%
      Motor Vehicle Parts.........................................     7.9%
      Bank Holding Company U.S....................................     6.9%
      Security Brokers & Dealers..................................     4.8%
      Phone Company Communications................................     3.7%
      Metals......................................................     3.0%
      Life Insurance..............................................     2.5%
      Short Term Business Credit..................................     2.3%
      Mortgage Bankers............................................     2.1%
      Paperboard Mills............................................     1.6%
      Chemicals & Allied Products.................................     1.6%
      Federal Credit Agencies.....................................     1.3%
      Electrical Services.........................................     1.1%
      Fire & Marine Casualty Insurance............................     1.0%
      Electric & Equipment, Computer..............................     0.8%
      Accidental/Health Insurance.................................     0.4%
      Personal Credit Institution.................................     0.2%
                                                                     -----
                                                                     100.0%
      Other assets in excess of liabilities.......................     0.0%
                                                                     -----
                                                                     100.0%
                                                                     =====

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B3

                           DIVERSIFIED BOND PORTFOLIO
JUNE 30, 2000 (UNAUDITED)

LONG-TERM INVESTMENTS -- 88.2%                                                                         PRINCIPAL
                                                           MOODY'S    INTEREST         MATURITY         AMOUNT         VALUE
                                                           RATING       RATE             DATE            (000)        (NOTE 2)
LONG-TERM BONDS -- 87.9%                                   -------   -----------   -----------------   ---------   --------------
AEROSPACE -- 1.8%
  Boeing Co. ...........................................    A1             8.75%       08/15/21         $ 6,250    $    6,882,562
  Northrop Grumman Corp. ...............................   Baa3           7.875%       03/01/26           3,400         3,222,826
  Raytheon Co. .........................................   Baa2            6.45%       08/15/02           5,000         4,871,300
  Raytheon Co. .........................................   Baa2            6.50%       07/15/05           4,200         3,986,934
  United Technologies Corp. ............................    A2             7.50%       09/15/29           3,200         3,150,000
                                                                                                                   --------------
                                                                                                                       22,113,622
                                                                                                                   --------------
AIRLINES -- 1.4%
  Continental Airlines, Inc. ...........................    Aa3           7.461%       04/01/15           5,104         4,886,677
  United Airlines, Inc. ................................   Baa3           10.67%       05/01/04           7,000         7,120,330
  United Airlines, Inc. ................................   Baa3           11.21%       05/01/14           5,000         5,154,400
                                                                                                                   --------------
                                                                                                                       17,161,407
                                                                                                                   --------------
ASSET BACKED SECURITIES -- 3.2%
  Advanta Mortgage Loan Trust, Series 1994-3............    Aaa            8.49%       01/25/26           7,014         7,010,719
  California Infrastructure PG&E, Series 1997-1.........    Aaa            6.32%       09/25/05           4,000         3,908,125
  Citibank Credit Card Master Trust.....................    Aaa            6.10%       05/15/08          12,500        11,703,125
  MBNA Corp., Series 1999-B ............................    Aaa            5.90%       08/15/11          17,900        16,201,614
                                                                                                                   --------------
                                                                                                                       38,823,583
                                                                                                                   --------------
AUTO/EQUIPMENT RENTAL -- 0.1%
  Hertz Corp. ..........................................    A3             8.25%       06/01/05             750           765,600
                                                                                                                   --------------
AUTOMOBILES & TRUCKS -- 0.6%
  Ford Motor Co. .......................................    A2             7.45%       07/16/31           2,300         2,175,179
  Navistar International Corp. .........................   Baa3            7.00%       02/01/03           3,500         3,342,500
  Navistar International Corp. .........................    Ba2            8.00%       02/01/08           1,350         1,238,625
                                                                                                                   --------------
                                                                                                                        6,756,304
                                                                                                                   --------------
BANKS & FINANCIAL SERVICES -- 5.2%
  Bayerische Landesbank Girozentrale, (Germany).........    Aaa           5.875%       12/01/08           7,800         6,938,568
  Chase Manhattan Corp. ................................    A1            7.875%       06/15/10           1,000           998,000
  Chase Manhattan Corp. ................................    A1            6.375%       04/01/08           5,770         5,335,461
  International Bank for Reconstruction & Development
    (Supranational) ....................................    Aaa          12.375%       10/15/02             750           834,540
  Lehman Brothers Holdings, Inc. .......................    A3            6.625%       04/01/04          13,245        12,640,895
  Lehman Brothers Holdings, Inc. .......................    A3            6.375%       05/07/02             560           546,829
  Lehman Brothers Holdings, Inc. .......................    A3            6.625%       02/05/06           3,685         3,443,227
  Merrill Lynch, Pierce, Fenner & Smith, Inc. ..........    Aa3           6.922%       06/24/03          15,000        14,985,000
  Okobank (Japan).......................................    A2           7.2975%       09/29/49           5,000         4,935,000
  PaineWebber Group, Inc. ..............................   Baa1            6.45%       12/01/03           5,000         4,763,400
  Salomon, Inc. ........................................    Aa3            6.65%       07/15/01           7,000         6,945,120
  Salomon, Inc. ........................................    Aa3           6.125%       01/15/03             500           483,305
                                                                                                                   --------------
                                                                                                                       62,849,345
                                                                                                                   --------------
BANKS AND SAVINGS & LOANS -- 4.6%
  Cho Hung Bank.........................................    B1            11.50%       04/01/10           3,250         3,128,125
  Cho Hung Bank.........................................    B1           11.875%       04/01/10           3,250         3,128,125
  Compass Bancshares, Inc. .............................    A1             8.10%       08/15/09           4,800         4,642,512
  Dresdner Funding Trust................................    A1            8.151%       06/30/31           7,600         6,634,800
  Hanvit Bank...........................................    B1            12.75%       03/01/10           6,550         6,484,500
  Kansallis-Osake-Pankki (Finland)......................    A1            10.00%       05/01/02           5,000         5,205,650
  KBC Bank Funding......................................    A1             9.86%       11/29/49           5,000         5,116,000
  National Australia Bank, (Australia)..................    A1             6.40%       12/10/07           3,700         3,649,125
  Sanwa Finance Aruba A.E.C.............................   Baa1            8.35%       07/15/09           4,640         4,619,399
  Sovereign Bancorp.....................................    Ba3           10.25%       05/15/04           1,325         1,306,569
  Sovereign Bancorp.....................................    Ba3           10.50%       11/15/06           2,295         2,295,000
  Washington Mutual, Inc. ..............................    A3             7.50%       08/15/06          10,000         9,703,800
                                                                                                                   --------------
                                                                                                                       55,913,605
                                                                                                                   --------------
BEVERAGES -- 0.1%
  Embotelladora Andina S A..............................   Baa1           7.875%       10/01/97           1,250           963,000
                                                                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B4

JUNE 30, 2000 (UNAUDITED)

                                                                                                       PRINCIPAL
                                                           MOODY'S    INTEREST         MATURITY         AMOUNT         VALUE
                                                           RATING       RATE             DATE            (000)        (NOTE 2)
LONG-TERM BONDS (CONTINUED)                                -------   -----------   -----------------   ---------   --------------
CABLE & PAY TELEVISION SYSTEMS -- 1.4%
  British Sky Broadcasting, Inc. .......................   Baa3           6.875%       02/23/09         $ 1,975    $    1,735,057
  Cox Enterprises, Inc. ................................   Baa1           6.625%       06/14/02           3,200         3,146,720
  CSC Holdings, Inc. ...................................    Ba1            7.25%       07/15/08           3,400         3,143,130
  CSC Holdings, Inc. ...................................    Ba1           7.875%       12/15/07           1,490         1,441,620
  Rogers Cablesystems, Inc. (Canada)....................    Ba1           10.00%       03/15/05           4,000         4,090,000
  Tele-Communications, Inc..............................    A2             6.34%       02/01/12           3,500         3,443,650
                                                                                                                   --------------
                                                                                                                       17,000,177
                                                                                                                   --------------
COMPUTERS -- 1.0%
  Hewlett Packard Company...............................    Aa2            7.15%       06/15/05           5,000         5,000,000
  International Business Machine Corp. .................    A1             5.50%       01/15/09           5,000         4,457,850
  International Business Machine Corp. .................    A1            5.625%       04/12/04           3,000         2,854,830
                                                                                                                   --------------
                                                                                                                       12,312,680
                                                                                                                   --------------
CONSUMER PRODUCTS -- 0.1%
  Fortune Brands........................................    A2            7.125%       11/01/04           1,050         1,019,235
                                                                                                                   --------------
CONTAINERS & PACKAGING -- 0.6%
  Owen-Illinois, Inc. ..................................    Ba1            7.85%       05/15/04           5,244         5,020,239
  Pactiv Corp. .........................................   Baa3            7.95%       12/15/25           2,000         1,794,060
                                                                                                                   --------------
                                                                                                                        6,814,299
                                                                                                                   --------------
DIVERSIFIED OPERATIONS -- 0.6%
  Tyco Int'l Group SA...................................   Baa1           6.875%       01/15/29           3,350         2,829,980
  Xerox Cap Europe PLC..................................    A3             5.75%       05/15/02           4,960         4,776,480
                                                                                                                   --------------
                                                                                                                        7,606,460
                                                                                                                   --------------
DRUGS & MEDICAL SUPPLIES -- 0.5%
  Mallinckrodt, Inc. ...................................   Baa2            6.30%       03/15/11           3,500         3,447,500
  Monsanto Corp. .......................................    A1             6.50%       12/01/18           1,015           894,743
  Monsanto Corp. .......................................    A1             6.75%       12/15/27           2,415         2,166,424
                                                                                                                   --------------
                                                                                                                        6,508,667
                                                                                                                   --------------
FINANCIAL SERVICES -- 6.0%
  Bombardier Capital, Inc. M.T.N........................    A3             7.30%       12/15/02           5,000         4,955,000
  Calair Capital Corp. .................................    Ba2           8.125%       04/01/08           2,700         2,322,000
  Capital One Financial Corp. ..........................   Baa2            7.08%       10/30/01           5,000         4,924,650
  Capital One Financial Corp. ..........................   Baa3            7.25%       05/01/06           2,100         1,921,500
  Chrysler Financial Corp. .............................    A1             5.25%       10/22/01          10,400        10,116,392
  Ford Motor Credit Co. ................................    A2            7.375%       10/28/09           1,600         1,547,632
  Gatx Capital Corp.....................................   Baa2            7.75%       12/01/06           3,000         2,805,000
  General Motors Acceptance Corp. ......................    A2             5.75%       11/10/03          10,000         9,468,500
  Heller Financial, Inc. ...............................    A3            6.000%       03/19/04           2,900         2,713,936
  HSBC Capital Funding LP...............................    A1           10.176%       12/31/49           6,000         6,450,000
  HVB Funding Trust.....................................    NR            9.000%       10/22/31           6,000         5,694,600
  International Lease Finance Corp. ....................    A1            5.900%       03/12/03           6,000         5,760,000
  RBF Finance Co. ......................................    Ba3          11.375%       03/15/09           1,270         1,371,600
  Sakura Cap Funding Cayman.............................    Ba2           7.040%       09/29/49           5,000         4,850,000
  The CIT Group, Inc. ..................................    A1            5.500%       10/15/01           8,045         7,843,231
                                                                                                                   --------------
                                                                                                                       72,744,041
                                                                                                                   --------------
FOOD & BEVERAGE -- 0.4%
  Archer-Daniels-Midland Co. ...........................    A1            6.625%       05/01/29           4,700         3,938,365
  Comunidad Andaluic....................................    Aa3           7.250%       10/01/29             540           519,048
                                                                                                                   --------------
                                                                                                                        4,457,413
                                                                                                                   --------------
FOREST PRODUCTS -- 2.0%
  International Paper Co. ..............................   Baa1            8.00%       07/08/03          16,000        16,083,680
  Scotia Pacific Co. ...................................   Baa2           7.710%       01/20/14          12,200         8,357,000
                                                                                                                   --------------
                                                                                                                       24,440,680
                                                                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B5

JUNE 30, 2000 (UNAUDITED)

                                                                                                       PRINCIPAL
                                                           MOODY'S    INTEREST         MATURITY         AMOUNT         VALUE
                                                           RATING       RATE             DATE            (000)        (NOTE 2)
LONG-TERM BONDS (CONTINUED)                                -------   -----------   -----------------   ---------   --------------
HOSPITAL MANAGEMENT -- 0.3%
  Columbia/HCA Healthcare Corp. ........................    Ba2           6.910%       06/15/05         $ 2,435    $    2,209,762
  Tenet Healthcare Corp. ...............................    Ba1           7.875%       01/15/03           1,825         1,774,813
                                                                                                                   --------------
                                                                                                                        3,984,575
                                                                                                                   --------------
INDUSTRIALS -- 0.5%
  Compania Sud Americana De Vapores.....................    NR            7.375%       12/08/03           2,000         1,920,000
  Rockwell International Corp. .........................    A1            5.200%       01/15/98           6,500         4,071,990
                                                                                                                   --------------
                                                                                                                        5,991,990
                                                                                                                   --------------
INSURANCE -- 1.3%
  Allstate Corp. .......................................    A1            7.200%       12/01/09             900           860,328
  Conseco, Inc. ........................................    Ba1           8.500%       10/15/02           6,875         5,087,500
  Nationwide CSN Trust..................................    A1            9.875%       02/15/25           5,000         4,990,000
  Reliaster Financial Corp. ............................    A3            6.625%       09/15/03           5,000         4,844,000
                                                                                                                   --------------
                                                                                                                       15,781,828
                                                                                                                   --------------
INVESTMENT BANKING -- 1.1%
  Morgan Stanley Dean Witter & Co. .....................    Aa3           5.625%       04/12/02           5,450         5,293,149
  Morgan Stanley Dean Witter & Co. .....................    Aa3           7.125%       01/15/03           2,830         2,811,860
  Morgan Stanley Dean Witter & Co. .....................    Aa3            7.75%       06/15/05           5,000         4,999,500
                                                                                                                   --------------
                                                                                                                       13,104,509
                                                                                                                   --------------
LEISURE -- 1.9%
  Harrahs Operating Co., Inc. ..........................    Ba2           7.875%       12/15/05             290           272,600
  HMH Properties........................................    Ba2           7.875%       08/01/05           1,970         1,861,650
  ITT Corp. ............................................    Ba1            6.75%       11/15/03           7,000         6,568,870
  Park Place Entertainment..............................    Ba2           7.875%       12/15/05           2,265         2,129,100
  Park Place Entertainment..............................    Ba2           9.375%       02/15/07             740           740,000
  Royal Caribbean Cruises Ltd. .........................   Baa2            7.00%       10/15/07           8,000         6,752,480
  Royal Caribbean Cruises Ltd. .........................   Baa2            7.25%       08/15/06           5,000         4,425,050
                                                                                                                   --------------
                                                                                                                       22,749,750
                                                                                                                   --------------
MEDIA -- 3.9%
  Liberty Media Group...................................   Baa3            8.25%       02/01/30           5,000         4,604,050
  News America Holding, Inc. ...........................   Baa3           6.703%       05/21/34          22,000        20,934,760
  Paramount Communications, Inc. .......................   Baa1            7.50%       01/15/02           5,000         4,983,650
  Turner Broadcasting Systems Inc. .....................   Baa3            7.40%       02/01/04          13,500        13,086,090
  United News & Media PLC...............................   Baa2            7.25%       07/01/04           2,000         1,931,200
  United News & Media PLC...............................   Baa2            7.75%       07/01/09           1,000           947,700
                                                                                                                   --------------
                                                                                                                       46,487,450
                                                                                                                   --------------
OIL & GAS -- 3.9%
  Amerada Hess Corp. ...................................   Baa1           7.375%       10/01/09             600           583,134
  Amerada Hess Corp. ...................................   Baa1           7.875%       10/01/29           1,600         1,564,496
  Atlantic Richfield Co. ...............................    Aa2            5.55%       04/15/03           3,700         3,567,096
  Atlantic Richfield Co. ...............................    Aa2            5.90%       04/15/09           6,770         6,173,089
  B.J. Services Co. ....................................   Baa2            7.00%       02/01/06           5,000         4,795,950
  Eott Energy Partners LP...............................    Ba2           11.00%       10/01/09           1,960         1,989,400
  K N Energy, Inc. .....................................   Baa2            6.30%       03/01/21          15,000        14,883,900
  K N Energy, Inc. .....................................   Baa2            6.45%       11/30/01           4,500         4,407,300
  Limestone Electron Trust..............................   Baa3           8.625%       03/15/03           6,000         6,058,080
  Phillips Petroleum Company............................   Baa2            8.50%       05/25/05           2,550         2,634,354
                                                                                                                   --------------
                                                                                                                       46,656,799
                                                                                                                   --------------
OIL & GAS EXPLORATION/PRODUCTION -- 0.3%
  Parker & Parsley Petroleum Co. .......................    Ba2           8.875%       04/15/05           1,505         1,468,143
  Seagull Energy Corp. .................................    Ba1           7.875%       08/01/03           1,830         1,775,100
                                                                                                                   --------------
                                                                                                                        3,243,243
                                                                                                                   --------------
PHOTOGRAPHY -- 0.2%
  Eastman Kodak Company M.T.N...........................    A2             7.25%       06/15/05           2,500         2,490,750
                                                                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B6

JUNE 30, 2000 (UNAUDITED)

                                                                                                       PRINCIPAL
                                                           MOODY'S    INTEREST         MATURITY         AMOUNT         VALUE
                                                           RATING       RATE             DATE            (000)        (NOTE 2)
LONG-TERM BONDS (CONTINUED)                                -------   -----------   -----------------   ---------   --------------
PRINTING & PUBLISHING -- 0.2%
  World Color Press, Inc. ..............................   Baa3            7.75%       02/15/09         $ 2,075    $    1,893,438
  World Color Press, Inc. ..............................   Baa3           8.375%       11/15/08           1,000           940,000
                                                                                                                   --------------
                                                                                                                        2,833,438
                                                                                                                   --------------
RAILROADS -- 0.3%
  Norfolk Southern Corp. ...............................   Baa1            6.95%       05/01/02           1,650         1,627,148
  Union Pacific Corp. ..................................   Baa3            7.95%       04/15/29           2,100         2,082,696
                                                                                                                   --------------
                                                                                                                        3,709,844
                                                                                                                   --------------
REAL ESTATE INVESTMENT TRUST -- 0.8%
  ERP Operating L.P. ...................................    A3             6.63%       04/13/15           3,900         3,666,234
  ERP Operating L.P. ...................................    A3             7.10%       06/23/04           1,500         1,454,640
  HRPT Properties Trust.................................   Baa2           7.521%       07/09/07           5,000         5,000,000
                                                                                                                   --------------
                                                                                                                       10,120,874
                                                                                                                   --------------
RETAIL -- 2.1%
  Federated Department Stores, Inc. ....................   Baa1           8.125%       10/15/02           5,250         5,302,605
  Federated Department Stores, Inc. ....................   Baa1            8.50%       06/15/03          10,200        10,293,534
  Kmart Corp. ..........................................   Baa3            9.78%       01/05/20           3,850         3,557,169
  Kroger Co., (The).....................................   Baa3           6.375%       03/01/08           6,600         5,941,980
                                                                                                                   --------------
                                                                                                                       25,095,288
                                                                                                                   --------------
TELECOMMUNICATIONS -- 7.9%
  AT&T Canada, Inc. (Canada)............................   Baa3            7.65%       09/15/06           1,600         1,590,960
  TeleCommunications, Inc. .............................    Ba1          10.125%       04/15/22           6,300         7,608,447
  Deutsche Telekom International........................    Aa2            7.75%       06/15/05           8,100         8,140,500
  Deutsche Telekom International........................    Aa2            8.00%       06/15/10           5,000         5,035,000
  Deutsche Telekom International........................    Aa2            8.25%       06/15/30           7,500         7,575,750
  Electric Lightwave, Inc. .............................    A2             6.05%       05/15/04           3,300         3,073,125
  Global Crossing Holdings, Ltd. .......................    Ba2           9.125%       11/15/06           4,400         4,235,000
  LCI International, Inc. ..............................   Baa1            7.25%       06/15/07          11,125        10,533,484
  Qwest Communications, Inc.............................   Baa1            7.50%       11/01/08           3,150         3,039,750
  Rogers Cantel, Inc. ..................................   Baa3           9.375%       06/01/08           2,350         2,420,500
  Sprint Corp. .........................................   Baa1            5.70%       11/15/03          12,000        11,319,360
  Sprint Corp. .........................................   Baa1           6.875%       11/15/28           2,500         2,173,175
  Sprint Corp. .........................................   Baa2           7.625%       06/10/02           5,000         5,005,500
  Telecom De Puerto Rico................................   Baa2            6.65%       05/15/06           6,800         6,315,500
  Telecom De Puerto Rico................................   Baa2            6.80%       05/15/09           5,700         5,208,375
  U.S. West Cap. Funding, Inc. .........................   Baa1           6.875%       08/15/01           5,000         4,974,000
  Williams Communications Group, Inc. ..................    B2            10.70%       10/01/07           2,000         1,990,000
  Worldcom, Inc. .......................................    A3             6.95%       08/15/28           6,300         5,549,670
                                                                                                                   --------------
                                                                                                                       95,788,096
                                                                                                                   --------------
UTILITIES -- 11.3%
  AES Corp. ............................................    Ba1            9.50%       06/01/09           4,905         4,806,900
  Calenergy Co., Inc. ..................................   Baa3            6.96%       09/15/03           8,000         7,802,640
  Calenergy Co., Inc. ..................................   Baa3            7.23%       09/15/05           5,000         4,862,250
  Calpine Corp. ........................................    Ba1           10.50%       05/15/06           4,060         4,242,700
  CMS Energy Corp.......................................    Ba3            6.75%       01/15/04           4,500         4,185,000
  CMS Energy Corp. .....................................    Ba3            8.00%       07/01/11           4,500         4,417,200
  Cogentrix Energy, Inc. ...............................    Ba1            8.75%       10/15/08          10,000         9,650,000
  Commonwealth Edison Co. ..............................   Baa2           7.625%       01/15/07           7,525         7,342,218
  Connecticut Light & Power Co. ........................   Baa3            7.75%       06/01/02           5,685         5,703,078
  Edison Mission Energy.................................    A3             7.73%       06/15/09           3,200         3,120,512
  El Paso Electric Company..............................   Baa3            9.40%       05/01/11           4,000         4,244,560
  El Paso Energy Corp. .................................   Baa2           6.625%       07/15/01           3,800         3,766,636
  Hydro-Quebec..........................................    A2             8.00%       02/01/13           1,850         1,923,963
  Hydro-Quebec..........................................    A2            7.500%       04/01/16             500           497,680
  Hydro-Quebec..........................................    A2            9.400%       02/01/21           3,925         4,631,147
  Illinois Power Co. ...................................    Aaa            5.38%       06/25/07          15,000        14,001,450
  Niagara Mohawk Power..................................   Baa2           6.875%       04/01/03           4,000         3,909,080
  Niagara Mohawk Power..................................   Baa2           7.375%       08/01/03           8,000         7,888,240
  Niagara Mohawk Power..................................   Baa2            8.00%       06/01/04           5,000         5,025,350
  Osprey Trust..........................................   Baa2            8.31%       01/15/03          16,000        16,054,400

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B7

JUNE 30, 2000 (UNAUDITED)

                                                                                                       PRINCIPAL
                                                           MOODY'S    INTEREST         MATURITY         AMOUNT         VALUE
                                                           RATING       RATE             DATE            (000)        (NOTE 2)
LONG-TERM BONDS (CONTINUED)                                -------   -----------   -----------------   ---------   --------------
UTILITIES (CONT'D.)
  PSEG Energy Holdings, Inc. ...........................    Ba1           10.00%       10/01/09         $ 2,605    $    2,637,563
  Sonat, Inc. ..........................................   Baa2           7.625%       07/15/11           5,100         4,981,425
  Texas Utilities.......................................   Baa3            5.94%       10/15/01          10,000         9,784,600
  Utilicorp United Inc. ................................   Baa3            7.00%       07/15/04           1,280         1,222,566
  Utilicorp United, Inc. ...............................   Baa3           7.625%       11/15/09             700           660,009
                                                                                                                   --------------
                                                                                                                      137,361,167
                                                                                                                   --------------
WASTE MANAGEMENT -- 0.7%
  Allied Waste Industries, Inc. ........................    Ba3           7.625%       01/01/06           1,540         1,347,500
  Waste Management, Inc. ...............................    Ba1           6.125%       07/15/01           7,000         6,760,040
                                                                                                                   --------------
                                                                                                                        8,107,540
                                                                                                                   --------------
U.S. GOVERNMENT AGENCY AND OBLIGATIONS -- 15.4%
  United States Treasury Bond (a).......................                  8.125%       08/15/21          66,700        81,488,724
  United States Treasury Bond...........................                   9.00%       11/15/18           7,300         9,479,707
  United States Treasury Bond...........................                  6.125%       08/15/29          22,714        22,941,140
  United States Treasury Bond...........................                   6.75%       08/15/26           9,800        10,545,682
  United States Treasury Bond...........................                 13.875%       05/15/11           4,150         5,629,101
  United States Treasury Note...........................                   6.50%       02/15/10          31,445        32,521,048
  United States Treasury Note...........................                   6.50%       05/31/02           4,715         4,720,893
  United States Treasury Note...........................                   6.50%       10/15/06           1,825         1,846,955
  United States Treasury Strips.........................             zero coupon       05/15/20          36,500        10,819,695
  United States Treasury Strips.........................             zero coupon       11/15/15          16,446         6,378,088
                                                                                                                   --------------
                                                                                                                      186,371,033
                                                                                                                   --------------
U.S. GOVERNMENT MORTGAGE BACKED SECURITIES -- 2.0%
  Federal National Mortgage Association.................                   6.50%       12/31/99          20,000        19,279,600
  Federal National Mortgage Association.................                   9.00%   05/01/17-09/01/21        237           193,572
  Government National Mortgage Association..............                   7.50%   05/20/02-01/15/26      4,987         4,959,455
                                                                                                                   --------------
                                                                                                                       24,432,627
                                                                                                                   --------------
FOREIGN GOVERNMENT BONDS -- 4.2%
  Province of Saskatchewan (Canada).....................    A2            9.125%       02/15/21           3,000         3,468,090
  Quebec Province (Canada)..............................    A2            7.125%       02/09/24           2,650         2,503,137
  Republic of Argentina (Argentina).....................    BBB (b)       0.010%       10/15/01           5,000         4,300,000
  Republic of Panama (Panama)...........................    Ba1           7.875%       02/13/02           8,000         7,840,000
  Republic of Philippines (Philippines).................    Ba1           8.875%       04/15/08           3,200         2,880,000
  United Mexican States (Mexico)........................   Baa3           7.312%       12/31/19           2,100         2,063,250
  United Mexican States (Mexico)........................   Baa3           7.602%       12/31/19           4,200         4,126,500
  United Mexican States (Mexico)........................   Baa3           7.800%       12/31/19           5,900         5,796,750
  United Mexican States (Mexico)........................   Baa3           9.875%       02/01/10           7,500         7,762,500
  United Mexican States (Mexico)........................   Baa3          10.375%       02/17/09           9,500        10,212,500
                                                                                                                   --------------
                                                                                                                       50,952,727
                                                                                                                   --------------
TOTAL LONG-TERM BONDS
  (cost $1,096,849,061).........................................................................................    1,063,513,646
                                                                                                                   --------------
                                                                                                        SHARES
                                                                                                       ---------
PREFERRED STOCK -- 0.3%
  Centaur Funding Corp. (cost $4,323,180) ..........................................................      4.323         3,997,350
                                                                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $1,101,172,241).........................................................................................    1,067,510,996
                                                                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B8

JUNE 30, 2000 (UNAUDITED)

                                                                                                       PRINCIPAL
                                                           MOODY'S    INTEREST         MATURITY         AMOUNT         VALUE
                                                           RATING       RATE             DATE            (000)        (NOTE 2)
                                                           -------   -----------   -----------------   ---------   --------------
SHORT-TERM INVESTMENTS -- 12.2%
OTHER CORPORATE OBLIGATIONS -- 9.4%
  Arkla Inc., M.T.N. ...................................   Baa1            9.32%       12/18/00         $ 2,000    $    2,013,380
  Burlington Northern Santa Fe Corp. ...................   Baa2            6.05%       03/15/01           8,000         7,958,640
  Camden Property Trust.................................   Baa2            7.23%       10/30/00           5,000         4,991,000
  Comdisco, Inc. .......................................   Baa1            6.32%       11/27/00          10,000         9,954,400
  El Paso Electric Company..............................   Baa3            7.75%       05/01/01           5,850         5,840,581
  ERP Operating L.P. ...................................    BBB (b)        6.15%       09/15/00          15,000        14,962,500
  Ford Motor Credit Co. ................................    A2             5.75%       01/25/01           4,000         3,964,880
  Fort James Corp. .....................................   Baa2           6.234%       03/15/01           5,000         4,954,650
  Goldman Sachs Group, Inc. ............................    A1             5.56%       01/11/01           4,200         4,164,720
  GTE Corp. ............................................    A2            9.375%       12/01/00           6,250         6,308,437
  ICI Wilmington, Inc. .................................   Baa1            9.50%       11/15/00           3,500         3,522,435
  ITT Corp. ............................................    Ba1            6.25%       11/15/00           4,250         4,210,942
  Kroger Co., (The) ....................................   Baa3            6.34%       06/01/01           6,500         6,386,250
  Norfolk Southern Corp. ...............................   Baa1           6.875%       05/01/01           4,500         4,469,355
  Raytheon Co. .........................................   Baa2            5.95%       03/15/01           6,500         6,424,145
  Salomon, Inc. ........................................    Aa3            6.59%       02/21/01           3,500         3,484,355
  Seagram (J.) & Sons...................................   Baa3            5.79%       04/15/01          11,500        11,343,600
  TRW, Inc. ............................................   Baa1            6.45%       06/15/01           9,200         9,062,000
                                                                                                                   --------------
  (cost $114,992,761)...........................................................................................      114,016,270
                                                                                                                   --------------
REPURCHASE AGREEMENT -- 2.8%
  Joint Repurchase Agreement Account (cost $34,236,000) (Note
    5)............................................................        6.492%       07/03/00          34,236        34,236,000
                                                                                                                   --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $149,228,761)...........................................................................................      148,252,270
                                                                                                                   --------------
TOTAL INVESTMENTS BEFORE INVESTMENT SOLD SHORT -- 100.4%
  (cost $1,250,401,002; Note 6).................................................................................    1,215,763,266
                                                                                                                   --------------
INVESTMENT SOLD SHORT -- (0.7%)
  United States Treasury Note (proceeds
    $8,251,875 -- Note 2)...............................    Aaa            6.75%       05/15/05          (8,100)       (8,288,568)
                                                                                                                   --------------
  TOTAL INVESTMENTS, NET OF INVESTMENT SOLD SHORT -- 99.7%......................................................    1,207,474,698
  Variation margin on open futures contracts (c)................................................................          (27,344)
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.3%...................................................................        3,336,122
                                                                                                                   --------------
TOTAL NET ASSETS -- 100.0%......................................................................................   $1,210,783,476
                                                                                                                   ==============

The following abbreviations are used in portfolio descriptions:

   L.P.    Limited Partnership
   M.T.N.  Medium Term Note
   PLC     Public Limited Company (British Corporation)
   S.A.    Sociedad Anonime (Spanish Corporation) or Societe Anonyme
           (French Corporation)
   NR      Not Rated by Moody's or Standard & Poor's

(a) Security, or portion thereof, segregated as collateral for futures contracts

(b) Standard & Poor's Rating.

(c) Open Futures contracts as of June 30, 2000 are as follows:

  NUMBER OF                          EXPIRATION    VALUE AT       VALUE AT
  CONTRACTS            TYPE             DATE      TRADE DATE    JUNE 30, 2000   DEPRECIATION
Long position:
     175        U.S. Treasury Bond    Sep 00      $17,040,625    $17,035,156      $(5,469)
                                                                                  =======

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B9

                         CONSERVATIVE BALANCED PORTFOLIO
JUNE 30, 2000 (UNAUDITED)

LONG-TERM INVESTMENTS -- 82.2%                          VALUE
                                         SHARES        (NOTE 2)
COMMON STOCKS -- 48.8%                 ----------   --------------
ADVERTISING
  Young & Rubicam, Inc. .............      10,800   $      617,625
                                                    --------------
AEROSPACE -- 0.5%
  Boeing Co. ........................     135,000        5,644,688
  GenCorp, Inc. .....................      30,100          240,800
  General Dynamics Corp.(b) .........      30,700        1,604,075
  Goodrich (B.F.) Co. ...............      16,200          551,813
  Honeywell Inc. ....................     122,912        4,140,598
  Lockheed Martin Corp. .............      60,200        1,493,713
  Northrop Grumman Corp. ............      11,200          742,000
  Parker-Hannifin Corp. .............      20,010          685,343
  Raytheon Co. (Class "B" Stock) ....      52,300        1,006,775
  United Technologies Corp. .........      71,400        4,203,675
                                                    --------------
                                                        20,313,480
                                                    --------------
AIRLINES -- 0.1%
  AMR Corp. .........................      24,000          634,500
  Delta Air Lines, Inc. .............      20,600        1,041,588
  Southwest Airlines Co. ............      78,200        1,480,912
  US Airways Group, Inc.(a) .........      11,100          432,900
                                                    --------------
                                                         3,589,900
                                                    --------------
APPAREL
  Nike, Inc. (Class "B" Stock) ......      41,800        1,664,162
  Reebok International Ltd.(a) ......      10,200          162,563
                                                    --------------
                                                         1,826,725
                                                    --------------
AUTOS - CARS & TRUCKS -- 0.4%
  Cummins Engine Co., Inc. ..........       7,200          196,200
  Dana Corp. ........................      25,000          529,688
  Delphi Automotive Systems Corp. ...      86,252        1,256,045
  Ford Motor Co. ....................     189,500        8,148,500
  General Motors Corp. ..............      80,191        4,656,090
  Genuine Parts Co. .................      30,700          614,000
  Navistar International Corp.(a) ...       8,800          273,350
  PACCAR, Inc. ......................      13,900          551,656
  Titan International, Inc. .........      48,650          258,453
  TRW, Inc. .........................      20,500          889,187
  Visteon Corp.(a) ..................      24,812          300,843
                                                    --------------
                                                        17,674,012
                                                    --------------
BANKS AND SAVINGS & LOANS -- 1.8%
  AmSouth Bancorporation ............      58,100          915,075
  Banc One Corp. ....................     174,082        4,624,053
  Bank of New York Co., Inc. ........     114,200        5,310,300
  BankAmerica Corp. .................     263,061       11,311,623
  BB&T Corp. ........................      54,200        1,294,025
  Charter One Financial, Inc. .......       5,000          115,000
  Chase Manhattan Corp. .............     192,200        8,853,212
  Comerica, Inc. ....................      26,100        1,171,237
  First Union Corp. .................     153,500        3,808,719
  Firstar Corp. .....................     147,438        3,105,413
  Golden West Financial Corp. .......      27,900        1,138,669
  Huntington Bancshares, Inc. .......      40,760          644,518
  KeyCorp ...........................      68,300        1,203,787
  Mellon Financial Corp. ............      79,100        2,882,206
  National City Corp. ...............      89,500        1,527,094
  Northern Trust Corp. ..............      32,400        2,108,025
  Old Kent Financial Corp. ..........      24,150          646,013
  PNC Bank Corp. ....................      44,300        2,076,562
  Providian Financial Corp. .........      21,550        1,939,500
  SouthTrust Corp. ..................      28,400          642,550

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
BANKS AND SAVINGS & LOANS (CONT'D.)
  Summit Bancorp(b) .................      29,600   $      728,900
  SunTrust Banks, Inc. ..............      45,900        2,097,056
  U.S. Bancorp ......................     110,400        2,125,200
  Union Planters Corp. ..............      23,800          664,913
  Wachovia Corp.(b) .................      30,900        1,676,325
  Wells Fargo & Co. .................     256,500        9,939,375
                                                    --------------
                                                        72,549,350
                                                    --------------
BUSINESS SERVICES -- 0.1%
  Equifax, Inc. .....................      24,500          643,125
  Lexmark International Group,
    Inc. ............................      19,433        1,306,869
  Molex, Inc. .......................      30,800        1,482,250
  Omnicom Group, Inc. ...............      27,200        2,422,500
                                                    --------------
                                                         5,854,744
                                                    --------------
CHEMICALS -- 0.5%
  Air Products & Chemicals, Inc. ....      34,400        1,059,950
  Dow Chemical Co. ..................     102,700        3,100,256
  Du Pont (E.I.) de Nemours & Co. ...     162,120        7,092,750
  Eastman Chemical Co. ..............      11,400          544,350
  Engelhard Corp. ...................      18,100          308,831
  FMC Corp.(a) ......................       6,000          348,000
  Grace (W.R.) & Co. ................      15,400          186,725
  Great Lakes Chemical Corp. ........       9,700          305,550
  Hercules, Inc. ....................      21,500          302,344
  OM Group, Inc. ....................      28,400        1,249,600
  Praxair, Inc. .....................      26,000          973,375
  Rohm & Haas Co. ...................      33,511        1,156,130
  Sigma-Aldrich Corp. ...............      14,900          435,825
  Union Carbide Corp. ...............      21,000        1,039,500
                                                    --------------
                                                        18,103,186
                                                    --------------
COMMERCIAL SERVICES -- 0.1%
  Cendant Corp.(a) ..................     109,510        1,533,140
  Convergys Corp.(a) ................      14,000          726,250
  Deluxe Corp. ......................      15,000          353,437
  Quintiles Transnational Corp. .....      17,300          244,363
                                                    --------------
                                                         2,857,190
                                                    --------------
COMPUTER SERVICES -- 6.8%
  3Com Corp.(a) .....................      53,700        3,094,462
  Adaptec, Inc.(a) ..................      17,400          395,850
  Adobe Systems, Inc. ...............      18,600        2,418,000
  America Online, Inc.(a) ...........     354,000       18,673,500
  Autodesk, Inc. ....................      12,200          423,188
  Automatic Data Processing, Inc. ...      97,800        5,238,412
  BMC Software, Inc.(a) .............      37,900        1,382,758
  Cabletron Systems, Inc.(a) ........      30,200          762,550
  Ceridian Corp.(a) .................      25,500          613,594
  Cisco Systems, Inc.(a)(b) .........   1,060,900       67,433,456
  Citrix Systems, Inc. ..............      31,600          598,425
  Computer Associates International, Inc.  84,500        4,325,344
  Computer Sciences Corp.(a)(b) .....      25,600        1,912,000
  Compuware Corp.(a) ................      59,000          612,125
  Comverse Technology, Inc.(a) ......      23,500        2,185,500
  Electronic Data Systems Corp. .....      68,900        2,842,125
  EMC Corp.(a) ......................     323,150       24,862,353
  First Data Corp. ..................      61,300        3,042,012
  Mercury Interactive Corp.(a) ......       3,000          290,250
  Microsoft Corp.(a) ................     805,800       64,464,000
  Network Appliance, Inc.(a) ........      45,400        3,654,700

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B10

JUNE 30, 2000 (UNAUDITED)

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
COMPUTER SERVICES (CONT'D.)
  Novell, Inc.(a)(b) ................      55,200   $      510,600
  Oracle Corp.(a)(b) ................     436,700       36,710,094
  Parametric Technology Corp.(a) ....      49,200          541,200
  Peoplesoft, Inc. ..................      44,200          740,350
  Sapient Corp.(a) ..................       9,600        1,026,600
  Siebel Systems, Inc.(a) ...........      28,700        4,694,244
  Silicon Graphics, Inc.(a) .........       4,600           17,250
  Unisys Corp. ......................      49,200          716,475
  VERITAS Software Corp.(a)(b) ......      60,600        6,848,747
  Yahoo!, Inc.(a)(b) ................      81,800       10,132,975
                                                    --------------
                                                       271,163,139
                                                    --------------
COMPUTERS -- 2.7%
  Apple Computer, Inc.(a) ...........      48,300        2,529,713
  Compaq Computer Corp. .............     257,039        6,570,559
  Dell Computer Corp.(a)(b) .........     397,200       19,586,925
  Gateway, Inc. .....................      48,800        2,769,400
  Hewlett-Packard Co. ...............     155,900       19,468,012
  International Business Machines Corp.   276,800       30,326,900
  NCR Corp.(a) ......................      14,700          572,381
  Seagate Technology, Inc.(a) .......      33,400        1,837,000
  Sun Microsystems, Inc.(a) .........     244,500       22,234,219
                                                    --------------
                                                       105,895,109
                                                    --------------
CONSTRUCTION -- 0.1%
  Centex Corp. ......................       8,100          190,350
  Fluor Corp. .......................      11,300          357,363
  Pulte Corp. .......................       7,600          164,350
  Standard Pacific Corp. ............      99,100          991,000
  Vulcan Materials Co. ..............      16,400          700,075
                                                    --------------
                                                         2,403,138
                                                    --------------
CONTAINERS -- 0.1%
  Ball Corp. ........................       4,400          141,625
  Bemis Co., Inc. ...................      10,300          346,338
  Crown Cork & Seal Co., Inc. .......      18,300          274,500
  Owens-Illinois, Inc.(a) ...........      28,000          327,250
  Pactiv Corp.(a) ...................      26,200          206,325
  Sealed Air Corp.(a) ...............      12,500          654,687
                                                    --------------
                                                         1,950,725
                                                    --------------
COSMETICS & SOAPS -- 0.6%
  Alberto-Culver Co. (Class "B"
    Stock) ..........................       9,100          278,119
  Avon Products, Inc. ...............      37,900        1,686,550
  Colgate-Palmolive Co. .............      90,600        5,424,675
  Gillette Co. ......................     166,400        5,813,600
  International Flavors & Fragrances,
    Inc. ............................      17,100          516,206
  Procter & Gamble Co. ..............     197,800       11,311,688
                                                    --------------
                                                        25,030,838
                                                    --------------
DIVERSIFIED CONSUMER PRODUCTS -- 0.3%
  Eastman Kodak Co. .................      47,800        2,844,100
  Fortune Brands, Inc. ..............      27,700          638,831
  Philip Morris Companies Inc. ......     369,100        9,804,219
                                                    --------------
                                                        13,287,150
                                                    --------------
DIVERSIFIED OFFICE EQUIPMENT -- 0.1%
  Avery Dennison Corp. ..............      18,100        1,214,963
  Pitney Bowes, Inc. ................      43,100        1,724,000
  Xerox Corp. .......................     102,400        2,124,800
                                                    --------------
                                                         5,063,763
                                                    --------------

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
DIVERSIFIED OPERATIONS -- 2.0%
  General Electric Co. ..............   1,530,100   $   81,095,300
                                                    --------------
DRUGS & MEDICAL SUPPLIES -- 5.4%
  Abbott Laboratories ...............     238,700       10,637,069
  Allergan, Inc. ....................      21,500        1,601,750
  ALZA Corp.(a) .....................      16,300          963,737
  American Home Products Corp. ......     203,200       11,938,000
  Amgen, Inc.(a) ....................     158,600       11,141,650
  Bard (C.R.), Inc. .................       9,400          452,375
  Bausch & Lomb, Inc. ...............       8,900          688,637
  Baxter International, Inc. ........      43,200        3,037,500
  Becton, Dickinson & Co. ...........      40,900        1,173,319
  Biogen, Inc.(a) ...................      20,600        1,328,700
  Biomet, Inc. ......................      19,600          753,375
  Boston Scientific Corp.(a) ........      63,600        1,395,225
  Bristol-Myers Squibb Co.(b) .......     308,400       17,964,300
  Cardinal Health, Inc.(b) ..........      41,200        3,048,800
  Guidant Corp.(b) ..................      46,200        2,286,900
  Johnson & Johnson .................     216,200       22,025,375
  Lilly (Eli) & Co.(b) ..............     169,100       16,888,862
  Mallinckrodt, Inc. ................      10,900          473,469
  MedImmune, Inc.(a) ................      16,000        1,184,000
  Medtronic, Inc. ...................     180,300        8,981,194
  Merck & Co., Inc. .................     360,100       27,592,662
  Pfizer, Inc. ......................     962,700       46,209,600
  Pharmacia & Upjohn, Inc.(b) .......     196,362       10,149,461
  Schering-Plough Corp. .............     227,900       11,508,950
  St. Jude Medical, Inc.(a) .........      14,100          646,838
  Watson Pharmaceuticals, Inc.(a) ...      15,900          854,625
                                                    --------------
                                                       214,926,373
                                                    --------------
ELECTRONICS -- 3.6%
  Advanced Micro Devices, Inc.(a) ...      22,700        1,753,575
  Altera Corp.(a) ...................      29,000        2,956,187
  Analog Devices, Inc.(a) ...........      54,400        4,134,400
  Applied Materials, Inc.(a) ........     118,900       10,775,312
  Broadcom Corp. (Class "A"
    Stock)(a)........................       4,000          799,930
  Conexant Systems, Inc.(a) .........      30,700        1,492,788
  Emerson Electric Co. ..............      63,200        3,815,700
  Intel Corp. .......................     517,400       69,169,912
  KLA-Tencor Corp.(a) ...............      29,100        1,704,169
  Linear Technology Corp. ...........      46,500        2,973,094
  LSI Logic Corp.(a)(b) .............      45,000        2,435,625
  Maxim Integrated Products,
    Inc.(a) .........................      39,000        2,649,563
  Micron Technology, Inc. ...........      81,500        7,177,094
  MIPS Technologies, Inc. (Class "B"
    Stock) (a) ......................       3,492          134,450
  National Semiconductor Corp.(a) ...      27,000        1,532,250
  Novellus Systems, Inc.(a) .........       5,000          282,813
  Rockwell International Corp. ......      29,100          916,650
  Sanmina Corp.(a) ..................       8,000          684,000
  Solectron Corp.(a) ................      88,900        3,722,687
  Tektronix, Inc. ...................      10,800          799,200
  Teradyne, Inc.(a) .................      24,100        1,771,350
  Texas Instruments, Inc. ...........     252,400       17,336,725
  Thomas & Betts Corp. ..............      12,700          242,888
  Xilinx Inc. (a) ...................      47,700        3,938,231
                                                    --------------
                                                       143,198,593
                                                    --------------
FINANCIAL SERVICES -- 3.1%
  American Express Co. ..............     208,400       10,862,850
  Associates First Capital Corp. ....     105,344        2,350,488

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B11

JUNE 30, 2000 (UNAUDITED)

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
FINANCIAL SERVICES (CONT'D.)
  Bear Stearns Companies, Inc. ......      20,416   $      849,816
  Block (H.R.), Inc. ................      17,800          576,275
  Capital One Financial Corp. .......      32,100        1,432,463
  Citigroup, Inc. ...................     528,250       31,827,062
  Countrywide Credit Industries,
    Inc. ............................      20,100          609,281
  Dun & Bradstreet Corp. ............      27,500          787,188
  Federal Home Loan Mortgage Corp. ..     107,800        4,365,900
  Federal National Mortgage
    Association .....................     159,100        8,303,031
  Fifth Third Bancorp ...............      48,500        3,067,625
  Fleet Boston Financial Corp. ......     142,412        4,842,008
  Franklin Resource, Inc. ...........      39,900        1,211,963
  Household International, Inc. .....      73,052        3,036,224
  Lehman Brothers Holdings, Inc. ....      18,900        1,787,231
  MBNA Corp. ........................     124,850        3,386,556
  Merrill Lynch & Co., Inc.(b) ......      58,100        6,681,500
  Morgan (J.P.) & Co., Inc. .........      25,500        2,808,187
  Morgan Stanley Dean Witter &
    Co. .............................     178,680       14,875,110
  PaineWebber Group, Inc. ...........      23,300        1,060,150
  Paychex, Inc. .....................      57,700        2,423,400
  Price (T. Rowe) Associates,
    Inc. ............................      16,100          684,250
  Regions Financial Corp. ...........      37,700          749,288
  Schwab (Charles) Corp.(a) .........     194,250        6,531,656
  SLM Holding Corp. .................      25,700          962,144
  State Street Corp. ................      23,700        2,513,681
  Synovus Financial Corp. ...........      48,250          850,406
  Washington Mutual, Inc. ...........      87,878        2,537,477
                                                    --------------
                                                       121,973,210
                                                    --------------
FOOD & BEVERAGE -- 1.8%
  Anheuser-Busch Companies,
    Inc.(b) .........................      72,400        5,407,375
  Archer-Daniels-Midland Co. ........     103,098        1,011,649
  Bestfoods .........................      40,400        2,797,700
  Brown-Forman Corp. (Class "B"
    Stock) ..........................      10,500          564,375
  Campbell Soup Co. .................      64,200        1,869,825
  Coca-Cola Co. .....................     383,700       22,038,769
  Coca-Cola Enterprises, Inc.(b) ....      72,100        1,176,131
  ConAgra, Inc. .....................      79,400        1,513,563
  Coors (Adolph) Co. (Class "B" Stock)      6,600          399,300
  General Mills, Inc.(b) ............      46,780        1,789,335
  Heinz (H.J.) & Co. ................      53,030        2,320,062
  Hershey Foods Corp. ...............      22,300        1,081,550
  Kellogg Co.(b) ....................      63,200        1,880,200
  Nabisco Group Holdings Corp. ......      54,100        1,403,219
  PepsiCo, Inc. .....................     225,900       10,038,431
  Quaker Oats Co. ...................      21,100        1,585,138
  Ralston-Ralston Purina Group(b) ...      49,600          988,900
  Sara Lee Corp. ....................     132,500        2,558,906
  Seagram Co., Ltd. .................      67,400        3,909,200
  Sysco Corp. .......................      50,100        2,110,462
  Unilever NV .......................      88,517        3,806,231
  Wrigley (William) Jr. Co. .........      18,000        1,443,375
                                                    --------------
                                                        71,693,696
                                                    --------------
FOREST PRODUCTS -- 0.2%
  Boise Cascade Corp. ...............       8,100          209,587
  Fort James Corp. ..................      34,400          795,500
  Georgia-Pacific Corp. .............      28,000          735,000
  International Paper Co. ...........      71,373        2,127,808
  Louisiana-Pacific Corp. ...........      14,500          157,688
  Mead Corp. ........................      17,100          431,775

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
FOREST PRODUCTS (CONT'D.)
  Potlatch Corp. ....................       4,200   $      139,125
  Temple-Inland, Inc. ...............      10,500          441,000
  Westvaco Corp. ....................      16,200          401,962
  Weyerhaeuser Co. ..................      35,100        1,509,300
  Willamette Industries, Inc. .......      20,100          547,725
                                                    --------------
                                                         7,496,470
                                                    --------------
GAS PIPELINES -- 0.2%
  Columbia Energy Group .............      12,500          820,313
  El Paso Energy Corp. ..............      35,200        1,793,000
  Peoples Energy Corp. ..............       6,400          207,200
  Sempra Energy .....................      31,919          542,623
  Williams Companies, Inc. ..........      64,700        2,697,181
                                                    --------------
                                                         6,060,317
                                                    --------------
HOSPITALS/HOSPITAL MANAGEMENT -- 0.2%
  Columbia/HCA Healthcare Corp. .....      84,100        2,554,537
  Healthsouth Corp.(a) ..............      66,200          475,812
  Humana, Inc.(a) ...................      71,900          350,513
  IMS Health, Inc. ..................      56,200        1,011,600
  Manor Care, Inc. ..................      17,000          119,000
  McKesson HBOC Inc.(b) .............      44,530          932,347
  Shared Medical Systems Corp. ......       3,000          218,813
  Tenet Healthcare Corp.(a) .........      52,500        1,417,500
  UnitedHealth Group Inc. ...........      26,900        2,306,675
  Wellpoint Health Networks Inc. ....       6,000          434,625
                                                    --------------
                                                         9,821,422
                                                    --------------
HOUSEHOLD PRODUCTS & PERSONAL CARE -- 0.2%
  Clorox Co. ........................      36,100        1,617,731
  Kimberly-Clark Corp. ..............      86,400        4,957,200
  Leggett & Platt, Inc. .............      30,400          501,600
                                                    --------------
                                                         7,076,531
                                                    --------------
HOUSING RELATED -- 0.2%
  Armstrong Holdings Inc. ...........       7,100          108,719
  Kaufman & Broad Home Corp. ........       7,200          142,650
  Lowe's Companies, Inc. ............      56,900        2,336,456
  Masco Corp. .......................      70,600        1,275,212
  Maytag Corp. ......................      13,600          501,500
  Newell Rubbermaid Inc. ............      44,614        1,148,811
  Owens Corning .....................       9,700           89,725
  Stanley Works .....................      13,200          313,500
  Tupperware Corp. ..................       7,000          154,000
  Whirlpool Corp. ...................      11,400          531,525
                                                    --------------
                                                         6,602,098
                                                    --------------
INSTRUMENTS -- CONTROLS -- 0.2%
  Agilent Technologies, Inc.(a) .....      57,593        4,247,497
  Johnson Controls, Inc. ............      13,500          692,719
  PE Corp-PE Biosystems Group .......      32,600        2,147,525
  PerkinElmer, Inc. .................      12,100          800,112
  Thermo Electron Corp.(a) ..........      36,700          772,994
                                                    --------------
                                                         8,660,847
                                                    --------------
INSURANCE -- 1.6%
  Aetna, Inc. .......................      23,100        1,482,731
  AFLAC Inc. ........................      41,100        1,888,031
  Allstate Corp. ....................     120,400        2,678,900
  American General Corp. ............      37,100        2,263,100
  American International Group,
    Inc. ............................     239,853       28,182,727
  Aon Corp. .........................      38,600        1,199,013
  Chubb Corp. .......................      26,700        1,642,050

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B12

JUNE 30, 2000 (UNAUDITED)

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
INSURANCE (CONT'D.)
  CIGNA Corp. .......................      25,400   $    2,374,900
  Cincinnati Financial Corp. ........      27,000          848,813
  Conseco, Inc.(b) ..................      54,821          534,505
  Hartford Financial Services Group, Inc.  34,400        1,924,250
  Jefferson-Pilot Corp. .............      16,000          903,000
  Lincoln National Corp. ............      30,600        1,105,425
  Loews Corp. .......................      17,800        1,068,000
  Marsh & McLennan Companies, Inc. ..      41,900        4,375,931
  MBIA, Inc. ........................      15,500          746,906
  MGIC Investment Corp. .............      16,900          768,950
  Progressive Corp. .................      12,500          925,000
  Reinsurance Group of America,
    Inc. ............................     156,425        4,712,303
  SAFECO Corp. ......................      23,900          475,013
  St. Paul Companies, Inc. ..........      37,200        1,269,450
  Torchmark Corp. ...................      20,300          501,156
  UnumProvident Corp. ...............      39,010          782,638
                                                    --------------
                                                        62,652,792
                                                    --------------
LEISURE -- 0.4%
  Brunswick Corp. ...................      16,900          279,906
  Carnival Corp. (Class "A"
    Stock) ..........................      90,900        1,772,550
  Disney (Walt) Co.(b) ..............     321,500       12,478,219
  Harrah's Entertainment, Inc.(a) ...      23,800          498,313
  Hilton Hotels Corp. ...............      57,500          539,062
  Marriott International, Inc. (Class
    "A" Stock) ......................      38,300        1,381,194
                                                    --------------
                                                        16,949,244
                                                    --------------
MACHINERY -- 0.3%
  American Power Conversion
    Corp.(a) ........................      19,000          775,437
  Briggs & Stratton Corp. ...........       5,400          184,950
  Caterpillar, Inc. .................      54,600        1,849,575
  Cooper Industries, Inc. ...........      15,900          517,744
  Deere & Co. .......................      36,600        1,354,200
  Dover Corp. .......................      31,300        1,269,606
  Eaton Corp. .......................      11,500          770,500
  Ingersoll-Rand Co. ................      26,600        1,070,650
  Milacron, Inc. ....................       7,200          104,400
  Snap-On, Inc. .....................       8,900          236,963
  Timken Co. ........................      11,500          214,188
  United Dominion Industries Ltd. ...     116,100        1,973,700
                                                    --------------
                                                        10,321,913
                                                    --------------
MANUFACTURING -- 0.4%
  Illinois Tool Works, Inc. .........      43,400        2,473,800
  Smith (A.O.) Corp.(a) .............     105,450        2,207,859
  Tyco International Ltd. ...........     265,222       12,564,892
                                                    --------------
                                                        17,246,551
                                                    --------------
MEDIA -- 1.5%
  Clear Channel Communications,
    Inc.(a)(b) ......................      53,100        3,982,500
  Comcast Corp. (Special Class "A"
    Stock) ..........................     144,000        5,832,000
  Donnelley (R.R.) & Sons Co. .......      64,900        1,464,306
  Dow Jones & Co., Inc. .............      14,400        1,054,800
  Gannett Co., Inc. .................      42,000        2,512,125
  Interpublic Group of Companies,
    Inc. ............................      43,200        1,857,600
  Knight-Ridder, Inc. ...............      13,600          723,350
  McGraw-Hill Companies, Inc. .......      30,900        1,668,600
  Mediaone Group, Inc.(b) ...........      82,500        5,455,312

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
MEDIA (CONT'D.)
  Meredith Corp. ....................      10,200   $      344,250
  New York Times Co. (Class "A"
    Stock) ..........................      25,500        1,007,250
  Time Warner, Inc.(b) ..............     199,600       15,169,600
  Tribune Co. .......................      51,050        1,786,750
  Viacom, Inc., (Class "B" Stock)
    (a) .............................     238,169       16,240,149
                                                    --------------
                                                        59,098,592
                                                    --------------
METALS-FERROUS
  Allegheny Technologies, Inc. ......      14,200          255,600
  Bethlehem Steel Corp.(a) ..........      26,200           93,338
  Material Sciences Corp.(a) ........      19,000          190,000
  Nucor Corp. .......................      12,700          421,481
  USX Corp.-U.S. Steel Group,
    Inc. ............................      12,200          226,462
  Worthington Industries, Inc. ......      11,400          119,700
                                                    --------------
                                                         1,306,581
                                                    --------------
METALS-NON FERROUS -- 0.1%
  Alcan Aluminum Ltd.(b) ............      33,700        1,044,700
  Alcoa, Inc. .......................     136,440        3,956,760
  Inco Ltd. .........................      33,800          519,675
                                                    --------------
                                                         5,521,135
                                                    --------------
MINERAL RESOURCES
  Homestake Mining Co. ..............      39,600          272,250
  Phelps Dodge Corp. ................      12,893          479,458
                                                    --------------
                                                           751,708
                                                    --------------
MISCELLANEOUS - BASIC INDUSTRY -- 0.3%
  AES Corp. .........................      68,200        3,111,625
  Crane Co. .........................      10,800          262,575
  Danaher Corp. .....................      23,800        1,176,613
  Ecolab, Inc. ......................      23,300          910,156
  Grainger (W.W.), Inc. .............      15,500          477,594
  IDEX Corp. ........................      57,200        1,805,375
  ITT Industries, Inc. ..............      19,600          595,350
  Millipore Corp. ...................       8,200          618,075
  NACCO Industries, Inc. (Class "A"
    Stock) ..........................         200            7,025
  Pall Corp. ........................      22,000          407,000
  PPG Industries, Inc. ..............      26,100        1,156,556
  Textron, Inc. .....................      24,000        1,303,500
                                                    --------------
                                                        11,831,444
                                                    --------------
MISCELLANEOUS - CONSUMER GROWTH/STABLE -- 0.4%
  American Greetings Corp. (Class "A"
    Stock) ..........................       9,800          186,200
  Black & Decker Corp. ..............      15,500          609,344
  Corning, Inc. .....................      43,300       11,685,587
  Energizer Holdings, Inc.(a) .......           1               22
  Minnesota Mining & Manufacturing Co.     62,000        5,115,000
  Polaroid Corp. ....................       9,100          164,369
                                                    --------------
                                                        17,760,522
                                                    --------------
MOTORCYCLES
  Harley-Davidson, Inc. .............      47,300        1,821,050
                                                    --------------
OIL & GAS -- 2.2%
  Amerada Hess Corp. ................      15,100          932,425
  Anadarko Petroleum Corp.(b) .......      20,300        1,001,044
  Ashland, Inc. .....................      12,600          441,788

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B13

JUNE 30, 2000 (UNAUDITED)

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
OIL & GAS (CONT'D.)
  Chevron Corp. .....................     102,000   $    8,650,875
  Coastal Corp. .....................      32,900        2,002,787
  Eastern Enterprises ...............       5,600          352,800
  Exxon Mobil Corp. .................     537,970       42,230,645
  Kerr-McGee Corp. ..................      16,525          973,942
  NICOR, Inc. .......................       7,100          231,638
  Phillips Petroleum Co. ............      39,700        2,012,294
  Pioneer Natural Resources Co. .....     212,744        2,712,486
  Royal Dutch Petroleum Co. .........     333,300       20,518,781
  Sunoco, Inc. ......................      15,600          459,225
  Texaco, Inc.(b) ...................      85,900        4,574,175
  Unocal Corp. ......................      40,100        1,328,312
  USX-Marathon Group ................      48,500        1,215,531
                                                    --------------
                                                        89,638,748
                                                    --------------
OIL & GAS EXPLORATION/PRODUCTION -- 0.2%
  Baker Hughes, Inc. ................      51,950        1,662,400
  Burlington Resources Inc. .........      34,100        1,304,325
  Conoco, Inc. (Class "B" Stock) ....      91,394        2,244,865
  Occidental Petroleum Corp. ........      55,900        1,177,394
  Transocean Sedco Forex, Inc. ......      28,997        1,549,527
  Union Pacific Resources Group,
    Inc. ............................      40,500          891,000
                                                    --------------
                                                         8,829,511
                                                    --------------
OIL & GAS SERVICES -- 0.6%
  Apache Corp. ......................      17,800        1,046,863
  Enron Corp. .......................     111,700        7,204,650
  Halliburton Co. ...................      65,500        3,090,781
  McDermott International, Inc. .....     361,800        3,188,363
  ONEOK, Inc. .......................       4,700          121,906
  Rowan Companies, Inc.(a) ..........      15,400          467,775
  Schlumberger Ltd. .................      85,400        6,372,975
  Tosco Corp. .......................      21,700          614,381
                                                    --------------
                                                        22,107,694
                                                    --------------
PRECIOUS METALS -- 0.1%
  Barrick Gold Corp. ................      59,600        1,083,975
  Freeport-McMoRan Copper & Gold,
    Inc. (Class "B" Stock) ..........      21,800          201,650
  Newmont Mining Corp. ..............      29,400          635,775
  Placer Dome, Inc. .................      48,800          466,650
                                                    --------------
                                                         2,388,050
                                                    --------------
RAILROADS -- 0.2%
  Burlington Northern Santa Fe
    Corp. ...........................      72,500        1,662,969
  CSX Corp. .........................      34,800          737,325
  Kansas City Southern Industries,
    Inc. ............................      17,700        1,569,769
  Norfolk Southern Corp. ............      64,200          954,975
  Union Pacific Corp. ...............      37,800        1,405,687
                                                    --------------
                                                         6,330,725
                                                    --------------
RESTAURANTS -- 0.2%
  Darden Restaurants, Inc. ..........      22,100          359,125
  McDonald's Corp.(b) ...............     209,800        6,910,288
  Starbucks Corp.(a) ................      18,000          687,375
  Tricon Global Restaurants, Inc.
    (a) .............................      23,900          675,175
  Wendy's International, Inc. .......      18,400          327,750
                                                    --------------
                                                         8,959,713
                                                    --------------
RETAIL -- 2.7%
  Albertson's, Inc. .................      61,366        2,040,419

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
RETAIL (CONT'D.)
  AutoZone, Inc.(a) .................      23,500   $      517,000
  Bed Bath & Beyond, Inc. ...........      18,000          652,500
  Best Buy Co., Inc.(a) .............      30,200        1,910,150
  Circuit City Stores, Inc. .........      33,100        1,098,506
  Consolidated Stores Corp. .........      20,100          241,200
  Costco Wholesale Corp. ............      68,100        2,247,300
  CVS Corp. .........................      59,300        2,372,000
  Dillard's, Inc. ...................      22,000          269,500
  Dollar General Corp. ..............      56,756        1,106,742
  Federated Department Stores,
    Inc.(a)(b) ......................      36,100        1,218,375
  Gap, Inc., (The)(b) ...............     128,990        4,030,937
  Great Atlantic & Pacific Tea Co.,
    Inc. ............................       8,900          147,963
  Harcourt General, Inc. ............       9,800          532,875
  Home Depot, Inc. ..................     357,950       17,875,128
  IKON Office Solutions, Inc. .......      26,800          103,850
  J.C. Penney Co., Inc. .............      40,900          754,094
  Kmart Corp.(a)(b) .................      78,200          532,738
  Kohl's Corp.(a) ...................      47,700        2,653,312
  Kroger Co.(a) .....................     121,116        2,672,122
  Liz Claiborne, Inc. ...............       8,400          296,100
  Longs Drug Stores, Inc. ...........       7,000          152,250
  May Department Stores Co. .........      51,900        1,245,600
  Nordstrom, Inc. ...................      21,800          525,925
  Office Depot, Inc.(a) .............      59,700          373,125
  RadioShack Corp. ..................      32,000        1,516,000
  Rite Aid Corp.(b) .................      43,800          287,438
  Safeway, Inc.(a) ..................      79,800        3,600,975
  Sears, Roebuck & Co.(b) ...........      57,700        1,882,462
  Sherwin-Williams Co. ..............      25,400          538,163
  Staples, Inc.(a) ..................      74,900        1,151,588
  SUPERVALU Inc. ....................      28,000          533,750
  Target Corp. ......................      68,100        3,949,800
  The Limited, Inc. .................     125,506        2,714,067
  Tiffany & Co. .....................       1,000           67,500
  TJX Companies, Inc. ...............      48,500          909,375
  Toys 'R' Us, Inc.(a) ..............      41,900          610,169
  Wal-Mart Stores, Inc. .............     689,500       39,732,437
  Walgreen Co. ......................     152,000        4,892,500
  Winn-Dixie Stores, Inc. ...........      25,100          359,244
                                                    --------------
                                                       108,315,179
                                                    --------------
RUBBER
  Cooper Tire & Rubber Co. ..........      11,200          124,600
  Goodyear Tire & Rubber Co. ........      24,500          490,000
                                                    --------------
                                                           614,600
                                                    --------------

TELECOMMUNICATIONS -- 5.4%
  ADC Telecommunications, Inc.(a) ...      44,600        3,740,825
  ALLTEL Corp. ......................      47,400        2,935,838
  Andrew Corp.(a) ...................      17,600          590,700
  AT&T Corp. ........................     496,548       15,703,330
  Bell Atlantic Corp.(b) ............     241,100       12,250,894
  BellSouth Corp. ...................     292,600       12,472,075
  CenturyTel, Inc. ..................      22,400          644,000
  General Motors Corp. (Class "H"
    Stock)(a) .......................       7,145          626,974
  Global Crossing Ltd.(a) ...........     117,190        3,083,562
  GTE Corp. .........................     150,800        9,387,300
  Lucent Technologies, Inc.(b) ......     495,155       29,337,934
  Motorola, Inc. ....................     330,525        9,605,883

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B14

JUNE 30, 2000 (UNAUDITED)

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
TELECOMMUNICATIONS (CONT'D.)
  Nextel Communications, Inc. (Class
    "A" Stock) (a) ..................     114,400   $    6,999,850
  Nortel Networks Corp.(b) ..........     448,960       30,641,520
  QUALCOMM, Inc. ....................     115,700        6,942,000
  SBC Communications, Inc. ..........     530,608       22,948,796
  Scientific-Atlanta, Inc. ..........      24,100        1,795,450
  Sprint Corp. ......................     135,200        6,895,200
  Sprint Corp. (PCS Group)(b) .......     129,400        7,699,300
  Tellabs, Inc.(a) ..................      60,600        4,147,312
  US West, Inc. .....................      75,960        6,513,570
  WorldCom, Inc.(a) .................     441,821       20,268,538
                                                    --------------
                                                       215,230,851
                                                    --------------
TEXTILES
  National Service Industries,
    Inc. ............................       6,000          117,000
  Russell Corp. .....................       6,500          130,000
  Springs Industries, Inc. ..........       3,200          102,400
  VF Corp. ..........................      19,100          454,819
                                                    --------------
                                                           804,219
                                                    --------------
TOBACCO
  UST, Inc. .........................      26,100          383,344
                                                    --------------
TOYS
  Hasbro, Inc. ......................      30,700          462,419
  Mattel, Inc. ......................      64,951          856,541
                                                    --------------
                                                         1,318,960
                                                    --------------
TRAVEL SERVICES
  Sabre Holdings Corp.(a) ...........      23,526          670,491
                                                    --------------
TRUCKING/SHIPPING -- 0.1%
  FedEx Corp.(a) ....................      44,900        1,706,200
  Ryder System, Inc. ................      11,500          217,781
                                                    --------------
                                                         1,923,981
                                                    --------------
UTILITY - ELECTRIC & GAS -- 0.7%
  Ameren Corp. ......................      21,200          715,500
  American Electric Power Co.,
    Inc.(b) .........................      52,160        1,545,240
  CINergy Corp. .....................      23,500          597,781
  CMS Energy Corp. ..................      21,000          464,625
  Consolidated Edison, Inc. .........      34,100        1,010,212
  Constellation Energy Group ........      22,400          729,400
  CP&L, Inc. ........................      24,600          785,663
  Dominion Resources, Inc. ..........      38,116        1,634,223
  DTE Energy Co.(b) .................      22,700          693,769
  Duke Energy Co. ...................      56,800        3,202,100
  Edison International ..............      55,500        1,137,750
  Entergy Corp. .....................      39,400        1,071,187
  FirstEnergy Corp.(a) ..............      36,900          862,537
  Florida Progress Corp. ............      14,100          660,938
  FPL Group, Inc. ...................      27,700        1,371,150
  GPU, Inc. .........................      19,900          538,544
  New Century Energies, Inc. ........      18,200          546,000
  Niagara Mohawk Holdings Inc.
    (a) .............................      27,000          376,313
  Northern States Power Co. .........      26,900          543,044
  Pacific Gas & Electric Co. ........      61,300        1,509,512
  PECO Energy Co. ...................      30,800        1,241,625
  Pinnacle West Capital Corp. .......      11,400          386,175
  PPL Corp. .........................      24,100          528,694
  Public Service Enterprise Group,
    Inc. ............................      34,600        1,198,025

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
UTILITY - ELECTRIC & GAS (CONT'D.)
  Reliant Energy, Inc. ..............      46,200   $    1,365,787
  Southern Co. ......................     101,200        2,359,225
  TXU Corp. .........................      43,500        1,283,250
  Unicom Corp. ......................      35,300        1,365,669
                                                    --------------
                                                        29,723,938
                                                    --------------
WASTE MANAGEMENT -- 0.1%
  Allied Waste Industries, Inc. .....      29,700          297,000
  Waste Management, Inc. ............      96,142        1,826,698
                                                    --------------
                                                         2,123,698
                                                    --------------
TOTAL COMMON STOCKS
  (cost $1,603,369,037)..........................    1,951,410,165
                                                    --------------
PREFERRED STOCKS -- 0.8%
  FINANCIAL SERVICES
  BCH Capital Ltd., Series B.........     225,900        5,732,212
  Central Hispano Capital Corp.,
    Series A.........................   1,000,000       25,000,000
                                                    --------------
TOTAL PREFERRED STOCKS
  (cost $31,236,594).............................       30,732,212
                                                    --------------

                                       PRINCIPAL
                            MOODY'S     AMOUNT
LONG-TERM                   RATING       (000)
BONDS -- 32.6%              -------   -----------
AEROSPACE -- 0.2%
  Litton Industries, Inc.,
    8.00%, 10/15/09.......  Baa2      $     2,100        2,107,770
  Northrop-Grumman Corp.,
    7.875%, 03/01/26......  Baa3            4,500        4,265,505
                                                    --------------
                                                         6,373,275
                                                    --------------
AIRLINES -- 1.6%
  Continental Airlines,
    Inc.,
    8.00%, 12/15/05.......   Ba2            1,680        1,554,269
    7.461%, 04/01/15......   Aa3            7,239        6,930,197
  Delta Air Lines, Inc.,
    7.90%, 12/15/09.......  Baa3           19,300       18,037,780
  United Airlines, Inc.,
    10.67%, 05/01/04......  Baa3           19,865       20,206,479
    11.21%, 05/01/14......  Baa3           18,433       19,002,211
                                                    --------------
                                                        65,730,936
                                                    --------------
ASSET BACKED-SECURITIES -- 1.9%
  Citibank Credit Card Master
    Trust, Series 1999-5,
    6.10%, 05/15/08.......   Aaa           39,000       36,513,750
  MBNA Master Credit Card
    Trust, Series 1999-B,
    5.90%, 08/15/11.......   Aaa           26,300       23,804,605
  Standard Credit Card
    Master Trust,
    5.95%, 10/07/04.......   Aaa            4,650        4,484,321
  Team Fleet Financing Corp.,
    7.35%, 05/15/03.......   Aa3           11,000       10,945,000
                                                    --------------
                                                        75,747,676
                                                    --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B15

JUNE 30, 2000 (UNAUDITED)

                                       PRINCIPAL
                            MOODY'S     AMOUNT          VALUE
                            RATING       (000)         (NOTE 2)
                            -------   -----------   --------------
AUTO - CARS & TRUCKS -- 0.3%
  Hertz Corp.,
    8.25%, 06/01/05.......   A3       $     1,500   $    1,531,200
  Lear Corp.,
    8.25%, 02/01/02.......   Ba3            2,775        2,720,638
    7.96%, 05/15/05.......   Ba1            7,050        6,556,500
  Navistar International
    Corp.,
    8.00%, 02/01/08(b)....   Ba2            1,455        1,334,963
                                                    --------------
                                                        12,143,301
                                                    --------------
BANKS AND SAVINGS & LOANS -- 1.5%
  National Australia Bank Ltd.,
    6.40%, 12/10/07.......   A1             8,400        8,284,500
  Capital One Bank,
    6.97%, 02/04/02.......  Baa2           25,000       24,611,500
    6.76%, 07/23/02.......  Baa2            2,500        2,429,625
  Chase Manhattan Corp.,
    7.875%, 06/15/10......   A1             1,000          998,000
  Key Bank NA,
    5.80%, 04/01/04.......   Aa3            5,000        4,725,000
  Sanwa Finance Aruba,
    A.E.C.,
    8.35%, 07/15/09.......  Baa1            5,970        5,943,493
  Sovereign Bancorp, Sr. Notes,
    10.25%, 05/15/04......   Ba3              605          596,584
    10.50%, 11/15/06......   Ba3            1,045        1,045,000
  Washington Mutual, Inc.,
    8.25%, 10/01/02.......   A3             5,200        5,239,728
    7.50%, 08/15/06.......   A3             5,000        4,851,900
                                                    --------------
                                                        58,725,330
                                                    --------------
BUILDING PRODUCTS -- 0.4%
  Hanson Overseas B.V.,
    7.375%, 01/15/03......   A3            14,751       14,657,036
                                                    --------------
CABLE & PAY TELEVISION SYSTEMS -- 0.8%
  Cox Communications,
    Inc.,
    6.94%, 10/01/01.......  Baa2            4,000        3,988,840
  CSC Holdings, Inc.,
    7.875%, 12/15/07......   Ba1            1,740        1,683,502
    7.25%, 07/15/08.......   Ba1            3,100        2,865,795
  Rogers Cablesystems Ltd.,
    (Canada),
    11.00%, 12/01/15......   Ba3            4,010        4,330,800
  Tele-Communications,
    Inc.,
    8.25%, 01/15/03.......   A2             2,000        2,055,980
    9.875%, 06/15/22......   A2            12,900       15,256,959
                                                    --------------
                                                        30,181,876
                                                    --------------
CHEMICALS -- 0.1%
  Lyondell Chemical,
    9.625%, 05/01/07......   Ba3              320          316,800
  Monsanto Co.,
    6.50%, 12/01/18.......   A1             1,145        1,009,340
    6.75%, 12/15/27.......   A1             2,735        2,453,486
    6.60%, 12/01/28.......   A1             1,150        1,017,359
                                                    --------------
                                                         4,796,985
                                                    --------------

                                       PRINCIPAL
                            MOODY'S     AMOUNT          VALUE
                            RATING       (000)         (NOTE 2)
                            -------   -----------   --------------
CONSULTING -- 0.7%
  Comdisco, Inc.,
    6.00%, 01/30/02.......  Baa1      $    30,000   $   28,912,500
                                                    --------------
CONTAINERS -- 0.5%
  Owens-Illinois, Inc.,
    7.15%, 05/15/05(b)....   Ba1           13,000       11,883,560
  Pactiv Corp.,
    7.95%, 12/15/25.......  Baa3            7,250        6,503,468
                                                    --------------
                                                        18,387,028
                                                    --------------
DIVERSIFIED CONSUMER PRODUCTS -- 0.1%
  Eastman Kodak Co.,
    M.T.N.,
    7.25%, 06/15/05.......   A2             2,500        2,490,750
                                                    --------------
DIVERSIFIED OPERATIONS
  Corning Inc.,
    6.85%, 03/01/29.......   A2             2,180        1,856,248
                                                    --------------
FINANCIAL SERVICES -- 2.9%
  Capital One Financial
    Corp.,
    7.25%, 05/01/06.......  Baa3            2,950        2,699,250
  Enterprise Rent-A-Car
    USA Finance Co.,
    6.95%, 03/01/04.......  Baa1            7,500        7,221,750
    7.50%, 06/15/03,
      M.T.N. .............  Baa1            5,000        4,981,500
  Finova Capital Corp.,
    6.125%, 03/15/04......  Baa2           21,000       18,060,000
  Ford Motor Credit Corp.,
    7.375%, 10/28/09......   A2             2,000        1,934,540
    7.875%, 06/15/10......   A2             4,700        4,735,250
  Gatx Capital Corp.,
    7.75%, 12/01/06.......  Baa2            6,000        5,610,000
  General Motors
    Acceptance Corp.,
    5.95%, 03/14/03.......   A2            27,000       25,967,250
  HVB Funding Trust,
    9.00%, 10/22/31.......   Aa3            1,200        1,138,920
  International Lease
    Finance Corp.,
    5.90%, 03/12/03.......   A1             5,000        4,800,000
  Osprey Trust,
    8.31%, 01/15/03.......  Baa2           26,000       26,088,400
  Pemex Finance Ltd.,
    (Cayman Islands),
    9.14%, 08/15/04.......  Baa1            6,500        6,650,150
  RBF Finance Co.,
    11.375%, 03/15/09.....   Ba3            2,280        2,462,400
  Textron Financial Corp.,
    6.05%, 03/16/09.......   Aaa            5,029        5,000,810
                                                    --------------
                                                       117,350,220
                                                    --------------
FOOD & BEVERAGE -- 0.1%
  Coca-Cola Bottling Co.,
    6.375%, 05/01/09......  Baa2            3,000        2,744,010

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B16

JUNE 30, 2000 (UNAUDITED)

                                       PRINCIPAL
                            MOODY'S     AMOUNT          VALUE
                            RATING       (000)         (NOTE 2)
                            -------   -----------   --------------
FOOD & BEVERAGE (CONT'D.)
Embotelladora Andina, S.A.,
    7.875%, 10/01/97......  Baa1      $     1,250   $      963,000
                                                    --------------
                                                         3,707,010
                                                    --------------
FOREST PRODUCTS -- 1.0%
  International Paper Co.,
    8.00%, 07/08/03(b)....  Baa1           26,000       26,135,980
  Scotia Pacific Co.
    7.71%, 01/20/14.......  Baa2           18,800       12,878,000
                                                    --------------
                                                        39,013,980
                                                    --------------
INDUSTRIAL -- 0.2%
  Cendant Corp.,
    7.75%, 12/01/03.......  Baa1            2,000        1,922,600
  Compania Sud Americana
    de Vapores, S.A., (Chile),
    7.375%, 12/08/03......   NR             4,600        4,416,000
                                                    --------------
                                                         6,338,600
                                                    --------------
INSURANCE -- 0.2%
  Aon Corp.,
    8.65%, 05/15/05(b)....   A3             4,000        4,082,000
  Conseco, Inc.,
    8.50%, 10/15/02.......   Ba1            4,050        2,997,000
                                                    --------------
                                                         7,079,000
                                                    --------------
INVESTMENT BANKERS -- 0.9%
  Goldman Sachs Group, Inc.,
    7.80%, 01/28/10(b)....   A1             2,500        2,456,250
  Lehman Brothers
    Holdings, Inc.,
    6.625%, 04/01/04......   A3            18,550       17,703,935
    6.625%, 02/05/06......   A3             5,780        5,400,774
  Morgan Stanley Dean
    Witter & Co.,
    7.125%, 01/15/03......   Aa3            4,360        4,332,052
  PaineWebber Group, Inc.,
    7.015%, 02/10/04......  Baa1            6,000        5,775,900
                                                    --------------
                                                        35,668,911
                                                    --------------
LEISURE -- 0.5%
  ITT Corp.,
    6.75%, 11/15/03.......   Ba1           21,500       20,175,815
  Park Place Entertainment
    Corp.,
    9.375%, 02/15/07......   Ba2            1,960        1,960,000
                                                    --------------
                                                        22,135,815
                                                    --------------
MEDIA -- 0.2%
  Clear Channel
    Communications, Inc.
    7.875%, 06/15/05......  Baa3            1,600        1,608,512
  Cox Enterprises, Inc.,
    6.625%, 06/14/02......  Baa1            4,500        4,425,075
  United News & Media PLC,
    7.25%, 07/01/04.......  Baa2            2,900        2,800,240

                                       PRINCIPAL
                            MOODY'S     AMOUNT          VALUE
                            RATING       (000)         (NOTE 2)
                            -------   -----------   --------------
MEDIA (CONT'D.)
  World Color Press Inc.,
    8.375%, 11/15/08......  Baa3      $     1,340   $    1,259,600
                                                    --------------
                                                        10,093,427
                                                    --------------
MISCELLANEOUS - BASIC INDUSTRY
  AES Corp.,
    9.50%, 06/01/09(b)....   Ba1            2,350        2,303,000
                                                    --------------
OIL & GAS -- 0.5%
  Amerada Hess Corp.,
    7.875%, 10/01/29......  Baa1            2,020        1,975,176
  B.J. Services Co.,
    7.00%, 02/01/06.......  Baa2            4,000        3,836,760
  Limestone Electron
    Trust,
    8.625%, 03/15/03......  Baa3            8,750        8,834,700
  Phillips Petroleum Co.,
    8.50%, 05/25/05(b)....  Baa2            3,750        3,874,050
                                                    --------------
                                                        18,520,686
                                                    --------------
OIL & GAS EXPLORATION/PRODUCTION -- 0.1%
  Parker & Parsley Petroleum Co.,
    8.875%, 04/15/05......   Ba2            1,375        1,341,326
  Union Pacific Resources
    Group Inc.,
    7.95%, 04/15/29.......  Baa3            3,400        3,371,984
                                                    --------------
                                                         4,713,310
                                                    --------------
REAL ESTATE INVESTMENT TRUST -- 1.4%
  Duke Realty, L.P.,
    7.30%, 06/30/03.......  Baa1            3,850        3,778,775
  EOP Operating, L.P.,
    6.375%, 01/15/02......  Baa1            4,500        4,403,250
    6.50%, 06/15/04.......  Baa1            6,000        5,708,520
    6.625%, 02/15/05(b)...  Baa1           17,938       16,946,746
  ERP Operating, L.P.,
    7.10%, 06/23/04.......   A3             2,000        1,939,520
    6.63%, 4/13/05(e).....   A3             8,300        7,802,498
  Simon Debartolo Group, Inc.,
    6.75%, 06/15/05.......  Baa1           17,500       16,395,050
                                                    --------------
                                                        56,974,359
                                                    --------------
RETAIL -- 1.2%
  Federated Department
    Stores, Inc.,
    8.125%, 10/15/02......  Baa1           25,850       26,109,017
    8.50%, 06/15/03(b)....  Baa1            5,000        5,045,850
  Kroger Co., (The),
    7.25%, 06/01/09.......  Baa3            5,100        4,692,000
  Safeway Stores Inc.,
    6.05%, 11/15/03.......  Baa2           12,000       11,458,680
                                                    --------------
                                                        47,305,547
                                                    --------------
TELECOMMUNICATIONS -- 3.5%
  360 Communication Co.,
    7.125%, 03/01/03(b)...   A2            22,550       22,191,906
    7.60%, 04/01/09.......   A2             7,000        6,793,150

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B17

JUNE 30, 2000 (UNAUDITED)

                                       PRINCIPAL
                            MOODY'S     AMOUNT          VALUE
                            RATING       (000)         (NOTE 2)
                            -------   -----------   --------------
TELECOMMUNICATIONS (CONT'D.)
  Airtouch Communications,
    Inc.,
    7.00%, 10/01/03.......   A2       $     4,100   $    4,030,300
  Deutsche Telekom
    International Finance B.V.,
    7.75%, 06/15/05.......   Aa2           15,000       15,075,000
    8.00%, 06/15/10.......   Aa2           10,000       10,070,000
    8.25%, 06/15/30.......   Aa2           15,000       15,151,500
  Electric Lightwave,
    Inc.,
    6.05%, 05/15/04.......   A2             4,700        4,376,875
  Global Crossing
    Holdings, Ltd.,
    9.125%, 11/15/06......   Ba2            1,765        1,698,813
  Rogers Cantel Inc.,
    9.375%, 06/01/08......  Baa3            1,055        1,086,650
  Sprint Capital Corp.,
    6.125%, 11/15/08......  Baa1           18,500       16,490,345
  Telecom De Puerto Rico,
    6.65%, 05/15/06.......  Baa2            9,500        8,823,125
    6.80%, 05/15/09.......  Baa2            7,900        7,218,625
  U.S. West Capital
    Funding Inc.,
    6.875%, 08/15/01......  Baa1           15,000       14,922,000
  Williams Communications
    Group, Inc.,
    10.875%, 10/01/09.....   B2             1,460        1,430,800
  Worldcom Inc.,
    7.875%, 05/15/03......   A3             3,000        3,030,000
    8.00%, 05/15/06(b)       A3             5,000        5,056,250
    8.25%, 05/15/10.......   A3             1,000        1,025,810
                                                    --------------
                                                       138,471,149
                                                    --------------
UTILITIES -- 1.1%
  Calpine Corp.,
    10.50%, 05/15/06......   Ba1            4,500        4,702,500
  Cogentrix Energy, Inc.,
    8.75%, 10/15/08.......   Ba1            2,940        2,837,100
  Edison Mission Energy,
    7.73%, 06/15/09.......   A3             4,300        4,193,188
  Entergy Louisiana, Inc.,
    8.50%, 06/01/03.......  Baa2            5,000        5,044,000
  Hydro-Quebec,
    8.00%, 02/01/13.......   A2             1,900        1,975,962
  Niagara Mohawk Power Co.,
    7.375%, 08/01/03(b)...  Baa2           10,000        9,860,300
  Peco Energy Transition Trust,
    5.80%, 03/01/07.......   Aaa            7,500        7,087,500
  PSEG Energy Holdings, Inc.,
    10.00%, 10/01/09......   Ba1            2,385        2,414,813
  Sonat, Inc.,
    7.625%, 07/15/11......  Baa2            6,700        6,544,225
                                                    --------------
                                                        44,659,588
                                                    --------------
WASTE MANAGEMENT
  Allied Waste Industries, Inc.,
    7.625%, 01/01/06......   Ba3              970          848,750
                                                    --------------

                                       PRINCIPAL
                            MOODY'S     AMOUNT          VALUE
                            RATING       (000)         (NOTE 2)
                            -------   -----------   --------------
FOREIGN GOVERNMENT BONDS -- 0.7%
  Junta de Andalucia, (Spain),
    7.25%, 10/01/29.......   Aa3      $       720   $      692,064
  Province of Saskatchewan,
    (Canada),
    9.125%, 02/15/21......   A2             1,800        2,080,854
  Quebec Province, (Canada),
    7.125%, 02/09/24(b)...   A2             2,700        2,550,366
  Republic of Philippines,
    8.875%, 04/15/08......   Ba1            4,700        4,230,000
  United Mexican States,
    10.375%, 02/17/09.....  Baa3           18,600       19,995,000
                                                    --------------
                                                        29,548,284
                                                    --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 10.0%
  United States Treasury Bonds,
    13.875%, 05/15/11(d)...........         3,350        4,543,974
    7.50%, 11/15/16................        13,750       15,528,838
    8.75%, 05/15/17(b).............        53,391       67,247,566
    8.125%, 05/15/21(b)............        57,900       70,647,264
    8.125%, 08/15/21(b)............        28,800       35,185,536
    7.625%, 11/15/22(b)............        35,600       41,652,000
    7.125%, 02/15/23(b)............        20,300       22,561,623
    6.75%, 08/15/26(b).............        12,050       12,966,885
    6.125%, 08/15/29(b)............        12,540       12,665,400
    6.25%, 05/15/30(b).............         5,750        6,033,015
  United States Treasury Notes,
    6.625%, 05/31/02(b)............        13,500       13,550,625
    5.50%, 03/31/03................           150          146,672
    7.50%, 02/15/05(d).............           185          193,902
    6.875%, 05/15/06...............         1,915        1,970,956
    6.50%, 10/15/06................         1,100        1,113,233
    6.25%, 02/15/07................         5,250        5,254,095
    6.625%, 05/15/07(b)............        37,250       38,030,015
    6.50%, 02/15/10(b).............        49,684       51,384,186
                                                    --------------
                                                       400,675,785
                                                    --------------
TOTAL LONG-TERM BONDS
  (cost $1,343,500,689)..........................    1,305,410,362
                                                    --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $2,978,106,320)..........................    3,287,552,739
                                                    --------------
SHORT-TERM INVESTMENTS -- 31.1%
COMMERCIAL PAPER -- 22.6%
  Abbott Laboratories,
    7.00%, 07/06/00.......   P1             1,200        1,198,833
  Alltel Corp.,
    6.55%, 07/12/00.......   P1            11,900       11,876,183
American Electric Power Co.,
    6.83%, 07/21/00(c)....   P2            40,000       39,848,222
  Aon Corp.,
    6.60%, 07/20/00(c)....   P2            46,013       45,852,721
  Associates Corp. of
    North America,
    6.80%, 07/13/00.......   P1            16,800       16,761,920
  Bank One Corp.,
    6.78%, 8/18/00........   P1             2,000        2,013,563

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B18

JUNE 30, 2000 (UNAUDITED)

                                       PRINCIPAL
                            MOODY'S     AMOUNT          VALUE
                            RATING       (000)         (NOTE 2)
                            -------   -----------   --------------
COMMERCIAL PAPER (CONT'D.)
  Barton Capital Corp.,
    6.60%, 07/21/00.......   NR       $     7,419   $    7,391,797
  Baus Funding LLC,
    6.77%, 07/14/00.......   P1            23,600       23,542,305
  Bishops Gate Residential
    Mortgage,
    6.60%, 07/17/00.......   P1            10,400       10,369,493
  Blue Ridge Asset Funding,
    6.60%, 07/25/00.......   P1             2,000        1,991,200
  Bombardier Capital,
    Inc.,
    6.84%, 07/28/00(c)....   P2            10,000        9,948,700
    6.90%, 08/18/00(c)....   P2            10,000        9,908,000
    6.90%, 08/23/00(c)....   P2            15,000       14,847,625
  Bradford & Bingley
    Building Society,
    6.65%, 09/08/00.......   P1            22,249       21,965,418
  Citicorp,
    6.55%, 07/10/00(c)....   P1            15,000       14,975,438
    6.55%, 07/27/00(c)....   P1            25,176       25,056,904
    6.60%, 08/10/00.......   P1            23,000       22,831,333
  Cooper Industries, Inc.,
    7.05%, 07/05/00.......   P1            23,600       23,581,513
  Dexia CLF Finance Co.,
    6.58%, 07/20/00.......   P1             4,000        3,986,109
  Dow Chemical Co., Inc.,
    7.00%, 07/03/00.......   P1             6,500        6,497,472
  Dresdner U.S. Finance, Inc.,
    6.75%, 07/12/00.......   P1             1,100        1,097,731
  Du Pont (E. I.) De
    Nemours & Co., Inc.,
    7.00%, 07/05/00.......   P1             4,675        4,671,364
  Duke Capital Corp.,
    7.25%, 07/05/00(c)....   P2            40,000       39,967,776
  Enterprise Funding
    Corp.,
    6.60%, 07/19/00.......   P1             9,000        8,970,300
    6.61%, 08/23/00.......   P1            14,000       13,863,761
  Equitable Resources, Inc.,
    6.57%, 07/17/00.......   P1            10,000        9,970,800
    6.62%, 07/21/00.......   P1            13,500       13,450,350
  Falcon Asset
    Securitization Corp.,
    6.72%, 07/21/00(c)....   P1            20,000       19,925,333
  First National Bank
    Chicago,
    5.70%, 07/12/00.......   P1             3,000        2,997,604
  Ford Motor Credit Corp.,
    6.55%, 07/12/00.......   P1             3,100        3,093,796
  Fortis Funding LLC,
    6.70%, 07/13/00.......   P1            15,257       15,222,926
  Fortune Brands, Inc.,
    6.57%, 07/11/00.......   P1            11,900       11,878,283
  GE International Funding
    Corp.,
    6.52%, 07/17/00(c)....   P1            20,000       19,942,044

                                       PRINCIPAL
                            MOODY'S     AMOUNT          VALUE
                            RATING       (000)         (NOTE 2)
                            -------   -----------   --------------
COMMERCIAL PAPER (CONT'D.)
  General Electric Capital
    Corp.,
    6.60%, 07/12/00.......   P1       $     3,100   $    3,093,748
    6.75%, 07/12/00.......   P1             4,000        3,991,750
    6.63%, 07/13/00.......   P1            12,100       12,073,259
  Goldman Sachs Group, Inc.,
    6.57%, 07/26/00.......                 24,000       23,890,500
  GTE Corp.,
    6.62%, 07/06/00.......   P1             1,293        1,291,811
    6.62%, 07/13/00.......   P1             9,662        9,640,679
    6.62%, 07/27/00.......   P1             2,400        2,388,525
    6.62%, 07/28/00.......   P1             1,600        1,592,056
    6.63%, 08/09/00(c)....   P1            10,000        9,928,172
  Heller Financial, Inc.
    6.75%, 07/21/00(c)....   P2            35,000       34,868,750
  Hertz Corp.,
    7.15%, 07/06/00.......   P1             1,200        1,198,808
  Homeside Lending, Inc.,
    6.55%, 07/18/00.......   P1            11,900       11,863,192
    6.62%, 07/27/00.......   P1            12,000       11,942,627
  ING America Insurance
    Holdings, Inc.,
    6.57%, 07/11/00.......   P1            11,900       11,878,283
  Invensys PLC,
    7.30%, 07/05/00(c)....   P1            15,900       15,887,102
  Keyspan Corp.,
    6.83%, 07/31/00(c)....   P2            30,000       29,829,250
  Morgan Stanley Dean
    Witter & Co.,
    6.58%, 07/27/00.......   P1            24,000       23,885,947
  Nike Inc.,
    6.60%, 07/28/00.......   P1             6,373        6,341,454
    6.60%, 08/04/00.......   P1             2,263        2,248,894
  Northern Rock PLC,
    6.60%, 07/14/00.......   P1            24,000       23,942,800
  Old Line Funding Corp.,
    6.62%, 08/01/00.......   P1             2,753        2,737,306
  Phillips Petroleum Co.,
    6.83%, 07/31/00(c)....   P2            40,000       39,772,333
  PNC Funding Corp.,
    6.63%, 07/24/00.......   P1            10,000        9,957,642
  Potomac Electric Power Co.,
    6.62%, 08/01/00.......   P1             2,900        2,883,468
  Preferred Receivables
    Funding Corp.,
    6.62%, 08/03/00.......   P1             1,900        1,888,470
  PSE&G Fuel Corp.,
    7.30%, 07/06/00(c)....   P2            40,000       40,000,000
  Santander Finance
    Delaware Inc.,
    6.62%, 09/05/00.......   P1             1,000          987,863
  Scotiabanc Inc.,
    6.62%, 07/26/00.......   P1            14,000       13,935,639
  Sweetwater Capital
    Corp.,
    6.63%, 07/24/00.......   P1             4,965        4,943,969

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B19

JUNE 30, 2000 (UNAUDITED)

                                       PRINCIPAL
                            MOODY'S     AMOUNT          VALUE
                            RATING       (000)         (NOTE 2)
                            -------   -----------   --------------
COMMERCIAL PAPER (CONT'D.)
  Target Corp.,
    7.50%, 07/05/00.......   P1       $     1,746   $    1,744,545
    6.64%, 08/07/00.......   P1            16,333       16,221,536
  Thunder Bay Funding,
    Inc.,
    6.60%, 07/06/00.......   P1             8,627        8,619,092
    6.60%, 07/07/00.......   P1             1,322        1,320,546
    6.60%, 07/10/00.......   P1             1,935        1,931,807
    6.60%, 07/17/00.......   P1             2,562        2,554,485
    6.60%, 07/24/00.......   P1             2,980        2,967,434
    6.62%, 08/03/00.......   P1             2,365        2,350,649
  TRW, Inc.,
    6.88%, 08/15/00(c)....   P2            17,000       16,853,800
  Triple-A-One Funding
    Corp.,
    7.00%, 07/07/00(c)....   P1             6,312        6,304,630
  United Technologies
    Corp.,
    6.60%, 07/27/00.......   P1             5,765        5,737,520
                                                    --------------
                                                       904,987,159
                                                    --------------
OTHER CORPORATE OBLIGATIONS -- 4.1%
  Advanta Corp.,
    7.50%, 08/28/00.......   B1            35,000       34,928,250
  Camden Property Trust,
    7.23%, 10/30/00.......  Baa2           22,000       21,960,400
  El Paso Energy Corp.,
    6.625%, 07/15/01......  Baa2            5,100        5,055,222
  Fort James Corp.,
    6.234%, 03/15/01(e)...  Baa2           10,000        9,909,300
  HRPT Properties Trust,
    7.521%, 07/10/00(e)...  Baa2              750          750,000
  ITT Corp.,
    6.25%, 11/15/00.......   Ba1            5,253        5,204,725
  KN Energy, Inc.,
    6.30, 03/01/01(e).....  Baa2           20,000       19,845,200
  Kroger Co., (The),
    6.34%, 06/01/01.......  Baa3            8,700        8,547,750
  Mallinckrodt, Inc.,
    6.30%, 03/15/01(e)....  Baa2            7,000        6,895,000
  MCN Investment Corp.,
    6.30%, 04/02/01(e)....  Baa3            8,250        8,119,650
  Raytheon Co.,
    5.95%, 03/15/01.......  Baa2            7,400        7,313,642
  Seagram (J.) & Sons,
    Inc.,
    5.79%, 04/15/01.......  Baa3           13,300       13,119,120
  Sovereign Bancorp,
    Sr. Notes,
    6.625%, 03/15/01......   Ba3            4,000        3,940,000
  TRW, Inc.,
    6.45%, 06/15/01.......  Baa1            9,700        9,554,500
  Waste Management, Inc.,
    6.125%, 07/15/01......   Ba1            8,000        7,725,760
                                                    --------------
                                                       162,868,519
                                                    --------------
REPURCHASE AGREEMENT -- 1.4%
  Joint Repurchase Agreement
    Account,
    6.49%, 07/03/00 (Note 5).......        57,017       57,017,000
                                                    --------------

                                       PRINCIPAL
                            MOODY'S     AMOUNT          VALUE
                            RATING       (000)         (NOTE 2)
                            -------   -----------   --------------
TIME DEPOSIT - EURODOLLAR -- 2.9%
  Dexia Bank, S.A.,
    (Cayman Islands)
    7.125%, 07/03/00(c)...   P1       $    66,000   $   66,000,000
  Suntrust Bank,
    7.00%, 07/13/00(c)....   P1            48,210       48,210,000
  Westdeutsche Landesbank
    Girozentrale,
    7.06%, 07/03/00.......   P1             1,800        1,800,000
                                                    --------------
                                                       116,010,000
                                                    --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 0.1%
  United States Treasury Bills,
    5.64%, 09/21/00(d).............         1,700        1,678,161
    5.67%, 09/21/00(d).............         1,500        1,480,644
                                                    --------------
                                                         3,158,805
                                                    --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $1,245,547,258)..........................    1,244,041,483
                                                    --------------
TOTAL INVESTMENTS -- 113.3%
  (cost $4,223,653,578; Note 6)..................    4,531,594,222
                                                    --------------
VARIATION MARGIN ON OPEN FUTURES CONTRACTS (f)...
                                                           336,413
                                                    --------------
LIABILITIES IN EXCESS OF OTHER ASSETS --
  (13.3%)........................................     (533,746,183)
                                                    --------------
TOTAL NET ASSETS -- 100.0%.......................   $3,998,184,452
                                                    ==============

The following abbreviations are used in portfolio descriptions:

   AG      Aktiengesellschaft (German Stock Company)
   ADR     American Depository Receipt
   L.P.    Limited Partnership
   M.T.N.  Medium Term Note
   PLC     Public Limited Company (British Corporation)
   SA      Sociedad Anomia (Spanish Corporation) or Societe
           Anonyme (French Corporation)

(a) Non-income producing security.

(b) Portion of securities on loan with an aggregate market value of $547,926,800; cash collateral of $549,263,308 was received with which the portfolio purchased securities.

(c) Represents securities purchased with cash collateral received for securities on loan.

(d) Security segregated as collateral for futures contracts.

(e) Mandatory put/call.

(f) Open futures contracts as of June 30, 2000 were as follows:

  NUMBER OF                            EXPIRATION    VALUE AT       VALUE AT      APPRECIATION/
  CONTRACTS             TYPE              DATE      TRADE DATE    JUNE 30, 2000   DEPRECIATION
Long Position:
      83         U.S. T-Bond            Sept 00     $8,082,125     $ 8,079,531      $  (2,594)
      28         S&P 500 Index          Sept 00     10,464,000      10,276,700       (187,300)
     220         U.S. Treasury 5yr      Sept 00     21,505,313      21,783,438        278,125
      81         S&P 500 Index          Sept 00     29,837,875      29,729,025       (108,850)
     458         U.S. Treasury 5yr      Sept 00     44,785,688      45,349,157        563,469
                                                                                    ---------
                                                                                    $ 542,850
                                                                                    =========

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B20

                           FLEXIBLE MANAGED PORTFOLIO
JUNE 30, 2000 (UNAUDITED)

LONG-TERM INVESTMENTS -- 88.7%                         VALUE
                                       SHARES         (NOTE 2)
COMMON STOCKS -- 57.1%               -----------   --------------
ADVERTISING -- 0.1%
  Omnicom Group, Inc. .............       31,200   $    2,778,750
                                                   --------------
AEROSPACE/DEFENSE -- 0.4%
  Boeing Co. ......................      214,500        8,968,781
  GenCorp, Inc. ...................      140,000        1,120,000
  General Dynamics Corp.(d) .......       68,700        3,589,575
  Lockheed Martin Corp. ...........       48,900        1,213,331
  Northrop Grumman Corp. ..........        8,500          563,125
  Raytheon Co. (Class "B" Stock)...       40,600          781,550
  Titan Corp. .....................        3,900          174,525
  United Technologies Corp. .......       58,100        3,420,638
                                                   --------------
                                                       19,831,525
                                                   --------------
AIRLINES -- 0.1%
  AMR Corp. .......................      164,600        4,351,612
  Delta Airlines, Inc. ............       15,800          798,888
  Southwest Airlines Co. ..........       61,800        1,170,338
  US Airways Group, Inc.(a)........        8,700          339,300
                                                   --------------
                                                        6,660,138
                                                   --------------
AUTOS - CARS & TRUCKS -- 0.8%
  Borg-Warner Automotive, Inc. ....       77,800        2,732,725
  Cummins Engine Co., Inc. ........        4,700          128,075
  Dana Corp. ......................       83,650        1,772,334
  Delphi Automotive Systems
    Corp. .........................      253,054        3,685,099
  Ford Motor Co. ..................      321,700       13,833,100
  General Motors Corp. ............      176,234       10,232,587
  Genuine Parts Co.................       21,600          432,000
  Johnson Controls, Inc. ..........       10,000          513,125
  Navistar International
    Corp.(a).......................        9,000          279,562
  PACCAR, Inc. ....................       10,000          396,875
  Titan International, Inc. .......      200,000        1,062,500
  TRW, Inc. .......................       14,800          641,950
  Visteon Corp. ...................       42,121          510,719
                                                   --------------
                                                       36,220,651
                                                   --------------
BANKS AND SAVINGS & LOANS -- 2.1%
  AmSouth Bancorp..................       41,500          653,625
  Associates First Capital
    Corp. .........................      137,390        3,065,514
  Banc One Corp. ..................      140,064        3,720,450
  Bank of New York Co., Inc. ......      164,900        7,667,850
  BankAmerica Corp. ...............      288,041       12,385,763
  BB&T Corp. ......................       43,400        1,036,175
  Capital One Financial............       24,900        1,111,163
  Charter One Financial, Inc. .....        3,000           69,000
  Chase Manhattan Corp. ...........      291,900       13,445,644
  Comerica, Inc. ..................       19,200          861,600
  Fifth Third Bancorp..............       36,000        2,277,000
  First Union Corp. ...............      119,700        2,970,056
  Firstar Corp. ...................      195,847        4,125,027
  Golden West Financial Corp. .....       28,500        1,163,156
  Huntington Bancshares, Inc. .....       29,392          464,761
  KeyCorp..........................       55,200          972,900
  Mellon Financial Corp. ..........       61,400        2,237,262
  National City Corp. .............       73,100        1,247,269
  Northern Trust Corp. ............       39,100        2,543,944
  PNC Bank Corp. ..................      137,400        6,440,625
  Providian Financial Corp. .......       95,400        8,586,000
  SouthTrust Corp. ................       19,000          429,875

                                                       VALUE
COMMON STOCKS                          SHARES         (NOTE 2)
(CONTINUED)                          -----------   --------------
BANKS AND SAVINGS & LOANS (CONT'D.)
  State Street Corp. ..............       36,000   $    3,818,250
  Summit Bancorp(b)(d).............       21,300          524,513
  Suntrust Banks, Inc. ............       47,100        2,151,881
  U.S. Bancorp.....................      145,300        2,797,025
  Union Planters Corp. ............       18,000          502,875
  Wells Fargo & Co. ...............      357,900       13,868,625
                                                   --------------
                                                      101,137,828
                                                   --------------
CHEMICALS -- 0.7%
  Air Products & Chemicals,
    Inc. ..........................       83,400        2,569,763
  Dow Chemical Co. ................      147,600        4,455,675
  Du Pont (E.I.) de Nemours &
    Co. ...........................      213,549        9,342,769
  Eastman Chemical Co. ............        9,800          467,950
  Engelhard Corp. .................       15,600          266,175
  FMC Corp.(a).....................        3,500          203,000
  Grace (W.R.) & Co.(a)............        8,000           97,000
  Great Lakes Chemical Corp. ......        6,400          201,600
  Hercules, Inc. ..................       11,700          164,531
  Material Sciences Corp.(a).......      255,600        2,556,000
  OM Group, Inc. ..................      223,200        9,820,800
  Praxair, Inc. ...................       57,100        2,137,681
  Rohm & Haas Co. .................       27,158          936,951
  Sigma-Aldrich Corp. .............       11,300          330,525
  Union Carbide Corp. .............       15,600          772,200
                                                   --------------
                                                       34,322,620
                                                   --------------
COMMERCIAL SERVICES -- 0.2%
  Cendant Corp.(a).................       84,000        1,176,000
  Convergys Corp. .................       42,500        2,204,687
  Deluxe Corp. ....................        9,000          212,063
  Electronic Data Systems Corp. ...       98,500        4,063,125
  Quintiles Transnational Corp. ...       13,100          185,038
                                                   --------------
                                                        7,840,913
                                                   --------------
COMPUTERS -- 3.6%
  Apple Computer, Inc.(a)(b).......       92,700        4,855,163
  Citrix Systems, Inc.(a)..........       19,900          376,856
  Compaq Computer Corp. ...........      208,361        5,326,228
  Dell Computer Corp.(a)...........      438,500       21,623,531
  EMC Corp.(a)(b)..................      470,736       36,217,251
  Gateway, Inc. ...................       38,500        2,184,875
  Hewlett-Packard Co.(d) ..........      230,600       28,796,175
  International Business Machines
    Corp.(d) ......................      308,100       33,756,206
  Network Appliance, Inc.(a).......       34,400        2,769,200
  Seagate Technology, Inc.(a)......       66,400        3,652,000
  Sun Microsystems, Inc.(a)........      355,600       32,337,375
                                                   --------------
                                                      171,894,860
                                                   --------------
COMPUTER SERVICES -- 7.2%
  3Com Corp.(a)....................       42,200        2,431,775
  Adaptec, Inc.(a).................       11,500          261,625
  Adobe Systems, Inc. .............       34,000        4,420,000
  America Online, Inc.(a)(d).......      519,800       27,419,450
  Autodesk, Inc. ..................        7,600          263,625
  Automatic Data Processing,
    Inc. ..........................      137,100        7,343,419
  BMC Software, Inc.(a)............       29,200        1,065,344
  Cabletron Systems, Inc.(a).......       25,600          646,400
  Cadence Design Systems,
    Inc.(a)........................        2,100           42,788

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B21

JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
COMMON STOCKS                          SHARES         (NOTE 2)
(CONTINUED)                          -----------   --------------
COMPUTER SERVICES (CONT'D.)
  Ceridian Corp.(a)................       18,600   $      447,563
  Cisco Systems, Inc.(a)...........    1,499,000       95,280,187
  Computer Associates
    International, Inc. ...........       71,700        3,670,144
  Computer Sciences Corp.(a)(d)....       20,000        1,493,750
  Compuware Corp.(a)...............       48,000          498,000
  Comverse Technology, Inc.(a).....       44,100        4,101,300
  First Data Corp. ................       89,000        4,416,625
  Fiserv, Inc. ....................       30,000        1,297,500
  Intuit, Inc.(a)..................       50,200        2,077,025
  Jabil Circuit, Inc.(a)...........       35,000        1,736,875
  Lexmark International Group,
    Inc.(a)........................       15,984        1,074,924
  Mercury Interactive Corp. .......        2,000          193,500
  Microchip Technology, Inc. ......       26,100        1,520,733
  Micron Technology, Inc. .........      108,400        9,545,975
  Microsoft Corp.(a)...............    1,005,800       80,464,000
  NCR Corp.(a).....................        7,600          295,925
  Networks Associates, Inc. .......       49,200        1,002,450
  Novell, Inc.(a)(d)...............       38,500          356,125
  Oracle Corp.(a)(d)...............      624,800       52,522,250
  Parametric Technology Corp.(a)...       31,500          346,500
  Peoplesoft, Inc.(a)..............      294,900        4,939,575
  Rational Software Corp.(a).......       17,900        1,663,581
  Sapient Corp. ...................        4,000          427,750
  Siebel Systems, Inc.(a)..........       19,000        3,107,687
  Symantec Corp. ..................       29,000        1,564,187
  VERITAS Software Corp.(a)(d).....       78,700        8,894,330
  Yahoo, Inc.(d) ..................      127,700       15,818,837
                                                   --------------
                                                      342,651,724
                                                   --------------
CONSTRUCTION -- 0.2%
  Armstrong Holdings, Inc. ........        5,800           88,813
  Centex Corp. ....................        7,000          164,500
  Fluor Corp. .....................        9,800          309,925
  Kaufman & Broad Home Corp. ......        6,400          126,800
  Pulte Corp. .....................        6,900          149,212
  Standard Pacific Corp. ..........      597,500        5,975,000
  Vulcan Materials Co. ............       11,200          478,100
  Webb (Del E.) Corp. .............      189,200        2,897,125
                                                   --------------
                                                       10,189,475
                                                   --------------
CONTAINERS -- 0.1%
  Ball Corp. ......................        2,700           86,906
  Bemis Co., Inc. .................        6,600          221,925
  Crown Cork & Seal Co., Inc. .....      100,400        1,506,000
  Owens-Illinois, Inc. ............      144,200        1,685,337
  Pactiv Corp. ....................       21,500          169,313
  Sealed Air Corp. ................       10,900          570,888
                                                   --------------
                                                        4,240,369
                                                   --------------
COSMETICS & SOAPS -- 0.6%
  Alberto Culver Co. (Class "B"
    Stock).........................        6,200          189,488
  Avon Products, Inc. .............       28,700        1,277,150
  Colgate-Palmolive Co. ...........      136,700        8,184,913
  Gillette Co. ....................      262,200        9,160,612

                                                       VALUE
COMMON STOCKS                          SHARES         (NOTE 2)
(CONTINUED)                          -----------   --------------
COSMETICS & SOAPS (CONT'D.)
  International Flavors &
    Fragrances, Inc. ..............       10,300   $      310,931
  Procter & Gamble Co..............      159,900        9,144,281
                                                   --------------
                                                       28,267,375
                                                   --------------
DIVERSIFIED OPERATIONS -- 2.9%
  Corning, Inc. ...................       34,000        9,175,750
  Fortune Brands, Inc. ............       18,300          422,044
  General Electric Co.(d) .........    2,149,100      113,902,300
  Perkinelmer, Inc. ...............        6,100          403,362
  Smith (A.O.) Corp. ..............      433,350        9,073,266
  Unilever N. V....................       95,042        4,086,806
                                                   --------------
                                                      137,063,528
                                                   --------------
DRUGS & MEDICAL SUPPLIES -- 5.2%
  Abbott Laboratories..............      284,000       12,655,750
  Allergan, Inc. ..................       16,100        1,199,450
  ALZA Corp.(a)....................       12,500          739,063
  Amgen, Inc.(a)...................      240,800       16,916,200
  Bard (C.R.), Inc. ...............        5,900          283,938
  Bausch & Lomb, Inc. .............        7,200          557,100
  Baxter International, Inc. ......       35,400        2,489,063
  Becton Dickinson & Co. ..........       31,500          903,656
  Biogen, Inc.(a)..................       16,000        1,032,000
  Biomet, Inc.(a)..................       14,500          557,344
  Boston Scientific Corp.(a).......       52,700        1,156,106
  Cardinal Health, Inc.(b)(d)......      142,850       10,570,900
  Forest Laboratories, Inc. .......       28,700        2,898,700
  Guidant Corp.(d) ................       37,800        1,871,100
  Johnson & Johnson................      320,900       32,691,687
  Lilly (Eli) & Co.(d) ............      250,600       25,028,675
  Mallinckrodt, Inc. ..............        7,500          325,781
  Medimmune, Inc.(a)...............       11,000          814,000
  Medtronic, Inc. .................      146,000        7,272,625
  Merck & Co., Inc. ...............      516,700       39,592,137
  Minimed, Inc. ...................        9,600        1,132,800
  PE Corp. ........................       64,100        4,222,588
  Pfizer, Inc. ....................    1,251,925       60,092,400
  Pharmacia & Upjohn, Inc.(d) .....      155,004        8,011,769
  Schering-Plough Corp. ...........      279,300       14,104,650
  St. Jude Medical, Inc.(a)........        9,500          435,813
  Watson Pharmaceuticals,
    Inc.(a)........................       11,200          602,000
                                                   --------------
                                                      248,157,295
                                                   --------------
ELECTRICAL EQUIPMENT
  American Power Conversion Co. ...        3,000          122,438
                                                   --------------
ELECTRONICS -- 1.9%
  Advanced Micro Devices,
    Inc.(a)........................       45,800        3,538,050
  Agilent Technologies, Inc. ......       46,931        3,461,161
  Altera Corp.(a)..................       49,200        5,015,325
  Analog Devices, Inc.(a)..........       87,300        6,634,800
  Atmel Corp.(a)...................       88,000        3,245,000
  Belden, Inc. ....................      199,900        5,122,437
  Emerson Electric Co. ............       96,300        5,814,112
  Florida Progress Corp. ..........        9,100          426,563
  Litton Industries, Inc. .........        6,700          281,400
  LSI Logic Corp.(a)(d)............      127,400        6,895,525
  Maxim Integrated Products,
    Inc.(a)........................       22,000        1,494,625

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B22

JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
COMMON STOCKS                          SHARES         (NOTE 2)
(CONTINUED)                          -----------   --------------
ELECTRONICS (CONT'D.)
  Molex, Inc. .....................       22,600   $    1,087,625
  Novellus Systems, Inc.(a)........       96,900        5,480,906
  Pinnacle West Capital Corp. .....        6,400          216,800
  PPL Corp. .......................       16,600          364,163
  Rockwell International Corp. ....       21,600          680,400
  Sanmina Corp. ...................       71,000        6,070,500
  Sawtek, Inc.(a)..................       37,100        2,135,569
  Solectron Corp.(a)(d)............       69,700        2,918,687
  Tektronix, Inc. .................        6,600          488,400
  Teradyne, Inc.(a)................       53,600        3,939,600
  Texas Instruments, Inc. .........      344,500       23,662,844
  Thomas & Betts Corp. ............        5,900          112,838
                                                   --------------
                                                       89,087,330
                                                   --------------
FINANCIAL SERVICES -- 3.7%
  American Express Co. ............      306,200       15,960,675
  Bear Stearns Companies, Inc. ....       14,458          601,814
  Charles Schwab Corp.(d) .........      150,750        5,068,969
  Citigroup, Inc. .................      752,276       45,324,629
  Countrywide Mortgage Investments,
    Inc. ..........................       13,900          421,344
  Dun & Bradstreet Corp. ..........       20,100          575,363
  Equifax, Inc. ...................       17,100          448,875
  Federal Home Loan Mortgage
    Corp. .........................      159,200        6,447,600
  Federal National Mortgage
    Association....................      233,000       12,159,687
  Fleetboston Financial Corp. .....      203,551        6,920,734
  Franklin Resource, Inc. .........       30,700          932,512
  Goldman Sachs Group, Inc. .......       20,400        1,935,450
  H&R Block, Inc. .................       11,400          369,075
  Household International, Inc. ...       97,792        4,064,480
  Lehman Brothers Holdings,
    Inc. ..........................       71,500        6,761,219
  MBNA Corp. ......................      316,000        8,571,500
  Merrill Lynch & Co., Inc.(d) ....      117,000       13,455,000
  Morgan (J.P.) & Co., Inc. .......       73,000        8,039,125
  Morgan Stanley Dean Witter &
    Co. ...........................      292,590       24,358,117
  Old Kent Financial Corp. ........       10,920          292,110
  PaineWebber Group, Inc. .........       52,400        2,384,200
  Paychex, Inc. ...................       45,075        1,893,150
  Regions Financial Corp. .........       23,900          475,013
  SLM Holding Corp. ...............       18,900          707,569
  Synovus Financial Corp. .........       35,300          622,163
  T. Rowe Price & Associates,
    Inc. ..........................       11,000          467,500
  Washington Mutual, Inc. .........      247,636        7,150,489
                                                   --------------
                                                      176,408,362
                                                   --------------
FOOD & BEVERAGE -- 1.7%
  Anheuser-Busch Companies,
    Inc.(d)........................      111,700        8,342,594
  Archer-Daniels-Midland Co. ......       69,460          681,576
  Bestfoods........................       33,500        2,319,875
  Brown-Forman Corp. (Class "B"
    Stock).........................        8,500          456,875
  Campbell Soup Co. ...............       51,300        1,494,112
  Coca-Cola Co. ...................      438,700       25,197,831
  Coca-Cola Enterprises,
    Inc.(d) .......................       50,600          825,413
  ConAgra, Inc. ...................       60,900        1,160,906

                                                       VALUE
COMMON STOCKS                          SHARES         (NOTE 2)
(CONTINUED)                          -----------   --------------
FOOD & BEVERAGE (CONT'D.)
  Coors (Adolph) Co. (Class "B"
    Stock).........................        5,000   $      302,500
  General Mills, Inc.(d) ..........       50,300        1,923,975
  Heinz (H.J.) & Co. ..............       48,200        2,108,750
  Hershey Foods Corp. .............       16,500          800,250
  Kellogg Co.(d) ..................       50,700        1,508,325
  Nabisco Group Holding Corp. .....      143,700        3,727,219
  PepsiCo, Inc. ...................      346,700       15,406,481
  Quaker Oats Co. .................       16,000        1,202,000
  Ralston-Ralston Purina
    Group(d).......................       38,600          769,588
  Sara Lee Corp. ..................      109,200        2,108,925
  Seagram Co., Ltd. ...............       92,900        5,388,200
  Starbucks Corp. .................        3,000          114,563
  Sysco Corp. .....................       46,100        1,941,962
  Whitman Corp. ...................       26,300          325,463
  Wrigley (William) Jr. Co. .......       13,900        1,114,606
                                                   --------------
                                                       79,221,989
                                                   --------------
FOREST PRODUCTS -- 0.5%
  Boise Cascade Corp. .............       57,900        1,498,162
  Fort James Corp. ................       27,100          626,688
  Georgia-Pacific Corp.(d) ........       84,000        2,205,000
  International Paper Co. .........      130,981        3,904,871
  Kimberly-Clark Corp. ............      120,300        6,902,212
  Louisiana-Pacific Corp. .........      245,600        2,670,900
  Mead Corp. ......................       13,200          333,300
  Potlatch Corp. ..................        3,700          122,563
  Temple-Inland, Inc. .............        7,100          298,200
  Westvaco Corp. ..................       11,900          295,269
  Weyerhaeuser Co. ................       34,400        1,479,200
  Willamette Industries, Inc. .....       60,600        1,651,350
                                                   --------------
                                                       21,987,715
                                                   --------------
GAS PIPELINES -- 0.2%
  Cinergy Corp. ...................       20,700          526,556
  Columbia Gas System, Inc.(a).....       10,500          689,062
  El Paso Energy Corp. ............       64,500        3,285,469
  Peoples Energy Corp. ............        5,700          184,538
  Sempra Energy....................       27,573          468,741
  Williams Companies, Inc. ........       52,300        2,180,256
                                                   --------------
                                                        7,334,622
                                                   --------------
HOSPITAL MANAGEMENT -- 0.4%
  Columbia/HCA Healthcare Co. .....       68,700        2,086,763
  Healthsouth Corp.(a).............       55,000          395,313
  Humana, Inc.(a)..................      211,600        1,031,550
  IMS Health, Inc. ................       36,900          664,200
  Manor Care, Inc. ................       13,300           93,100
  Mckesson HBOC, Inc.(d) ..........       33,881          709,383
  Service Corp. International......    1,001,500        3,192,281
  Shared Medical Systems Corp. ....        3,200          233,400
  Tenet Healthcare Corp.(a)........      113,200        3,056,400
  UnitedHealth Group, Inc.(d) .....      107,200        9,192,400
  Wellpoint Health Networks,
    Inc. ..........................        6,000          434,625
                                                   --------------
                                                       21,089,415
                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B23

JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
COMMON STOCKS                          SHARES         (NOTE 2)
(CONTINUED)                          -----------   --------------
HOUSEHOLD & PERSONAL CARE PRODUCTS
  Clorox Co. ......................       28,300   $    1,268,194
  Leggett & Platt, Inc. ...........       15,800          260,700
                                                   --------------
                                                        1,528,894
                                                   --------------
HOUSING RELATED -- 0.3%
  Lowe's Companies, Inc. ..........      209,200        8,590,275
  Masco Corp. .....................       52,300          944,669
  Maytag Corp. ....................       13,500          497,812
  Newell Rubbermaid, Inc...........       36,155          930,991
  Owens Corning....................      117,500        1,086,875
  Stanley Works....................       13,600          323,000
  Tupperware Corp. ................        9,900          217,800
  Whirlpool Corp. .................        9,900          461,588
                                                   --------------
                                                       13,053,010
                                                   --------------
INSURANCE -- 2.1%
  Aetna, Inc. .....................       49,800        3,196,537
  Allstate Corp. ..................      306,200        6,812,950
  American General Corp.(d) .......       44,300        2,702,300
  American International Group,
    Inc. ..........................      342,778       40,276,415
  Aon Corp.(d).....................       29,650          921,003
  Berkley (W.R.) Corp. ............       75,000        1,406,250
  Chubb Corp. .....................       88,800        5,461,200
  CIGNA Corp. .....................       20,700        1,935,450
  Cincinnati Financial Corp. ......       20,200          635,038
  Conseco, Inc.(d) ................       41,587          405,473
  ITT Hartford Group, Inc. ........       37,600        2,103,250
  Jefferson-Pilot Corp. ...........       13,400          756,263
  Lincoln National Corp. ..........       22,300          805,588
  Marsh & McLennan Companies,
    Inc. ..........................       34,100        3,561,319
  MBIA, Inc. ......................       12,100          583,069
  MGIC Investment Corp.............       13,300          605,150
  Progressive Corp. ...............        9,400          695,600
  Reinsurance Group of America,
    Inc. ..........................      642,800       19,364,350
  SAFECO Corp. ....................       79,900        1,588,012
  St. Paul Companies, Inc. ........       25,900          883,837
  Torchmark Corp. .................       74,800        1,846,625
  UnumProvident Corp. .............       27,270          547,104
  Wachovia Corp.(d) ...............       23,800        1,291,150
                                                   --------------
                                                       98,383,933
                                                   --------------
LEISURE -- 0.2%
  Brunswick Corp. .................       11,200          185,500
  Carnival Corp. (Class "A"
    Stock).........................       75,700        1,476,150
  Harrah's Entertainment,
    Inc.(a)........................       16,400          343,375
  Hasbro, Inc. ....................       23,500          353,969
  Hilton Hotels Corp. .............       44,600          418,125
  Loews Corp. .....................       41,900        2,514,000
  Marriott International, Inc.
    (Class "A" Stock)..............       31,200        1,125,150
  Mattel, Inc. ....................       53,400          704,212
                                                   --------------
                                                        7,120,481
                                                   --------------
MACHINERY -- 0.7%
  Briggs & Stratton Corp. .........        3,300          113,025
  Caterpillar, Inc. ...............       60,700        2,056,212

                                                       VALUE
COMMON STOCKS                          SHARES         (NOTE 2)
(CONTINUED)                          -----------   --------------
MACHINERY (CONT'D.)
  Cooper Industries, Inc. .........       12,900   $      420,056
  Deere & Co. .....................      164,200        6,075,400
  Dover Corp. .....................       25,800        1,046,513
  Eaton Corp. .....................        9,300          623,100
  Harley-Davidson, Inc. ...........       38,000        1,463,000
  IDEX Corp. ......................      234,900        7,414,031
  Ingersoll-Rand Co. ..............       61,400        2,471,350
  Milacron, Inc. ..................        6,400           92,800
  Parker Hannifin Corp. ...........       78,400        2,685,209
  Snap-On, Inc. ...................        7,100          189,038
  Thermo Electron Corp.(a).........       17,600          370,700
  Timken Co. ......................       10,200          189,975
  United Dominion Industries Ltd.
    (Canada).......................      468,100        7,957,700
                                                   --------------
                                                       33,168,109
                                                   --------------
MANUFACTURING -- 0.5%
  Danaher Corp. ...................       18,100          894,819
  Donaldson Co., Inc. .............      173,100        3,418,725
  Honeywell, Inc. .................      187,512        6,316,810
  Illinois Tool Works, Inc. .......       34,500        1,966,500
  Southdown, Inc. .................          100            5,775
  Tyco International Ltd. .........      209,866        9,942,402
  York International Corp. ........          300            7,575
                                                   --------------
                                                       22,552,606
                                                   --------------
MEDIA -- 1.9%
  Clear Channel Communications,
    Inc.(a)(d).....................       41,700        3,127,500
  Comcast Corp. (Special Class "A"
    Stock).........................      225,500        9,132,750
  Dow Jones & Co., Inc. ...........       10,700          783,775
  Gannett Co., Inc. ...............       44,000        2,631,750
  Interpublic Group of Companies,
    Inc. ..........................       34,600        1,487,800
  Knight-Ridder, Inc...............       40,600        2,159,413
  McGraw-Hill, Inc. ...............       23,400        1,263,600
  Mediaone Group, Inc.(d)..........       75,400        4,985,825
  Meredith Corp. ..................        4,600          155,250
  New York Times Co. (Class "A"
    Stock).........................       22,600          892,700
  R.R. Donnelley & Sons, Co. ......      219,400        4,950,212
  Time Warner, Inc.(d) ............      291,900       22,184,400
  Tribune Co. .....................       41,500        1,452,500
  Viacom, Inc. (Class "B"
    Stock)(a)......................      248,438       16,940,366
  Walt Disney Co.(d) ..............      464,500       18,028,406
                                                   --------------
                                                       90,176,247
                                                   --------------
METAL - STEEL -- 0.1%
  Allegheny Teldyne, Inc. .........       12,650          227,700
  Bethlehem Steel Corp.(a).........       20,700           73,744
  Nucor Corp. .....................       11,800          391,613
  USX Corp. -- U.S. Steel Group....      121,000        2,246,062
  Worthington Industries, Inc. ....        9,700          101,850
                                                   --------------
                                                        3,040,969
                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B24

JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
COMMON STOCKS                          SHARES         (NOTE 2)
(CONTINUED)                          -----------   --------------
METALS-NON FERROUS -- 0.2%
  Alcan Aluminum Ltd.(d) ..........       26,100   $      809,100
  Alcoa, Inc. .....................      293,488        8,511,152
  I Ltd. ..........................       23,000          353,625
                                                   --------------
                                                        9,673,877
                                                   --------------
MINERAL RESOURCES
  Homestake Mining Co. ............       34,300          235,812
  Phelps Dodge Corp. ..............       10,953          407,315
                                                   --------------
                                                          643,127
                                                   --------------
MISCELLANEOUS BASIC INDUSTRY -- 0.1%
  Crane Co. .......................        7,600          184,775
  Ecolab, Inc. ....................       14,500          566,406
  ITT Industries, Inc. ............       11,300          343,238
  Millipore Corp. .................        6,000          452,250
  Pall Corp. ......................       17,200          318,200
  PPG Industries, Inc. ............       20,400          903,975
  Textron, Inc. ...................       18,600        1,010,212
  W.W. Grainger, Inc. .............       11,200          345,100
  Wolverine Tube, Inc.(a)..........        2,300           39,100
                                                   --------------
                                                        4,163,256
                                                   --------------
MISCELLANEOUS CONSUMER GROWTH -- 0.2%
  American Greetings Corp. (Class
    "A" Stock).....................        7,300          138,700
  Black & Decker Corp. ............       11,100          436,369
  Minnesota Mining & Manufacturing
    Co.(d).........................       90,500        7,466,250
  SMM Trust........................        5,600          320,250
                                                   --------------
                                                        8,361,569
                                                   --------------
OFFICE EQUIPMENT & SUPPLIES -- 0.1%
  Avery Dennison Corp. ............       13,600          912,900
  Office Depot, Inc.(a)............       44,700          279,375
  Pitney Bowes, Inc. ..............       33,600        1,344,000
  Staples, Inc.(a).................       60,000          922,500
  Unisys Corp.(a)..................       36,600          532,988
  Xerox Corp. .....................       80,900        1,678,675
                                                   --------------
                                                        5,670,438
                                                   --------------
OIL & GAS -- 3.5%
  Amerada Hess Corp. ..............       10,400          642,200
  Anadarko Petroleum Corp.(d) .....       15,300          754,481
  Ashland Oil, Inc. ...............        8,700          305,044
  Burlington Resources, Inc. ......       24,500          937,125
  Chevron Corp. ...................      150,500       12,764,281
  Coastal Corp. ...................       55,200        3,360,300
  Conoco, Inc. (Class "B" Stock)...      106,224        2,609,127
  Eastern Enterprises, Inc. .......        3,300          207,900
  Exxon Mobil Corp. ...............      763,158       59,907,903
  Kerr-McGee Corp. ................       12,409          731,355
  McDermott International, Inc. ...    1,475,600       13,003,725
  NICOR, Inc. .....................        5,000          163,125
  Occidental Petroleum Corp. ......       44,100          928,856
  PG&E Corp. ......................      110,900        2,730,913
  Phillips Petroleum Co. ..........      133,000        6,741,438
  Pioneer Natural Resources
    Co.(a).........................      686,431        8,751,995
  Royal Dutch Petroleum Co. .......      476,400       29,328,375
  Sunoco, Inc. ....................       11,100          326,756

                                                       VALUE
COMMON STOCKS                          SHARES         (NOTE 2)
(CONTINUED)                          -----------   --------------
OIL & GAS (CONT'D.)
  Texaco, Inc.(d) .................      218,800   $   11,651,100
  Transocean Sedco Forex, Inc. ....       26,235        1,401,933
  Union Pacific Resources Group,
    Inc. ..........................       32,200          708,400
  Unocal Corp. ....................       30,800        1,020,250
  USX- Marathon Corp. .............      132,100        3,310,756
  Western Gas Resources, Inc. .....      262,800        5,518,800
                                                   --------------
                                                      167,806,138
                                                   --------------
OIL & GAS DRILLING -- 0.1%
  Global Marine, Inc.(a)...........       67,600        1,905,475
  Nabors Industries, Inc. .........       42,100        1,749,781
                                                   --------------
                                                        3,655,256
                                                   --------------
OIL & GAS SERVICES -- 0.6%
  Apache Corp. ....................       59,100        3,475,819
  Baker Hughes, Inc. ..............       79,140        2,532,480
  BJ Services Co. .................       42,300        2,643,750
  Enron Corp. .....................      126,800        8,178,600
  ENSCO International, Inc. .......       39,500        1,414,594
  Halliburton Co. .................       55,300        2,609,469
  ONEOK, Inc. .....................        5,000          129,688
  Rowan Companies, Inc.(a).........       13,900          422,212
  Schlumberger Ltd.................       71,600        5,343,150
  Smith International, Inc.(a).....       36,500        2,657,656
  Tosco Corp. .....................       12,200          345,412
                                                   --------------
                                                       29,752,830
                                                   --------------
PHARMACEUTICALS -- 0.8%
  American Home Products Corp. ....      159,400        9,364,750
  Bristol-Myers Squibb Co. ........      449,600       26,189,200
                                                   --------------
                                                       35,553,950
                                                   --------------
PHOTOGRAPHY -- 0.1%
  Eastman Kodak Co. ...............       62,800        3,736,600
  Polaroid Corp. ..................        3,700           66,831
                                                   --------------
                                                        3,803,431
                                                   --------------
PRECIOUS METALS
  Barrick Gold Corp. (ADR)
    (Canada).......................       46,900          852,994
  Freeport-McMoRan Copper & Gold,
    Inc. (Class "B" Stock)(a)......       22,100          204,425
  Newmont Mining Corp. ............       20,600          445,475
  Placer Dome, Inc. ...............       39,600          378,675
                                                   --------------
                                                        1,881,569
                                                   --------------
PROFESSIONAL SERVICES
  CSG Systems International,
    Inc. ..........................       12,500          700,781
                                                   --------------
PUBLISHING
  Houghton Mifflin Co. ............          300           14,006
                                                   --------------
RAILROADS -- 0.2%
  Burlington Northern Santa Fe
    Corp. .........................       56,500        1,295,969
  CSX Corp. .......................       25,900          548,756
  Kansas City Southern Industries,
    Inc. ..........................       61,800        5,480,887
  Norfolk Southern Corp. ..........       48,900          727,388
  Union Pacific Corp. .............       29,400        1,093,312
                                                   --------------
                                                        9,146,312
                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B25

JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
COMMON STOCKS                          SHARES         (NOTE 2)
(CONTINUED)                          -----------   --------------
RESTAURANTS -- 0.1%
  Darden Restaurants, Inc. ........       13,400   $      217,750
  McDonald's Corp.(d) .............      164,800        5,428,100
  Tricon Global Restaurants,
    Inc.(a)........................       20,100          567,825
  Wendy's International, Inc. .....       15,700          279,656
                                                   --------------
                                                        6,493,331
                                                   --------------
RETAIL -- 3.0%
  Albertson's, Inc. ...............       55,361        1,840,753
  AutoZone, Inc.(a)................       16,000          352,000
  Bed Bath & Beyond, Inc.(a).......      116,000        4,205,000
  Best Buy Co., Inc.(a)............      133,900        8,469,175
  Charming Shoppes, Inc.(a)........      144,200          734,519
  Circuit City Stores, Inc. .......       25,200          836,325
  Consolidated Stores Corp.(a).....       13,100          157,200
  Costco Wholesale Corp.(b)........       53,400        1,762,200
  CVS Corp. .......................       48,500        1,940,000
  Dillard's, Inc. .................       75,900          929,775
  Dollar General Corp. ............       41,500          809,250
  Dollar Tree Stores, Inc.(a)......        4,500          178,031
  Federated Department Stores,
    Inc.(a)(d).....................       25,700          867,375
  Great Atlantic & Pacific Tea Co.,
    Inc. ..........................        5,200           86,450
  Harcourt General, Inc. ..........        8,100          440,438
  Home Depot, Inc. ................      375,950       18,774,003
  IKON Office Solutions, Inc. .....       21,800           84,475
  J.C. Penney Co., Inc. ...........       33,800          623,188
  Kmart Corp.(a)(d)................      271,800        1,851,637
  Kohl's Corp.(a)..................      152,100        8,460,562
  Kroger Co.(a)....................      103,500        2,283,469
  Liz Claiborne, Inc. .............        8,000          282,000
  Longs Drug Stores, Inc. .........        4,300           93,525
  May Department Stores Co. .......       40,050          961,200
  Nike, Inc. ......................       44,600        1,775,637
  Nordstrom, Inc. .................       17,400          419,775
  Radioshack Corp. ................       23,800        1,127,525
  Reebok International Ltd. .......        9,100          145,031
  Rite Aid Corp.(d) ...............       31,600          207,375
  Safeway, Inc.(a).................       61,400        2,770,675
  Sears, Roebuck & Co.(d) .........      139,400        4,547,925
  Sherwin-Williams Co. ............       22,500          476,719
  Supervalu, Inc. .................       15,300          291,656
  Target Corp. ....................       95,200        5,521,600
  The Gap, Inc. ...................      102,900        3,215,625
  The Limited, Inc. ...............      188,680        4,080,205
  Tiffany & Co. ...................        1,000           67,500
  TJX Companies, Inc. .............       35,800          671,250
  Toys 'R' Us, Inc.(a).............      128,700        1,874,194
  Wal-Mart Stores, Inc.............      970,800       55,942,350
  Walgreen Co. ....................      122,800        3,952,625
  Winn-Dixie Stores, Inc. .........       19,500          279,094
                                                   --------------
                                                      144,389,311
                                                   --------------
RUBBER -- 0.1%
  B.F. Goodrich Co. ...............       14,000          476,875
  Cooper Tire & Rubber Co. ........        8,600           95,675
  Goodyear Tire & Rubber Co. ......       80,000        1,600,000
                                                   --------------
                                                        2,172,550
                                                   --------------

                                                       VALUE
COMMON STOCKS                          SHARES         (NOTE 2)
(CONTINUED)                          -----------   --------------
SEMICONDUCTORS -- 2.9%
  Applied Materials, Inc.(a)(d)....      235,200   $   21,315,000
  Conexant Systems, Inc. ..........       23,200        1,128,100
  Intel Corp. .....................      715,700       95,680,144
  KLA Instruments Corp.(a).........       22,000        1,288,375
  Linear Technology Corp. .........       75,500        4,827,281
  MIPS Technologies, Inc. .........        4,351          167,529
  National Semiconductor
    Corp.(a).......................       35,900        2,037,325
  Semtech Corp.(a).................       14,700        1,124,320
  Vitesse Semiconductor Corp.(a)...       64,300        4,730,069
  Xilinx, Inc.(a)..................       80,400        6,638,025
                                                   --------------
                                                      138,936,168
                                                   --------------
TELECOMMUNICATIONS -- 5.5%
  ADC Telecommunications,
    Inc.(a)(d).....................       79,600        6,676,450
  AFLAC, Inc. .....................       33,200        1,525,125
  Alltel Corp. ....................       49,900        3,090,681
  Andrew Corp.(a)..................       12,300          412,819
  AT&T Corp. ......................      625,072       19,767,902
  Bell Atlantic Corp.(d) ..........      369,700       18,785,381
  BellSouth Corp. .................      439,200       18,720,900
  Broadcom Corp.(a)................        4,000          799,930
  CenturyTel, Inc. ................       14,500          416,875
  Global Crossing Ltd. ............       90,960        2,393,385
  GTE Corp. .......................      120,400        7,494,900
  Lucent Technologies, Inc. .......      542,630       32,150,828
  MCI Worldcom, Inc. ..............      391,255       17,948,823
  Motorola, Inc.(d) ...............      360,205       10,468,458
  Nextel Communications, Inc.
    (Class "A" Stock)(a)(b)........       88,800        5,433,450
  Nortel Networks Corp.............      649,200       44,307,900
  Polycom, Inc. ...................       16,400        1,543,138
  Powerwave Technologies, Inc. ....       51,300        2,257,200
  Qualcomm, Inc....................       91,500        5,490,000
  SBC Communications, Inc. ........      783,350       33,879,887
  Scientific-Atlanta, Inc. ........       28,300        2,108,350
  Sprint Corp. ....................      219,000       11,169,000
  Sprint Corp. (PCS Group)(d)......      105,300        6,265,350
  Tellabs, Inc.(a).................       50,100        3,428,719
  US West, Inc. ...................       62,641        5,371,466
                                                   --------------
                                                      261,906,917
                                                   --------------
TEXTILES
  National Service Industries,
    Inc. ..........................        4,900           95,550
  Russell Corp. ...................        5,900          118,000
  Springs Industries, Inc. ........        3,300          105,600
  VF Corp. ........................       16,700          397,669
                                                   --------------
                                                          716,819
                                                   --------------
TOBACCO -- 0.3%
  Philip Morris Companies, Inc. ...      369,200        9,806,875
  R.J. Reynolds Tobacco Holdings,
    Inc. ..........................      127,233        3,554,572
  UST, Inc. .......................       21,800          320,187
                                                   --------------
                                                       13,681,634
                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B26

JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
COMMON STOCKS                          SHARES         (NOTE 2)
(CONTINUED)                          -----------   --------------
TRUCKING & SHIPPING -- 0.1%
  Federal Express Corp.(a).........       36,100   $    1,371,800
  Ryder System, Inc. ..............        4,700           89,006
  Sabre Group Holdings, Inc. ......       73,547        2,096,090
  Yellow Corp.(a)..................      153,500        2,264,125
                                                   --------------
                                                        5,821,021
                                                   --------------
UTILITIES - ELECTRIC -- 0.8%
  AES Corp.(a)(d)..................       50,200        2,290,375
  Ameren Corp......................       15,500          523,125
  American Electric Power Co.,
    Inc.(d)........................       40,980        1,214,032
  Calpine Corp.(a).................       43,900        2,886,425
  CMS Energy Corp. ................       16,200          358,425
  Consolidated Edison, Inc. .......       25,900          767,288
  Constellation Energy Group.......       18,800          612,175
  CP&L Energy, Inc. ...............       18,400          587,650
  Dominion Resources, Inc. ........       29,018        1,244,147
  DTE Energy Co.(d) ...............       17,000          519,563
  Duke Energy Corp. ...............      177,700       10,017,837
  Edison International.............       42,800          877,400
  Entergy Corp. ...................      117,110        3,183,928
  FirstEnergy Corp.(a).............       29,000          677,875
  FPL Group, Inc. .................       22,100        1,093,950
  GPU, Inc. .......................       13,400          362,638
  New Century Energies, Inc. ......       15,000          450,000
  Niagara Mohawk Holdings,
    Inc.(a)........................       24,300          338,681
  Northern States Power Co. .......       19,900          401,731
  PECO Energy Co. .................       87,500        3,527,344
  Public Service Enterprise Group,
    Inc. ..........................       27,100          938,338
  Reliant Energy, Inc. ............       37,400        1,105,637
  Southern Co......................      136,100        3,172,831
  TXU Corp. .......................       35,900        1,059,050
  Unicom Corp. ....................       25,800          998,137
                                                   --------------
                                                       39,208,582
                                                   --------------
WASTE MANAGEMENT
  Allied Waste Industries,
    Inc.(a)........................       19,000          190,000
  Waste Management, Inc. ..........       70,535        1,340,165
                                                   --------------
                                                        1,530,165
                                                   --------------
TOTAL COMMON STOCKS
  (cost $2,353,527,383).........................    2,711,216,209
                                                   --------------
PREFERRED STOCK -- 0.5%
FINANCIAL SERVICES
  Central Hispano Eurocapital (cost
    $25,440,000),..................        1,000       25,000,000
                                                   --------------
WARRANT
  Mexico Debenture (cost $0).......       31,074                0
                                                   --------------

                                          PRINCIPAL
                             MOODY'S       AMOUNT          VALUE
LONG-TERM                    RATING         (000)         (NOTE 2)
BONDS -- 31.1%             -----------   -----------   --------------
AEROSPACE -- 0.1%
 Northrop Grumman Corp.,
   7.88%, 03/01/26......    Baa3         $     5,300   $    5,023,817
                                                       --------------

                                          PRINCIPAL
LONG-TERM                    MOODY'S       AMOUNT          VALUE
BONDS                        RATING         (000)         (NOTE 2)
(CONTINUED)                -----------   -----------   --------------
AIRLINES -- 1.4%
 Continental Airlines,
   Inc.,
   7.46%, 04/01/15......     Aa3         $     8,260   $    7,907,532
 Delta Airlines, Inc.,
   7.90%, 12/15/09(d)...    Baa3              23,800       22,243,480
 United Airlines, Inc.,
   10.67%, 05/01/04.....    Baa3              19,500       19,835,205
   11.21%, 05/01/14.....    Baa3              17,500       18,040,400
                                                       --------------
                                                           68,026,617
                                                       --------------
AUTOMOBILES & TRUCKS -- 0.5%
 Lear Corp.,
   7.96%, 05/15/05(d)...     Ba1              11,740       10,918,200
 Navistar International
   Corp.,
   7.00%, 02/01/03......    Baa3              11,500       10,982,500
   8.00%, 02/01/08(d)...     Ba2               2,360        2,165,300
                                                       --------------
                                                           24,066,000
                                                       --------------
BANKS AND SAVINGS & LOANS -- 1.1%
 Bank of Nova Scotia,
   (Canada),
   6.50%, 07/15/07......     A1                5,400        5,103,000
 Bank Tokyo Mitsubishi
   Ltd.,
   8.40%, 04/15/10......     A3                2,500        2,525,750
 Chase Manhattan Corp.,
   7.88%, 06/15/10......     A1                1,000          998,000
 Key Bank NA,
   5.80%, 04/01/04......     Aa3              20,000       18,900,000
 National Australia
   Bank,
   6.40%, 12/10/07......     A1                8,700        8,580,375
 Sanwa Finance Aruba,
   8.35%, 07/15/09......    Baa1               7,120        7,088,387
 Sovereign Bancorp,
   10.25%,
   05/15/04(d)..........     Ba3               2,670        2,632,861
   10.50%,
     11/15/06(d)........     Ba3               3,955        3,955,000
                                                       --------------
                                                           49,783,373
                                                       --------------
CONSULTING -- 0.5%
 Comdisco, Inc.,
   6.32%, 11/27/00......    Baa1              19,000       18,913,360
   6.38%, 11/30/01......    Baa1               2,700        2,612,493
                                                       --------------
                                                           21,525,853
                                                       --------------
CABLE & PAY TELEVISION SYSTEMS -- 0.3%
 British Sky
   Broadcasting, Inc.,
   6.88%, 02/23/09......    Baa3               2,090        1,836,086
 Cox Communications,
   Inc.,
   6.94%, 10/01/01......    Baa2               4,000        3,988,840
 CSC Holdings, Inc.,
   7.88%, 12/15/07......     Ba1               3,025        2,926,778
   7.25%, 07/15/08......     Ba1               5,500        5,084,475

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B27

JUNE 30, 2000 (UNAUDITED)

                                          PRINCIPAL
LONG-TERM                    MOODY'S       AMOUNT          VALUE
BONDS                        RATING         (000)         (NOTE 2)
(CONTINUED)                -----------   -----------   --------------
CABLE & PAY TELEVISION SYSTEMS (CONT'D.)
  Rogers Cablesystems,
    Inc., (Canada),
    10.00%, 03/15/05....     Ba1         $     2,000   $    2,045,000
                                                       --------------
                                                           15,881,179
                                                       --------------
CHEMICALS -- 0.1%
  Lyondell Chemical,
    9.63%, 05/01/07.....     Ba3               1,625        1,608,750
  Monsanto Co.,
    6.50%, 12/01/18.....     A2                1,550        1,366,356
    6.75%, 12/15/27.....     A1                3,715        3,332,615
                                                       --------------
                                                            6,307,721
                                                       --------------
CONTAINERS -- 0.6%
 Owens-Illinois, Inc.,
   7.15%, 05/15/05......     Ba1              26,250       23,995,650
 Pactiv Corp.,
   7.95%, 12/15/25......    Baa3               7,050        6,324,062
                                                       --------------
                                                           30,319,712
                                                       --------------
DIVERSIFIED OPERATIONS -- 0.2%
 Corning, Inc.,
   6.85%, 03/01/29           A2                5,000        4,257,450
 Cox Enterprises, Inc.,
   6.63%, 06/14/02......    Baa1               5,200        5,113,420
                                                       --------------
                                                            9,370,870
                                                       --------------
DRUGS & MEDICAL SUPPLIES -- 0.3%
 Columbia/HCA Healthcare
   Corp.,
   6.91%, 06/15/05(d)...     Ba2               4,990        4,528,425
 Mallinckrodt, Inc.,
   6.30%, 03/15/11......    Baa2               8,000        7,880,000
 Tenet Healthcare Corp.,
   7.88%, 01/15/03......     Ba1               3,805        3,700,363
                                                       --------------
                                                           16,108,788
                                                       --------------
FINANCIAL SERVICES -- 3.5%
 AT&T Capital Corp.,
   6.60%, 05/15/05......     A1               16,000       15,057,120
 Calair Capital Corp.,
   8.13%, 04/01/08......     Ba2               4,920        4,231,200
 Capital One Bank Corp.,
   6.76%, 07/23/02......    Baa2               7,500        7,288,875
 Capital One Financial
   Corp.,
   7.25%, 05/01/06......    Baa3               3,400        3,111,000
 Citibank Credit Card
   Master Trust I
   6.10%, 05/15/08......     Aaa              11,000       10,298,750
 ERAC USA Finance Co.,
   6.95%, 03/01/04......    Baa1               7,500        7,221,750
 Ford Motor Credit
   Corp.,
   7.38%, 10/28/09......     A2                2,500        2,418,175
   6.70%, 07/16/04......     A2                3,450        3,342,567
   7.50%, 03/15/05(d)...     A2                5,700        5,671,785

                                          PRINCIPAL
LONG-TERM                    MOODY'S       AMOUNT          VALUE
BONDS                        RATING         (000)         (NOTE 2)
(CONTINUED)                -----------   -----------   --------------
FINANCIAL SERVICES (CONT'D)
 General Motors
   Acceptance Corp.,
   5.95%, 03/14/03......     A2          $    21,500   $   20,677,625
 Heller Financial, Inc.,
   6.00%, 03/19/04(d)...     A3                4,900        4,585,616
 HVB Funding Trust,
   9.00%, 10/22/31......     Aa3               1,400        1,328,740
 KBC Bank Funding Trust
   III,
   9.86%, 11/29/49......     A1                2,500        2,558,000
 Lehman Brothers
   Holdings, Inc.,
   6.38%, 05/07/02......     A3                2,100        2,050,608
   6.63%, 04/01/04......     A3               10,000        9,543,900
 MBNA Master Credit Card
   Trust,
   5.90%, 08/15/11......     Aaa              29,800       26,972,518
 Osprey Trust,
   8.31%, 01/15/03......    Baa2              20,000       20,068,000
 RBF Finance Co.,
   11.38%, 03/15/09.....     Ba3               2,615        2,824,200
 Sakura Capital Funding
   (Cayman Islands),
   7.04%, 09/29/49......     Ba1               5,000        4,850,000
 Salomon Smith Barney,
   Inc.,
   6.13%, 01/15/03......     Aa3               1,000          966,610
 Textron Financial
   Corp.,
   6.05%, 03/16/09......     Aaa               3,370        3,351,505
 Washington Mutual,
   Inc.,
   7.50%, 08/15/06......     A3                7,000        6,792,660
                                                       --------------
                                                          165,211,204
                                                       --------------
FOOD & BEVERAGE -- 0.1%
 Coca-Cola Bottling Co.,
   6.38%, 05/01/09......    Baa2               3,500        3,201,345
                                                       --------------
FOREST PRODUCTS -- 0.7%
 Fort James Corp.,
   6.23%, 03/15/11......    Baa2              11,000       10,900,230
 Scotia Pacific Co.,
   7.71%, 01/20/14......    Baa2              29,500       20,207,500
                                                       --------------
                                                           31,107,730
                                                       --------------
HOUSING RELATED -- 0.4%
 Hanson, PLC, ADR,
   (United Kingdom),
   7.375%, 01/15/03.....     A3           17,400,000       17,289,162
                                                       --------------
INDUSTRIAL -- 0.2%
 Allied Waste North
   America, Inc.,
   7.63%, 01/01/06......     Ba3               2,840        2,485,000
 Cendant Corp.,
   7.75%, 12/01/03......    Baa1               2,000        1,922,600

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B28

JUNE 30, 2000 (UNAUDITED)

                                          PRINCIPAL
LONG-TERM                    MOODY'S       AMOUNT          VALUE
BONDS                        RATING         (000)         (NOTE 2)
(CONTINUED)                -----------   -----------   --------------
INDUSTRIAL (CONT'D.)
 Compania Sud Americana
   de Vapores, S.A.,
   (Chile),
   7.38%, 12/08/03......     NA          $     3,650   $    3,504,000
                                                       --------------
                                                            7,911,600
                                                       --------------
INSURANCE -- 0.1%
 Conseco, Inc.,
   8.50%, 10/15/02......     Ba1               1,500        1,110,000
   8.70%, 11/15/26......     Ba3               4,100        1,783,500
                                                       --------------
                                                            2,893,500
                                                       --------------
LEISURE & TOURISM -- 0.5%
 Harrahs Operating Co.,
   Inc.,
   7.88%, 12/15/05......     Ba2                 600          564,000
 HMH Properties, Inc.,
   7.88%, 08/01/05(d)...     Ba2               6,560        6,199,200
 ITT Corp.,
   6.75%, 11/15/03......     Ba1              14,000       13,137,740
 Park Place
   Entertainment Corp.,
   7.88%, 12/15/05(d)...     Ba2               5,030        4,728,200
   9.38%, 02/15/07......     Ba2               1,360        1,360,000
                                                       --------------
                                                           25,989,140
                                                       --------------
MEDIA -- 0.3%
 Paramount
   Communications, Inc.,
   7.50%, 01/15/02......    Baa1               9,100        9,070,243
 United News & Media
   PLC,
   7.25%, 07/01/04......    Baa2               3,180        3,070,608
                                                       --------------
                                                           12,140,851
                                                       --------------
OIL & GAS -- 0.3%
 Amerada Hess Corp.,
   7.38%, 10/01/09(d)...    Baa1                 900          874,701
   7.88%, 10/01/29......    Baa1               2,500        2,444,525
 B.J. Services Co.,
   7.00%, 02/01/06......    Baa2               4,000        3,836,760
 Eott Energy Partners,
   11.00%, 10/01/09.....     Ba2               3,935        3,994,025
 Phillips Petroleum Co.,
   8.50%, 05/25/05(d)...    Baa2               4,750        4,907,130
                                                       --------------
                                                           16,057,141
                                                       --------------
OIL & GAS EXPLORATION/PRODUCTION -- 0.1%
 Parker & Parsley
   Petroleum Co.,
   8.88%, 04/15/05......     Ba2               3,100        3,024,081
                                                       --------------
OIL & GAS SERVICES -- 0.7%
 KN Energy, Inc.,
   6.30%, 03/01/21......    Baa2              30,000       29,767,800
 Seagull Energy Co.,
   7.88%, 08/01/03......     Ba1               3,750        3,637,500
                                                       --------------
                                                           33,405,300
                                                       --------------

                                          PRINCIPAL
LONG-TERM                    MOODY'S       AMOUNT          VALUE
BONDS                        RATING         (000)         (NOTE 2)
(CONTINUED)                -----------   -----------   --------------
PAPER -- 0.6%
 International Paper
   Co.,
   8.00%, 07/08/03......    Baa1         $    30,000   $   30,156,900
                                                       --------------
PRINTING -- 0.1%
 World Color Press,
   Inc.,
   8.38%, 11/15/08......    Baa3               1,500        1,410,000
   7.75%, 02/15/09......    Baa3               4,960        4,526,000
                                                       --------------
                                                            5,936,000
                                                       --------------
RAILROADS -- 0.1%
 Union Pacific Corp.,
   7.95%, 04/15/29......    Baa3               3,700        3,669,512
                                                       --------------
REAL ESTATE INVESTMENT TRUST -- 1.5%
 Duke Realty L.P.,
   7.30%, 06/30/03......    Baa1               4,350        4,269,525
 EOP Operating, L.P.,
   6.38%, 01/15/02......     NA                5,000        4,892,500
   6.50%, 06/15/04......    Baa1               6,000        5,708,520
   6.63%, 02/15/05......    Baa1              18,187       17,181,986
 ERP Operating, L.P.,
   7.10%, 06/23/04......     NA                2,375        2,303,180
 Felcor Suites L.P.,
   7.38%, 10/01/04......     Ba2              24,200       21,659,000
 Simon Debartolo Group,
   Inc.,
   6.75%, 06/15/05......    Baa1              17,500       16,395,050
                                                       --------------
                                                           72,409,761
                                                       --------------
RETAIL -- 0.1%
 Kroger Co.,
   7.25%, 06/01/09......    Baa3               6,000        5,520,000
                                                       --------------
TELECOMMUNICATIONS -- 3.8%
 360 Communication Co.,
   7.13%, 03/01/03......     A2               23,776       23,398,437
   7.60%, 04/01/09......     A2               12,885       12,504,248
 Airtouch
   Communications, Inc.,
   7.00%, 10/01/03......     A2               16,800       16,514,400
 Clear Channel
   Communications,
   7.88%, 06/15/05(d)...    Baa3               1,600        1,608,512
 Deutsche Telekom
   International,
   7.75%, 06/15/05......     Aa2               5,000        5,025,000
   8.00%, 06/15/10......     Aa2              10,000       10,070,000
   8.25%, 06/15/30......     Aa2               8,475        8,560,598
 Electric Lightwave,
   Inc.,
   6.05%, 05/15/04......     A2                5,300        4,935,625
 Global Crossing
   Holdings Ltd.,
   9.13%, 11/15/06......     Ba2               8,970        8,633,625
 LCI International,
   Inc.,
   7.25%, 06/15/07......     Ba1              18,030       17,071,345

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B29

JUNE 30, 2000 (UNAUDITED)

                                          PRINCIPAL
LONG-TERM                    MOODY'S       AMOUNT          VALUE
BONDS                        RATING         (000)         (NOTE 2)
(CONTINUED)                -----------   -----------   --------------
TELECOMMUNICATIONS (CONT'D.)
 Qwest Communications
   International, Inc.,
   7.50%, 11/01/08......    Baa1         $    14,500   $   13,992,500
 Rogers Cantel, Inc.,
   (Canada),
   9.38%, 06/01/08......    Baa3               4,830        4,974,900
 Tele-Communications,
   Inc.,
   6.34%, 02/01/12           A2                8,500        8,363,150
 Telecom De Puerto Rico,
   6.15%, 05/15/02......    Baa2              10,500       10,185,000
   6.65%, 05/15/06(d)...    Baa2              10,700        9,937,625
   6.80%, 05/15/09......     NA                9,000        8,223,750
 Williams Communications
   Group, Inc.,
   10.70%, 10/01/07.....     B2                4,100        4,079,500
 Worldcom, Inc.,
   7.88%, 05/15/03(d)...     A3                4,000        4,040,000
   8.00%, 05/15/06......     A3                5,000        5,056,250
   8.25%, 05/15/10......     A3                1,600        1,641,296
                                                       --------------
                                                          178,815,761
                                                       --------------
UTILITIES -- 1.4%
 AES Corp.,
   9.50%, 06/01/09......     Ba1               9,080        8,898,400
 Calenergy Co., Inc.,
   6.96%, 09/15/03......    Baa3              15,000       14,629,950
 Calpine Corp.,
   10.50%, 05/15/06.....     Ba1               8,330        8,704,850
 CMS Energy Corp.,
   8.00%, 07/01/11......     Ba3               7,200        7,067,520
 Cogentrix, Inc.,
   8.10%, 03/15/04......     Ba1               5,775        5,567,331
 El Paso Energy,
   6.63%, 07/15/01......    Baa2               6,000        5,947,320
 Entergy Louisiana,
   Inc.,
   8.50%, 06/01/03......    Baa2               5,000        5,044,000
 Hydro-Quebec,
   8.00%, 02/01/13           A2                1,500        1,559,970
 PSEG Energy Holdings,
   Inc.,
   10.00%, 10/01/09.....     Ba1               5,370        5,437,125
 Utilicorp United, Inc.,
   7.00%, 07/15/04......    Baa3               5,000        4,775,650
   7.63%, 11/15/09......    Baa3                 650          612,866
                                                       --------------
                                                           68,244,982
                                                       --------------
WASTE MANAGEMENT -- 0.3%
 Waste Management, Inc.,
   6.13%, 07/15/01......     Ba1              15,695       15,156,975
                                                       --------------

                                          PRINCIPAL
LONG-TERM                    MOODY'S       AMOUNT          VALUE
BONDS                        RATING         (000)         (NOTE 2)
(CONTINUED)                -----------   -----------   --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 10.0%
 United States Treasury
   Bonds,
   8.75%, 05/15/17(d)...                 $    72,848   $   91,754,241
   8.75%, 05/15/20(d)...                      24,000       30,806,160
   8.13%, 08/15/21(d)...                      45,000       54,977,400
   7.63%, 11/15/22(d)...                      60,400       70,668,000
   7.13%, 02/15/23(d)...                      50,700       56,348,487
   7.50%, 11/15/24(d)...                      38,800       45,214,028
   6.13%, 08/15/29(d)...                         990          999,900
   6.25%, 05/15/30(d)...                       2,450        2,579,008
 United States Treasury
   Notes,
   6.88%, 05/15/06(d)...                       2,400        2,470,128
   6.63%, 05/15/07(d)...                      84,500       86,269,430
   6.00%, 08/15/09(d)...                       1,980        1,964,219
   6.50%, 02/15/10(d)...                      28,936       29,926,190
 United States Treasury
   Strips,
   zero, 02/15/19(d)....                      10,500        3,353,700
                                                       --------------
                                                          477,330,891
                                                       --------------
FOREIGN GOVERNMENT BONDS -- 1.2%
 Comunidad Autonoma De
   Andalucia,
   7.25%, 10/01/29......     Aa3                 840          807,408
 Quebec Hydro, (Canada),
   7.50%, 04/01/16......     A2                  800          796,288
 Quebec Province,
   (Canada),
   7.00%, 01/30/07......     A2                1,200        1,176,624
 Republic of Argentina,
   zero, 10/15/01.......     B1                7,625        6,557,500
 Republic of
   Philippines,
   8.88%, 04/15/08......     Ba1               5,400        4,860,000
 Saskatchewan Province,
   (Canada),
   9.13%, 02/15/21           A1                2,300        2,658,869
 United Mexican States,
   10.38%,
   02/17/09(d)..........    Baa3              15,500       16,662,500
   9.88%, 02/01/10(d)...    Baa3               4,000        4,140,000
   6.93%, 12/31/19......    Baa3               3,550        3,487,875
   6.94%, 12/31/19......    Baa3               6,900        6,779,250
   5.87%, 12/31/19......    Baa3               9,750        9,579,375
                                                       --------------
                                                           57,505,689
                                                       --------------
TOTAL LONG-TERM BONDS
 (cost $1,510,867,563),.............................    1,479,391,455
                                                       --------------
TOTAL LONG-TERM INVESTMENTS
 (cost $3,889,834,946),.............................    4,215,607,664
                                                       --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B30

JUNE 30, 2000 (UNAUDITED)

SHORT-TERM                                PRINCIPAL
INVESTMENTS --              MOODY'S        AMOUNT         VALUE
24.9%                       RATING          (000)        (NOTE 2)
                        ---------------  -----------  --------------
COMMERCIAL PAPER -- 19.4%
 Abbey National
   Treasury Services
   PLC,
   5.67%, 07/13/00....        P1         $     7,000  $    7,365,590
 Alcoa, Inc.,
   7.30%, 07/05/00....        P1                 500         499,595
 Allianz of America
   Finance(c),
   6.60%, 07/18/00....        P1              10,000       9,972,500
 American Electric
   Power(c),
   6.83%, 07/21/00....        P1              40,000      39,863,400
 American Express Co.,
   6.80%, 07/06/00....        P1               1,900       1,898,205
   6.68%, 07/07/00....        P1                 700         699,221
   6.60%, 07/10/00....        P1                 900         898,515
 Aon Corp.,
   6.60%, 07/06/00....        P1               7,133       7,126,462
 Associates Corp. of
   North America,
   6.80%, 07/12/00....        P1               3,000       2,993,767
   6.80%, 08/25/00....        P1                 450         450,259
 AT&T Corp.,
   6.55%, 07/13/00....        P1               1,000         997,817
   6.62%, 07/20/00....        P1               1,200       1,195,807
 Barton Capital Corp.,
   6.73%, 07/14/00....        P1              10,000       9,975,697
   6.77%, 07/14/00....        P1              20,000      19,951,106
   6.62%, 07/26/00....        P1               3,700       3,682,990
 Baus Funding LLC,
   6.82%, 07/07/00....        P1              20,000      19,977,267
   6.77%, 07/14/00....        P1               5,400       5,386,798
 BCI Funding Corp,
   6.54%, 07/10/00....        P1               5,000       4,991,825
 Black Forest Corp.,
   6.57%, 07/05/00....        P1               3,200       3,197,664
   6.58%, 07/05/00....        P1               2,500       2,498,172
 Bombardier Capital,
   Inc.,
   6.84%,
   07/28/00(c)........        P1              29,000      28,862,250
   6.90%,
     08/23/00(c)......        P1              15,000      14,853,375
 Canadian Imperial
   Bank of Commerce,
   6.58%, 07/12/00....        P1              49,077      49,077,000
 Citicorp,
   6.55%,
   07/10/00(c)........        P1              15,000      14,980,895
   6.55%,
     07/27/00(c)......        P1              20,000      19,912,666
   6.60%, 08/10/00....        P1               2,000       1,985,333
 Comdisco, Inc,
   6.80%,
   07/28/00(c)........        P1               8,000       7,962,222
 Conagra, Inc.,
   6.85%,
   07/07/00(c)........        P1              16,000      15,987,822
 Cooper Industries,
   Inc.,
   7.05%, 07/05/00....        P1               5,400       5,395,770
 Countrywide Funding
   Corp.,
   6.92%, 07/05/00....        P1               1,200       1,199,077
 Dexia Bank Grand
   Cayman,
   7.13%, 07/03/00....        P1               3,736       3,736,000
   7.125%,
     07/03/00(c)......        P1              90,000      90,000,000

                                          PRINCIPAL
SHORT-TERM                   MOODY'S       AMOUNT          VALUE
INVESTMENTS                  RATING         (000)         (NOTE 2)
(CONTINUED)                -----------   -----------   --------------
COMMERCIAL PAPER (CONT'D.)
 Dow Chemical & Company,
   Inc.,
   7.00%, 07/03/00......     P1          $     5,114   $    5,112,010
 Duke Capital Corp.,
   7.25%, 07/05/00(c)...     P1               38,216       38,200,608
 Enterprise Funding
   Corp.,
   6.70%, 07/21/00......     P1                2,582        2,572,389
 Ford Motor Credit
   Corp.,
   6.63%, 07/10/00......     P1                1,600        1,597,349
   6.70%, 07/10/00......     P1                1,600        1,597,320
 Forrestal Funding
   Master,
   6.62%, 08/04/00......     P1                4,280        4,253,241
 G.E. Capital Intl.
   Funding,
   6.52%, 07/17/00(c)...     P1               30,000       29,923,935
 General Electric
   Capital Corp.,
   6.55%, 07/05/00......     P1                1,556        1,554,867
   6.60%, 07/13/00......     P1                1,700        1,696,260
   6.70%, 07/18/00......     P1                1,754        1,748,450
 General Motors
   Acceptance Corp.,
   6.55%, 07/18/00......     P1                  328          326,986
 Goldman Sachs Group
   L.P.,
   6.54%, 07/13/00(b)...     P1                5,000        4,989,100
 GTE Corp.,
   6.65%, 07/10/00......     P1               20,600       20,565,752
   6.62%, 07/13/00......     P1                2,754        2,747,923
   6.63%, 08/09/00(c)...     P1               10,000        9,931,859
   6.65%, 08/11/00......     P1                5,000        4,962,132
 Halliburton Corp.,
   6.55%, 07/05/00......     P1                  100           99,927
 Heinz Co.,
   6.65%, 07/20/00......     P1                1,000          996,490
 Heller Financial, Inc.,
   6.75%, 07/18/00(c)...     P1               50,000       49,859,376
   6.75%, 07/21/00(c)...     P1               40,000       39,865,000
 Homeside Lending,
   6.65%, 07/25/00......     P1                3,593        3,577,071
 International Business
   Machines Corp.,
   6.58%, 07/07/00......     P1                1,350        1,348,520
   6.90%, 07/07/00......     P1                2,700        2,696,895
 Keyspan Corp.,
   6.82%, 07/28/00(c)...     P1               25,800       25,677,808
 Morgan Stanley Dean
   Witter,
   6.58%, 07/27/00......     P1                3,052        3,037,496
 National Rural
   Utilities Cooperative
   Finance,
   6.80%, 07/11/00......     P1                1,242        1,239,654
 Nike, Inc.,
   6.55%, 07/17/00......     P1                2,200        2,193,595
   6.68%, 07/17/00......     P1                1,595        1,590,265
 Northern Rock PLC,
   6.60%, 07/14/00......     P1               14,000       13,966,633

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B31

JUNE 30, 2000 (UNAUDITED)

                                          PRINCIPAL
SHORT-TERM                   MOODY'S       AMOUNT          VALUE
INVESTMENTS                  RATING         (000)         (NOTE 2)
(CONTINUED)                -----------   -----------   --------------
COMMERCIAL PAPER (CONT'D.)
 Novartis Finance Corp.,
   6.83%, 07/14/00......     P1          $     2,800   $    2,793,094
 Old Line Funding Corp.,
   6.57%, 07/17/00(c)...     P1                9,875        9,849,769
 Phillips Petroleum Co.,
   6.83%, 07/31/00(c)...     P1               48,000       47,745,013
 Procter & Gamble Co.,
   6.85%, 07/06/00......     P1                1,500        1,498,573
 PSE&G Fuel Corp.,
   7.30%, 07/06/00(c)...     P1               43,000       43,000,000
 Scotiabanc, Inc.,
   6.62%, 07/26/00......     P1                2,751        2,738,353
 Southern Co.,
   6.65%, 07/19/00(c)...     P1                9,360        9,332,336
 Sprint Capital Corp.,
   7.00%, 07/28/00(c)...     P1               15,000       14,927,083
 Suntrust Grand Cayman,
   7.00%, 07/03/00(c)...     P1               45,607       45,607,000
 Sweetwater Capital,
   6.55%, 07/05/00......     P1                4,928        4,924,414
 Target Corp.,
   7.10%, 07/05/00(c)...     P1               35,000       34,986,194
 Thunder Bay Funding,
   Inc.,
   6.56%, 07/06/00......     P1                6,916        6,909,699
   6.60%, 07/06/00......     P1                3,100        3,097,158
 Transamerica Fin.
   Corp.,
   6.60%, 07/17/00(c)...     P1               13,000       12,966,633
 Triple-A One Plus
   Funding,
   6.70%, 07/24/00......     P1                4,921        4,899,936
 Westdeutsche
   Landesbank,
   7.06%, 07/03/00......     P1                3,200        3,200,000
                                                       --------------
                                                          923,979,233
                                                       --------------
OTHER CORPORATE
 OBLIGATIONS -- 3.1%
 Donaldson, Lufkin &
   Jenrette,
   5.74%, 05/01/01......     A3               10,000        9,884,500
 ERAC USA Finance Co.,
   6.35%, 01/15/01......    Baa1              21,000       20,821,500
 ERP Operating, L.P.,
   6.63%, 10/13/00......     A3                9,200        8,648,552
 HRPT Properties Trust,
   7.52%, 07/10/00......     NA                2,000        2,000,000
 ITT Corp.,
   6.25%, 11/15/00......     Ba1               5,183        5,135,368

                                          PRINCIPAL
SHORT-TERM                   MOODY'S       AMOUNT          VALUE
INVESTMENTS                  RATING         (000)         (NOTE 2)
(CONTINUED)                -----------   -----------   --------------
OTHER CORPORATE OBLI-
 GATIONS (CONT'D.)
 Kroger Co.,
   6.34%, 06/01/01......    Baa3         $    10,450   $   10,267,125
 Lockheed Martin Corp.,
   6.85%, 05/15/01......    Baa3                 400          398,016
 MCN Investment Corp.,
   6.30%, 10/02/00......    Baa3               8,250        8,119,650
 Niagara Mohawk Power
   Corp.,
   7.00%, 10/01/00......     Ba2              18,902       18,877,115
 Raytheon Co.,
   5.95%, 03/15/01......    Baa2              12,000       11,859,960
 Seagram (J.) & Sons,
   5.79%, 04/15/01......    Baa3              20,000       19,728,000
 TRW, Inc.,
   6.45%, 06/15/01......    Baa1              32,800       32,308,000
                                                       --------------
                                                          148,047,786
                                                       --------------
REPURCHASE AGREEMENT -- 2.1%
 Joint Repurchase
   Agreement Account
   6.49%, 07/03/00 (Note
   5)...................                      97,471       97,471,000
                                                       --------------
U.S. GOVERNMENT OBLIGATIONS -- 0.3%
 United States Treasury
   Bill
   5.64%, 09/21/00......                      12,950       12,783,636
                                                       --------------
TOTAL SHORT-TERM INVESTMENTS
(cost $1,192,925,956)...............................    1,182,281,655
                                                       --------------
TOTAL INVESTMENTS BEFORE INVESTMENT SOLD
 SHORT -- 113.6%
 (cost $5,082,760,902; Note 6)......................    5,397,889,319
                                                       --------------
INVESTMENT SOLD SHORT -- (.1%)
United States Treasury Note, 6.75%,
 05/15/05 (proceeds $3,224,344).......        (3,165)      (3,238,681)
                                                       --------------
TOTAL INVESTMENTS, NET OF INVESTMENT SOLD
 SHORT -- 113.5% (cost $5,079,536,558; Note 6)......    5,394,650,638
                                                       --------------
VARIATION MARGIN ON OPEN FUTURES CONTRACTS(E).......
                                                            1,592,491
                                                       --------------
OTHER LIABILITIES IN EXCESS OF OTHER
 ASSETS -- (13.5)%..................................     (641,909,951)
                                                       --------------
TOTAL NET ASSETS -- 100.0%..........................   $4,754,333,178
                                                       ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B32

JUNE 30, 2000 (UNAUDITED)

The following abbreviations are used in portfolio descriptions:

   AG      Aktiengesellschaft (German Stock Company)
   ADR     American Depository Receipt
   L.P.    Limited Partnership
   PLC     Public Limited Company
   SA      Sociedad Anomia (Spanish Corporation) or Societe
           Anonyme (French Corporation)

(a) Non-income producing security.

(b) Security segregated as collateral for futures contracts.

(c) Represents security purchased with cash collateral received for securities on loan.

(d) Portion of securities on loan with an aggregate market value of $648,016,591; cash collateral of $654,267,744 was received with which the portfolio purchased securities.

(e) Open Future Contracts as of June 30, 2000 were as follows:

  NUMBER OF                               EXPIRATION     VALUE AT       VALUE AT      APPRECIATION/
  CONTRACTS              TYPE                DATE       TRADE DATE    JUNE 30, 2000    DEPRECIATION
Long Position:
     39         U.S. 5 yr Treasury Note    Sep 00      $  3,783,000   $  3,861,609     $    78,609
     40         S&P 500 Index              Sep 00        14,977,000     14,681,000        (296,000)
     589        S&P 500 Index              Sep 00       219,082,750    216,177,725      (2,905,025)
                                                                                       -----------
                                                                                       $(3,122,416)
                                                                                       ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B33

                            HIGH YIELD BOND PORTFOLIO
JUNE 30, 2000 (UNAUDITED)

LONG-TERM INVESTMENTS -- 90.7%                                                                   PRINCIPAL
                                                               MOODY'S   INTEREST    MATURITY     AMOUNT        VALUE
                                                               RATING      RATE        DATE        (000)       (NOTE 2)
CORPORATE BONDS -- 77.6%                                       -------   --------   ----------   ---------   ------------
AEROSPACE -- 0.9%
  American Commercial Lines LLC, Sr. Notes..................    B1        10.25%    06/30/08     $   3,000   $  2,460,000
  BE Aerospace, Inc., Sr. Sub. Notes, AB....................    B1         9.50%    11/01/08         1,000        920,000
  Compass Aerospace Corp., Sr. Sub. Notes...................   Caa3      10.125%    04/15/05           750        112,500
  Continental Airlines, Inc., Sr. Notes.....................    Ba2        8.00%    12/15/05         1,850      1,711,546
  Delta Air Lines, Inc., Sr. Notes..........................   Baa3        8.30%    12/15/29           700        612,045
  Stellex Industries, Inc. Sr. Sub. Notes(d)................    B3         9.50%    11/01/07         4,000        800,000
  United Air Lines, Inc., Sr. Notes.........................   Baa3        9.75%    08/15/21           185        180,373
                                                                                                             ------------
                                                                                                                6,796,464
                                                                                                             ------------
AUTOMOTIVE PARTS -- 1.5%
  AM General Corp., Sr. Notes...............................    B3       12.875%    05/01/02         3,375      2,970,000
  Collins & Aikman Products, Sr. Sub. Notes.................    B2        11.50%    04/15/06           720        689,400
  Eagle Picher Holdings, Inc., Sr. Sub. Notes...............    B3        9.375%    03/01/08         1,750      1,470,000
  Hayes Lemmerz Int'l., Inc., Sr. Sub. Notes................    B2         8.25%    12/15/08           800        672,000
  Hayes Wheels Int'l., Inc., Sr. Sub. Notes, Ser. B.........    B2        9.125%    07/15/07         1,000        897,187
  Standyne Automotive Corp., Sr. Sub. Notes, Ser. B.........   Caa1       10.25%    12/15/07         2,000      1,680,000
  Tenneco Automotive, Inc., Sr. Sub. Notes..................    B2       11.625%    10/15/09         1,860      1,655,400
  United Rentals, Inc., Sr. Sub. Notes......................    B1         8.80%    08/15/08         1,370      1,198,750
                                                                                                             ------------
                                                                                                               11,232,737
                                                                                                             ------------
BANKS -- 0.4%
  Sovereign Bancorp, Sr. Notes..............................    Ba3       10.25%    05/15/04         1,235      1,217,821
  Sovereign Bancorp, Sr. Notes..............................    Ba3       6.625%    03/15/01           795        783,075
  Sovereign Bancorp, Sr. Notes..............................    Ba3       10.50%    11/15/06         1,265      1,265,000
                                                                                                             ------------
                                                                                                                3,265,896
                                                                                                             ------------
BROADCASTING & OTHER MEDIA -- 4.6%
  Ackerley Group, Inc., Sr. Sub. Notes, Ser. B .............    B2         9.00%    01/15/09         3,000      2,730,000
  Alliance Atlantis Communications, Inc., Sr. Sub. Notes ...    B2        13.00%    12/15/09         1,670      1,711,750
  American Lawyer Media Holdings, Inc., Sr. Disc. Notes,
    Zero Coupon
    (until 12/15/02)........................................    B3        12.25%    12/15/08         3,000      1,920,000
  Capstar Broadcasting Partners, Inc., Sr. Sub. Notes.......    B1         9.25%    07/01/07           875        872,813
  Globo Communicacoes, Sr. Notes (Brazil)...................    B2        10.50%    12/20/06         1,300      1,131,000
  Imax Corp., Sr. Notes ....................................    Ba2       7.875%    12/01/05           325        300,625
  Liberty Group Publishing, Inc., Sr. Disc. Notes, Zero
    Coupon (until 02/01/03).................................   Caa1      11.625%    02/01/09           240        117,600
  Lin Holdings Corp., Sr. Disc. Notes Zero Coupon (until
    03/01/03)...............................................    B3        10.00%    03/01/08         1,950      1,282,125
  Mail-Well I Corp., Sr. Sub. Notes ........................    B1         8.75%    12/15/08         4,750      4,037,500
  Phoenix Color Corp., Sr. Sub. Notes ......................    B3       10.375%    02/01/09         4,000      3,590,000
  Radio Unica, Sr. Disc. Notes, Zero Coupon (until
    08/01/02)...............................................    NR        11.75%    08/01/06         2,750      1,773,750
  Spectrasite Holdings, Inc., Sr. Sub. Notes................    B1         8.50%    05/15/09         1,900      1,021,250
  Spectrasite Holdings, Inc., Sr. Disc. Notes Zero Coupon
    (until 04/15/04)........................................    B3        11.25%    04/15/09           900        511,875
  Sullivan Graphics Inc., Sr. Sub. Notes ...................    Caa       12.75%    08/01/05         4,500      4,567,500
  Susquehanna Media Co., Sr. Sub. Notes ....................    B1         8.50%    05/15/09         1,800      1,710,000
  TV Azteca S.A. De CV, Sr. Notes, (Mexico).................    B1        10.50%    02/15/07         2,850      2,515,125
  XM Satellite Radio Holdings Inc., Sr. Notes...............    NR        14.00%    03/15/10         4,505      3,964,400
                                                                                                             ------------
                                                                                                               33,757,313
                                                                                                             ------------
BUILDING & RELATED INDUSTRIES -- 2.0%
  Ainsworth Lumber Ltd., Bonds, PIK.........................    B2        12.50%    07/15/07         4,625      4,625,000
  Building Materials Corp., Sr. Sub., Notes.................    Ba3        7.75%    07/15/05           265        218,625
  Collins & Aikman Floorcovering Sr. Sub. Notes.............    B3        10.00%    01/15/07           500        490,000
  Engle Homes, Inc., Sr. Notes..............................    B1         9.25%    02/01/08         2,300      1,932,000
  ICF Kaiser Int'l., Inc., Sr. Sub. Notes(d)................    B3        13.00%    12/31/03         4,450      2,047,000
  Lennar Corp., Sr. Notes...................................    Ba1        9.95%    05/01/10           345        340,688
  New Millenium Homes, Sr. Notes(d).........................    NR        13.50%    09/03/04         3,000      2,340,000

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B34

JUNE 30, 2000 (UNAUDITED)

                                                                                                 PRINCIPAL
                                                               MOODY'S   INTEREST    MATURITY     AMOUNT        VALUE
                                                               RATING      RATE        DATE        (000)       (NOTE 2)
CORPORATE BONDS (CONTINUED)                                    -------   --------   ----------   ---------   ------------
BUILDING & RELATED INDUSTRIES (CONT'D.)
  Nortek, Inc. Sr. Notes, Ser. B............................    B1        9.125%    09/01/07     $   2,770   $  2,562,250
  Webb (Del E.) Sr. Sub. Deb................................    B2        9.375%    05/01/09           425        355,937
                                                                                                             ------------
                                                                                                               14,911,500
                                                                                                             ------------
CABLE -- 7.6%
  Adelphia Communications Corp., Sr. Notes, PIK.............    B3         9.50%    02/15/04            43         39,784
  Adelphia Communications Corp., Sr. Notes..................    B2         9.25%    10/01/02         6,000      5,880,000
  Adelphia Communications Corp., Sr. Notes..................    B2        10.50%    07/15/04           500        500,000
  Avalon Cable Holdings Sr. Disc. Notes Zero Coupon (until
    12/01/03)...............................................    Caa      11.875%    12/01/08         6,000      3,900,000
  Century Communications Corp., Sr. Notes...................    B1         9.50%    03/01/05         8,500      8,138,750
  Charter Communications Holdings LLC, Sr. Notes............    B2        8.625%    04/01/04         4,855      2,755,212
  Classic Cable Inc., Sr. Sub. Notes........................    B3        10.50%    03/01/10         1,390      1,278,800
  Classic Cable, Inc., Sr. Sub. Notes.......................    B3        9.375%    08/01/09         1,095        952,650
  Coaxial Communications, Inc. Sr. Notes....................    B3        10.00%    08/15/06         1,250      1,193,750
  Diamond Cable Communications, Sr. Disc. Notes Zero Coupon
    (until 02/15/02) (United Kingdom).......................    B3         6.75%    02/15/07         4,000      3,080,000
  International Cabletel, Inc. Sr. Disc. Notes..............    B3        12.75%    04/15/05         6,100      6,237,250
  Mediacom LLC., Sr. Notes..................................    Ba2       7.875%    02/15/11         2,000      1,750,000
  Multicanal S.A., Bonds....................................    Ba3      13.125%    04/15/09         2,400(e)    2,304,000
  NTL, Inc., Sr. Notes, Zero Coupon (until 10/01/03) .......    B3       12.375%    10/01/08         3,750      2,418,750
  NTL, Inc., Sr. Notes, Zero Coupon (until 04/01/03)........    B3         9.75%    04/01/08         2,000      1,240,000
  Northeast Optic Sr. Notes.................................    NR        12.75%    08/15/08         2,005      1,864,650
  Rogers Cablesystems Ltd. Gtd. Notes.......................    B2        11.00%    12/01/15           235        253,800
  Scott Cable Communications, Inc. Jr. Sub., PIK............    NR        16.00%    07/18/02           108         32,400
  Star Choice Communications, Sr. Sec'd. Notes (Canada).....    B3        13.00%    12/15/05         3,000      3,075,000
  Telewest Communications PLC, Sr. Disc. Deb., Zero Coupon
    (until 2/01/05) (United Kingdom)........................    B1         9.25%     02/1/10         3,570      1,953,500
  United International Holdings, Inc., Sr. Disc. Notes, Zero
    Coupon (until 02/15/03).................................    B3        10.75%    02/15/08         4,750      3,313,125
  United Pan Europe Communications, Sr. Disc. Notes.........    B2        11.25%    11/01/09         4,125      3,568,125
                                                                                                             ------------
                                                                                                               55,729,546
                                                                                                             ------------
CHEMICALS -- 1.8%
  Avecia Group Plc, Sr. Notes...............................    B2        11.00%    07/01/09         2,595      2,543,100
  Huntsman ICI Chemical, Sr. Sub Notes......................    B2        10.13%     07/1/09         3,265      3,281,325
  Lyondell Chemical Co. Sr. Sub Notes.......................    Ba3      10.875%    05/01/09         2,625      2,605,312
  NL Industries, Inc., Sr. Notes............................    B1        11.75%    10/15/03           885        902,700
  Sterling Chemicals, Inc., Sr. Sub Notes...................    B3       12.375%    07/15/06           690        707,250
  Sterling Chemicals, Inc., Sr. Sub Notes...................    B3        11.75%    08/15/06         2,630      2,130,300
  Texas Petrochemicals Corp., Sr. Sub Notes.................    B3       11.125%    07/01/06         1,460      1,219,100
                                                                                                             ------------
                                                                                                               13,389,087
                                                                                                             ------------
CONSUMER PRODUCTS -- 0.8%
  Consumers International, Inc., Sr. Notes..................    B3        10.25%    04/01/05         3,125      1,593,750
  Electronic Retailing Systems Int'l., Sr. Disc. Notes (b)
    (cost $1,868,753; purchased 2/29/00)....................    NR        13.25%    02/01/04         2,000        420,000
  Radnor Holdings, Inc., Sr. Notes..........................    B2        10.00%    12/01/03         1,750      1,526,875
  Windmere-Durable Holdings, Inc., Sr. Notes................    B3        10.00%    07/31/08         2,000      1,960,000
                                                                                                             ------------
                                                                                                                5,500,625
                                                                                                             ------------
CONTAINERS -- 2.5%
  Ball Corp., Sr. Sub. Notes ...............................    B2         8.25%    08/01/08           500        468,125
  Gaylord Container Corp. Sr. Notes ........................     B         9.75%    06/15/07         2,100      1,638,000
  Owens Illinois Inc. Sr. Deb Notes ........................    Ba1        7.50%    05/15/10           340        294,868
  Owens-Illinois, Inc., Sr., Notes..........................    Ba1        7.85%    05/15/04         2,000      1,914,660
  Packaged Ice, Inc. Sr. Notes..............................    B3         9.75%    02/01/05         3,130      2,597,900
  Silgan Holdings Inc. Sr. Sub Notes........................    NR        13.25%    07/15/06         3,149      3,369,430
  Stone Container Corp., Sr. Sub Notes .....................    B2        11.50%    08/15/06           555        571,650

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B35

JUNE 30, 2000 (UNAUDITED)

                                                                                                 PRINCIPAL
                                                               MOODY'S   INTEREST    MATURITY     AMOUNT        VALUE
                                                               RATING      RATE        DATE        (000)       (NOTE 2)
CORPORATE BONDS (CONTINUED)                                    -------   --------   ----------   ---------   ------------
CONTAINERS (CONT'D.)
  Stone Container Corp., Sr. Sub Notes......................    B2        10.75%    10/01/02     $     490   $    494,900
  Stone Container Corp., Sr. Sub. Notes.....................    B2        12.58%    08/01/16           250        260,000
  Stone Container Corp., Sr. Sub. Notes ....................    B3        12.25%    04/01/02         6,800      6,851,000
                                                                                                             ------------
                                                                                                               18,460,533
                                                                                                             ------------
DRUGS & HEALTH CARE -- 3.9%
  Abbey Healthcare Group, Inc. Sr. Notes....................    B3         9.50%    11/01/02         1,890      1,833,300
  BIO Rad Laboratories, Inc., Sr. Sub Notes ................    B2       11.625%    02/15/07         1,070      1,103,438
  Columbia/HCA Healthcare Corp., Sr. Notes .................    Ba2        8.36%    04/15/24         2,000      1,770,000
  Columbia/HCA Healthcare Corp. Sr. Notes...................    Ba2        7.50%    11/15/95         2,570      1,959,625
  Columbia/HCA Healthcare Corp., Sr. Notes .................    Ba2        6.63%    07/15/45         1,000        952,210
  Concentra Operating Corp., Sr. Sub. Notes.................    B3        13.00%    08/15/09         1,936      1,635,075
  Dade Int'l., Inc. Sr. Sub Notes...........................    B2       11.125%    05/01/06         3,845      2,114,750
  Fresnius Medical Care, Sr. Notes..........................    NR        7.875%    02/01/08         2,250      2,013,750
  Harborside Healthcare Corp., Sr. Sub Disc. Notes Zero
    Coupon
    (until 08/01/03)........................................    B3        11.00%    08/01/08         2,500        500,000
  Healthsouth Corp., Sr. Notes..............................   Baa3       6.875%    06/15/05         1,905      1,652,949
  ICN Pharmaceuticals, Inc. Sr. Sub. Notes..................    Ba3       6.875%    11/15/08         3,250      3,152,500
  Integrated Health Svcs., Inc. Sr. Sub. Notes(d)...........     C         9.25%    01/15/08         3,250         65,000
  Lifepoint Hospitals Holdings, Inc. Sr. Sub. Notes.........    B3        10.75%    05/15/09           675        693,563
  Magellan Health Services, Inc. Sr. Sub. Notes.............   Caa1        9.00%    02/15/08         7,000      3,570,000
  Mariner Post Acute Network, Inc. Sr. Sub Disc. Notes(d)
    Zero Coupon
    (until 11/01/02)........................................     C        10.50%    11/01/07         5,520         34,500
  Team Health Inc., Sr. Sub. Notes..........................    B3        12.00%    03/15/09         3,250(e)   2,713,750
  Tenet Healthcare Corp., Sr. Sub. Notes, Ser. B............    Ba3       8.125%    12/01/08           430        392,375
  Triad Hospitals Holding Sr. Sub. Notes....................    B3        11.00%    05/15/09         2,555      2,615,681
                                                                                                             ------------
                                                                                                               28,772,466
                                                                                                             ------------
ENERGY -- 3.7%
  Applied Power, Inc., Sr. Sub. Notes.......................    B1         8.75%    04/01/09         1,450      1,500,750
  CMS Energy Corp. Sr. Notes................................    Ba3        7.50%    01/15/09         1,125      1,009,687
  DI Industries, Inc. Sr. Notes.............................    B1        8.875%    07/01/07         2,020      1,908,900
  Eott Energy Partners LP, Sr. Notes........................    Ba2       11.00%    10/01/09           710        720,650
  Gothic Production Corp., Sr. Notes........................    B3       11.125%    05/01/05         1,045        982,300
  Great Lakes Carbon Corp. Sr. Sub. Notes...................    B3        10.25%    05/15/08         2,000      1,600,000
  Key Energy Group, Inc. Ser. D.............................    NR         5.00%    09/15/04         3,500      2,756,250
  Parker Drilling Co., Sr. Notes, Ser. D....................    B1         9.75%    11/15/06         3,005      2,987,337
  RBF Finance Co., Sr. Sec'd. Notes.........................    Ba3      11.375%    03/15/09         2,600      2,808,000
  RBF Finance Co., Sr. Sec'd Notes dates: 08/23/99 through
    10/06/99)...............................................    Ba3       11.00%    03/15/06         2,410      2,584,725
  R & B Falcon Corp., Sr. Notes.............................    Ba3       12.25%    03/15/06           935      1,023,825
  Seven Seas Petroleum, Inc. Sr. Sub. Notes, Ser. B.........   Caa1       12.50%    05/15/05         1,500        375,000
  Tesoro Petroleum Corp. Sr. Sub Notes......................    B1         9.00%    07/01/08         3,000      2,857,500
  Universal Compression Holdings, Sr. Disc. Notes Zero
    Coupon (until 02/15/03).................................    B2        9.875%    02/15/08         1,750      1,251,250
  York Power Funding, Sr. Sec'd. Notes (Cayman Islands).....    Ba3       12.00%    10/30/07         3,000      2,940,000
                                                                                                             ------------
                                                                                                               27,306,174
                                                                                                             ------------
ENTERTAINMENT -- 1.1%
  Alliance Atlantis Sr. Sub Notes...........................    NR        13.00%    12/15/09         1,000      1,025,000
  Circus Enterprises, Inc. Sr. Notes........................   Baa3        6.45%    02/01/06         1,220      1,051,445
  Circus Enterprises, Inc. Sr. Notes........................   Baa3        6.70%    11/15/96         1,680      1,540,341
  Harrahs Entertainment, Inc. Sr. Sub. Gtd., Notes..........    Ba2       7.875%    12/15/05           250        235,000
  Park Place Entertainment Corp. Sr. Sub. Notes.............    Ba2       9.375%    02/15/07           485        485,000
  SFX Entertainment Inc. Sr. Sub. Notes.....................    B3        9.125%    12/01/08         3,500      3,535,000
  TVN Entertainment Corp. Sr. Notes.........................    NR        14.00%    08/01/08         1,135        454,000
                                                                                                             ------------
                                                                                                                8,325,786
                                                                                                             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B36

JUNE 30, 2000 (UNAUDITED)

                                                                                                 PRINCIPAL
                                                               MOODY'S   INTEREST    MATURITY     AMOUNT        VALUE
                                                               RATING      RATE        DATE        (000)       (NOTE 2)
CORPORATE BONDS (CONTINUED)                                    -------   --------   ----------   ---------   ------------
FINANCIAL SERVICES -- 1.4%
  AmeriCredit Corp., Sr. Notes..............................    B1         9.25%    02/01/04     $   1,350(e) $ 1,309,500
  AmeriCredit Corp., Sr. Notes..............................    B1        9.875%    04/15/06         3,000      2,940,000
  Calair Capital Corp., Sr. Notes...........................    Ba2       8.125%    04/01/08           400        344,000
  Delta Financial Corp., Sr. Notes..........................   Caa2        9.50%    08/01/04         1,075        483,750
  Hanvit Bank, Sr. Sub Notes................................    B1        12.75%    03/01/10         2,000      1,980,000
  Metris Companies, Inc., Gtd. Notes........................    Ba3      10.125%    07/15/06         3,000      2,850,000
                                                                                                             ------------
                                                                                                                9,907,250
                                                                                                             ------------
FOOD & BEVERAGE -- 3.0%
  Advantica Restaurant Group, Inc. Sr. Notes ...............    B3        11.25%    01/15/08         4,342      2,909,455
  Agrilink Foods, Inc. Sr., Gtd. Notes......................    B3       11.875%    11/01/08         2,260      1,808,000
  Ameriking, Inc. Sr. Notes.................................    B3        10.75%    12/01/06         1,000        830,000
  Aurora Foods, Inc. Sr. Sub. Notes.........................   Caa1       9.875%    02/15/07         1,310        759,800
  Carrols Corp. Sr. Notes ..................................    B2         9.50%    12/01/08         2,885      2,394,550
  CKE Restaurants, Inc., Gtd. Notes.........................    B1        9.125%    05/01/09         2,250      1,552,500
  Del Monte Foods Co., Sr. Disc. Notes, Zero Coupon (until
    12/15/02)...............................................   Caa1       12.50%    12/15/07           456        344,280
  Fresh Foods, Inc., Bonds..................................    B3        10.75%    06/01/06         2,300      1,426,000
  Grupo Azucarero, Sr. Notes (Mexico)(d)....................    B3        11.50%    01/15/05         2,900        783,000
  Premium Standard Farms, Sr. Sec'd. Notes, PIK(b) (cost
    $284,644, purchased 02/25/99)...........................    NR        11.00%    09/17/03           285        289,626
  Pilgrim's Pride Corp. Sr. Sub Notes.......................    B1       10.875%    08/01/03         1,919      1,933,393
  Purina Mills, Inc. Sr. Sub. Notes(b)(d)
    (cost $3,489,680; purchased 01/07/99 and 01/08/99)......    Ca         9.00%    03/15/10         3,500      1,015,000
  Sbarro, Inc., Sr. Notes...................................    Ba3       11.00%    09/15/09         1,260      1,282,050
  SFC New Holdings, Inc. Sr. Notes, PIK.....................    Ba3       11.25%    08/15/01         2,096      2,033,120
  SFC Sub, Inc. Deb Notes, Zero Coupon (until 06/15/05).....    NR        11.00%    12/15/09           465        470,000
  Stater Brothers Holdings, Sr. Notes.......................    B2        10.75%    08/15/06         2,020      1,777,600
  Vlasic Foods Int'l, Inc., Sr. Sub Notes...................   Caa1       10.25%    07/01/09         1,875        693,750
                                                                                                             ------------
                                                                                                               22,302,124
                                                                                                             ------------
GAMING -- 2.8%
  Alliance Gaming Corp., Sr. Sub. Notes, Ser. B.............   Caa1       10.00%    08/01/07         1,350        526,500
  Aztar Corp., Sr. Sub. Notes...............................    B2        8.875%    05/15/07         1,250      1,168,750
  Boyd Gaming Corp., Sr. Sub. Notes.........................    B1         9.50%    07/15/07         1,085      1,041,600
  Casino Magic Corp., First Mtge. Bonds.....................    B1        13.00%    08/15/03         3,750      3,993,750
  Coast Hotels & Casinos, Inc., Sr. Sub. Notes..............    B3         9.50%    04/01/09           600        573,000
  Fitzgeralds Gaming Corp., Sr. Notes(d) (b) (cost
    $2,271,503; purchased 12/22/97).........................    B3        12.25%    12/15/04         2,375      1,306,250
  Hollywood Park, Inc. Sr. Sub Notes........................    B2         9.25%    02/15/07         3,500      3,491,250
  Harveys Casino Resorts Sr. Sub. Notes.....................    B2       10.625%    06/01/06         2,960      3,019,200
  Station Casinos, Inc., Sr. Sub. Notes.....................    B1       10.125%    03/15/06           260        261,300
  Station Casinos, Inc., Sr. Sub. Notes.....................    B1        9.875%    07/01/10         1,605      1,613,025
  Trump Atlantic City Assoc., First Mtge. Notes.............    B3        11.25%    05/01/06           630        441,000
  Venetian Casino Resort LLC, Gtd. Notes....................    NR        12.25%    11/15/04         2,880      2,908,800
                                                                                                             ------------
                                                                                                               20,344,425
                                                                                                             ------------
INDUSTRIAL -- 1.4%
  International Wireless Group, Inc. Sr. Sub Notes..........    NR        11.75%    06/01/05           700        703,500
  International Wireless Group, Inc. Sr. Sub Notes(c).......    B3        11.75%    06/01/05         3,000      3,015,000
  Kaiser Aluminum & Chemical Corp., Sr. Sub Notes...........    NR         9.88%    02/15/02           250        240,000
  Motors & Gears, Inc., Sr. Notes...........................    B3        10.75%    11/15/06         3,500      3,395,000
  Neenah Corp. Sr. Sub Notes................................    B3       11.125%    05/01/07           250        191,250
  Thermadyne Holdings Sr. Disc. Notes Zero Coupon (until
    06/01/03)...............................................   Caa1       12.50%    06/01/08         2,375        855,000
  Thermadyne Manufacturing Sr. Sub. Notes...................    B3        9.875%    06/01/08         2,500      1,925,000
                                                                                                             ------------
                                                                                                               10,324,750
                                                                                                             ------------
LEISURE -- 0.9%
  Bally Health & Tennis Corp., Sr. Sub. Notes...............    B3        9.875%    10/15/07         3,855      3,527,325

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B37

JUNE 30, 2000 (UNAUDITED)

                                                                                                 PRINCIPAL
                                                               MOODY'S   INTEREST    MATURITY     AMOUNT        VALUE
                                                               RATING      RATE        DATE        (000)       (NOTE 2)
CORPORATE BONDS (CONTINUED)                                    -------   --------   ----------   ---------   ------------
LEISURE (CONT'D.)
  ITT Corp. Sr. Sub. Notes, Ser. B..........................    Ba1       7.375%    11/15/15     $   1,250   $  1,035,700
  Premier Parks, Inc. Sr. Notes.............................    B3         9.75%    06/15/07         2,000      1,925,000
                                                                                                             ------------
                                                                                                                6,488,025
                                                                                                             ------------
LODGING -- 0.4%
  Hilton Hotels, Sr. Notes..................................   Baa1        7.50%    12/15/17           285        240,115
  HMH Properties, Inc. Sr. Notes Ser. C ....................    Ba2        8.45%    12/01/08         3,350      3,082,000
                                                                                                             ------------
                                                                                                                3,322,115
                                                                                                             ------------
MANUFACTURING -- 1.0%
  Corning Consumer Prod. Co. Sr. Sub Notes..................    B3        9.625%    05/01/08         4,250      2,826,250
  Gentek, Inc. Sr. Sub Notes................................    B2        11.00%    08/01/09         1,620      1,644,300
  Polymer Group Inc., Sr. Sub Notes, Ser. B ................    B2         9.00%    07/01/07           570        484,500
  Polymer Group, Inc., Sr. Sub Notes, Ser. B ...............    B2         8.75%    03/01/08           855        718,200
  Venture Holdings, Inc., Sr. Notes, Ser. B ................    B2         9.50%    07/01/05         2,270      1,657,100
                                                                                                             ------------
                                                                                                                7,330,350
                                                                                                             ------------
MISCELLANEOUS -- 0.9%
  Continental Global Group, Inc., Sr. Notes ................    B3        11.00%    04/01/07         2,320        580,000
  Intersil Corp., Sr. Sub Notes.............................    B3        13.25%    08/15/09           909      1,027,170
  It Group, Inc., Sr. Sub Notes ............................    B3        11.25%    04/01/09         2,080      1,872,000
  La Petite Academy, Inc., Sr. Notes .......................    B3        10.00%    05/15/08         1,250        737,500
  MSX International, Inc., Gtd. Notes.......................    B3        11.38%    01/15/08         1,750      1,653,750
  Sun World International, Gtd. Notes ......................    B2        11.25%    04/15/04           270        251,100
  USEC, Inc., Sr. Notes.....................................    Ba1        6.75%    01/20/09         1,000        692,300
                                                                                                             ------------
                                                                                                                6,813,820
                                                                                                             ------------
OIL & GAS -- 2.2%
  Canadian First Oil, Ltd., Sr. Sub Notes ..................    B2         8.75%    09/15/07         1,610      1,513,400
  Clark USA, Inc., Sr. Notes................................    B3       10.875%    12/01/05         1,250        687,500
  Comstock Resources, Inc., Sr. Notes ......................    B2        11.25%    05/01/07         4,500      4,556,250
  Houston Exploration Co., Sr. Sub Notes....................    B2        8.625%    01/01/08           815        757,950
  Leviathan Gas, Sr. Sub. Notes.............................    Ba2      10.375%    06/01/09         2,000      2,035,000
  Plains Resources, Inc., Sr. Sub. Notes ...................    B2        10.25%    03/15/06           870        863,475
  Snyder Oil Corp., Sr. Notes...............................    Ba3        8.75%    06/15/07         1,000        990,000
  Swift Energy Co., Sr. Sub. Notes .........................    B2        10.25%    08/01/09         2,015      2,035,150
  Vintage Petroleum, Inc., Sr. Sub Notes ...................    B1         9.75%    06/30/09         3,125      3,156,250
                                                                                                             ------------
                                                                                                               16,594,975
                                                                                                             ------------
PAPER & PACKAGING -- 2.3%
  AMM Holdings, Inc., Sr. Disc. Notes, Zero Coupon (until
    07/01/03)...............................................   Caa1       13.50%    07/01/09         6,000        300,000
  APP International, Sr. Sec'd Notes........................    Ba3       11.75%    10/01/05         1,296        828,800
  APP Int'l., Gtd. Notes ...................................    B3        11.75%    10/01/05         2,600      1,820,000
  Doman Industries Ltd., Sr. Notes .........................   Caa1        9.25%    11/15/07           270        199,800
  Doman Industries Ltd., Sr. Notes .........................   Caa1        8.75%    03/15/04         2,915      2,244,550
  Graham Packaging, Sr. Disc. Notes Zero Coupon (until
    01/15/03) ..............................................    Caa       10.75%    01/15/09         1,100        616,000
  Maxxam Group, Inc., Sr. Notes.............................    B3        12.00%    08/01/03         4,300      3,956,000
  Repap New Brunswick, Inc. Sr. Sec'd Notes ................    B3       10.625%    04/15/05         4,805(e)   4,228,400
  Riverwood Int'l., Corp., Gtd. Notes ......................    B3        10.25%    04/01/06           495(e)     470,250
  Riverwood Int'l., Corp., Gtd. Notes ......................    B3       10.625%    08/01/07           455        443,625
  Riverwood Int'l., Corp., Gtd. Notes ......................    Caa      10.875%    04/01/08           455        395,850
  Sligan Holdings, Inc. Sub. Debs. PIK......................    NR        13.25%    07/15/06         1,250      1,185,250
                                                                                                             ------------
                                                                                                               16,688,525
                                                                                                             ------------
REAL ESTATE -- 0.6%
  CB Richards Ellis Svcs., Inc. Sr. Sub Notes ..............    B1        8.875%    06/01/06         1,600      1,370,000

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B38

JUNE 30, 2000 (UNAUDITED)

                                                                                                 PRINCIPAL
                                                               MOODY'S   INTEREST    MATURITY     AMOUNT        VALUE
                                                               RATING      RATE        DATE        (000)       (NOTE 2)
CORPORATE BONDS (CONTINUED)                                    -------   --------   ----------   ---------   ------------
REAL ESTATE (CONT'D.)
  Intrawest Corp., Sr. Notes................................    B1        10.50%    02/01/10     $   1,275   $  1,300,500
  Saul B F Real Estate Investment Trust Sr. Sec'd Note......    NR         9.75%    04/01/08         1,750      1,518,125
                                                                                                             ------------
                                                                                                                4,188,625
                                                                                                             ------------
RETAIL -- 2.5%
  Big 5 Holdings Corp. Sr. Disc Notes, Zero Coupon (until
    11/30/02) ..............................................    NR        13.45%    11/30/08         1,500        735,000
  Duane Reade, Inc., Sr. Sub Notes .........................    B3         9.25%    02/15/08           270        244,013
  Franks Nursery & Crafts, Sr. Sub. Notes ..................   Caa1       10.25%    03/01/08         2,100        756,000
  French Fragrances, Inc., Sr. Notes, Ser. B ...............    B2       10.375%    05/15/07           470        453,550
  Kasper A.S.L Ltd., Sr. Notes..............................    NR        13.00%    03/31/04         7,171      4,876,280
  Musicland Group, Inc., Gtd. Notes.........................    B3         9.88%    03/15/08         4,600      4,186,000
  Phar-Mor, Inc., Sr. Notes ................................    B3        11.72%    09/11/02         3,429      2,777,490
  Phillips Van Heusen Corp., Sr. Sub. Notes.................    B1         9.50%    05/01/08         1,250      1,137,500
  Specialty Retailers, Inc., Gtd. Notes(d)..................    Ca         8.50%    07/15/05         1,615         80,750
  TNP Enterprises, Inc., Sr. Notes..........................    Ba3       10.25%    04/01/10         3,000      3,082,500
                                                                                                             ------------
                                                                                                               18,329,083
                                                                                                             ------------
STEEL & METALS -- 1.9%
  Alaska Steel Corp., Gtd. Notes............................    Ba2       7.875%    02/15/09           500        443,750
  Algoma Steel, Inc., First Mtge. Notes.....................    B2       12.375%    07/15/05         1,765      1,535,550
  Golden Northwest Alum., Inc., First Mtge. Notes...........    B2         9.00%    07/01/07           570        410,850
  Kaiser Aluminum & Chemical Corp. Sr. Sub Notes............    B3        12.75%    02/01/03         4,000      3,670,000
  LTV Corp. Sr. Notes.......................................    Ba3       11.75%    11/15/09         1,450      1,232,500
  National Steel Corp. Gtd. Sec'd First Mtge. Notes.........    Ba3       9.875%    03/01/09           340        289,000
  Renco Steel Holdings, Sr. Notes...........................    NR       10.875%    02/01/05           500        410,000
  Sheffield Steel Corp., First Mtge. Notes..................    NR        11.50%    12/01/05         3,500      2,450,000
  Wheeling-Pittsburgh Corp., Sr. Notes......................    B2         9.25%    11/15/07         2,600      1,690,000
  WHX Corp., Sr. Notes......................................    B3        10.50%    04/15/05         3,015      2,261,250
                                                                                                             ------------
                                                                                                               14,392,900
                                                                                                             ------------
SUPERMARKETS -- 1.1%
  Homeland Stores, Inc., Sr. Notes..........................    NR        10.00%    08/01/03         4,260      2,896,800
  Pantry, Inc., Sr. Notes...................................    B3        10.25%    10/15/07         2,615      2,471,175
  Pathmark Stores, Inc. Sr. Sub Notes(d)....................    B3        9.625%    05/01/03         4,215      2,950,500
                                                                                                             ------------
                                                                                                                8,318,475
                                                                                                             ------------
TECHNOLOGY -- 0.8%
  Ampex Corp., Sr. Notes....................................    NR        12.00%    03/15/03         5,000      5,025,000
  Details Holding Corp., Sr. Disc. Notes, Zero Coupon (until
    11/15/02)...............................................    NR        12.50%    11/15/07         1,000        660,000
                                                                                                             ------------
                                                                                                                5,685,000
                                                                                                             ------------
TEXTILES -- 1.4%
  Burlington Inds., Inc. Sr. Notes..........................    Ba2        7.25%    08/01/27         1,000        660,000
  Cluett American Corp., Sr. Sub Notes .....................    B3       10.125%    05/15/08         3,060      2,264,400
  Foamex L.P., Sr. Sub Notes ...............................    B3        9.875%    06/15/07         2,950      2,212,500
  Simmons Co. Sr. Sub Notes, Ser. B.........................    B3        10.25%    03/15/09         4,000      3,500,000
  Steel Heddle Manufacturing Co., Sr. Sub. Notes............   Caa1      10.625%    06/01/06         2,000        700,000
  Worldtex, Inc. Sr. Notes, Ser. B .........................    B1        9.625%    12/15/07         1,900        712,500
                                                                                                             ------------
                                                                                                               10,049,400
                                                                                                             ------------
TELECOMMUNICATIONS -- 20%
  Allegiance Telecommunications, Inc., Sr. Disc. Notes, Zero
    Coupon
    (until 02/15/03)........................................    NR        11.75%    02/15/08         3,300      2,392,500
  Allegiance Telecommunications, Inc., Sr. Notes............    NR       12.875%    05/15/08         1,750      1,890,000
  Birch Telecommunications, Inc., Sr. Notes.................    NR        14.00%    06/15/08         2,500      2,425,000
  Caprock Communications, Sr. Notes.........................    Caa       12.00%    07/15/08         1,500      1,395,000
  Cellnet Data Systems, Inc., Sr. Disc. Notes, Zero Coupon
    (until 10/01/02)(b) (cost $2,566,560; purchased
    01/26/99)...............................................    NR        14.00%    10/01/07         3,680        257,600

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B39

JUNE 30, 2000 (UNAUDITED)

                                                                                                 PRINCIPAL
                                                               MOODY'S   INTEREST    MATURITY     AMOUNT        VALUE
                                                               RATING      RATE        DATE        (000)       (NOTE 2)
CORPORATE BONDS (CONTINUED)                                    -------   --------   ----------   ---------   ------------
TELECOMMUNICATIONS (CONT'D.)
  Charter Communications Int'l., Sr. Notes..................    B2        10.25%    01/15/10     $   2,235   $  2,156,775
  Charter Communications Int'l., Sr. Notes..................    B2        10.00%    01/15/10         4,000      2,270,000
  Charter Communications Int'l., Sr. Notes..................    B2        10.00%    04/01/09         1,000        972,500
  DTI Holdings, Inc. Sr. Disc. Notes Zero Coupon (until
    03/01/03)...............................................    NR        12.50%    03/01/08         1,000        421,250
  Exodus Communications, Inc. Sr. Notes.....................    NR        10.75%    12/15/09         1,680      1,621,200
  Exodus Communications, Inc. Sr. Notes.....................    NR       11.625%    07/15/10         4,280      4,301,400
  Fairpoint Commerce Sr. Sub Notes..........................    B3        12.50%    05/01/10         2,120      2,141,200
  Focal Communications Corp. Sr. Notes......................    B3       11.875%    01/15/10           650        654,875
  Geotek Communications, Inc., Sr. Disc. Notes(d)...........    Ca        15.00%    07/15/05         5,000      2,391,360
  Global Crossing Holdings, Ltd. Sr. Notes..................    Ba2        9.13%    11/15/06         3,520      3,381,750
  Globix Corp., Sr. Notes...................................    NR        12.50%    02/01/10         3,400      2,805,000
  GT Group Telecom Inc. Sr. Notes...........................   Caa1       13.25%    02/01/05         6,725      3,698,750
  Hyperion Telecommunications Inc., Sr. Disc Notes..........    B3        13.00%    04/15/03         2,205      2,028,600
  Hyperion Telecommunications, Inc. Sr. Sec'd...............    B3        12.25%    09/01/04         1,150      1,167,250
  Impsat Corp. Gtd. Sr. Notes...............................    B2       12.125%    07/15/03         2,235      1,989,150
  Impsat Corp. Sr. Notes....................................    B3       12.375%    06/15/08         3,000      2,370,000
  IPC Information Systems, Inc. Sr. Disc. Notes, Zero Coupon
    (until 05/01/01)........................................    B3       10.875%    05/01/08         2,250      2,030,625
  KMC Telecom Holdings Inc. Sr. Notes.......................    NR        13.50%    05/15/09         1,985      1,707,100
  Level 3 Communications, Inc. Sr. Disc Notes, Zero Coupon
    (until 12/01/03) .......................................    B3        10.50%    12/01/08         4,760      2,903,600
  Level 3 Communications, Inc. Sr. Notes....................    NR        10.50%    03/15/05        25,000     13,750,000
  Level 3 Communications, Inc. Sr. Notes....................    B3        11.00%    03/15/08           615        608,850
  Mcleodusa, Inc., Sr. Sub Notes Zero Coupon (until
    03/01/02)...............................................    B1        10.50%    03/01/07         2,765      2,231,625
  McLeodusa, Inc., Sr. Sub Notes............................    B1        8.375%    03/15/08           150        136,500
  Mcleodusa, Inc., Sr. Sub Notes............................    B1        8.125%    02/15/09           200        180,000
  Metromedia Fiber Network, Inc., Sr. Notes ................    B2        10.00%    12/15/09         1,645      1,628,550
  Microcell Telecommunications, Zero Coupon (until
    06/01/04)...............................................    B3        12.00%    06/01/09         5,500      3,616,250
  Millicom International Cellular S.A Sr. Sub Disc. Notes...    B3        12.00%    06/30/01         4,245      3,650,700
  Netia Holdings Sr. Disc. Notes Zero Coupon (until
    11/01/01)...............................................    B2        11.25%    11/01/07         3,480      2,340,300
  Netia Holdings Sr. Notes..................................    B2        10.25%    11/01/07         2,350      1,938,750
  Nextel Communications, Inc. Sr. Sub Notes.................    B1        9.375%    11/15/09         5,065      4,862,400
  Nextel Communications, Inc. Sr. Sub Notes, Zero Coupon
    (until 09/15/02)........................................    B1        10.65%    09/15/07        11,515      9,039,275
  Nextel Partners, Inc. Sr. Disc. Notes, Zero Coupon (until
    02/01/04)...............................................    B3        14.00%    02/01/09         1,661      1,137,785
  Nextlink Communications, Inc. Sr. Disc. Notes.............    B2        10.75%    06/01/09         2,340      2,316,600
  Nextlink Communications Inc. Sr. Notes ...................    B2        10.50%    12/01/09         2,140      2,097,200
  Price Communications Wireless, Inc. Sr. Sub Notes.........    B2        11.75%    07/15/07         1,750      1,876,875
  Primus Telecommunications Group, Sr. Notes ...............    B3        12.75%    10/15/09         2,465      1,972,000
  PSINet, Inc. Sr. Notes....................................    B3        11.00%    08/01/09         5,345      4,944,125
  PTC Int'l. Corp., Gtd. Notes, Zero Coupon (until
    07/01/02)...............................................    B2        10.75%    07/01/07         1,250        887,500
  RCN Corp. Sr. Notes.......................................    B3        10.00%    10/05/07            17        435,765
  RCN Corp. Sr. Notes ......................................    B3       10.125%    01/15/10         1,235      1,037,400
  RSL Communications Plc, Sec'd Notes.......................    B2        12.00%    11/01/08         1,000        730,000
  RSL Communications Plc, Sr. Notes.........................    B2        12.25%    11/15/06         1,500      1,230,000
  SF Holdings Group, Inc. Sr. Notes.........................    NR        10.25%    08/15/03            22        242,275
  Telegroup Inc. Sr. Disc Notes(d) .........................    NR        10.50%    11/01/04         4,000      2,140,000
  Tritel PCS, Inc., Sr. Disc. Notes, Zero Coupon (until
    05/15/04)...............................................    B3        12.75%    05/15/09         4,000      2,640,000
  US Unwired Inc. Sr. Disc. Notes, Zero Coupon (until
    11/01/04)...............................................   Caa1      13.375%    11/01/09         7,340      3,981,950
  US Xchange LLC. Sr. Notes.................................    NR        15.00%    07/01/08         2,250      2,452,500
  Verio, Inc. Sr. Notes.....................................    B3        11.25%    12/01/08           210        235,725
  Versatel Telecom Sr. Notes................................   Caa1      11.875%    07/15/09           625        615,625
  Versatel Telecom Sr. Notes................................   Caa1       13.25%    05/15/08         2,000      2,040,000
  Viasystems, Inc., Sr. Sub. Notes..........................    B3         9.75%    06/01/07         3,705      3,223,350
  Viatel, Inc. Sr. Disc. Notes Zero Coupon (until
    04/15/03)...............................................    NR        12.50%    04/15/08         1,100        506,000
  Viatel, Inc. Sr. Notes ...................................   Caa1       11.25%    04/15/08         1,500      1,125,000
  Viatel, Inc., Sr. Notes ..................................    B3        11.50%    03/15/09         2,401      1,824,760
  VoiceStream Wireless Corp. Sr. Disc. Notes................    B2       11.875%    11/15/09        10,515      6,992,475
  VoiceStream Wireless Corp. Sr. Disc. Notes................    B2       10.375%    11/15/09         1,840      1,922,800

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B40

JUNE 30, 2000 (UNAUDITED)

                                                                                                 PRINCIPAL
                                                               MOODY'S   INTEREST    MATURITY     AMOUNT        VALUE
                                                               RATING      RATE        DATE        (000)       (NOTE 2)
CORPORATE BONDS (CONTINUED)                                    -------   --------   ----------   ---------   ------------
TELECOMMUNICATIONS (CONT'D.)
  WamNet, Inc., Sr. Disc Notes, Zero Coupon (until
    03/01/02)...............................................    NR        13.25%    03/01/05     $     500   $    280,000
  Williams Communications Group, Inc., Sr. Notes............    B2       10.875%    10/01/09         5,080      4,978,400
                                                                                                             ------------
                                                                                                              147,221,795
                                                                                                             ------------
TRANSPORTATION -- 0.2%
  Holt Group, Inc. Sr. Notes ...............................   Caa3        9.75%    01/15/06           800         80,000
  Kitty Hawk, Inc. Sr. Notes(d).............................    B1         9.95%    11/15/04         2,000        800,000
  Trism, Inc., Sr. Notes ...................................    NR        12.00%    02/15/05            83         59,389
  Trism, Inc., Sr. Notes ...................................    NR        12.00%    02/04/05         1,305        874,115
                                                                                                             ------------
                                                                                                                1,813,504
                                                                                                             ------------
UTILITIES -- 0.7%
  AES Corp., Sr. Sub Notes..................................    Ba1        9.50%    06/01/09         5,000      4,900,000
  AES Corp., Sr. Sub. Notes.................................    Ba1       8.875%    11/01/27            50         41,000
                                                                                                             ------------
                                                                                                                4,941,000
                                                                                                             ------------
WASTE MANAGEMENT -- 1.3%
  Allied Waste of North America, Inc., Sr. Sub Notes .......    Ba3       10.00%    08/01/09         1,310      1,100,400
  Allied Waste of North America, Inc., Sr. Notes............    Ba3       7.875%    01/01/09         4,560      3,876,000
  Allied Waste of North America, Inc., Sr. Notes............    Ba3       7.625%    01/01/06         3,250      2,843,750
  GNI Group, Inc. Sr. Notes.................................   Caa3      10.875%    07/15/05         4,000        800,000
  Waste Management, Inc., Sr. Notes(b) (cost $912,342;
    purchased 2/29/00)......................................    Ba1       6.375%    12/01/03         1,000        925,710
                                                                                                             ------------
                                                                                                                9,545,860
                                                                                                             ------------
TOTAL CORPORATE BONDS
  (cost $669,502,566).....................................................................................    572,050,128
                                                                                                             ------------

CONVERTIBLE BONDS -- 0.4%
OIL/GAS
  Key Energy Group, Inc. (cost $2,759,048)..................    NR         5.00%    09/15/04         3,500      2,756,250
                                                                                                             ------------
                                                                                                  SHARES
COMMON STOCK -- 5.1%                                                                             ---------
  Callahan Nordrhein Westfalen..............................                                        11,500      7,743,125
  CD Radio, Inc.............................................                                         4,245      2,377,200
  Classic Communications, Inc.(a)...........................                                         6,000         51,000
  Dr. Pepper Bottling Holdings, Inc. (Class B)(a)(b) (cost
    $5,226; purchased 10/21/88).............................                                         5,807        145,175
  Federal Mogul Corp. ......................................                                         2,475      1,737,250
  Flextronics International Ltd.............................                                         3,000      3,030,000
  Fox Family Worldwide, Inc.................................                                           425        380,375
  Intermediate Act Operating Co., Inc. .....................                                         2,354      1,082,840
  Lodgian Financing Corp....................................                                           400        312,000
  Maxcom Telecommunications.................................                                           245        215,600
  Mcleodusa, Inc., (b) (cost 130,705; purchased at
    06/26/00)...............................................                                            16        336,039
  Midland Funding Corp. ....................................                                           170        190,301
  Norampac Inc. ............................................                                           350        337,750
  Orion Power Holdings Inc..................................                                         4,900      5,047,000
  Packaging Resources, Inc.(a)..............................                                         2,251        900,526
  Premier Cruises, Ltd. (a)(b) (cost $0; purchased
    09/15/99)...............................................                                        74,058        203,660
  Samuels Jewelers Inc.(a) .................................                                            38        168,750
  South Carolina Holding Corp. .............................                                         1,596      1,703,730
  Star Gas Partners L. P....................................                                         2,561         39,375

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B41

JUNE 30, 2000 (UNAUDITED)

                                                                                                                VALUE
                                                                                                  SHARES       (NOTE 2)
COMMON STOCK (CONTINUED)                                                                         ---------   ------------
  United Pan Europe Commerce................................                                        13,495   $  8,252,550
  Waste Systems International, Inc.(a)(b) (cost $1,970,169;
    purchased 02/01/99).....................................                                           503        880,864
  YankeeNets LLC(b) (cost $2,100,000; purchased 03/09/00)...                                         2,100      2,021,250
                                                                                                             ------------
TOTAL COMMON STOCKS
  (cost $42,333,756)......................................................................................     37,156,360
                                                                                                             ------------
PREFERRED STOCKS -- 6.7%
  Adelphia Communications, Inc., PIK........................                                        65,250      6,851,250
  AmeriKing, Inc., Sr. Notes PIK............................                                        27,505        220,040
  California Federal Bancorp, Inc. .........................                                       100,000      2,118,750
  CSC Holdings, Inc., PIK...................................                                        38,533      4,055,566
  Century Maintenance Supplies, PIK.........................                                        48,369      3,627,675
  Clark USA, Inc., PIK......................................                                           626        125,250
  Cluett American Corp., PIK................................                                        44,746        907,105
  Contour Energy Co.(a).....................................                                        38,400        254,400
  Dobson Communications, PIK................................                                         4,833      4,978,614
  Eagle-Picher Holdings, Inc.(a)............................                                           170        510,000
  Fitzgeralds Gaming, Inc.(a)...............................                                        50,000         50,000
  Geneva Steel, Inc.(a).....................................                                        22,000          2,200
  Global Crossing Holdings, Ltd., PIK.......................                                        16,250      1,576,250
  GPA Group Plc(a)..........................................                                     1,550,000        744,000
  ICG Communications, Inc., PIK.............................                                         1,567      1,316,272
  Intermedia Communications, Inc., PIK......................                                           129        298,151
  Isle Capri Black Hawk LLC ................................                                         4,000      4,360,000
  Nextel Communications, Inc., PIK..........................                                         1,084      1,051,480
  Paxson Communications Inc., PIK...........................                                           591      5,664,750
  Primedia, Inc.............................................                                        44,668      4,154,124
  R&B Falcon Corp., PIK.....................................                                         3,305      3,751,719
  Rural Cellular Corp., PIK.................................                                            12         11,280
  Supermarkets General Holdings Corp., PIK(a)...............                                        25,000          4,062
  Viasystems, Inc., PIK(a)..................................                                        47,804        860,467
  Waste Systems International Inc.(b) (cost 4,000,000;
    purchased 2/29/00)......................................                                         4,038      1,070,070
  World Access Inc.(b) (cost $2,000,000; purchased
    02/11/00)...............................................                                         1,332        852,480
                                                                                                             ------------
TOTAL PREFERRED STOCKS
  (cost $65,810,623)......................................................................................     49,415,955
                                                                                                             ------------

                                                                                    EXPIRATION
                                                                                       DATE        UNITS
WARRANTS(a) -- 0.9%                                                                 ----------   ---------
  21st Century Telecom Group, Inc. .........................                        02/15/10           400          4,900
  Allegiance Telecommunications, Inc. ......................                        02/03/08         3,800        444,600
  American Banknote Corp. ..................................                        12/01/02         2,500             25
  Ampex Corp. ..............................................                        03/15/03       170,000          1,700
  Asia Pulp & Paper Ltd.(b) (cost $0; purchased 3/09/00)....                        03/15/05         1,295             13
  Bell Technology Group, Ltd. ..............................                        03/15/03         1,250         51,250
  Bestel S.A................................................                        05/01/05         2,500         30,000
  Birch Telecomm, Inc. .....................................                        06/15/08         2,500         13,750
  Cellnet Data Systems, Inc. ...............................                        09/15/07         7,010             70
  Clearnet Communications, Inc. ............................                        09/15/05        26,202        628,848
  DTI Holdings, Inc. .......................................                        03/01/08         5,000             50
  Electronic Retailing Systems..............................                        02/01/04         2,000          2,000
  First World Communications................................                        04/15/08         1,175         82,250
  GT Group Telecommunication, Inc. .........................                        02/01/10         6,725              0
  HFI Icon Health...........................................                        09/27/09        18,093         27,140
  Intelcom Group, Inc. .....................................                        09/15/05        20,790        353,430
  Interact Systems, Inc. ...................................                        12/15/09         4,400             44
  Intermediate Act Electronic Mktg. Inc.....................                        12/15/09         4,400         22,000
  Maxcom Telecommunications.................................                        04/01/07           245              0
  McCaw Int'l., Ltd. .......................................                        01/01/49         1,650          6,600

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B42

JUNE 30, 2000 (UNAUDITED)

                                                                                    EXPIRATION                  VALUE
                                                                                       DATE        UNITS       (NOTE 2)
WARRANTS (CONTINUED)                                                                ----------   ---------   ------------
  MGC Communications, Inc. .................................                        01/01/49             2   $    585,000
  Pagemart, Inc. ...........................................                        12/31/03         9,200         59,800
  Powertel, Inc. ...........................................                        02/01/06         6,720        342,720
  Price Communications Cellular Holdings....................                        08/01/07         6,880      1,148,960
  Primus Telecommunications Group...........................                        05/01/07         1,500         46,125
  R & B Falcon .............................................                        05/01/09         2,875      1,437,500
  Star Choice Communications, Inc. .........................                        12/15/05        69,480        451,620
  Sterling Chemical Holdings, Inc. .........................                        08/15/08           560          5,040
  TVN Entertainment Corp. ..................................                        08/01/08         1,135              0
  USN Communications, Inc. .................................                        10/15/04        10,590              0
  Versatel Telecommunications...............................                        05/15/08         2,000      1,040,000
  WamNet, Inc. .............................................                        08/01/08         3,000         36,000
  Waste Systems International...............................                        11/15/06        60,000         30,000
  XM Satellite Radio Inc. ..................................                        03/03/10         4,505              0
                                                                                                             ------------
TOTAL WARRANTS
  (cost $2,071,260).......................................................................................      6,851,435
                                                                                                             ------------
TOTAL LONG-TERM INVESTMENTS
  (cost $782,477,253).....................................................................................    668,230,128
                                                                                                             ------------

SHORT-TERM INVESTMENTS -- 12.2%                                                                  PRINCIPAL
                                                               MOODY'S   INTEREST    MATURITY     AMOUNT        VALUE
                                                               RATING      RATE        DATE        (000)       (NOTE 2)
CORPORATE BONDS -- 3.3%                                        -------   --------   ----------   ---------   ------------
AEROSPACE -- 0.4%
  Aircraft Funding, Sr. Notes...............................    NR        12.00%     07/16/00    $  1,024         870,731
  United States Air, Inc., Sr. Notes........................    B3         9.63%     02/01/01       2,000       1,977,600
                                                                                                             ------------
                                                                                                                2,848,331
                                                                                                             ------------
CABLE
  Century Communications Corp...............................    B1         9.50%     08/15/00         100          99,500
                                                                                                             ------------
CONSUMER PRODUCTS -- 0.4%
  Coinstar, Inc., Sr. Disc. Notes...........................    NR        13.00%     06/30/00       3,275       3,307,750
                                                                                                             ------------
LEISURE -- 0.4%
  Santa Fe Hotel, Inc., Gtd. First Mtge. Notes..............    Caa       11.00%     12/15/00       2,750       2,667,600
                                                                                                             ------------
RETAIL -- 0.4%
  Family Restaurants, Inc., Sr. Notes.......................    NR        15.00%     06/30/00       3,000       3,000,000
                                                                                                             ------------
TELECOMMUNICATIONS -- 1.6%
  Bestel S.A., Sr. Disc. Notes..............................    NR        12.75%     05/15/01       2,500       1,775,000
  GST Telecommunications, Inc., Sr. Sub. Notes(d)...........    NR        13.88%     12/15/00         650         130,000
  ICG Holdings, Inc., Sr. Sub. Notes........................    B3        13.50%     09/15/00         850         822,376
  Millicom Intl. Cellular S.A., Sr. Sub. Notes..............    B3        12.00%     06/30/01       4,245       3,650,700
  Pagemart Nationwide, Inc., Sr. Disc. Notes................    B3        15.00%     06/30/00       2,550       2,435,250
  Telewest PLC, Sr. Disc. Notes.............................    B1         9.25%     10/01/00       2,850       2,714,625
                                                                                                             ------------
                                                                                                               11,527,951
                                                                                                             ------------
WASTE MANAGEMENT -- 0.1%
  Clean Harbors, Inc., Sr. Notes............................    B2        12.50%      5/15/01       1,250         975,000
                                                                                                             ------------
TOTAL CORPORATE BONDS
  (cost $26,765,233)......................................................................................     24,426,132
                                                                                                             ------------
                                                                                    EXPIRATION
                                                                                       DATE        UNITS
WARRANTS(a) -- 0.1%                                                                 ----------   ---------
  Adelphia Business Solutions
    (cost $127,500).........................................                          4/15/01       4,250       1,147,500
                                                                                                             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B43

JUNE 30, 2000 (UNAUDITED)

                                                                                                 PRINCIPAL
                                                                         INTEREST    MATURITY     AMOUNT        VALUE
                                                                           RATE        DATE        (000)       (NOTE 2)
COMMERCIAL PAPER -- 2.5%                                                 --------   ----------   ---------   ------------
  American Electric Power Co. ..............................               6.85%      7/20/00    $  3,000(f) $  2,990,296
  American Electric Power Co. ..............................               6.83%      7/21/00       5,000(f)    4,982,925
  Comdisco, Inc. ...........................................               7.00%      7/10/00       1,000(f)      998,639
  GPU Capital, Inc. ........................................               6.88%      7/31/00       1,197(f)    1,190,595
  PSE&G Fuel Corp. .........................................               6.82%      7/20/00       5,000(f)    4,983,897
  TRW, Inc. ................................................               6.90%      8/15/00       3,000(f)    2,975,275
                                                                                                             ------------
TOTAL COMMERCIAL PAPER
  (cost $18,121,627)......................................................................................     18,121,627
                                                                                                             ------------
TIME DEPOSIT -- 0.7%
  Deutsche Bank AG
    (cost $4,914,000).......................................              7.125%     07/03/00       4,914(f)    4,914,000
                                                                                                             ------------
REPURCHASE AGREEMENT -- 5.6%
Joint Repurchase Agreement Account
  (cost $41,437,000; Note 5)................................              6.493%     07/03/00      41,437      41,437,000
                                                                                                             ------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $91,365,360)......................................................................................     90,046,259
                                                                                                             ------------
TOTAL INVESTMENTS -- 102.9%
  (cost $873,842,613; Note 6).............................................................................    758,276,387
LIABILITIES IN EXCESS OF OTHER ASSETS -- (2.9)%...........................................................    (21,869,502)
                                                                                                             ------------
TOTAL NET ASSETS -- 100.0%................................................................................   $736,406,885
                                                                                                             ============

The following abbreviations are used in portfolio descriptions:

    LLC     Limited Liability Company
    LP      Limited Partnership
    NR      Not Rated by Moody's or Standard & Poors
    PIK     Payment in Kind Securities
    PLC     Public Limited Company

(a) Non-income producing security.

(b) Indicates a restricted security; the aggregate cost of the restricted securities is $25,043,821. The aggregate value, $10,518,737 is approximately 1.4% of net assets.

(c) Indicates a fair valued security. The aggregate value, $3,304,625 is approximately .45% of net assets.

(d) Represents issuer in default on interest payments, non-income producing security.

(e) Portion of securities on loan with an aggregate market value of $21,880,778, cash collateral of $22,897,220 was received with which the portfolio purchased securities.

(f) Represents security purchased with cash collateral received for securities on loan.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B44

                              STOCK INDEX PORTFOLIO
JUNE 30, 2000 (UNAUDITED)

LONG-TERM INVESTMENTS -- 98.7%                          VALUE
                                         SHARES        (NOTE 2)
            COMMON STOCKS              ----------   --------------
ADVERTISING -- 0.2%
  Omnicom Group, Inc. ...............      65,700   $    5,851,406
  Young & Rubicam, Inc...............      24,000        1,372,500
                                                    --------------
                                                         7,223,906
                                                    --------------
AEROSPACE -- 0.8%
  Boeing Co. ........................     321,936       13,460,949
  General Dynamics Corp. ............      74,700        3,903,075
  Lockheed Martin Corp. .............     148,298        3,679,644
  Northrop Grumman Corp. ............      24,200        1,603,250
  Raytheon Co. (Class "B" Stock).....     123,018        2,368,097
  Rockwell International Corp. ......      71,900        2,264,850
  United Technologies Corp. .........     173,500       10,214,812
                                                    --------------
                                                        37,494,677
                                                    --------------
AIRLINES -- 0.2%
  AMR Corp. .........................      55,300        1,461,994
  Delta Airlines, Inc. ..............      48,300        2,442,169
  Southwest Airlines Co. ............     181,725        3,441,417
  US Airways Group, Inc.(a)..........      30,900        1,205,100
                                                    --------------
                                                         8,550,680
                                                    --------------
APPAREL -- 0.1%
  Nike, Inc. (Class "B" Shares) .....     102,200        4,068,837
  Reebok International Ltd. .........      19,000          302,813
                                                    --------------
                                                         4,371,650
                                                    --------------
AUTOS - CARS & TRUCKS -- 0.9%
  Cummins Engine Co., Inc. ..........      14,400          392,400
  Dana Corp. ........................      63,594        1,347,398
  Delphi Automotive Systems Corp. ...     206,044        3,000,516
  Ford Motor Co. ....................     442,700       19,036,100
  General Motors Corp. ..............     199,700       11,595,081
  Genuine Parts Co. .................      65,925        1,318,500
  Johnson Controls, Inc. ............      32,000        1,642,000
  Navistar International Corp.(a)....      23,900          742,394
  PACCAR Inc. .......................      29,160        1,157,287
  TRW, Inc. .........................      44,200        1,917,175
  Visteon Corp.(a)...................      57,964          702,814
                                                    --------------
                                                        42,851,665
                                                    --------------
BANKS AND SAVINGS & LOANS -- 4.0%
  AmSouth Bancorporation.............     134,900        2,124,675
  Associates First Capital Corp. ....     274,266        6,119,560
  Bank of New York Co., Inc. ........     270,900       12,596,850
  Bank One Corp. ....................     427,045       11,343,383
  BankAmerica Corp. .................     615,044       26,446,892
  Capital One Financial..............      74,400        3,320,100
  Charter One Financial, Inc.(a).....      34,000          782,000
  Chase Manhattan Corp. .............     453,241       20,877,414
  Comerica, Inc. ....................      58,450        2,622,944
  Fifth Third Bancorp................     109,600        6,932,200
  First Union Corp. .................     362,978        9,006,392
  Firstar Corp. .....................     361,460        7,613,251
  Golden West Financial Corp. .......      61,900        2,526,294
  Huntington Bancshares, Inc. .......      85,250        1,348,016
  KeyCorp............................     169,700        2,990,962
  Mellon Financial Corp. ............     180,300        6,569,681
  National City Corp. ...............     232,400        3,965,325
  Northern Trust Corp. ..............      82,000        5,335,125
  PNC Bank Corp. ....................     109,200        5,118,750
  Providian Financial Corp. .........      52,550        4,729,500
  SouthTrust Corp. ..................      59,400        1,343,925

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
BANKS AND SAVINGS & LOANS (CONT'D.)
  State Street Corp. ................      58,800   $    6,236,475
  Summit Bancorp.....................      63,900        1,573,538
  Suntrust Banks, Inc. ..............     112,200        5,126,137
  U.S. Bancorp.......................     268,926        5,176,825
  Union Planters Corp. ..............      53,200        1,486,275
  Wells Fargo & Co. .................     596,560       23,116,700
                                                    --------------
                                                       186,429,189
                                                    --------------
CHEMICALS -- 0.9%
  Air Products & Chemicals, Inc. ....      85,300        2,628,306
  Dow Chemical Co. ..................     243,600        7,353,675
  Du Pont (E.I.) de Nemours & Co. ...     386,291       16,900,231
  Eastman Chemical Co. ..............      27,600        1,317,900
  Engelhard Corp. ...................      49,875          850,992
  FMC Corp.(a).......................      12,300          713,400
  Grace (W.R.) & Co.(a)..............      24,400          295,850
  Great Lakes Chemical Corp. ........      20,600          648,900
  Hercules, Inc. ....................      37,400          525,938
  Praxair, Inc. .....................      59,100        2,212,556
  Rohm & Haas Co. ...................      79,100        2,728,950
  Sigma-Aldrich Corp. ...............      38,000        1,111,500
  Union Carbide Corp. ...............      50,600        2,504,700
                                                    --------------
                                                        39,792,898
                                                    --------------
COMMERCIAL SERVICES -- 0.1%
  Cendant Corp.(a)...................     267,618        3,746,652
  Convergys Corp. ...................      34,000        1,763,750
  Deluxe Corp. ......................      29,000          683,312
  Quintiles Transnational,
    Corp.(a).........................      36,000          508,500
                                                    --------------
                                                         6,702,214
                                                    --------------
COMPUTERS -- 5.4%
  Apple Computer, Inc.(a) ...........     121,200        6,347,850
  Citrix Systems, Inc.(a)............      64,800        1,227,150
  Compaq Computer Corp. .............     629,069       16,080,576
  Comverse Technology, Inc.(a).......      52,000        4,836,000
  Dell Computer Corp.(a).............     944,200       46,560,863
  Hewlett-Packard Co. ...............     369,300       46,116,338
  International Business Machines
    Corp. ...........................     651,400       71,369,012
  Seagate Technology, Inc.(a)........      81,200        4,466,000
  Sun Microsystems, Inc.(a)..........     579,700       52,716,469
                                                    --------------
                                                       249,720,258
                                                    --------------
COMPUTER SERVICES -- 14.2%
  3Com Corp. ........................     127,600        7,352,950
  Adaptec, Inc.(a)...................      37,500          853,125
  Adobe Systems, Inc. ...............      44,900        5,837,000
  America Online, Inc.(a)............     839,600       44,288,900
  Autodesk, Inc. ....................      19,800          686,813
  Automatic Data Processing, Inc. ...     232,900       12,474,706
  BMC Software, Inc.(a)..............      90,300        3,294,539
  Cabletron Systems, Inc.(a).........      63,500        1,603,375
  Ceridian Corp.(a)..................      53,200        1,280,125
  Cisco Systems, Inc.(a).............   2,526,000      160,558,875
  Computer Associates International,
    Inc. ............................     204,543       10,470,045
  Computer Sciences Corp.(a).........      60,700        4,533,531
  Compuware Corp.(a).................     133,600        1,386,100
  EMC Corp.(a).......................     776,174       59,716,887
  First Data Corp. ..................     155,400        7,711,725
  Gateway, Inc. .....................     114,800        6,514,900

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B45

JUNE 30, 2000 (UNAUDITED)

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
COMPUTER SERVICES (CONT'D.)
  Lexmark International Group,
    Inc.(a)..........................      48,414   $    3,255,841
  Mercury Interactive Corp. .........       9,000          870,750
  Micron Technology, Inc. ...........     199,400       17,559,662
  Microsoft Corp. ...................   1,913,500      153,080,000
  NCR Corp.(a).......................      31,300        1,218,744
  Network Appliance, Inc.(a).........     110,400        8,887,200
  Novell, Inc.(a)....................     126,100        1,166,425
  Oracle Corp.(a)....................   1,038,460       87,295,544
  Parametric Technology Corp.(a).....      97,000        1,067,000
  Peoplesoft, Inc.(a)................      96,000        1,608,000
  Sapient Corp. .....................      15,000        1,604,063
  Siebel Systems Inc.(a).............      67,000       10,958,688
  Unisys Corp.(a)....................     111,000        1,616,438
  VERITAS Software Corp.(a)..........     138,000       15,596,156
  Yahoo!, Inc. ......................     194,400       24,081,300
                                                    --------------
                                                       658,429,407
                                                    --------------
CONSTRUCTION -- 0.1%
  Armstrong Holdings Inc. ...........      14,700          225,094
  Centex Corp. ......................      21,600          507,600
  Fluor Corp. .......................      28,300          894,988
  Kaufman & Broad Home Corp. ........      16,166          320,289
  Pulte Corp. .......................      14,500          313,562
  Vulcan Materials Co. ..............      37,600        1,605,050
                                                    --------------
                                                         3,866,583
                                                    --------------
CONSUMER PRODUCTS
  Tupperware Corp. ..................      22,300          490,600
                                                    --------------
CONTAINERS -- 0.1%
  Ball Corp. ........................      10,900          350,844
  Bemis Co., Inc. ...................      18,100          608,612
  Crown Cork & Seal Co., Inc.(a).....      44,200          663,000
  Owens-Illinois, Inc.(a)............      59,700          697,744
  Pactiv Corp.(a)....................      58,900          463,838
                                                    --------------
                                                         2,784,038
                                                    --------------
COSMETICS & SOAPS -- 1.4%
  Alberto-Culver Co. (Class "B"
    Stock)...........................      19,100          583,744
  Avon Products, Inc. ...............      91,000        4,049,500
  Clorox Co. ........................      86,500        3,876,281
  Colgate-Palmolive Co. .............     214,900       12,867,137
  Gillette Co. ......................     387,500       13,538,281
  International Flavors & Fragrances,
    Inc. ............................      39,400        1,189,388
  Procter & Gamble Co. ..............     480,704       27,490,260
                                                    --------------
                                                        63,594,591
                                                    --------------
DIVERSIFIED CONSUMER PRODUCTS -- 0.6%
  Eastman Kodak Co. .................     117,900        7,015,050
  Philip Morris Companies, Inc. .....     843,200       22,397,500
  Polaroid Corp. ....................      15,400          278,163
                                                    --------------
                                                        29,690,713
                                                    --------------
DIVERSIFIED MANUFACTURING -- 4.1%
  General Electric Co. ..............   3,615,800      191,637,400
                                                    --------------
DIVERSIFIED OFFICE EQUIPMENT -- 0.3%
  Avery Dennison Corp. ..............      43,900        2,946,787
  Pitney Bowes, Inc. ................     100,900        4,036,000
  Xerox Corp. .......................     245,792        5,100,184
                                                    --------------
                                                        12,082,971
                                                    --------------

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
DRUGS & MEDICAL SUPPLIES -- 10.3%
  Abbott Laboratories................     566,700   $   25,253,569
  Allergan, Inc. ....................      50,600        3,769,700
  ALZA Corp.(a)......................      35,700        2,110,762
  American Home Products Corp. ......     480,100       28,205,875
  Bausch & Lomb, Inc. ...............      20,100        1,555,237
  Baxter International, Inc. ........     109,500        7,699,219
  Becton, Dickinson & Co. ...........      93,100        2,670,806
  Biogen, Inc. ......................      52,000        3,354,000
  Biomet, Inc........................      42,100        1,618,219
  Boston Scientific Corp.(a).........     151,800        3,330,112
  Bristol-Myers Squibb Co. ..........     725,760       42,275,520
  Bard, (C.R.), Inc. ................      19,000          914,375
  Cardinal Health, Inc. .............     101,650        7,522,100
  Guidant Corp.(a)...................     113,100        5,598,450
  Johnson & Johnson..................     508,900       51,844,187
  Lilly (Eli) & Co. .................     401,200       40,069,850
  Mallinckrodt, Inc. ................      25,800        1,120,688
  Medtronic, Inc. ...................     442,700       22,051,994
  Merck & Co., Inc. .................     843,800       64,656,175
  Pfizer, Inc. ......................   2,292,750      110,052,000
  Pharmacia Corporation..............     461,456       23,851,507
  Schering-Plough Corp. .............     536,300       27,083,150
  St. Jude Medical, Inc. ............      30,300        1,390,013
  Watson Pharmaceuticals, Inc.(a)....      35,000        1,881,250
                                                    --------------
                                                       479,878,758
                                                    --------------
ELECTRICAL SERVICES -- 0.2%
  American Power Conversion..........      53,000        2,163,063
  CP&L Energy, Inc.(a)...............      59,900        1,913,056
  TXU Corp. .........................     103,506        3,053,427
                                                    --------------
                                                         7,129,546
                                                    --------------
ELECTRONICS -- 7.4%
  Advanced Micro Devices, Inc.(a)....      54,100        4,179,225
  Altera Corp.(a)....................      67,000        6,829,812
  Analog Devices, Inc.(a)............     128,900        9,796,400
  Applied Materials, Inc.(a).........     282,200       25,574,375
  Broadcom Corp. ....................      16,000        3,199,722
  Conexant Systems Inc. .............      72,000        3,501,000
  Electronic Data Systems Corp. .....     173,900        7,173,375
  Emerson Electric Co.(a)............     157,500        9,509,062
  Intel Corp. .......................   1,227,600      164,114,775
  KLA-Tencor Corp.(a)................      67,400        3,947,113
  Linear Technology Corp. ...........     105,000        6,713,437
  LSI Logic Corp.(a).................     110,800        5,997,050
  Maxim Integrated Products,
    Inc.(a)..........................      92,000        6,250,250
  MIPS Technologies, Inc. (Class "B"
    Stock)...........................       9,396          361,735
  Molex Inc. ........................      70,000        3,368,750
  National Semiconductor Corp.(a)....      65,400        3,711,450
  Novellus Systems, Inc. ............      28,000        1,583,750
  Perkin Elmer, Inc. ................      18,000        1,190,250
  Pinnacle West Capital Corp. .......      29,000          982,375
  PPL Corp. .........................      57,000        1,250,438
  RadioShack Corp.(a)................      70,660        3,347,518
  Sanmina Corp. .....................      31,000        2,650,500
  Solectron Corp.(a).................     218,000        9,128,750
  Tektronix, Inc. ...................      17,500        1,295,000
  Teradyne, Inc. (United
    States)(a).......................      63,900        4,696,650
  Texas Instruments, Inc. ...........     596,600       40,978,962

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B46

JUNE 30, 2000 (UNAUDITED)

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
ELECTRONICS (CONT'D.)
  Thomas & Betts Corp. ..............      23,800   $      455,175
  Xilinx Inc.(a).....................     118,400        9,775,400
                                                    --------------
                                                       341,562,299
                                                    --------------
FINANCIAL SERVICES -- 5.8%
  American Express Co. ..............     493,100       25,702,837
  Bear Stearns Companies, Inc. ......      44,210        1,840,241
  Schwab (Charles) Corp. ............     468,800       15,763,400
  Citigroup, Inc. ...................   1,235,213       74,421,583
  Countrywide Credit Industries,
    Inc. ............................      40,800        1,236,750
  Dun & Bradstreet Corp. ............      62,360        1,785,055
  Equifax, Inc. .....................      52,300        1,372,875
  Federal Home Loan Mortgage Corp. ..     257,700       10,436,850
  Federal National Mortgage
    Association......................     372,700       19,450,281
  Fleetboston Financial Corp. .......     334,488       11,372,592
  Franklin Resource, Inc. ...........      92,400        2,806,650
  H&R Block, Inc. ...................      36,700        1,188,163
  Household International, Inc. .....     175,458        7,292,473
  Lehman Brothers Holdings, Inc. ....      43,700        4,132,381
  MBNA Corp. ........................     296,768        8,049,832
  Merrill Lynch & Co., Inc. .........     136,900       15,743,500
  Morgan (J.P.) & Co., Inc. .........      61,150        6,734,144
  Morgan Stanley Dean Witter &
    Co. .............................     416,910       34,707,757
  Old Kent Financial Corp. ..........      32,550          870,713
  PaineWebber Group, Inc. ...........      54,000        2,457,000
  Paychex, Inc. .....................     137,250        5,764,500
  Price (T.Rowe) Associates, Inc. ...      36,000        1,530,000
  Regions Financial Corp. ...........      83,100        1,651,613
  SLM Holding Corp. .................      59,600        2,231,275
  Synovus Financial Corp. ...........      97,500        1,718,438
  Washington Mutual, Inc. ...........     205,648        5,938,086
                                                    --------------
                                                       266,198,989
                                                    --------------
FOOD & BEVERAGE -- 3.7%
  Anheuser-Busch Companies, Inc. ....     169,300       12,644,594
  Archer-Daniels-Midland Co. ........     225,931        2,216,948
  Bestfoods..........................     100,100        6,931,925
  Brown-Forman Corp. (Class "B"
    Stock)...........................      23,800        1,279,250
  Campbell Soup Co. .................     157,100        4,575,537
  Coca-Cola Co. .....................     907,100       52,101,556
  Coca-Cola Enterprises Inc. ........     159,000        2,593,688
  ConAgra, Inc. .....................     179,100        3,414,094
  Coors (Adolph) Co. (Class "B"
    Stock)...........................      12,800          774,400
  General Mills, Inc. ...............     113,800        4,352,850
  Heinz (H.J.) & Co. ................     132,350        5,790,312
  Hershey Foods Corp. ...............      49,500        2,400,750
  Kellogg Co. .......................     148,900        4,429,775
  Nabisco Group Holdings Corp.(a)....     119,900        3,109,906
  PepsiCo, Inc. .....................     530,100       23,556,319
  Quaker Oats Co. ...................      47,600        3,575,950
  Ralston-Ralston Purina Group.......     113,620        2,265,299
  Sara Lee Corp. ....................     328,400        6,342,225
  Seagram Co., Ltd. .................     161,800        9,384,400
  Sysco Corp. .......................     121,500        5,118,187
  Unilever NV, ADR (Netherlands).....     210,432        9,048,576
  Wrigley (William) Jr. Co. .........      42,600        3,415,988
                                                    --------------
                                                       169,322,529
                                                    --------------

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
FOREST PRODUCTS -- 0.4%
  Boise Cascade Corp. ...............      19,886   $      514,550
  Fort James Corp. ..................      81,000        1,873,125
  Georgia-Pacific Corp. .............      66,800        1,753,500
  International Paper Co. ...........     179,968        5,365,281
  Louisiana-Pacific Corp. ...........      38,900          423,038
  Mead Corp. ........................      37,400          944,350
  Potlatch Corp. ....................      10,000          331,250
  Temple-Inland, Inc. ...............      20,000          840,000
  Westvaco Corp. ....................      35,700          885,806
  Weyerhaeuser Co. ..................      87,100        3,745,300
  Willamette Industries, Inc. .......      44,200        1,204,450
                                                    --------------
                                                        17,880,650
                                                    --------------
GAS PIPELINES -- 0.6%
  Cinergy Corp. .....................      58,739        1,494,174
  Columbia Energy Group..............      30,250        1,985,156
  Enron Corp. .......................     265,700       17,137,650
  Peoples Energy Corp. ..............      11,400          369,075
  Sempra Energy......................      74,154        1,260,618
  Williams Companies, Inc. ..........     162,300        6,765,881
                                                    --------------
                                                        29,012,554
                                                    --------------
HOSPITALS/HEALTHCARE MANAGEMENT -- 1.4%
  Agilent Technologies, Inc. ........     155,613       11,476,459
  Amgen, Inc.(a).....................     376,900       26,477,225
  Columbia/HCA Healthcare Corp.......     206,398        6,269,339
  HEALTHSOUTH Corp.(a)...............     154,500        1,110,469
  Humana, Inc.(a)....................      58,100          283,238
  IMS Health, Inc. ..................     119,120        2,144,160
  Manor Care, Inc. ..................      40,850          285,950
  McKesson HBOC, Inc. ...............     101,107        2,116,928
  MedImmune, Inc. ...................      57,000        4,218,000
  Shared Medical Systems Corp. ......       9,000          656,437
  Tenet Healthcare Corp.(a)..........     111,100        2,999,700
  UnitedHealth Group, Inc. ..........      62,200        5,333,650
  Wellpoint Health Networks,
    Inc.(a)..........................      25,100        1,818,181
                                                    --------------
                                                        65,189,736
                                                    --------------
HOUSEHOLD PRODUCTS & PERSONAL
  CARE -- 0.3%
  Kimberly-Clark Corp. ..............     200,788       11,520,212
  Leggett & Platt, Inc. .............      64,000        1,056,000
                                                    --------------
                                                        12,576,212
                                                    --------------
HOUSING RELATED -- 0.4%
  Lowe's Companies, Inc. ............      37,800        2,268,000
  Lowe's Companies, Inc. ............     143,000        5,871,937
  Masco Corp. .......................     161,200        2,911,675
  Maytag Corp. ......................      32,700        1,205,813
  Newell Rubbermaid, Inc. ...........     107,049        2,756,512
  Owens Corning......................      21,100          195,175
  Stanley Works......................      32,300          767,125
  Whirlpool Corp. ...................      27,300        1,272,862
                                                    --------------
                                                        17,249,099
                                                    --------------
INSTRUMENT - CONTROLS -- 0.1%
  PE Corp. - PE Biosystems Group.....      77,400        5,098,725
                                                    --------------
INSURANCE -- 3.0%
  Aetna, Inc. .......................      53,312        3,421,964
  AFLAC, Inc. .......................      97,400        4,474,313
  Allstate Corp. ....................     283,688        6,312,058

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B47

JUNE 30, 2000 (UNAUDITED)

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
INSURANCE (CONT'D.)
  American General Corp. ............      92,286   $    5,629,446
  American International Group,
    Inc. ............................     565,943       66,498,302
  Aon Corp. .........................      94,125        2,923,758
  Chubb Corp. .......................      64,600        3,972,900
  CIGNA Corp. .......................      60,100        5,619,350
  Cincinnati Financial Corp. ........      62,500        1,964,844
  Conseco, Inc. .....................     118,259        1,153,025
  Hartford Financial Services Group,
    Inc. ............................      81,200        4,542,125
  Jefferson-Pilot Corp. .............      39,912        2,252,533
  Lincoln National Corp. ............      68,800        2,485,400
  Marsh & McLennan Companies,
    Inc. ............................      98,000       10,234,875
  MBIA, Inc. ........................      36,300        1,749,206
  MGIC Investment Corp. .............      40,200        1,829,100
  Progressive Corp. .................      27,000        1,998,000
  SAFECO Corp. ......................      48,300          959,963
  St. Paul Companies, Inc. ..........      83,110        2,836,129
  Torchmark Corp. ...................      51,000        1,259,063
  UnumProvident Corp. ...............      86,656        1,738,536
  Wachovia Corp. ....................      74,200        4,025,350
                                                    --------------
                                                       137,880,240
                                                    --------------
LEISURE -- 1.0%
  Brunswick Corp. ...................      33,400          553,188
  Carnival Corp. (Class "A" Stock)...     229,700        4,479,150
  Disney (Walt) Co. .................     760,001       29,497,539
  Harley-Davidson Inc. ..............     100,000        3,850,000
  Harrah's Entertainment, Inc.(a)....      46,350          970,453
  Hilton Hotels Corp. ...............     104,800          982,500
  Marriott International, Inc. (Class
    "A" Stock).......................      93,200        3,361,025
  Sabre Group Holdings, Inc. (Class
    "A" Stock).......................      42,419        1,208,941
                                                    --------------
                                                        44,902,796
                                                    --------------
MACHINERY -- 0.4%
  Briggs & Stratton Corp. ...........       7,800          267,150
  Caterpillar, Inc. .................     134,300        4,549,412
  Cooper Industries, Inc. ...........      37,000        1,204,812
  Deere & Co. .......................      85,200        3,152,400
  Dover Corp. .......................      75,900        3,078,694
  Eaton Corp. .......................      27,600        1,849,200
  Ingersoll-Rand Co. ................      62,750        2,525,687
  Milacron, Inc. ....................       6,600           95,700
  Parker Hannifin Corp. .............      41,225        1,411,956
  Snap-On, Inc. .....................      22,800          607,050
  Thermo Electron Corp.(a)...........      57,000        1,200,563
  Timken Co. ........................      21,500          400,438
                                                    --------------
                                                        20,343,062
                                                    --------------
MEDIA -- 3.0%
  Clear Channel Communications,
    Inc.(a)..........................     124,200        9,315,000
  Comcast Corp. (Special Class "A"
    Stock)...........................     330,400       13,381,200
  Dow Jones & Co., Inc. .............      32,700        2,395,275
  Gannett Co., Inc. .................      99,700        5,963,306
  Interpublic Group of Companies,
    Inc. ............................     105,100        4,519,300
  Knight-Ridder, Inc. ...............      31,100        1,654,131
  McGraw Hill, Inc. .................      72,900        3,936,600
  Mediaone Group, Inc.(a)............     226,300       14,964,087
  Meredith Corp. ....................      17,800          600,750

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
MEDIA (CONT'D.)
  New York Times Co. (Class "A"
    Stock)...........................      65,200   $    2,575,400
  R.R. Donnelley & Sons, Co. ........      49,500        1,116,844
  Time Warner, Inc. .................     473,180       35,961,680
  Tribune Co. .......................     124,400        4,354,000
  Viacom, Inc. (Class "B"
    Stock)(a)........................     560,436       38,214,730
                                                    --------------
                                                       138,952,303
                                                    --------------
METALS - FERROUS -- 0.1%
  Allegheny Technologies, Inc. ......      34,940          628,920
  Bethlehem Steel Corp.(a)...........      47,300          168,506
  Nucor Corp. .......................      31,200        1,035,450
  USX -- U.S. Steel Group, Inc. .....      31,540          585,462
  Worthington Industries, Inc. ......      34,000          357,000
                                                    --------------
                                                         2,775,338
                                                    --------------
METALS - NON FERROUS -- 0.3%
  Alcan Aluminum Ltd. ...............      83,350        2,583,850
  Alcoa, Inc. .......................     320,476        9,293,804
  INCO Ltd. .........................      67,200        1,033,200
                                                    --------------
                                                        12,910,854
                                                    --------------
MINERAL RESOURCES -- 0.1%
  Burlington Resources, Inc. ........      75,817        2,900,000
  Homestake Mining Co. ..............      93,700          644,188
  Phelps Dodge Corp. ................      27,528        1,023,698
                                                    --------------
                                                         4,567,886
                                                    --------------
MISCELLANEOUS - BASIC INDUSTRY -- 1.6%
  AES Corp.(a).......................     150,400        6,862,000
  BB&T Corp. ........................     114,300        2,728,912
  Crane Co. .........................      25,625          623,008
  Danaher Corp. .....................      51,400        2,541,087
  Ecolab, Inc. ......................      48,000        1,875,000
  Fortune Brands, Inc. ..............      56,500        1,303,031
  Honeywell Inc. ....................     293,250        9,878,859
  Illinois Tool Works, Inc. .........     106,900        6,093,300
  ITT Industries, Inc. ..............      37,900        1,151,213
  Millipore Corp. ...................      16,200        1,221,075
  Pall Corp. ........................      44,000          814,000
  PPG Industries, Inc. ..............      65,800        2,915,762
  Sealed Air Corp. ..................      30,810        1,613,674
  Textron, Inc. .....................      55,600        3,019,775
  Tyco International Ltd. ...........     625,114       29,614,776
  W.W. Grainger, Inc. ...............      33,400        1,029,138
                                                    --------------
                                                        73,284,610
                                                    --------------
MISCELLANEOUS - CONSUMER
  GROWTH/STABLE -- 0.9%
  American Greetings Corp. (Class "A"
    Stock)...........................      24,800          471,200
  Black & Decker Corp. ..............      32,900        1,293,381
  Corning, Inc. .....................      99,000       26,717,625
  Energizer Holdings Inc. ...........           1               18
  Minnesota Mining & Manufacturing
    Co. .............................     144,900       11,954,250
                                                    --------------
                                                        40,436,474
                                                    --------------
OIL & GAS -- 4.4%
  Amerada Hess Corp. ................      34,200        2,111,850
  Anadarko Petroleum Corp. ..........      47,600        2,347,275
  Ashland Oil, Inc. .................      23,100          809,944
  Chevron Corp. .....................     241,600       20,490,700

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B48

JUNE 30, 2000 (UNAUDITED)

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
OIL & GAS (CONT'D.)
  Coastal Corp. .....................      78,800   $    4,796,950
  Eastern Enterprises, Inc. .........       9,500          598,500
  Exxon Mobil Corp. .................   1,268,235       99,556,447
  Kerr-McGee Corp. ..................      31,926        1,881,639
  NICOR, Inc. .......................      16,200          528,525
  Phillips Petroleum Co. ............      91,700        4,648,044
  Royal Dutch Petroleum Co...........     785,300       48,345,031
  Sunoco, Inc. ......................      29,200          859,575
  Texaco, Inc. ......................     204,982       10,915,291
  Union Pacific Resources Group,
    Inc. ............................      83,656        1,840,432
  Unocal Corp. ......................      87,100        2,885,188
  USX-Marathon Corp. ................     112,000        2,807,000
                                                    --------------
                                                       205,422,391
                                                    --------------
OIL & GAS EXPLORATION/PRODUCTION -- 0.1%
  Occidental Petroleum Corp. ........     136,000        2,864,500
                                                    --------------
OIL - EXPLORATION/PRODUCTION -- 0.1%
  Conoco, Inc. (Class "B" Stock).....     229,757        5,643,406
                                                    --------------
OIL & GAS SERVICES -- 0.9%
  Apache Corp. ......................      42,100        2,476,006
  Baker Hughes, Inc. ................     122,130        3,908,160
  Halliburton Co. ...................     164,100        7,743,469
  McDermott International, Inc. .....      20,700          182,419
  ONEOK, Inc. .......................      13,000          337,188
  PG&E Corp. ........................     140,000        3,447,500
  Rowan Companies, Inc.(a)...........      28,700          871,762
  Schlumberger, Ltd. ................     204,300       15,245,887
  Tosco Corp. .......................      49,000        1,387,312
  Transocean Sedco Forex Inc. .......      70,333        3,758,420
                                                    --------------
                                                        39,358,123
                                                    --------------
PRECIOUS METALS -- 0.1%
  Barrick Gold Corp. ................     145,300        2,642,644
  Freeport-McMoRan Copper & Gold,
    Inc. (Class "B" Stock)(a)........      66,200          612,350
  Newmont Mining Corp. ..............      61,503        1,330,002
  Placer Dome, Inc. .................     121,000        1,157,062
                                                    --------------
                                                         5,742,058
                                                    --------------
RAILROADS -- 0.3%
  Burlington Northern Sante Fe
    Corp. ...........................     167,226        3,835,746
  CSX Corp. .........................      80,612        1,707,967
  Kansas City Southern Industries,
    Inc. ............................      40,200        3,565,237
  Norfolk Southern Corp. ............     141,300        2,101,838
  Union Pacific Corp. ...............      92,100        3,424,969
                                                    --------------
                                                        14,635,757
                                                    --------------
RESTAURANTS -- 0.4%
  Darden Restaurants, Inc. ..........      50,300          817,375
  McDonald's Corp. ..................     491,200       16,178,900
  Tricon Global Restaurants,
    Inc.(a)..........................      56,650        1,600,362
  Wendy's International, Inc. .......      44,800          798,000
                                                    --------------
                                                        19,394,637
                                                    --------------
RETAIL -- 5.3%
  Albertson's, Inc. .................     156,644        5,208,413
  AutoZone, Inc.(a)..................      51,900        1,141,800
  Bed Bath & Beyond, Inc.(a).........      49,000        1,776,250
  Best Buy Co., Inc.(a)..............      75,000        4,743,750
  Circuit City Stores, Inc. .........      75,200        2,495,700
  Consolidated Stores Corp.(a).......      40,200          482,400
  Costco Wholesale Corp.(a)..........     164,432        5,426,256

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
RETAIL (CONT'D.)
  CVS Corp. .........................     145,800   $    5,832,000
  Dillard's, Inc. ...................      37,750          462,438
  Dollar General Corp. ..............     109,803        2,141,158
  Federated Department Stores,
    Inc.(a)..........................      76,500        2,581,875
  Great Atlantic & Pacific Tea Co.,
    Inc. ............................      12,400          206,150
  Harcourt General, Inc. ............      27,006        1,468,451
  Home Depot, Inc. ..................     845,919       42,243,080
  IKON Office Solutions, Inc. .......      52,476          203,345
  J.C. Penney Co., Inc. .............     100,500        1,852,969
  Kmart Corp.(a).....................     181,400        1,235,788
  Kohl's Corp.(a)....................     121,600        6,764,000
  Kroger Co.(a)......................     308,000        6,795,250
  Liz Claiborne, Inc. ...............      23,400          824,850
  Longs Drug Stores, Inc. ...........      13,700          297,975
  May Department Stores Co. .........     119,700        2,872,800
  Nordstrom, Inc. ...................      52,300        1,261,738
  Office Depot, Inc.(a)..............     124,000          775,000
  RiteAid Corp. .....................      94,600          620,813
  Safeway,Inc.(a)....................     183,100        8,262,387
  Sears, Roebuck & Co. ..............     132,200        4,313,025
  Sherwin-Williams Co. ..............      64,700        1,370,831
  Staples, Inc.(a)...................     171,200        2,632,200
  Starbucks Corp. ...................      44,000        1,680,250
  Supervalu, Inc. ...................      46,800          892,125
  Target Corp. ......................     161,184        9,348,672
  The Gap, Inc. .....................     316,587        9,893,344
  The Limited, Inc. .................     159,896        3,457,751
  Tiffany & Co.(a)...................      11,000          742,500
  TJX Companies, Inc. ...............     116,400        2,182,500
  Toys 'R' Us, Inc.(a)...............      90,450        1,317,178
  Wal-Mart Stores, Inc. .............   1,632,900       94,095,862
  Walgreen Co. ......................     373,000       12,005,937
  Winn-Dixie Stores, Inc. ...........      54,900          785,756
                                                    --------------
                                                       252,694,567
                                                    --------------
RUBBER -- 0.1%
  B.F. Goodrich Co. .................      38,600        1,314,813
  Cooper Tire & Rubber Co. ..........      28,800          320,400
  Goodyear Tire & Rubber Co. ........      58,000        1,160,000
                                                    --------------
                                                         2,795,213
                                                    --------------
TELECOMMUNICATIONS -- 11.0%
  ADC Telecommunications, Inc.(a)....     113,400        9,511,425
  Alltel Corp. ......................     114,000        7,060,875
  Andrew Corp.(a)....................      29,112          977,072
  AT&T Corp. ........................   1,175,321       37,169,527
  Bell Atlantic Corp. ...............     569,690       28,947,373
  BellSouth Corp. ...................     691,000       29,453,875
  CenturyTel, Inc. ..................      51,200        1,472,000
  Global Crossing Ltd.(a)............     289,105        7,607,075
  GTE Corp. .........................     354,220       22,050,195
  Lucent Technologies, Inc. .........   1,175,905       69,672,371
  Motorola, Inc. ....................     786,795       22,866,230
  Nextel Communications, Inc. (Class
    "A" Stock) ......................     270,000       16,520,625
  Nortel Networks Corp. .............   1,066,480       72,787,260
  Qualcomm, Inc.(a)..................     270,100       16,206,000
  SBC Communications, Inc. ..........   1,247,277       53,944,730
  Scientific-Atlanta, Inc. ..........      60,600        4,514,700
  Sprint Corp. ......................     322,900       16,467,900

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B49

JUNE 30, 2000 (UNAUDITED)

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
TELECOMMUNICATIONS (CONT'D.)
  Sprint Corp. (PCS Group)(a)........     319,000   $   18,980,500
  Tellabs, Inc.(a)...................     149,400       10,224,562
  US West, Inc. .....................     186,922       16,028,561
  Worldcom Inc. .....................   1,046,958       48,029,198
                                                    --------------
                                                       510,492,054
                                                    --------------
TEXTILES
  National Service Industries,
    Inc. ............................      14,700          286,650
  Russell Corp. .....................       6,700          134,000
  Springs Industries, Inc. ..........       8,700          278,400
  VF Corp. ..........................      42,836        1,020,032
                                                    --------------
                                                         1,719,082
                                                    --------------
TOBACCO
  UST, Inc. .........................      59,100          868,031
                                                    --------------
TOY MANUFACTURER -- 0.1%
  Hasbro, Inc. ......................      64,150          966,259
  Mattel, Inc. ......................     152,381        2,009,525
                                                    --------------
                                                         2,975,784
                                                    --------------
TRUCKING & SHIPPING -- 0.1%
  Federal Express Corp. .............     106,640        4,052,320
  Ryder System, Inc. ................      20,600          390,113
                                                    --------------
                                                         4,442,433
                                                    --------------
UTILITIES - ELECTRIC & GAS
  Florida Progress Corp. ............      36,000        1,687,500
                                                    --------------
UTILITIES - ELECTRIC -- 1.3%
  Ameren Corp. ......................      53,900        1,819,125
  American Electric Power Co.,
    Inc. ............................     118,940        3,523,597
  CMS Energy Corp. ..................      43,100          953,588
  Consolidated Edison, Inc. .........      80,400        2,381,850
  Constellation Energy Group.........      53,550        1,743,722
  Dominion Resources, Inc. ..........      90,742        3,890,563
  DTE Energy Co. ....................      53,600        1,638,150
  Duke Energy Corp. .................     136,531        7,696,935
  Edison International...............     129,800        2,660,900
  El Paso Energy Corp. ..............      80,900        4,120,844
  Entergy Corp. .....................      90,300        2,455,031
  FirstEnergy Corp.(a)...............      87,200        2,038,300
  FPL Group, Inc. ...................      68,100        3,370,950
  GPU, Inc. .........................      46,200        1,250,288
  New Century Energies, Inc. ........      40,900        1,227,000
  Niagara Mohawk Holdings, Inc.(a)...      64,600          900,363
  Northern States Power Co. .........      53,900        1,088,106
  PECO Energy Co. ...................      67,500        2,721,094
  Public Service Enterprise Group,
    Inc. ............................      80,400        2,783,850
  Reliant Energy, Inc. ..............     107,410        3,175,308
  Southern Co. ......................     239,400        5,581,012
  Unicom Corp. ......................      71,000        2,746,813
                                                    --------------
                                                        59,767,389
                                                    --------------
WASTE MANAGEMENT -- 0.1%
  Allied Waste Industries, Inc.(a)...      68,000          680,000
  Waste Management, Inc.(a)..........     230,230        4,374,370
                                                    --------------
                                                         5,054,370
                                                    --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $2,357,867,825)..........................    4,568,423,395
                                                    --------------
                                       PRINCIPAL
                                         AMOUNT         VALUE
SHORT-TERM                               (000)         (NOTE 2)
INVESTMENTS -- 1.4%                    ----------   --------------
REPURCHASE AGREEMENT -- 1.3%
  Joint Repurchase Agreement Account,
    6.49%, 07/03/00 (Note 5).........  $   59,383   $   59,383,000
                                                    --------------
U.S. GOVERNMENT OBLIGATIONS -- 0.1%
  United States Treasury Bill,
    5.64%, 09/21/00(b)...............       4,500        4,442,190
                                                    --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $63,825,190).............................       63,825,190
                                                    --------------
TOTAL INVESTMENTS -- 100.1%
  (cost $2,421,693,015; Note 6)..................    4,632,248,585
VARIATION MARGIN ON OPEN FUTURES CONTRACTS(c)....
                                                           417,311
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (0.1)%.........................       (3,738,810)
                                                    --------------
NET ASSETS -- 100.0%.............................   $4,628,927,086
                                                    ==============

The following abbreviations are used in portfolio descriptions:

   ADR  American Depository Receipt.
   NV   Naamloze Vennootschap (Dutch Corporation).
   PLC  Public Limited Company (British Corporation).
   SA   Sociedad Anomia (Spanish Corporation) or Societe
        Anonyme (French Corporation).

(a) Non-income producing security.

(b) Security segregated as collateral for futures contracts.

(c) Open futures contracts as of June 30, 2000, are as follows:

NUMBER OF                  EXPIRATION    VALUE AT       VALUE AT
CONTRACTS      TYPE           DATE      TRADE DATE    JUNE 30, 1999   DEPRECIATION
   187     S&P 500 Index    Sept.00     $60,954,057    $59,825,075     $(1.128,982)

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B50

                             EQUITY INCOME PORTFOLIO
JUNE 30, 2000 (UNAUDITED)

LONG-TERM INVESTMENTS -- 97.6%                           VALUE
                                          SHARES        (NOTE 2)
COMMON STOCKS -- 95.8%                   ---------   --------------
AIRLINES -- 1.4%
  AMR Corp.(a) ........................    912,100   $   24,113,644
                                                     --------------
APPAREL -- 0.9%
  Kellwood Co. ........................    731,300       15,448,713
                                                     --------------
AUTOMOBILES & TRUCKS -- 2.5%
  Borg-Warner Automotive, Inc. ........    116,700        4,099,087
  Dana Corp. ..........................    244,300        5,176,106
  Ford Motor Co. ......................    333,100       14,323,300
  General Motors Corp. ................    295,667       18,270,175
  Visteon Corp. .......................     43,614          528,817
                                                     --------------
                                                         42,397,485
                                                     --------------
BANKING -- 5.7%
  BankAmerica Corp. ...................    553,500       23,800,500
  Bank One Corp. ......................    443,500       11,780,469
  Chase Manhattan Corp. ...............    584,000       26,900,500
  Comerica, Inc. ......................    425,200       19,080,850
  PNC Bank Corp. ......................    356,000       16,687,500
                                                     --------------
                                                         98,249,819
                                                     --------------
CHEMICALS -- 2.7%
  Dow Chemical Co. ....................    658,500       19,878,469
  Lyondell Chemical Co. ...............    707,100       11,843,925
  Millennium Chemicals, Inc. ..........    833,798       14,174,566
                                                     --------------
                                                         45,896,960
                                                     --------------
COMPUTERS -- 2.4%
  Compaq Computer Corp. ...............    343,900        8,790,944
  International Business Machines
    Corp. .............................    298,400       32,693,450
                                                     --------------
                                                         41,484,394
                                                     --------------
COMPUTER SOFTWARE & SERVICES -- 1.5%
  Computer Associates International,
    Inc. ..............................    502,900       25,742,194
                                                     --------------
CONSTRUCTION -- 0.8%
  Centex Corp. ........................    627,200(b)     14,739,200
                                                     --------------
CONTAINERS -- 0.5%
  Crown Cork & Seal Co., Inc. .........    529,700        7,945,500
                                                     --------------
DIVERSIFIED CONSUMER PRODUCTS -- 4.1%
  Eastman Kodak Co. ...................    762,200       45,350,900
  Philip Morris Co., Inc. .............    926,400       24,607,500
                                                     --------------
                                                         69,958,400
                                                     --------------
DRUGS & MEDICAL SUPPLIES -- 0.6%
  Merck & Co., Inc. ...................    129,400        9,915,275
                                                     --------------
ELECTRONICS -- 0.1%
  Esterline Technologies Corp.(a) .....    129,900        1,932,263
                                                     --------------
FINANCIAL SERVICES -- 16.6%
  A.G. Edwards, Inc. ..................    768,000       29,952,000
  Associates First Capital Corp. ......    918,900       20,502,956
  Bear, Stearns & Co., Inc. ...........  1,034,434       43,058,315
  Countrywide Mortgage Investments,
    Inc. ..............................    539,900       16,365,719
  Lehman Brothers Holdings, Inc. ......  1,038,200       98,174,787
  PaineWebber Group, Inc. .............  1,220,800       55,546,400
  Washington Mutual, Inc. .............    766,400       22,129,800
                                                     --------------
                                                        285,729,977
                                                     --------------

                                                         VALUE
COMMON STOCKS                             SHARES        (NOTE 2)
(CONTINUED)                              ---------   --------------
FOOD & BEVERAGE -- 2.8%
  Nabisco Group Holdings Corp. ........  1,853,380   $   48,072,044
                                                     --------------
FOREST PRODUCTS -- 4.0%
  Georgia-Pacific Corp. ...............    972,200(b)     25,520,250
  Longview Fibre Co. ..................  1,333,500       14,751,844
  Louisiana-Pacific Corp. .............  1,299,900       14,136,413
  Rayonier, Inc. ......................    401,000       14,385,875
                                                     --------------
                                                         68,794,382
                                                     --------------
HOSPITALS/HOSPITAL MANAGEMENT -- 5.4%
  Columbia/HCA Healthcare Corp. .......  1,287,000       39,092,625
  Humana, Inc.(a)......................  3,064,600       14,939,925
  Tenet Healthcare Corp. (a)...........  1,461,300       39,455,100
                                                     --------------
                                                         93,487,650
                                                     --------------
HOUSING RELATED -- 4.6%
  Hanson, PLC, ADR (United Kingdom)....  1,265,050       44,593,012
  Kaufman & Broad Home Corp. ..........    940,000(b)    18,623,750
  Ryland Group, Inc. ..................    693,100       15,334,838
                                                     --------------
                                                         78,551,600
                                                     --------------
INSURANCE -- 3.2%
  Aetna, Inc. .........................    324,200       20,809,587
  Allstate Corp. ......................    604,900       13,459,025
  SAFECO Corp. ........................    704,500       14,001,938
  Selective Insurance Group, Inc. .....    401,900        7,636,100
                                                     --------------
                                                         55,906,650
                                                     --------------
MACHINERY -- 1.7%
  Cascade Corp. .......................    115,900        1,383,556
  Ingersoll-Rand Co. ..................    200,000        8,050,000
  Snap-On, Inc. .......................    722,800       19,244,550
                                                     --------------
                                                         28,678,106
                                                     --------------
MEDIA -- 1.1%
  Donnelley (R.R.) & Sons Co. .........    860,800       19,421,800
                                                     --------------
METALS - FERROUS -- 2.5%
  AK Steel Holding Corp. ..............    789,200        6,313,600
  USX -- U.S. Steel Group..............  1,975,400       36,668,362
                                                     --------------
                                                         42,981,962
                                                     --------------
METALS - NON FERROUS -- 3.2%
  ALCOA, Inc. .........................  1,905,206       55,250,974
                                                     --------------
OIL & GAS -- 5.1%
  Anadarko Petroleum Corp. ............    245,100(b)     12,086,494
  ENSCO International, Inc.............    188,600        6,754,237
  Noble Affiliates, Inc. ..............    824,000       30,694,000
  Pioneer Natural Resources Co. .......  2,582,617       32,928,367
  USX-Marathon Corp. ..................    233,100        5,842,069
                                                     --------------
                                                         88,305,167
                                                     --------------
OIL & GAS SERVICES -- 1.5%
  McDermott International, Inc. .......  2,938,100       25,892,006
                                                     --------------
PRECIOUS METALS -- 1.1%
  Stillwater Mining Co. (a)............    712,500       19,860,937
                                                     --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B51

JUNE 30, 2000 (UNAUDITED)

                                                         VALUE
COMMON STOCKS                             SHARES        (NOTE 2)
(CONTINUED)                              ---------   --------------
REAL ESTATE INVESTMENT TRUST -- 7.9%
  Crescent Real Estate Equities Co. ...  1,738,000   $   35,629,000
  Equity Office Properties Trust.......    550,178       15,164,281
  Equity Residential Properties
    Trust..............................    987,800       45,438,800
  Manufactured Home Communities,
    Inc. ..............................    220,200        5,271,038
  Vornado Realty Trust.................  1,002,500       34,836,875
                                                     --------------
                                                        136,339,994
                                                     --------------
RETAIL -- 1.2%
  CVS Corp. ...........................    110,900        4,436,000
  Heilig-Meyers Co. ...................    550,100          653,244
  The Limited, Inc. ...................    726,432       15,709,092
                                                     --------------
                                                         20,798,336
                                                     --------------
TELECOMMUNICATIONS -- 5.9%
  AT&T Corp. ..........................    635,900(b)    20,110,337
  CenturyTel, Inc. ....................     81,800        2,374,016
  GTE Corp. ...........................    639,500       39,808,875
  Motorola, Inc. ......................    267,600        7,777,125
  SBC Communications, Inc. ............    203,400        8,797,050
  Sprint Corp. ........................    446,100       22,751,100
                                                     --------------
                                                        101,618,503
                                                     --------------
TOBACCO -- 1.4%
  R.J. Reynolds Tobacco Holdings,
    Inc. ..............................    851,560       23,790,457
                                                     --------------
TRANSPORTATION -- 1.3%
  Sabre Group Holdings, Inc. (Class "A"
    Stock).............................    770,967       21,972,559
                                                     --------------
UTILITIES -- 2.1%
  Nisource Incorporated................    925,800       17,243,025
  PECO Energy Co. .....................    450,200       18,148,687
                                                     --------------
                                                         35,391,712
                                                     --------------
TOTAL COMMON STOCKS
  (cost $1,610,355,556)...........................    1,648,668,663
                                                     --------------
PREFERRED
STOCKS -- 1.4%
METALS - NON FERROUS -- 0.3%
  Bethlehem Steel Corp., (Cum. Conv.),
    $3.50..............................    256,500        4,488,750
  Hecla Mining Co. (Cum. Conv.),
    7.00%, Ser. B......................     60,600        1,166,550
                                                     --------------
                                                          5,655,300
                                                     --------------
RETAIL -- 1.1%
  Kmart Corp. (Cum. Conv.), 7.75%......    523,700       19,082,319
                                                     --------------
REAL ESTATE DEVELOPMENT
  Union Pacific Capital Trust, 6.25%...      4,900          194,775
                                                     --------------
TOTAL PREFERRED STOCKS
  (cost $46,106,438)..............................       24,932,394
                                                     --------------

                                         PRINCIPAL
                               MOODY'S    AMOUNT         VALUE
CONVERTIBLE                    RATING      (000)        (NOTE 2)
BONDS -- 0.4%                  -------   ---------   --------------
OIL & GAS SERVICES -- 0.3%
  Baker Hughes, Inc.,
    Zero Coupon 05/05/08.....    A3       $ 5,900    $    4,527,188
                                                     --------------
REAL ESTATE INVESTMENT
  TRUST -- 0.1%
  Malan Realty Investors,
    Inc., 9.50%, 07/15/04....    A2         2,930         2,658,975
                                                     --------------
TOTAL CONVERTIBLE BONDS
  (cost $7,186,099)...............................        7,186,163
                                                     --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $1,663,648,093)...........................    1,680,787,220
                                                     --------------

SHORT-TERM INVESTMENTS -- 4.3%
COMMERCIAL PAPER -- 1.4%
  Keyspan Corp., 7.00%
    07/28/00.................    P2         3,240(c)      3,224,250
  Phillips Pete Co., 7.30%
    07/03/00.................    P2        16,000(c)     16,000,000
  TRW, Inc., 6.90% 08/15/00..    P2         5,000(c)      4,958,792
                                                     --------------
                                                         24,183,042
                                                     --------------
TIME DEPOSIT -- 1.7%
  Deutsche Bank AG, 7.125%
    07/03/00.................    P1         3,611(c)      3,611,000
  Dexia Bank, 7.062%
    07/03/00.................    P1        26,000(c)     26,000,000
                                                     --------------
                                                         29,611,000
                                                     --------------
  REPURCHASE AGREEMENT -- 1.2%
  Joint Repurchase
    Agreement Account,
    6.49%, 07/03/00
    (cost $21,298,000; Note
    5).......................              21,298        21,298,000
                                                     --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $75,092,042)..............................       75,092,042
                                                     --------------
TOTAL INVESTMENTS -- 101.9%
  (cost $1,738,797,093; Note 6).......                1,755,879,262
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (1.9)%....................                  (33,724,021)
                                                     --------------
NET ASSETS -- 100.0%..................               $1,722,155,241
                                                     ==============

The following abbreviations are used in portfolio descriptions:
   ADR American Depository Receipt.
   PLC Public Limited Company (British Corporation).
   SA Sociedad Anomia (Spanish Corporation) or Societe Anonyme (French Corporation).

(a) Non-income producing security.
(b) Portion of securities on loan with an aggregate market value of $50,735,826; cash collateral of $53,524,300 was received with which the portfolio purchased securities.
(c) Represents security purchased with cash collateral received for securities on loan.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B52

                                EQUITY PORTFOLIO
JUNE 30, 2000 (UNAUDITED)

LONG-TERM INVESTMENTS -- 84.1%                          VALUE
                                         SHARES        (NOTE 2)
COMMON STOCKS                          ----------   --------------
AUTOMOBILES & TRUCKS -- 1.1%
  Delphi Automotive Systems Corp. ...     440,325   $    6,412,233
  General Motors Corp. ..............     473,826       27,511,522
  Navistar International Corp. (a)...     395,200       12,275,900
  PACCAR Inc. .......................     279,400       11,088,687
                                                    --------------
                                                        57,288,342
                                                    --------------
CHEMICALS -- 1.4%
  Eastman Chemical Co. ..............     941,550       44,959,012
  Potash Corp. of Saskatchewan, Inc.
    (Canada).........................     380,000       20,971,250
  Wellman, Inc. .....................     798,200       12,920,863
                                                    --------------
                                                        78,851,125
                                                    --------------
CONSTRUCTION & HOUSING -- 0.5%
  Centex Corp. ......................   1,200,000       28,200,000
                                                    --------------
CONSUMER SERVICES -- 3.7%
  CKE Restaurants, Inc. .............   1,933,700        5,801,100
  Darden Restaurants, Inc. ..........   7,922,700      128,743,875
  Hilton Hotels Corp. ...............   3,470,600       32,536,875
  Waste Management, Inc. ............   1,882,292       35,763,548
                                                    --------------
                                                       202,845,398
                                                    --------------
DIVERSIFIED CONSUMER PRODUCTS -- 8.2%
  Eastman Kodak Co. .................   3,368,600      200,431,700
  Nabisco Group Holdings Corp. ......   3,710,000       96,228,125
  Philip Morris Co., Inc. ...........   2,025,000       53,789,063
  R.J. Reynolds Tobacco Holdings,
    Inc. ............................   1,236,666       34,549,356
  Sara Lee Corp. ....................   2,497,500       48,232,969
  Service Corp. International (a)....   3,712,100       11,832,319
                                                    --------------
                                                       445,063,532
                                                    --------------
DIVERSIFIED MANUFACTURING -- 0.8%
  American Standard Co., Inc.(a).....   1,050,000       43,050,000
                                                    --------------
FINANCIAL SERVICES -- 13.8%
  American Financial Group, Inc. ....     552,700       13,713,869
  American General Corp. ............     879,704       53,661,944
  AXA Financial, Inc. ...............   2,373,800       79,009,200
  Bank of America Corp. .............   1,789,856       76,963,808
  Bank of New York Co., Inc. ........   1,265,600       58,850,400
  Chubb Corp. .......................   2,206,400      135,693,600
  John Hancock Financial Services,
    Inc.(a)..........................   1,748,100       41,408,119
  Loews Corp. .......................   1,775,000      106,500,000
  Mellon Financial Corp. ............     540,200       19,683,537
  Mercantile Bankshares Corp. .......     419,400       12,503,363
  Old Republic International
    Corp. ...........................   3,198,327       52,772,395
  SAFECO Corp. ......................   2,855,800       56,759,025
  St. Paul Companies, Inc. ..........   1,320,100       45,048,412
                                                    --------------
                                                       752,567,672
                                                    --------------
HEALTHCARE SERVICE -- 16.4%
  Foundation Health Systems,
    Inc.(a)..........................   4,724,610       61,419,930
  HCA - The Healthcare Company.......   5,790,100      175,874,287
  HEALTHSOUTH Corp.(a)...............   5,787,800       41,599,813
  PacifiCare Health Systems,
    Inc.(a)..........................   1,143,900       68,848,481
  Tenet Healthcare Corp.(a)..........   7,321,732      197,686,764
  UnitedHealth Group, Inc. ..........   1,914,900      164,202,675
  Wellpoint Health Networks,
    Inc.(a)..........................   2,570,900      186,229,569
                                                    --------------
                                                       895,861,519
                                                    --------------

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
HEALTHCARE SERVICE (CONT'D.)
INDUSTRIAL TECHNOLOGY -- 0.1%
  Gerber Scientific, Inc.............     419,800   $    4,827,700
                                                    --------------
METAL & MINERALS -- 4.9%
  Alcoa, Inc. .......................   3,764,000      109,156,000
  Birmingham Steel Corp. (a).........   1,492,400        5,783,050
  Freeport-McMoRan Copper & Gold,
    Inc. (Class "A" Stock)(a)........   3,853,300       35,161,362
  Freeport-McMoRan Copper & Gold,
    Inc. (Class "B" Stock)(a)........     319,600        2,956,300
  Newmont Mining Corp. ..............   3,057,000       66,107,625
  Phelps Dodge Corp. ................   1,263,900       47,001,281
                                                    --------------
                                                       266,165,618
                                                    --------------

OIL & GAS -- 6.2%
  Amerada Hess Corp. ................     325,000       20,068,750
  BP Amoco PLC, ADR (United
    Kingdom).........................   1,804,000      102,038,750
  Kerr-McGee Corp. ..................     590,400       34,796,700
  Occidental Petroleum Corp. ........   1,100,000       23,168,750
  Total Fina Elf SA, ADR (France)....   2,075,275      159,407,061
                                                    --------------
                                                       339,480,011
                                                    --------------
PAPER & FOREST PRODUCTS -- 9.2%
  Fort James Corp. ..................     664,000       15,355,000
  Georgia-Pacific Corp. (Timber
    Group)...........................   1,158,000       25,041,750
  Georgia-Pacific Group..............   3,875,800      101,739,750
  International Paper Co. ...........   2,261,200       67,412,025
  Mead Corp. ........................   2,690,300       67,930,075
  Rayonier, Inc. ....................     830,400       29,790,600
  Temple-Inland, Inc. ...............   1,516,600       63,697,200
  Weyerhaeuser Co. ..................   1,522,500       65,467,500
  Willamette Industries, Inc. .......   2,500,000       68,125,000
                                                    --------------
                                                       504,558,900
                                                    --------------
RETAIL -- 5.9%
  Consolidated Stores Corp.(a).......   2,023,800       24,285,600
  Dillard's, Inc. ...................   3,649,000       44,700,250
  IKON Office Solutions, Inc. .......   5,193,000       20,122,875
  J.C. Penney Co., Inc. .............   1,098,800       20,259,125
  Jones Apparel Group, Inc.(a).......     716,973       16,848,866
  Kmart Corp.(a).....................   6,500,000       44,281,250
  Pep Boys - Manny, Moe & Jack.......   1,594,900        9,569,400
  RadioShack Corp. ..................   2,166,900      102,656,887
  Sears, Roebuck & Co. ..............     138,900        4,531,613
  Toys 'R' Us, Inc.(a)...............   2,350,000       34,221,875
                                                    --------------
                                                       321,477,741
                                                    --------------
TECHNOLOGY -- 5.1%
  Arrow Electronics, Inc.(a).........   2,145,500       66,510,500
  Avnet, Inc.........................     887,600       52,590,300
  Compaq Computer Corp...............   4,533,150      115,878,647
  Computer Associates International,
    Inc..............................     791,300       40,504,669
  Lanier Worldwide, Inc.(a)..........   2,884,000        2,884,000
                                                    --------------
                                                       278,368,116
                                                    --------------
TELECOMMUNICATIONS -- 4.4%
  ALLTEL Corp. (a)...................   1,129,588       69,963,857
  AT&T Corp. ........................   1,448,700       45,815,137
  General Motors Corp. (Class "H"
    Stock)(a)........................     166,325       14,595,019

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B53

JUNE 30, 2000 (UNAUDITED)

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
TELECOMMUNICATIONS (CONT'D.)
  Harris Corp. ......................   2,884,000   $   94,451,000
  Loral Space & Communications, Ltd.
    (a)..............................   2,600,000       18,037,500
                                                    --------------
                                                       242,862,513
                                                    --------------
UTILITY -- ELECTRIC -- 2.4%
  American Electric Power Co,
    Inc. ............................     180,000        5,332,500
  GPU, Inc. .........................     500,000       13,531,250
  KeySpan Corp.......................   1,356,432       41,710,284
  Reliant Energy, Inc. ..............     974,519       28,809,218
  Unicom Corp. ......................   1,112,900       43,055,319
                                                    --------------
                                                       132,438,571
                                                    --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $4,101,340,677)..........................    4,593,906,758
                                                    --------------

                                       PRINCIPAL
SHORT-TERM                   MOODY'S     AMOUNT
INVESTMENTS --               RATING      (000)
15.8%                        -------   ----------
COMMERCIAL PAPER -- 14.6%
  American Express Co.,
    6.63%, 07/11/00........  P1        $    5,350        5,340,147
  Bank of Montreal,
    6.58%, 07/17/00........  P2            26,537       26,537,000
  Barton Capital Corp.,
    6.58%, 07/25/00........  P1            25,194       25,083,482
    6.60%, 08/07/00........  P1            28,308       28,115,978
  BCI Funding Corp.,
    6.58%, 07/11/00........  P1            14,963       14,935,651
  Black Forest Corp.,
    6.57%, 07/05/00........  P1            20,800       20,784,816
    6.56%, 07/10/00........  P1            35,000       34,942,600
  Blue Ridge Asset,
    6.58%, 07/19/00........  P1            25,000       24,917,750
  Canadian Imperial Bank of
    Commerce,
    6.58%, 07/12/00........  P2            56,000       56,000,000
  Centric Capital Corp.,
    6.65%, 08/08/00........  P1             4,800        4,766,307
  Citicorp,
    6.62%, 08/14/00........  P1            27,000       26,781,540
  Dexia Bank,
    7.13%, 07/03/00........  P2            30,000       30,000,000
  Edison Asset
    Securitization LLC,
    6.65%, 08/10/00........  P1            50,000       49,630,555
  Enterprise Funding Corp.,
    6.60%, 07/19/00........  P1            31,000       30,897,700
    6.55%, 07/28/00........  P1            25,000       24,877,187
  Falcon Asset
    Securitization Corp.,
    6.55%, 07/25/00........  P1            57,000       56,751,100
  General Motors Acceptance
    Corp.,
    6.63%, 07/12/00........  P1             4,500        4,490,884

                                       PRINCIPAL
SHORT-TERM                   MOODY'S     AMOUNT         VALUE
INVESTMENTS                  RATING      (000)         (NOTE 2)
(CONTINUED)                  -------   ----------   --------------
COMMERCIAL PAPER (CONT'D.)
  GTE Corp.,
    6.62%, 07/26/00........  P1        $    5,600   $    5,574,255
  Hartford Financial
    Services,
    6.60%, 08/18/00........  P1            55,000       54,516,000
  Kimberly Clark Corp.,
    6.54%, 07/28/00........  P1            13,000       12,936,235
  Morgan Stanley Dean
    Witter & Co.,
    6.58%, 07/27/00........  P1            20,000       19,904,956
  Old Line Funding Corp.,
    6.57%, 07/17/00........  P1            50,000       49,854,000
  Salomon Smith Barney
    Holdings, Inc.,
    6.54%, 07/28/00........  P1            28,000       27,862,660
  Sony Capital Corp.,
    6.60%, 07/07/00........  P1            50,000       49,945,000
  Target Corp.,
    6.64%, 08/07/00........  P1            20,000       19,863,511
  Thunder Bay Funding,
    Inc.,
    6.58%, 07/17/00........  P1             7,000        6,979,529
    6.56%, 07/18/00........  P1            32,981       32,878,832
    6.56%, 07/20/00........  P1            16,300       16,243,566
  TransAmerica Financial
    Corp.,
    6.60%, 07/17/00........  P1            15,000       14,956,000
  Windmill Funding Corp.,
    6.60%, 07/26/00........  P1            20,000       19,908,333
                                                    --------------
                                                       796,275,574
                                                    --------------
                                       PRINCIPAL
SHORT-TERM                               AMOUNT         VALUE
INVESTMENTS                              (000)         (NOTE 2)
(CONTINUED)                            ----------   --------------
REPURCHASE AGREEMENT -- 1.2%
  Joint Repurchase Agreement Account
    6.49%, 07/03/00 (Note 5)........       67,436       67,436,000
                                                    --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $863,711,574)............................      863,711,574
                                                    --------------
TOTAL INVESTMENTS -- 99.9%
  (cost $4,965,052,251; Note 6)..................    5,457,618,332
ASSETS IN EXCESS OF OTHER
  LIABILITIES -- 0.1%............................        6,425,993
                                                    --------------
NET ASSETS -- 100.0%.............................   $5,464,044,325
                                                    ==============

The following abbreviations are used in portfolio descriptions:
   ADR  American Depository Receipt.
   PLC   Public Limited Company (British Corporation).
   SA Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation).

(a) Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B54

                          PRUDENTIAL JENNISON PORTFOLIO
JUNE 30, 2000 (UNAUDITED)

LONG-TERM INVESTMENTS -- 95.9%                          VALUE
                                         SHARES        (NOTE 2)
COMMON STOCKS                          ----------   --------------
ADVERTISING -- 1.1%
  Omnicom Group Inc. ................     420,200   $   37,424,063
                                                    --------------
COMPUTERS -- 8.9%
  Compaq Computer Corp. .............   1,348,100       34,460,806
  Dell Computer Corp.(a).............     775,300       38,231,981
  EMC Corp.(a).......................     968,000       74,475,500
  Hewlett-Packard Co. ...............     965,500      120,566,812
  Sun Microsystems, Inc.(a)..........     471,800       42,904,313
                                                    --------------
                                                       310,639,412
                                                    --------------
COMPUTER SOFTWARE & SERVICES -- 7.2%
  ASM Lithography Holding N.V.(a)....     555,100       24,493,787
  Cisco Systems, Inc.(a).............   1,854,000      117,844,875
  Juniper Networks, Inc.(a)..........     142,200       20,698,988
  Microsoft Corp.(a).................     758,600       60,688,000
  VERITAS Software Corp.(a)..........     229,050       25,886,229
                                                    --------------
                                                       249,611,879
                                                    --------------
COSMETICS & SOAPS -- 0.6%
  Estee Lauder Companies (Class
    "A").............................     414,500       20,491,844
                                                    --------------
DIVERSIFIED OPERATIONS -- 3.2%
  Corning, Inc. .....................     154,200       41,614,725
  General Electric Co. ..............   1,330,000       70,490,000
                                                    --------------
                                                       112,104,725
                                                    --------------
DRUGS & MEDICAL SUPPLIES -- 12.8%
  American Home Products Corp. ......   1,061,300       62,351,375
  Amgen, Inc.(a).....................     744,300       52,287,075
  Genetech, Inc.(a)..................     232,800       40,041,600
  Lilly (Eli) & Co. .................     270,200       26,986,225
  Merck & Co., Inc. .................     714,200       54,725,575
  Pfizer, Inc. ......................   2,819,300      135,326,400
  Pharmacia Corp. ...................   1,373,994       71,018,315
                                                    --------------
                                                       442,736,565
                                                    --------------
ELECTRONICS -- 8.5%
  Applied Materials, Inc.(a).........     532,600       48,266,875
  Applied Micro Circuits Corp.(a)....     232,800       22,989,000
  Broadcom Corp.(a)..................      90,200       19,748,162
  Intel Corp. .......................     954,800      127,644,825
  Texas Instruments, Inc. ...........   1,122,100       77,074,244
                                                    --------------
                                                       295,723,106
                                                    --------------
FINANCIAL SERVICES -- 10.0%
  American Express Co. ..............   1,278,600       66,647,025
  Citigroup, Inc. ...................   1,927,200      116,113,800
  Merrill Lynch & Co., Inc. .........     638,600       73,439,000
  Morgan Stanley Dean Witter &
    Co. .............................   1,111,340       92,519,055
                                                    --------------
                                                       348,718,880
                                                    --------------
INSURANCE -- 2.2%
  American International Group,
    Inc. ............................     636,425       74,779,937
                                                    --------------
INTERNET SOFTWARE -- 1.7%
  America Online, Inc.(a)............     706,600       37,273,150
  Verisign, Inc. ....................     128,000       22,592,000
                                                    --------------
                                                        59,865,150
                                                    --------------
MEDIA -- 8.2%
  AT&T Corp. -- Liberty Media Group
    (Class "A" Stock)................   2,239,000       54,295,750
  Clear Channel Communications,
     Inc.(a).........................     779,100       58,432,500
  Time Warner, Inc. .................     476,900       36,244,400
  Univision Communications Inc(a)....     338,300       35,014,050
  Viacom, Inc.(a)....................   1,477,119      100,721,052
                                                    --------------
                                                       284,707,752
                                                    --------------

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
OIL & GAS SERVICES -- 1.0%
  Schlumberger, Ltd. ................     479,600   $   35,790,150
                                                    --------------
RETAIL -- 9.7%
  Costco Wholesale Corp.(a)..........     137,500        4,537,500
  Gap, Inc. (The)....................   1,228,850       38,401,562
  Home Depot, Inc. ..................   2,269,700      113,343,144
  Kohl's Corp.(a)....................   1,277,200       71,044,250
  Tiffany & Co. .....................     525,900       35,498,250
  Wal-Mart Stores, Inc. .............   1,273,400       73,379,675
                                                    --------------
                                                       336,204,381
                                                    --------------
TELECOMMUNICATIONS -- 20.8%
  Allegiance Telecom, Inc.(a)........     475,150       30,409,600
  Ericsson (L.M.) Telephone Co., Inc.
    (ADR) (Sweden)...................   2,318,900       46,378,000
  General Motors Corp (Class "H"
    Stock)...........................     508,300       44,603,325
  Global Crossing Ltd.(a)............   1,580,000       41,573,750
  JDS Uniphase Corp.(a)..............     307,800       36,897,525
  Level 3 Communications, Inc.(a)....     173,300       15,250,400
  Metromedia Fiber Network, Inc. ....     709,200       28,146,375
  Motorola, Inc. ....................   1,026,100       29,821,031
  Nextel Communications, Inc. .......     502,400       30,740,600
  Nextlink Communications(a).........     501,600       19,029,450
  Nokia Corp. (ADR) (Finland)(a).....   2,331,500      116,429,281
  Nortel Networks Corp...............     576,100       39,318,825
  NTL, Inc.(a)(b)....................     740,850       44,358,394
  Qwest Communications International,
    Inc.(a)(b).......................   1,896,100       94,212,469
  Vodafone AirTouch Group PLC, ADR
    (United Kingdom).................   2,574,581      106,684,217
                                                    --------------
                                                       723,853,242
                                                    --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $2,573,842,030)..........................    3,332,651,086
                                                    --------------
                                       PRINCIPAL
                                         AMOUNT         VALUE
SHORT-TERM                               (000)         (NOTE 2)
INVESTMENTS -- 4.2%                    ----------   --------------
  REPURCHASE AGREEMENT
    Joint Repurchase Agreement
      Account 6.49%, 07/03/00
    (cost $145,588,000; Note 5)......  $  145,588   $  145,588,000
                                                    --------------
TOTAL INVESTMENTS -- 100.1%
  (cost $2,719,430,030; Note 6)..................    3,478,239,086
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.1%)...............................       (5,109,135)
                                                    --------------
NET ASSETS -- 100.0%.............................   $3,473,129,951
                                                    ==============

The following abbreviations are used in portfolio
descriptions:
ADR  American Depository Receipt
PLC  Public Limited Company (British Corporation)
NV   Naamloze Vennootschap (Dutch Corporation)

(a) Non-income producing security.
(b) Portion of the security on loans: As of June 30, 2000, the Fund had securities on loan with an aggregate market value of $113,899,238. As of this date, the collateral held for securities on loan was comprised of U.S. government securities with an aggregate market value of $119,174,485.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B55

                                GLOBAL PORTFOLIO
JUNE 30, 2000 (UNAUDITED)

LONG-TERM INVESTMENTS -- 85.0%                          VALUE
                                         SHARES        (NOTE 2)
COMMON STOCKS                          ----------   --------------
AUSTRALIA -- 2.3%
  Broken Hill Proprietary Co.,
    Ltd..............................   1,524,500   $   18,009,628
  Commonwealth Bank of Australia
    (c)..............................     922,600       15,280,819
                                                    --------------
                                                        33,290,447
                                                    --------------
FINLAND -- 2.3%
  Nokia Oy...........................     651,200       33,269,935
                                                    --------------
FRANCE -- 7.1%
  Havas Advertising SA (c)...........     545,940       12,497,993
  Lafarge SA.........................      97,931        7,619,640
  Legrand SA.........................      64,200       14,420,912
  Publicis SA(a) (c).................      15,489        6,084,923
  Thomson Multimedia.................     291,562       18,895,155
  Total Fina SA......................     192,938       29,617,825
  Vivendi SA.........................     143,700       12,698,533
                                                    --------------
                                                       101,834,981
                                                    --------------
REPUBLIC OF GERMANY -- 1.3%
  Infineon Technologies AG(a)........      40,600        3,203,561
  Siemens AG.........................      99,400       15,011,819
                                                    --------------
                                                        18,215,380
                                                    --------------
HONG KONG -- 2.1%
  China Merchants Holdings
    International Co., Ltd...........  11,010,400        7,556,268
  China Mobile, Ltd.(a)..............   1,765,400       15,569,199
  Guangzhou Investment Co.,
    Ltd.(a)..........................  85,621,100        6,370,291
                                                    --------------
                                                        29,495,758
                                                    --------------
ITALY -- 1.2%
  Banca Intesa SpA...................   3,806,500       17,064,302
                                                    --------------
JAPAN -- 6.2%
  Canon, Inc.........................     304,000       15,119,107
  Nippon Telegraph & Telephone
    Corp.(a).........................       1,958       26,004,615
  NTT Mobile Communications Network,
    Inc..............................         870       23,519,050
  Softbank Corp......................      36,400        4,937,220
  Sony Corp. (c).....................     217,100       20,244,808
                                                    --------------
                                                        89,824,800
                                                    --------------
MEXICO -- 2.5%
  Grupo Televisa SA (GDR)(a).........     219,100       15,104,206
  Telefonos de Mexico, SA
    (Class "L" Shares) (ADR).........     355,300       20,296,513
                                                    --------------
                                                        35,400,719
                                                    --------------
NETHERLANDS -- 1.5%
  ING Groep N.V......................     328,800       22,251,276
                                                    --------------
SINGAPORE -- 0.9%
  Singapore Airlines, Ltd............   1,251,700       12,383,031
                                                    --------------
SOUTH KOREA -- 1.3%
  Samsung Electronics Co., Ltd.......      55,070       18,224,551
                                                    --------------
SPAIN -- 3.2%
  Banco Santander SA(a)..............   1,881,000       19,867,395
  Telefonica SA......................   1,191,808       25,631,774
                                                    --------------
                                                        45,499,169
                                                    --------------

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
SWEDEN -- 3.7%
  Hennes & Mauritz AB................     788,400   $   16,503,951
  Skanska AB (Class "B" Shares)......     435,200       15,472,567
  Telefonaktiebolaget LM Ericsson
    AB...............................   1,094,400       21,726,761
                                                    --------------
                                                        53,703,279
                                                    --------------
UNITED KINGDOM -- 7.9%
  Bank of Scotland...................   1,407,200       13,410,094
  Canary Wharf Finance PLC...........   1,601,000        8,993,946
  GKN PLC............................   1,084,800       13,865,897
  Hays PLC...........................   2,026,045       11,320,283
  Vodafone AirTouch PLC..............  10,986,851       44,479,020
  Barclays PLC.......................     887,991       22,121,615
                                                    --------------
                                                       114,190,855
                                                    --------------
UNITED STATES -- 41.5%
  American Home Products Corp........     221,000       12,983,750
  AT&T Corp..........................     363,500       10,132,563
  Atmel Corp.(a) (c).................     408,000       15,045,000
  Cablevision Systems Corp.
    (Class "A" Shares)(a)............     132,000        8,959,500
  Citigroup Inc......................     664,600       40,042,150
  Clear Channel Communications,
    Inc.(a)..........................     196,200       14,715,000
  Comcast Corp. (Class "A"
    Shares)(a).......................     315,700       12,785,850
  Electronic Arts, Inc.(a)...........     464,200       33,857,587
  Fox Entertainment Group, Inc.
    (Class "A" Stock)(a).............     564,800       17,155,800
  Intertrust Technologies Corp.......     215,100        4,422,994
  JDS Uniphase Corp.(a)..............     162,200       19,443,725
  Juniper Networks, Inc.(a)..........     130,600       19,010,462
  Mediaone Group, Inc. (c)...........      97,500        6,447,188
  Micron Technology, Inc.............     306,200       26,964,737
  Omnicom Group, Inc.................     238,500       21,241,406
  Ondisplay, Inc.....................      73,800        6,010,088
  Oracle Systems Corp.(a)............     517,600       43,510,750
  Pharmacia Corp.....................     388,200       20,065,087
  PMC-Sierra, Inc.(a)................     166,700       29,620,506
  Portal Software, Inc...............     207,300       13,241,288
  Quest Software, Inc. (c)...........      83,600        4,629,350
  SCI Systems, Inc.(a)...............     488,400       19,139,175
  Solectron Corp.(a) (c).............   1,147,400       48,047,375
  Target Corp........................     316,800       18,374,400
  Texas Instruments, Inc.............     311,200       21,375,550
  Time Warner, Inc. (c)..............     681,400       51,786,400
  USA Networks, Inc.(a)..............   1,440,300       31,146,487
  Wal-Mart Stores, Inc...............     192,500       11,092,813
  Williams-Sonoma, Inc.(a)...........     472,900       15,339,694
                                                    --------------
                                                       596,586,675
                                                    --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $931,781,068)................                1,221,235,158
                                                    --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B56

JUNE 30, 2000 (UNAUDITED)

                                             PRINCIPAL
                                 MOODY'S      AMOUNT         VALUE
SHORT-TERM                       RATING        (000)        (NOTE 2)
INVESTMENTS -- 15.0%           -----------   ---------   --------------
COMMERCIAL PAPER -- 7.3%
  American Electric Power
    6.83%, 07/21/00(b).......    P1           $ 8,000    $    7,969,644
  Bombardier Capital, Inc.
    6.82, 07/21/00(b)........    P1             4,200         4,184,087
  CitiCorp 6.55%,
    07/10/00(b)..............    P1            20,000        19,967,250
  Conagra, Inc. 6.85%,
    07/7/00(b)...............    P1             8,600         8,590,182
  General Electric Capital
    International 6.52%,
    07/14/00(b)..............    P1            24,000        23,943,493
  GPU Capital, Inc. 6.89%,
    07/14/00(b)..............    P1             8,900         8,877,856
  Hartford Financial Services
    6.60%, 08/18/00(b).......    P1             3,041         3,014,239
  Keyspan Corp. 6.82%,
    07/19/00(b)..............    P1             6,124         6,103,117
  Suntrust Grand Cayman
    7.00%, 07/03/00(b).......    P1            13,782        13,782,000
  TRW, Inc. 6.90%,
    08/15/00(b)..............    P1             8,000         7,931,000
                                                         --------------
                                                            104,362,868
                                                         --------------
U.S. GOVERNMENT OBLIGATIONS -- 5.9%
  United States Treasury Bills,
    5.61%, 08/17/00.......................     11,800        11,713,575
    5.59%, 08/17/00.......................      5,310         5,271,420
    5.74%, 09/14/00.......................     68,804        67,981,219
                                                         --------------
                                                             84,966,214
                                                         --------------
REPURCHASE AGREEMENT -- 1.8%
  Joint Repurchase Agreement Account,
    6.49%, 07/03/00
    (cost $25,850,000; Note 5)............     25,850        25,850,000
                                                         --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $215,179,082).................................      215,179,082
                                                         --------------
TOTAL INVESTMENTS -- 100.0%
  (cost $1,146,960,150; Note 6).......................    1,436,414,240
FORWARD CURRENCY CONTRACTS -- AMOUNT
  PAYABLE TO COUNTERPARTIES(d)........................         (418,608)
ASSETS IN EXCESS OF OTHER
  LIABILITIES.........................................          542,913
                                                         --------------
TOTAL NET ASSETS -- 100.0%............................   $1,436,538,545
                                                         ==============

The following abbreviations are used in portfolio descriptions:
   AB  Aktiebolag (Swedish Stock Company)
   AG  Aktiengesellschaft (German Stock Company)
   N.V.  Naamloze Vennootschap (Dutch Corporation)
   Oy  Osokehio (Finnish Corporation)
   PLC  Public Limited Company (British Corporation)
   SA Sociedad Anomia (Spanish Corporation) or Societe Anonyme (French Corporation)
(a) Non-income producing security.
(b) Represents security purchased with cash collateral received for securities on loan.
(c) Portion of securities on loan with an aggregate market value of $101,658,341; cash collateral of $103,874,453 was received with which the portfolio purchased securities.

(d) Outstanding forward currency contract as of June 30, 2000 was as follows:

FOREIGN CURRENCY          VALUE AT         CURRENT      APPRECIATION
CONTRACT               SETTLEMENT DATE      VALUE      (DEPRECIATION)
----------------       ---------------   -----------   --------------
Purchase Contract:
  Japanese Yen,
    expiring 8/15/00     $17,611,196     $17,629,352      $  18,156
Sale Contract:
  Japanese Yen,
    expiring 8/15/00     $17,192,588     $17,629,352      $(436,764)
                                                          ---------
                                                          $(418,608)
                                                          =========

The industry classification of portfolio of holdings shown as a percentage of net assets as of June 30, 2000 were as follows:

Telecommunications                                       20.0%
Electronics                                              15.1%
Media                                                     9.5%
Computer Software & Services                              5.7%
Commercial Banking                                        4.9%
Financial Services                                        4.8%
Retail                                                    4.3%
Diversified Operations                                    2.9%
Advertising                                               2.8%
Pharmaceuticals                                           2.3%
Oil & Gas Services                                        2.1%
Telephones                                                1.4%
Manufacturing                                             1.3%
Banks                                                     1.2%
Construction                                              1.1%
Diversified Manufacturing                                 1.1%
Automobiles & Manufacturing                               1.0%
Electrical Equipment                                      1.0%
Airlines                                                  0.9%
Real Estate-Development                                   0.6%
Building Materials & Components                           0.5%
Materials                                                 0.5%
Commercial Paper                                          7.3%
U.S. Government Securities                                5.9%
Repurchase Agreement                                      1.8%
                                                        ------
                                                        100.0%
                                                        ======

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B57

                      NOTES TO THE FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                                  (UNAUDITED)

NOTE 1: GENERAL

        The Prudential Series Fund, Inc. ("Series Fund"), a Maryland corporation, organized on November 15, 1982, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Series Fund is composed of seventeen Portfolios ("Portfolio" or "Portfolios"), each with a separate series of capital stock. The information presented in these financial statements pertains to only the ten Portfolios available for investment by Variable Universal Life: Money Market Portfolio, Diversified Bond Portfolio, Conservative Balanced Portfolio, Flexible Managed Portfolio, High Yield Bond Portfolio, Stock Index Portfolio, Equity Income Portfolio, Equity Portfolio, Prudential Jennison Portfolio and Global Portfolio.

        The Portfolios of the Series Fund have the following as investment objectives:

        Money Market Portfolio: Current income, stability of capital and maintenance of liquidity by investing in short-term money market securities that generally mature in 13 months or less. The ability of the issuers of the securities held by the Money Market Portfolio to meet their obligations may be affected by economic developments in a specific industry or region.

        Diversified Bond Portfolio: High level of income over the long term by investing in U.S. government securities, mortgage-backed bonds, both investment-grade and high yield corporate debt, and foreign securities.

        Conservative Balanced Portfolio: Favorable total return consistent with a more conservatively managed diversified portfolio by investing in money market instruments, bonds and common stocks of both established and smaller companies.

        Flexible Managed Portfolio: High total return by investing in money market instruments, bonds and common stocks.

        High Yield Bond Portfolio: High total return by investing primarily in noninvestment-grade bonds.

        Stock Index Portfolio: Results that correspond to the price and yield performance of the S&P 500 Index by investing primarily in stocks in the S&P 500 Index.

        Equity Income Portfolio: Current income and capital appreciation by investing primarily in stocks and convertible securities with prospects for income returns above those of the S&P 500 Index.

        Equity Portfolio: Capital appreciation by investing primarily in stocks of major, established companies.

        Prudential Jennison Portfolio: Long-term growth of capital by investing primarily in common stocks of established companies with above-average growth prospects.

        Global Portfolio: Long-term growth of capital by investing primarily in common stock and common stock equivalents of U.S. and foreign companies.

NOTE 2: ACCOUNTING POLICIES

        The following is a summary of significant accounting policies followed by the Series Fund and the Portfolios in preparation of their financial statements.

        Securities Valuation: Equity securities traded on an exchange or NASDAQ (whether domestic or foreign) are valued at the last reported sales price on the primary exchange on which they are traded, or if there is not a sale, at the mean of the last reported bid and asked prices or at the bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are valued by an independent pricing agent or a principal market maker. Debt securities, in general, are valued using an independent pricing service or a principal market maker. Options on stock or stock indices are valued at the average of the last reported bid and asked prices on the exchange on which they are traded. Futures contracts and options on futures contracts are valued at the last reported sale price, or if there is not a sale, at the mean between the last reported bid and asked prices on the commodity exchange or the board of trade on which they are traded. Any security for which a reliable market quotation is unavailable is valued at fair value by The Prudential Insurance Company of America ("The Prudential") under the direction of the Series Fund's Board of Directors.

                                       C1

        The Money Market, Conservative Balanced and Flexible Managed Portfolios use amortized cost to value short-term securities. Short-term securities that are held in the other Portfolios which mature in more than 60 days are valued at current market quotations and those short-term securities which mature in 60 days or less are valued at amortized cost.

        The High Yield Bond Portfolio may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law ("restricted securities"). Certain issues of restricted securities held by the High Yield Bond Portfolio at June 30, 2000 include registration rights, none of which are currently under contract to be registered. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

        Repurchase Agreements: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Series Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may by delayed or limited.

        Foreign Currency Translation: The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

        (i) market value of investment securities, other assets and liabilities
        - at the current rates of exchange.

        (ii) purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions.

        Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal period. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, these realized and unrealized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

        Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Series Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

        Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

        Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain portfolios of the Series Fund may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain
        (loss) on foreign currencies. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

        Short Sales: Certain portfolios of the Series Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the buyer. The proceeds of the short sale will be retained by the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion

                                       C2
        of the sale. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

        Options: The Series Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value with respect to securities which the Series Fund currently owns or intends to purchase. The Series Fund's principal reason for writing options is to realize, through receipts of premiums, a greater current return than would be realized on the underlying security alone. When the Series Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Series Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sales or the cost of the purchase in determining whether the Series Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

        The Series Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased
        (put). As a result, the Series Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

        Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Series Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

        The Series Fund invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Series Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

        Securities Lending: The Series Fund (excluding the Money Market Portfolio) may lend its portfolio securities to broker-dealers, qualified banks and certain institutional investors. The loans are secured by collateral in an amount equal to at least the market value at all times of the loaned securities plus any accrued interest and dividends. During the time the securities are on loan, the Series Fund will continue to receive the interest and dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Loans are subject to termination at the option of the borrower or the Series Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Series Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Series Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. Prudential Securities Incorporated ("PSI") is the securities

                                       C3
        lending agent for the Series Fund. PSI is a wholly owned subsidiary of The Prudential. For the six months ended June 30, 2000, PSI has been compensated by the following amounts:

            Conservative Balanced Portfolio.............................  $  313,795
            Flexible Managed Portfolio..................................     359,455
            High Yield Bond Portfolio...................................      14,255
            Stock Index Portfolio.......................................       6,743
            Equity Income Portfolio.....................................      56,215
            Prudential Jennison Portfolio...............................     175,958
            Global Portfolio............................................      91,526
                                                                          ----------
                                                                          $1,017,947

        Swaps: Certain portfolios of the Series Fund may enter into swap agreements. A swap agreement is an agreement between two parties to exchange a series of cash flows at specified intervals. Based on a notional amount, each party pays an interest rate or the change in the value of a security. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the termination date of the swap and is equal to the difference between a Portfolio's basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Portfolio may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

        Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon, original issue discount, market discount and market premium is recorded on the accrual basis. Certain portfolios own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their costs. These estimates are adjusted when the actual source of the distributions is disclosed. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Series Fund's expenses are allocated to the respective Portfolios on the basis of relative net assets except for Portfolio specific expenses which are attributable directly at a Portfolio or class level.

        For Portfolio's with multiple classes and shares, net investment income, other than administration and distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

        Custody Fee Credits: The Series Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying statements of operations.

        Taxes: For federal income tax purposes, each portfolio in the Series Fund is treated as a separate taxpaying entity. It is the intent of each Portfolio of the Series Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. Therefore, no federal income tax provision is required.

        Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund's understanding of the applicable country's tax rules and regulations.

        Dividends and Distributions: Dividends and distributions of each Portfolio are declared in cash and automatically reinvested in additional shares of the same Portfolio. The Money Market Portfolio will declare and reinvest dividends from net investment income and net realized capital gain (loss) daily. Each other Portfolio will declare and distribute dividends from net investment income, if any, quarterly and distributions from net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

        Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

        Reclassification of Capital Accounts: The Series Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2:
        Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gains, and Return of Capital

                                       C4

        Distributions by Investment Companies. As a result of this statement, the Series Fund changed the classification of distributions to shareholders to disclose the amounts of undistributed net investment income and accumulated net realized gain (loss) on investments available for distributions determined in accordance with income tax regulations. For the six months ended June 30, 2000, the application of this statement increased (decreased) undistributed net investment income ("UNI") and accumulated net realized gain (loss) on investments ("G/L") by the following amounts:

                                                                              UNI           G/L
                                                                          -----------   ------------
            Equity Income Portfolio (a).................................  $      (689)  $        689
            Equity Portfolio (a)........................................    2,338,357     (2,338,357)
            Global Portfolio (a)........................................    4,266,206     (4,266,206)

        (a) Reclassification of net foreign currency gain (loss).

        Net investment income, net realized gains and net assets were not affected by these reclassifications.

NOTE 3: AGREEMENTS

        The Series Fund has an investment advisory agreement with The Prudential. Pursuant to this agreement The Prudential has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. The Prudential has entered into a service agreement with The Prudential Investment Corporation ("PIC"), which provides that PIC will furnish to The Prudential such services as The Prudential may require in connection with the performance of its obligations under the investment advisory agreement with the Series Fund. In addition, The Prudential has entered into a subadvisory agreement with Jennison Associates LLC ("Jennison"), under which Jennison furnishes investment advisory services in connection with the management of the Prudential Jennison Portfolio. The Prudential pays for the services of PIC and Jennison, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Series Fund bears all other costs and expenses.

        The investment advisory fee paid to The Prudential is computed daily and payable quarterly, at the annual rates specified below, of the value of each of the Portfolio's average daily net assets.

                                                                          Investment Advisory Fee
                                                                          -----------------------
            Money Market Portfolio......................................           0.40%
            Diversified Bond Portfolio..................................           0.40
            Conservative Balanced Portfolio.............................           0.55
            Flexible Managed Portfolio..................................           0.60
            High Yield Bond Portfolio...................................           0.55
            Stock Index Portfolio.......................................           0.35
            Equity Income Portfolio.....................................           0.40
            Equity Portfolio............................................           0.45
            Prudential Jennison Portfolio...............................           0.60
            Global Portfolio............................................           0.75

        The Prudential compensates Jennison for its services as follows: 0.75% on the first $10 million of the Prudential Jennison Portfolio's average daily net assets, 0.50% on the next $30 million, 0.35% on the next $25 million, 0.25% on the next $335 million, 0.22% on the next $600 million and 0.20% thereafter.

        The Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS") which acts as the distributor of the Class I and Class II shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund's Class II shares pursuant to a plan of distribution (the "Class II Plan"), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable quarterly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. Pursuant to the Class II Plan, the Class II shares of each Portfolio compensates PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

        The Series Fund has an administration agreement with Prudential Investments Fund Management LLC ("PIFM") which acts as the administrator of the Class II shares of the Series Fund. The administration fee paid

                                       C5
        to PIFM is accrued daily and payable quarterly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

        The Prudential has agreed to reimburse each Portfolio (other than the Global Portfolio), the portion of the investment advisory fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes and brokerage commissions) exceeds 0.75% of the Portfolio's average daily net assets. No reimbursement was required for the six months ended June 30, 2000.

        PIC, PIMS, PIFM and Jennison are wholly-owned subsidiaries of The Prudential.

        The Series Fund, along with other affiliated registered investment companies (the "Funds"), entered into a syndicated credit agreement ("SCA") with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings outstanding will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pays a commitment fee at an annual rate of 0.080 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was
        0.065 of 1% on the unused portion of the facility. The Series Fund did not borrow any amounts pursuant to the agreement during the six months ended June 30, 2000.

NOTE 4: OTHER TRANSACTIONS WITH AFFILIATES

        Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, serves as the Series Fund's transfer agent. Transfer agent fees and expenses in the statements of operations include certain out-of-pocket expense paid to nonaffiliates. During the six months ended June 30, 2000, the Series Fund incurred fees for the services of PMFS and as of June 30, 2000 fees were due to PMFS as follows:

                                                                      Amount Incurred
                                                                          For the         Amount Due
                                                                      Six Months Ended       As of
                                                                       June 30, 2000     June 30, 2000
                                                                      ----------------   -------------
        Money Market Portfolio......................................      $ 4,800           $  800
        Diversified Bond Portfolio..................................        4,900              800
        Conservative Balanced Portfolio.............................        4,000              700
        Flexible Managed Portfolio..................................        5,000              800
        High Yield Bond Portfolio...................................        4,800              800
        Stock Index Portfolio.......................................        4,900              800
        Equity Income Portfolio.....................................        4,600              800
        Equity Portfolio............................................        5,000              900
        Prudential Jennison Portfolio...............................        5,100              900
        Global Portfolio............................................        4,700              800
                                                                          -------           ------
                                                                          $44,800           $8,100

        For the six months ended June 30, 2000, PSI earned $315,929 in brokerage commissions from transactions executed on behalf of the Series Fund as follows:

                                                                          Commission
                                                                          ----------
            Conservative Balanced Portfolio.............................   $  3,387
            Flexible Managed Portfolio..................................     20,378
            Equity Income Portfolio.....................................     54,004
            Equity Portfolio............................................     99,440
            Prudential Jennison Portfolio...............................    138,270
                                                                           --------
                                                                           $315,929

        At June 30, 2000, the High Yield Bond Portfolio includes a receivable of $941,736 due from the manager relating to an unrealized loss in connection with an investment transaction. This unrealized loss has been included in the net change in unrealized depreciation of investments in the Statement of Operations.

                                       C6

NOTE 5: JOINT REPURCHASE AGREEMENT ACCOUNT

        The Series Fund may transfer uninvested cash balances into a single joint repurchase agreement account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. government obligations. The Series Fund's undivided interest in the joint repurchase agreement account represented $631,671,000 as of June 30, 2000. The Portfolios of the Series Fund with cash invested in the joint accounts had the following principal amounts and percentage participation in the account:

                                                                       Principal     Percentage
                                                                         Amount       Interest
                                                                      ------------   ----------
        Diversified Bond Portfolio..................................  $ 34,236,000       5.42%
        Conservative Balanced Portfolio.............................    57,017,000       9.03
        Flexible Managed Portfolio..................................    97,471,000      15.43
        High Yield Bond Portfolio...................................    41,437,000       6.56
        Stock Index Portfolio.......................................    59,383,000       9.40
        Equity Income Portfolio.....................................    21,298,000       3.37
        Equity Portfolio............................................    67,436,000      10.67
        Prudential Jennison Portfolio...............................   145,588,000      23.05
        Global Portfolio............................................    25,850,000       4.09
        All other Portfolios........................................    81,955,000      12.98
                                                                      ------------     ------
                                                                      $631,671,000     100.00%

        As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

        ABN AMRO Inc., 6.60%, in the principal amount of $130,000,000, repurchase price $130,071,500, due 7/3/00. The value of the collateral including accrued interest was $132,600,710.

        ABN AMRO Inc., 6.20%, in the principal amount of $76,455,000, repurchase price $76,494,502, due 7/3/00. The value of the collateral including accrued interest was $77,984,334.

        Bear, Stearns & Co., Inc., 6.55%, in the principal amount of $125,000,000, repurchase price $125,068,229, due 7/3/00. The value of the collateral including accrued interest was $127,935,940.

        Credit Suisse First Boston Corp., 6.65%, in the principal amount of $125,000,000, repurchase price $125,069,271, due 7/3/00. The value of the collateral including accrued interest was $130,618,178.

        UBS Warburg, 6.55%, in the principal amount of $100,000,000, repurchase price $100,054,583, due 7/3/00. The value of the collateral including accrued interest was $102,001,028.

        UBS Warburg, 6.25%, in the principal amount of $75,216,000, repurchase price $75,255,175, due 7/3/00. The value of the collateral including accrued interest was $76,721,755.

NOTE 6: PORTFOLIO SECURITIES

        The aggregate cost of purchases and the proceeds from the sales of securities (excluding short-term issues) for the six months ended June 30, 2000 were as follows:

        Cost of Purchases:

                                                                      Non-Government     Government
                                                                        Securities       Securities
                                                                      --------------   --------------
        Diversified Bond Portfolio..................................   $341,777,415    $  247,515,370
        Conservative Balanced Portfolio.............................    794,806,228     1,096,759,509
        Flexible Managed Portfolio..................................    669,592,038     1,674,359,362
        High Yield Bond Portfolio...................................              0       288,699,800
        Stock Index Portfolio.......................................              0       133,703,961
        Equity Income Portfolio.....................................              0       765,025,163
        Equity Portfolio............................................              0       251,721,501
        Prudential Jennison Portfolio...............................              0     1,842,685,398
        Global Portfolio............................................              0       376,923,599

                                       C7

        Proceeds from Sales:

                                                                      Non-Government     Government
                                                                        Securities       Securities
                                                                      --------------   --------------
        Diversified Bond Portfolio..................................  $ 273,669,937    $  332,157,325
        Conservative Balanced Portfolio.............................  1,078,594,082     1,478,115,288
        Flexible Managed Portfolio..................................    340,750,236     2,274,589,749
        High Yield Bond Portfolio...................................              0       263,848,234
        Stock Index Portfolio.......................................              0       105,636,662
        Equity Income Portfolio.....................................              0       887,894,500
        Equity Portfolio............................................              0       842,655,641
        Prudential Jennison Portfolio...............................              0     1,266,685,655
        Global Portfolio............................................              0       335,097,058

        The federal income tax basis and unrealized appreciation (depreciation) of the Series Fund's investments as of June 30, were as follows:

                                                                Total Net
                                                                Unrealized         Gross           Gross
                                                               Appreciation      Unrealized      Unrealized
                                               Tax Basis      (Depreciation)    Appreciation    Depreciation
                                             --------------   --------------   --------------   ------------
        Diversified Bond Portfolio.........  $1,251,783,832   $  (36,057,203)  $    5,834,834   $ 41,892,037
        Conservative Balanced Portfolio....   4,224,893,396      306,700,826      513,043,451    206,342,625
        Flexible Managed Portfolio.........   5,087,503,758      307,146,880      594,772,598    287,625,718
        High Yield Bond Portfolio..........     874,482,573     (116,206,186)      15,876,945    132,083,131
        Stock Index Portfolio..............   2,421,693,015    2,210,555,510    2,370,266,248    159,710,678
        Equity Income Portfolio............   1,738,740,135       17,139,127      253,827,943    236,688,816
        Equity Portfolio...................   4,965,052,251      492,566,081    1,138,419,652    645,853,571
        Prudential Jennison Portfolio......   2,724,954,392      753,284,694      852,783,794     99,499,100
        Global Portfolio...................   1,147,863,512      288,550,728      320,547,370     31,996,642

        The Global Portfolio entered into 3 swap agreements with Merrill Lynch International. The Portfolio receives the change in the market value of shares of Taiwan Semiconductor including dividends and the Global Portfolio pays 3 month LIBOR plus 0.75% based on the value of the shares of Taiwan Semiconductor on the date the contract was entered into. In addition, the Global Portfolio will pay a fee at termination of the swap equal to the number of shares of Taiwan Semiconductor times the market price on termination date times 0.0075. Details of the swap agreements are as follows:

                                    Termination                     Current         Current       Appreciation
               Open Date                Date          Shares         Value           Basis       (Depreciation)
               ---------            -----------      ---------   -------------   -------------   ---------------
        8/16/99.................      8/18/00        1,874,689    $ 8,828,956     $10,165,688      $(1,336,732)
        11/16/99................      8/18/00        1,253,632      5,904,053       6,797,945         (893,892)
        11/16/99................      8/18/00        1,367,896      6,442,186       7,417,553         (975,367)
                                                                  -----------     -----------      -----------
                                                                  $21,175,195     $24,381,186      $(3,205,991)
                                                                  ===========     ===========      ===========

        The Global Portfolio also entered into a future swap agreement with Merrill Lynch International having the following description. The Global Portfolio receives the positive change in the market value of Dow Jones Euro Stoxx 50 Sept '00 future and pays the negative change in the market value of the Dow Jones Euro Stoxx 50 Sept '00. The Global Portfolio paid a transaction fee for the agreement. The Portfolio will pay a fee at termination of the swap. Details of the swap are as follows:

                                      Termination                     Current         Current
                Open Date                 Date         Contracts       Value           Basis       Appreciation
                ---------             -----------      ---------   -------------   -------------   ------------
        6/1/00....................      9/20/00            1,350    $67,061,974     $66,774,997      $286,977

                                       C8

        For federal income tax purposes, the following Portfolios had post October losses deferred and capital loss carryforwards as of December 31, 1999. Accordingly, no capital gain distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts:

                                                  Post-October      Post-October    Capital Loss
                                                 Currency Losses   Capital Losses   Carryforwards   Expiration
                                                    Deferred          Deferred        Available        Date
                                                 ---------------   --------------   -------------   ----------
        Conservative Balanced Portfolio........                     $ 8,302,364
        Flexible Managed Portfolio.............                      16,235,978
        High Yield Bond Portfolio..............                       4,418,508     $ (2,841,700)      2003
                                                                                     (43,467,300)      2007
                                                                                    ------------
                                                                                     (46,309,000)
        Global Portfolio.......................     $262,338

NOTE 7: CAPITAL

        The Series Fund offers Class I and Class II shares. Both Class I and Class II shares of a Portfolio are not subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of The Prudential to fund benefits under certain variable life insurance and variable annuity contracts ("contracts"). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The accounts invest in shares of the Series Fund through subaccounts that correspond to the portfolios. The accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts. As of June 30, 2000, the Equity and Prudential Jennison Portfolios have Class II shares outstanding.

        Transactions in shares of common stock of the Equity and Prudential Jennison Portfolios were as follows:

EQUITY PORTFOLIO:

                                  Class I                               Shares          Amount
                                  -------                             -----------   ---------------
        Six months ended June 30, 2000:
        Capital stock sold..........................................    3,146,069   $    86,587,014
        Capital stock issued in reinvestment of dividends and
          distributions.............................................    6,358,428       165,952,214
        Capital stock repurchased...................................  (19,064,840)     (516,323,539)
                                                                      -----------   ---------------
        Net decrease in shares outstanding..........................   (9,560,343)  $  (263,784,311)
                                                                      ===========   ===============

                                                                        Shares          Amount
                                                                      -----------   ---------------
        Year ended December 31, 1999:
        Capital stock sold..........................................    8,671,360   $   269,536,387
        Capital stock issued in reinvestment of dividends and
          distributions.............................................   29,303,403       742,957,463
        Capital stock repurchased...................................  (33,039,026)   (1,018,930,728)
                                                                      -----------   ---------------
        Net increase in shares outstanding..........................    4,935,737   $    93,563,122
                                                                      ===========   ===============

                                       C9

                                  Class II                              Shares          Amount
                                  --------                            -----------   ---------------
        Six months ended June 30, 2000:
        Capital stock sold..........................................       41,625   $     1,144,430
        Capital stock issued in reinvestment of dividends and
          distributions.............................................          486            15,453
        Capital stock repurchased...................................      (30,644)         (840,234)
                                                                      -----------   ---------------
        Net increase in shares outstanding..........................       11,467   $       319,649
                                                                      ===========   ===============

                                                                        Shares         Amount
                                                                      -----------   -------------
        May 3, 1999(a) through December 31, 1999:
        Capital stock sold..........................................       14,063   $     457,113
        Capital stock issued in reinvestment of dividends and
          distributions.............................................        1,186          33,511
        Capital stock repurchased...................................       (4,199)       (135,030)
                                                                      -----------   -------------
        Net increase in shares outstanding..........................       11,050   $     355,594
                                                                      ===========   =============

        (a) Commencement of offering of Equity Portfolio Class II shares.

PRUDENTIAL JENNISON PORTFOLIO:

                                  Class I                               Shares         Amount
                                  -------                             -----------   -------------
        Six months ended June 30, 2000:
        Capital stock sold..........................................   22,342,715   $ 749,265,516
        Capital stock issued in reinvestment of dividends and
          distributions.............................................    1,630,628      49,620,027
        Capital stock repurchased...................................   (4,759,602)   (157,150,860)
                                                                      -----------   -------------
        Net increase in shares outstanding..........................   19,213,741   $ 641,734,683
                                                                      ===========   =============

                                  Class II                              Shares         Amount
                                  --------                            -----------   -------------
        February 10, 2000(b) through June 30, 2000:
        Capital stock sold..........................................       87,950   $   2,840,721
        Capital stock issued in reinvestment of dividends and
          distributions.............................................           73           2,217
        Capital stock repurchased...................................       (4,108)       (132,434)
                                                                      -----------   -------------
        Net increase in shares outstanding..........................       83,915   $   2,710,504
                                                                      ===========   =============

        (b) Commencement of offering of Prudential Jennison Portfolio Class II shares.

                                       C10

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                 MONEY MARKET PORTFOLIO
                                            -----------------------------------------------------------------
                                            SIX MONTHS                        YEAR ENDED
                                              ENDED                          DECEMBER 31,
                                             JUNE 30,    ----------------------------------------------------
                                               2000        1999       1998       1997       1996     1995(c)
                                            ----------   --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period......   $  10.00    $  10.00   $  10.00   $  10.00   $  10.00   $  10.00
                                             --------    --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income and realized and
  unrealized gains........................       0.29        0.49       0.52       0.54       0.51       0.56
Dividends and distributions...............      (0.29)      (0.49)     (0.52)     (0.54)     (0.51)     (0.56)
                                             --------    --------   --------   --------   --------   --------
Net Asset Value, end of period............   $  10.00    $  10.00   $  10.00   $  10.00   $  10.00   $  10.00
                                             ========    ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN(a)................       2.94%       4.97%      5.39%      5.41%      5.22%      5.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)...   $1,166.8    $1,335.5   $  920.2   $  657.5   $  668.8   $  613.3
Ratios to average net assets:
  Expenses................................       0.43%(b)     0.42%     0.41%      0.43%      0.44%      0.44%
  Net investment income...................       5.79%(b)     4.90%     5.20%      5.28%      5.10%      5.64%

                                                                    DIVERSIFIED BOND
                                            -----------------------------------------------------------------
                                            SIX MONTHS                        YEAR ENDED
                                              ENDED                          DECEMBER 31,
                                             JUNE 30,    ----------------------------------------------------
                                               2000        1999       1998       1997       1996     1995(c)
                                            ----------   --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period......   $  10.95    $  11.06   $  11.02   $  11.07   $  11.31   $  10.04
                                             --------    --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................       0.41        0.67       0.69       0.80       0.76       0.76
Net realized and unrealized gains (losses)
  on investments..........................      (0.11)      (0.75)      0.08       0.11      (0.27)      1.29
                                             --------    --------   --------   --------   --------   --------
    Total from investment operations......       0.30       (0.08)      0.77       0.91       0.49       2.05
                                             --------    --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income......      (0.17)         --      (0.69)     (0.83)     (0.73)     (0.75)
Distributions from net realized gains.....         --(d)    (0.03)     (0.04)     (0.13)        --      (0.03)
                                             --------    --------   --------   --------   --------   --------
    Total distributions...................      (0.17)      (0.03)     (0.73)     (0.96)     (0.73)     (0.78)
                                             --------    --------   --------   --------   --------   --------
Net Asset Value, end of period............   $  11.08    $  10.95   $  11.06   $  11.02   $  11.07   $  11.31
                                             ========    ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN(a)................       2.80%      (0.74)%     7.15%      8.57%      4.40%     20.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)...   $1,210.7    $1,253.8   $1,122.6   $  816.7   $  720.2   $  655.8
Ratios to average net assets:
  Expenses................................       0.43%(b)     0.43%     0.42%      0.43%      0.45%      0.44%
  Net investment income...................       6.85%(b)     6.25%     6.40%      7.18%      6.89%      7.00%
Portfolio turnover rate...................         51%        171%       199%       224%       210%       199%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(b) Annualized.

(c) Calculations are based on average month-end shares outstanding.

(d) Less than $0.002 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       D1

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                             CONSERVATIVE BALANCED PORTFOLIO
                                            -----------------------------------------------------------------
                                            SIX MONTHS                        YEAR ENDED
                                              ENDED                          DECEMBER 31,
                                             JUNE 30,    ----------------------------------------------------
                                               2000        1999       1998       1997       1996     1995(c)
                                            ----------   --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period......   $  15.36    $  15.08   $  14.97   $  15.52   $  15.31   $  14.10
                                             --------    --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................       0.32        0.62       0.66       0.76       0.66       0.63
Net realized and unrealized gains (losses)
  on investments..........................      (0.12)       0.37       1.05       1.26       1.24       1.78
                                             --------    --------   --------   --------   --------   --------
    Total from investment operations......       0.20        0.99       1.71       2.02       1.90       2.41
                                             --------    --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income......      (0.17)      (0.62)     (0.66)     (0.76)     (0.66)     (0.64)
Distributions from net realized gains.....         --       (0.06)     (0.94)     (1.81)     (1.03)     (0.56)
Distributions in excess from net realized
  gains...................................         --       (0.03)        --         --         --         --
                                             --------    --------   --------   --------   --------   --------
    Total distributions...................      (0.17)      (0.71)     (1.60)     (2.57)     (1.69)     (1.20)
                                             --------    --------   --------   --------   --------   --------
Net Asset Value, end of period............   $  15.39    $  15.36   $  15.08   $  14.97   $  15.52   $  15.31
                                             ========    ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN(a)................       1.39%       6.69%     11.74%     13.45%     12.63%     17.27%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)...   $3,998.2    $4,387.1   $4,796.0   $4,744.2   $4,478.8   $3,940.8
Ratios to average net assets:
  Expenses................................       0.58%(b)     0.57%     0.57%      0.56%      0.59%      0.58%
  Net investment income...................       4.11%(b)     4.02%     4.19%      4.48%      4.13%      4.19%
Portfolio turnover rate...................         48%        109%       167%       295%       295%       201%

                                                               FLEXIBLE MANAGED PORTFOLIO
                                            -----------------------------------------------------------------
                                            SIX MONTHS                        YEAR ENDED
                                              ENDED                          DECEMBER 31,
                                             JUNE 30,    ----------------------------------------------------
                                               2000        1999       1998       1997       1996     1995(c)
                                            ----------   --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period......   $  17.64    $  16.56   $  17.28   $  17.79   $  17.86   $  15.50
                                             --------    --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................       0.33        0.58       0.58       0.59       0.57       0.56
Net realized and unrealized gains (losses)
  on investments..........................      (0.23)       0.69       1.14       2.52       1.79       3.15
                                             --------    --------   --------   --------   --------   --------
    Total from investment operations......       0.10        1.27       1.72       3.11       2.36       3.71
                                             --------    --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income......      (0.15)         --      (0.59)     (0.58)     (0.58)     (0.56)
Distributions from net realized gains.....      (0.24)      (0.19)     (1.85)     (3.04)     (1.85)     (0.79)
                                             --------    --------   --------   --------   --------   --------
    Total distributions...................      (0.39)      (0.19)     (2.44)     (3.62)     (2.43)     (1.35)
                                             --------    --------   --------   --------   --------   --------
Net Asset Value, end of period............   $  17.35    $  17.64   $  16.56   $  17.28   $  17.79   $  17.86
                                             ========    ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN(a)................       0.64%       7.78%     10.24%     17.96%     13.64%     24.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)...   $4,754.3    $5,125.3   $5,410.0   $5,490.1   $4,896.9   $4,261.2
Ratios to average net assets:
  Expenses................................       0.63%(b)     0.62%     0.61%      0.62%      0.64%      0.63%
  Net investment income...................       3.39%(b)     3.20%     3.21%      3.02%      3.07%      3.30%
Portfolio turnover rate...................         52%         76%       138%       227%       233%       173%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(b) Annualized.

(c) Calculations are based on average month-end shares outstanding.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       D2

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                HIGH YIELD BONDEPORTFOLIO
                                                                             DECEMBER 31,
                                            -----------------------------------------------------------------
                                                         ----------------------------------------------------
                                               SIX         1999       1998       1997       1996     1995(c)
                                              MONTHS     --------   --------   --------   --------   --------
                                              ENDED
                                             JUNE 30,
                                               2000
                                            ----------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period......   $   7.52    $   7.21   $   8.14   $   7.87   $   7.80   $   7.37
                                             --------    --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................       0.42        0.79       0.77       0.78       0.80       0.81
Net realized and unrealized gains (losses)
  on investments..........................      (0.56)      (0.46)     (0.94)      0.26       0.06       0.46
                                             --------    --------   --------   --------   --------   --------
    Total from investment operations......      (0.14)       0.33      (0.17)      1.04       0.86       1.27
                                             --------    --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income......      (0.21)      (0.02)     (0.76)     (0.77)     (0.78)     (0.84)
Dividends in excess of net investment
  income..................................         --          --         --         --      (0.01)        --
                                             --------    --------   --------   --------   --------   --------
    Total distributions...................      (0.21)      (0.02)     (0.76)     (0.77)     (0.79)     (0.84)
                                             --------    --------   --------   --------   --------   --------
Net Asset Value, end of period............   $   7.17    $   7.52   $   7.21   $   8.14   $   7.87   $   7.80
                                             ========    ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN(a)................      (1.90)%      4.61%     (2.36)%    13.78%     11.39%     17.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)...   $  736.4    $  802.2   $  789.3   $  568.7   $  432.9   $  367.9
Ratios to average net assets:
  Expenses................................       0.59%(b)     0.60%     0.58%      0.57%      0.63%      0.61%
  Net investment income...................      10.38%(b)    10.48%    10.31%      9.78%      9.89%     10.34%
Portfolio turnover rate...................         37%         58%        63%       106%        88%       139%

                                                                  STOCK INDEX PORTFOLIOD
                                                                             DECEMBER 31,
                                            -----------------------------------------------------------------
                                                         ----------------------------------------------------
                                               SIX         1999       1998       1997       1996     1995(c)
                                              MONTHS     --------   --------   --------   --------   --------
                                              ENDED
                                             JUNE 30,
                                               2000
                                            ----------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period......   $  44.45    $  37.74   $  30.22   $  23.74   $  19.96   $  14.96
                                             --------    --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................       0.18        0.44       0.42       0.43       0.40       0.40
Net realized and unrealized gains (losses)
  on investments..........................      (0.43)       7.23       8.11       7.34       4.06       5.13
                                             --------    --------   --------   --------   --------   --------
    Total from investment operations......      (0.25)       7.67       8.53       7.77       4.46       5.53
                                             --------    --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income......      (0.10)      (0.43)     (0.42)     (0.42)     (0.40)     (0.38)
Distributions from net realized gains.....      (0.04)      (0.53)     (0.59)     (0.87)     (0.28)     (0.15)
                                             --------    --------   --------   --------   --------   --------
    Total distributions...................      (0.14)      (0.96)     (1.01)     (1.29)     (0.68)     (0.53)
                                             --------    --------   --------   --------   --------   --------
Net Asset Value, end of period............   $  44.06    $  44.45   $  37.74   $  30.22   $  23.74   $  19.96
                                             ========    ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN(a)................      (0.54)%     20.54%     28.42%     32.83%     22.57%     37.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)...   $4,628.9    $4,655.0   $3,548.1   $2,448.2   $1,581.4   $1,031.3
Ratios to average net assets:
  Expenses................................       0.38%(b)     0.39%     0.37%      0.37%      0.40%      0.38%
  Net investment income...................       0.84%(b)     1.09%     1.25%      1.55%      1.95%      2.27%
Portfolio turnover rate...................          2%          2%         3%         5%         1%         1%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(b) Annualized.

(c) Calculations are based on average month-end shares outstanding.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       D3

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                 EQUITY INCOME PORTFOLIO
                                            -----------------------------------------------------------------
                                            SIX MONTHS                        YEAR ENDED
                                              ENDED                          DECEMBER 31,
                                             JUNE 30,    ----------------------------------------------------
                                               2000        1999       1998       1997       1996     1995(c)
                                            ----------   --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period......   $  19.52    $  20.03   $  22.39   $  18.51   $  16.27   $  14.48
                                             --------    --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................       0.25        0.51       0.56       0.61       0.58       0.64
Net realized and unrealized gains (losses)
  on investments..........................      (1.29)       1.89      (1.03)      6.06       2.88       2.50
                                             --------    --------   --------   --------   --------   --------
    Total from investment operations......      (1.04)       2.40      (0.47)      6.67       3.46       3.14
                                             --------    --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income......      (0.16)      (0.50)     (0.59)     (0.57)     (0.71)     (0.62)
Distributions from net realized gains.....      (0.04)      (2.41)     (1.30)     (2.22)     (0.51)     (0.73)
                                             --------    --------   --------   --------   --------   --------
    Total distributions...................      (0.20)      (2.91)     (1.89)     (2.79)     (1.22)     (1.35)
                                             --------    --------   --------   --------   --------   --------
Net Asset Value, end of period............   $  18.28    $  19.52   $  20.03   $  22.39   $  18.51   $  16.27
                                             ========    ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN(A)................      (5.31)%     12.52%     (2.38)%    36.61%     21.74%     21.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)...   $1,722.2    $2,024.0   $2,142.3   $2,029.8   $1,363.5   $1,110.0
Ratios to average net assets:
  Expenses................................       0.42%(b)     0.42%     0.42%      0.41%      0.45%      0.43%
  Net investment income...................       2.63%(b)     2.34%     2.54%      2.90%      3.36%      4.00%
Portfolio turnover rate...................         43%         16%        20%        38%        21%        64%

                                                                      EQUITY PORTFOLIO
                                       ------------------------------------------------------------------------------
                                                                    CLASS I                                 CLASS II
                                       -----------------------------------------------------------------   ----------
                                       SIX MONTHS                        YEAR ENDED                        SIX MONTHS
                                         ENDED                          DECEMBER 31,                         ENDED
                                        JUNE 30,    ----------------------------------------------------    JUNE 30,
                                          2000        1999       1998       1997       1996     1995(c)       2000
                                       ----------   --------   --------   --------   --------   --------   ----------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of
  period.............................   $  28.90    $  29.64   $  31.07   $  26.96   $  25.64   $  20.66     $28.92
                                        --------    --------   --------   --------   --------   --------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income................       0.27        0.54       0.60       0.69       0.71       0.55       0.15
Net realized and unrealized gains
  (losses) on investments............      (1.86)       3.02       2.21       5.88       3.88       5.89      (1.80)
                                        --------    --------   --------   --------   --------   --------     ------
    Total from investment
      operations.....................      (1.61)       3.56       2.81       6.57       4.59       6.44      (1.65)
                                        --------    --------   --------   --------   --------   --------     ------
LESS DISTRIBUTIONS:
Dividends from net investment
  income.............................      (0.14)      (0.63)     (0.60)     (0.70)     (0.67)     (0.52)     (0.11)
Distributions from net realized
  gains..............................      (0.67)      (3.77)     (3.64)     (1.76)     (2.60)     (0.94)     (0.67)
                                        --------    --------   --------   --------   --------   --------     ------
    Total distributions..............      (0.81)      (4.30)     (4.24)     (2.46)     (3.27)     (1.46)     (0.78)
                                        --------    --------   --------   --------   --------   --------     ------
Net Asset Value, end of period.......   $  26.50    $  28.90   $  29.64   $  31.07   $  26.96   $  25.64     $26.49
                                        ========    ========   ========   ========   ========   ========     ======
TOTAL INVESTMENT RETURN(A)...........      (5.47)%     12.49%      9.34%     24.66%     18.52%     31.29%     (5.67)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)..........................   $5,463.4    $6,235.0   $6,247.0   $6,024.0   $4,814.0   $3,813.8     $  0.6
Ratios to average net assets:
  Expenses...........................       0.47%(b)     0.47%     0.47%      0.46%      0.50%      0.48%      0.87%(b)
  Net investment income..............       1.98%(b)     1.72%     1.81%      2.27%      2.54%      2.28%      1.65%(b)
Portfolio turnover rate..............          5%          9%        25%        13%        20%        18%         5%

                                       EQUITY PORTFOLIO
                                       -----------------
                                           CLASS II
                                       -----------------

                                        MAY 3, 1999(d)
                                            THROUGH
                                       DECEMBER 31, 1999
                                       -----------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of
  period.............................       $32.79
                                            ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income................         0.28
Net realized and unrealized gains
  (losses) on investments............        (0.60)
                                            ------
    Total from investment
      operations.....................        (0.32)
                                            ------
LESS DISTRIBUTIONS:
Dividends from net investment
  income.............................        (0.34)
Distributions from net realized
  gains..............................        (3.21)
                                            ------
    Total distributions..............        (3.55)
                                            ------
Net Asset Value, end of period.......       $28.92
                                            ======
TOTAL INVESTMENT RETURN(A)...........        (0.68)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)..........................       $  0.3
Ratios to average net assets:
  Expenses...........................         0.87%(b)
  Net investment income..............         1.33%(b)
Portfolio turnover rate..............            9%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(b) Annualized.

(c) Calculations are based on average month-end shares outstanding.

(d) Commencement of offering of Class II shares.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       D4

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                     PRUDENTIAL JENNISON PORTFOLIO
                                      -------------------------------------------------------------------------------------------
                                                                        CLASS I                                        CLASS II
                                      ---------------------------------------------------------------------------    ------------
                                                                                                                     FEBRUARY 10,
                                      SIX MONTHS                   YEAR ENDED                   APRIL 25, 1995(d)      2000(e)
                                        ENDED                     DECEMBER 31,                       THROUGH           THROUGH
                                       JUNE 30,     ----------------------------------------      DECEMBER 31,         JUNE 30,
                                         2000         1999        1998       1997      1996          1995(c)             2000
                                      ----------    --------    --------    ------    ------    -----------------    ------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of
  period............................   $  32.39     $  23.91    $  17.73    $14.32    $12.55         $10.00            $  34.25
                                       --------     --------    --------    ------    ------         ------            --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...............       0.01         0.05        0.04      0.04      0.02           0.02                  --(f)
Net realized and unrealized gains
  (losses) on investments...........       1.23         9.88        6.56      4.48      1.78           2.54               (0.68)
                                       --------     --------    --------    ------    ------         ------            --------
    Total from investment
      operations....................       1.24         9.93        6.60      4.52      1.80           2.56               (0.68)
                                       --------     --------    --------    ------    ------         ------            --------
LESS DISTRIBUTIONS:
Dividends from net investment
  income............................         --        (0.05)      (0.04)    (0.04)    (0.03)         (0.01)                 --
Distributions from net realized
  gains.............................      (0.50)       (1.40)      (0.38)    (1.07)       --             --               (0.50)
                                       --------     --------    --------    ------    ------         ------            --------
    Total distributions.............      (0.50)       (1.45)      (0.42)    (1.11)    (0.03)         (0.01)              (0.50)
                                       --------     --------    --------    ------    ------         ------            --------
Net Asset Value, end of period......   $  33.13     $  32.39    $  23.91    $17.73    $14.32         $12.55            $  33.08
                                       ========     ========    ========    ======    ======         ======            ========
TOTAL INVESTMENT RETURN(a)..........       3.98%       41.76%      37.46%    31.71%    14.41%         24.20%              (1.81)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions).........................   $3,470.3     $2,770.7    $1,198.7    $495.9    $226.5         $ 63.1            $2,775.9
Ratios to average net assets:
  Expenses..........................       0.62%(b)     0.63%       0.63%     0.64%     0.66%          0.79%(b)            1.02%(b)
  Net investment income.............       0.06%(b)     0.17%       0.20%     0.25%     0.20%          0.15%(b)           (0.34)%(b)
Portfolio turnover rate.............         41%          58%         54%       60%       46%            37%                 41%

                                                                 GLOBAL PORTFOLIO
                                            ----------------------------------------------------------
                                            SIX MONTHS                    YEAR ENDED
                                              ENDED                      DECEMBER 31,
                                             JUNE 30,    ---------------------------------------------
                                               2000        1999      1998     1997     1996    1995(c)
                                            ----------   --------   ------   ------   ------   -------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period......   $  30.98    $  21.16   $17.92   $17.85   $15.53   $13.88
                                             --------    --------   ------   ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................       0.06        0.06     0.07     0.09     0.11     0.06
Net realized and unrealized gains (losses)
  on investments..........................      (0.49)      10.04     4.38     1.11     2.94     2.14
                                             --------    --------   ------   ------   ------   ------
    Total from investment operations......      (0.43)      10.10     4.45     1.20     3.05     2.20
                                             --------    --------   ------   ------   ------   ------
LESS DISTRIBUTIONS:
Dividends from net investment income......      (0.05)         --    (0.16)   (0.13)   (0.11)   (0.24)
Dividends in excess of net investment
  income..................................         --       (0.10)   (0.12)   (0.10)      --       --
Distributions from net realized gains.....      (1.94)      (0.18)   (0.93)   (0.90)   (0.62)   (0.31)
                                             --------    --------   ------   ------   ------   ------
    Total distributions...................      (1.99)      (0.28)   (1.21)   (1.13)   (0.73)   (0.55)
                                             --------    --------   ------   ------   ------   ------
Net Asset Value, end of period............   $  28.56    $  30.98   $21.16   $17.92   $17.85   $15.53
                                             ========    ========   ======   ======   ======   ======
TOTAL INVESTMENT RETURN(a)................      (0.99)%     48.27%   25.08%    6.98%   19.97%   15.88%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)...   $1,436.5    $1,298.3   $844.5   $638.4   $580.6   $400.1
Ratios to average net assets:
  Expenses................................       0.81%(b)     0.84%   0.86%    0.85%    0.92%    1.06%
  Net investment income...................       0.37%(b)     0.21%   0.29%    0.47%    0.64%    0.44%
Portfolio turnover rate...................         56%         76%      73%      70%      41%      59%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(b) Annualized.

(c) Calculations are based on average month-end shares outstanding.

(d) Commencement of offering of Class I shares.

(e) Commencement of offering of Class II shares.

(f) Less than ($0.003).

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       D5

The toll-free number shown below can be used to make transfers and reallocations, review how your premiums are being allocated, and receive current investment option values in your contract. Unit values for each investment option are available to all Contract Owners from the toll-free number. The phone lines are open each business day during the hours shown. Please be sure to have your contract number available when you call.

(800) 944-8786, 7 a.m.-6 p.m. Central time.

In the past, Contract Owners who held several variable contracts at the same address received multiple copies of annual and semiannual reports. In an effort to lessen waste and reduce your fund's expenses of postage and printing, we will attempt to mail only one copy of this report for the contracts listed on the cover, based on our current records for Contract Owners with the same last name and same address. No action on your part is necessary. Upon request, we will furnish you with additional reports by contacting the reallocation area through the toll-free number listed above. Proxy material and tax information will continue to be sent to each account of record.

[LOGO OF PRUDENTIAL]                                          Presorted
P.O. Box 7478                                                  Standard
Philadelphia PA 19101-7478                                   U.S.Postage
                                                                 PAID
Address Service Requested                                    Prudential

IFS-200007-A051726
VUL SAR
Ed. 06/30/2000